   SCHWAB ACTIVE EQUITY FUNDS

                                                               SCHWAB FUNDS LOGO

   Prospectus
   February 28, 2007

   - Schwab Large-Cap Growth Fund TM
   - Schwab Premier Equity Fund(R)
     (Closed to new investors)
   - Schwab Core Equity Fund TM
   - Schwab Dividend Equity Fund TM
   - Schwab Small-Cap Equity Fund TM
     (Closed to new investors)
   - Schwab Hedged Equity Fund TM
   - Schwab Financial Services Fund TM
   - Schwab Health Care Fund TM
   - Schwab Technology Fund TM

   As with all mutual funds, the
   Securities and Exchange Commission
   (SEC) has not approved these securities
   or passed on whether the information in
   this prospectus is adequate and
   accurate. Anyone who indicates
   otherwise is committing a federal
   crime.                                                  [CHARLES SCHWAB LOGO]

SCHWAB ACTIVE EQUITY FUNDS


       ABOUT THE FUNDS

          Schwab Large-Cap Growth Fund TM..........................    2

          Schwab Premier Equity Fund(R)............................    7

          Schwab Core Equity Fund TM...............................   12

          Schwab Dividend Equity Fund TM...........................   17

          Schwab Small-Cap Equity Fund TM..........................   22

          Schwab Hedged Equity Fund TM.............................   27

          Schwab Financial Services Fund TM........................   34

          Schwab Health Care Fund TM...............................   39

          Schwab Technology Fund TM................................   44

          Fund management..........................................   50

       INVESTING IN THE FUNDS

          Placing orders...........................................   53

          Buying shares............................................   54

          Selling/exchanging shares................................   56

          Transaction policies.....................................   57

          Distributions and taxes..................................   61

ABOUT THE FUNDS

Each fund described in this prospectus uses the Schwab Equity Ratings(R) as part of its investment strategy in pursuing its investment goal.

The SCHWAB LARGE-CAP GROWTH FUND TM is designed to offer long-term capital growth by investing primarily in large-cap stocks of U.S. companies. The fund invests its assets in companies it believes to have above-average growth potential.

The SCHWAB PREMIER EQUITY FUND(R) is designed to seek long-term capital growth by investing primarily in the common stocks of approximately 100 U.S. companies.

The SCHWAB CORE EQUITY FUND TM is designed to offer long-term capital growth by investing primarily in large-and mid-cap stocks. The fund seeks to outperform the S&P 500 Index while maintaining a level of volatility similar to the Index.

The SCHWAB DIVIDEND EQUITY FUND TM is designed to offer current income and capital appreciation by investing primarily in dividend paying common and preferred stocks. The fund seeks to provide current income from dividends that are eligible for the reduced tax rate on qualified dividend income.

The SCHWAB SMALL-CAP EQUITY FUND TM is designed to offer long-term capital growth by investing primarily in small-cap stocks. The fund seeks to outperform the S&P SmallCap 600 Index while maintaining a level of volatility similar to the Index.

The SCHWAB HEDGED EQUITY FUND TM is designed to offer long-term capital appreciation over market cycles with lower volatility than the broad equity market. The fund invests primarily in stocks, using long and short positions.

The SCHWAB FINANCIAL SERVICES FUND TM is designed to offer long-term capital growth by primarily investing in equity securities issued by companies in the financial services sector.

The SCHWAB HEALTH CARE FUND TM is designed to offer long-term capital growth by primarily investing in equity securities issued by companies in the health care sector.

The SCHWAB TECHNOLOGY FUND TM is designed to offer long-term capital growth by primarily investing in equity securities issued by companies in the technology sector.

The funds are designed for long-term investors. The performance of the funds will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB LARGE-CAP GROWTH FUND TM
Ticker symbols  Investor Shares: SWLNX  Select Shares(R): SWLSX

--------------------------------------------------------------------------------
THE FUND SEEKS LONG-TERM CAPITAL GROWTH.

--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS PRIMARILY IN U.S. COMMON STOCKS. Under normal circumstances, the fund invests at least 80% of its net assets in large-cap stocks of U.S. companies. The fund will notify its shareholders at least 60 days before changing this policy. Large-cap stocks generally are those with market capitalizations equal to at least $5 billion at the time of purchase. The fund invests its assets in companies it believes to have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to have higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

The fund uses Schwab Equity Ratings(R) to aid its stock selection. Schwab Equity Ratings represents Schwab's point-of-view on the 12-month performance outlook for approximately 3,000 of the largest (by market capitalization) U.S.-headquartered stocks using a scale of "A," "B," "C," "D" and "F." Schwab's outlook is that "A" rated stocks, on average, will strongly outperform and "F" rated stocks, on average, will strongly underperform the equities market over the next 12 months. Generally, the fund seeks to invest in stocks that are rated "A", "B" or "C" at the time of purchase. If a stock held by the fund is downgraded to a rating below "C", the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of diversification. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund's portfolio relative to the fund's benchmark.

2  Schwab Large-Cap Growth Fund TM

Schwab Equity Ratings are based on a disciplined methodology that evaluates each stock on the basis of investment criteria from four broad categories:
Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.

The Fundamentals grade underlying the Schwab Equity Rating is based upon several earnings quality measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, improving asset utilization, and a track record of reporting earnings that exceed consensus forecasts tend to have better Fundamentals grades.

The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. Stocks with attributes such as high levels of operating income and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with shrinking shares outstanding and with relatively few total shares sold short tend to have better Valuation grades.

The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong relative price performance, and decreasing short interest tend to have better Momentum grades.

The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Larger stocks with attributes such as stable sales growth tend to have better Risk grades.

The fund uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, growth characteristics, industry and sector diversification, and volatility considerations.

The fund may invest in futures contracts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

                                              Schwab Large-Cap Growth Fund TM  3

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE-CAP RISK. Many of the risks of this fund are associated with its investment in the large-cap segments of the U.S. stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap U.S. stocks fall behind other types of investments--mid-or small-cap stocks, for instance--the fund's performance also will lag these investments.

"GROWTH" INVESTING RISK. Growth stocks can be volatile for several reasons. Since growth companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.

MANAGEMENT RISK. The fund's investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform its benchmark or other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund's stocks that receive Schwab Equity Ratings.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

4  Schwab Large-Cap Growth Fund TM

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.

ANNUAL TOTAL RETURNS (%) as of 12/31


INVESTOR SHARES

[BAR CHART]

              11.33

                06

BEST QUARTER: 6.32% Q4 2006
WORST QUARTER: (4.91%) Q2 2006

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06



                                                                          Since
                                                               1 year   inception
---------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                                 11.33      10.51 1
  After taxes on distributions                                 11.29      10.47 1
  After taxes on distributions
    and sale of shares                                          7.37       8.93 1

SELECT SHARES(R)
  Before taxes                                                 11.61      10.76 1

RUSSELL 1000 GROWTH(R) INDEX                                    9.07       9.70 2

1 Inception: 10/3/05

2 From: 10/3/05

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)



SHAREHOLDER FEES                                                        INVESTOR   SELECT
  (% of transaction amount)                                              SHARES   SHARES(R)
------------------------------------------------------------------------------------------
Redemption fee*                                                           2.00      2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------------------------------------
Management fees                                                           0.87      0.87
Distribution (12b-1) fees                                                 None      None
Other expenses                                                            0.39      0.24
                                                                        ------------------
Total annual operating expenses                                           1.26      1.11
Less expense reduction                                                   (0.06)    (0.12)
                                                                        ------------------
NET OPERATING EXPENSES**                                                  1.20      0.99
                                                                        ------------------

* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 1.20% and 0.99%, respectively, through 2/27/08.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT



                          1 year        3 years        5 years        10 years
--------------------------------------------------------------------------------
INVESTOR SHARES            $122           $394           $686          $1,517
SELECT SHARES              $101           $341           $600          $1,341

                                              Schwab Large-Cap Growth Fund TM  5

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                            11/1/05-   10/3/05 1-
INVESTOR SHARES                             10/31/06    10/31/05
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        9.73        10.00
                                            -----------------------------------------------------------------

Income or loss from investment operations:
  Net investment income or loss               0.01        (0.00) 2

  Net realized and unrealized gains or
    losses                                    1.33        (0.27)
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                1.34        (0.27)

Less distributions:
  Dividends from net investment income       (0.00) 2        --
                                            -----------------------------------------------------------------
Net asset value at end of period             11.07         9.73
                                            -----------------------------------------------------------------
Total return (%)                             13.80        (2.70) 3

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                      1.20         1.20 4
  Gross operating expenses                    1.26         1.71 4
  Net investment income or loss               0.09        (0.61) 4

Portfolio turnover rate                         53            4 3

Net assets, end of period ($ X 1,000,000)       70           25

                                            11/1/05-   10/3/05 1-
SELECT SHARES                               10/31/06    10/31/05
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        9.73        10.00
                                            -----------------------------------------------------------------

Income or loss from investment operations:
  Net investment income or loss               0.02        (0.00) 2
  Net realized and unrealized gains or
    losses                                    1.35        (0.27)
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                1.37        (0.27)

Less distributions:
  Dividends from net investment income       (0.01)          --
                                            -----------------------------------------------------------------
Net asset value at end of period             11.09         9.73
                                            -----------------------------------------------------------------
Total return (%)                             14.04        (2.70) 3

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                      0.99         0.99 4
  Gross operating expenses                    1.12         1.56 4
  Net investment income or loss               0.26        (0.40) 4

Portfolio turnover rate                         53            4 3

Net assets, end of period ($ X 1,000,000)      107           33

1 Commencement of operations.

2 Per share amount was less then $0.01.

3 Not annualized.

4 Annualized.

6  Schwab Large-Cap Growth Fund TM

SCHWAB PREMIER EQUITY FUND(R)
(Closed to new investors.)
Ticker symbols  Investor Shares: SWPNX  Select Shares: SWPSX

--------------------------------------------------------------------------------
THE FUND SEEKS LONG-TERM CAPITAL GROWTH.

--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS PRIMARILY IN U.S. COMMON STOCKS. Under normal circumstances, the fund pursues its goal by investing at least 80% of its net assets in stocks of U.S. companies. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally seeks to invest in the stocks of approximately 100 companies, but the fund may hold fewer or more stocks at a particular time. The fund may invest in companies of all sizes.

The fund uses Schwab Equity Ratings(R) to aid its stock selection. Schwab Equity Ratings represents Schwab's point-of-view on the 12-month performance outlook for approximately 3,000 of the largest (by market capitalization) U.S.-headquartered stocks using a scale of "A," "B," "C," "D" and "F." Schwab's outlook is that "A" rated stocks, on average, will strongly outperform and "F" rated stocks, on average will strongly underperform the equities market over the next 12 months. The fund will invest in a stock only if the stock is rated "A" or "B" at the time of purchase. If a stock held by the fund is downgraded to a rating below "B", the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of sector diversification. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock.

Schwab Equity Ratings are based on a disciplined methodology that evaluates each stock on the basis of investment criteria from four broad categories:
Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.

The Fundamentals grade underlying a Schwab Equity Rating is based upon several earnings quality measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, improving asset utilization, and a track record of reporting earnings that exceed consensus forecasts tend to have better Fundamentals grades.

                                                Schwab Premier Equity Fund(R)  7

The Valuation grade underlying a Schwab Equity Rating is based upon several value-oriented investment criteria. Stocks with attributes such as high levels of operating income and cash liquidity per dollar of current stock price tend to have better Valuation grades. Cash liquidity per dollar of current stock price refers to the amount of cash and cash-equivalent assets on a company's balance sheet, relative to its market capitalization. From an investor sentiment perspective, stocks with shrinking shares outstanding and with relatively few total shares sold short tend to have better Valuation grades.

The Momentum grade underlying a Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong relative price performance, and decreasing short interest tend to have better Momentum grades.

The Risk grade underlying a Schwab Equity Rating is based upon diverse measures of investment risk. Larger stocks with attributes such as stable sales growth tend to have better Risk grades.

The fund uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry and sector diversification, and volatility considerations.

The fund may invest in futures contracts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

8  Schwab Premier Equity Fund(R)

                        This fund could be appropriate for long-term investors interested in a fund designed to select its investments from among Schwab Equity Ratings' higher-rated stocks.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE- AND MID-CAP RISK. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments--small-cap stocks, for instance--the fund's performance could be reduced to the extent its portfolio is holding large- or mid-cap stocks.

SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--large-cap stocks, for instance--the fund's performance could be reduced to the extent its portfolio is holding small-cap stocks.

MANAGEMENT RISK. The fund's investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform other funds with a similar investment objective.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

                                                Schwab Premier Equity Fund(R)  9

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:
- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes
- are shown for one class only and would be different for the other share class
- may not reflect your actual after-tax performance
- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.

ANNUAL TOTAL RETURNS (%) as of 12/31


INVESTOR SHARES

[BAR CHART]

                      13.87



                        06



BEST QUARTER: 6.65% Q4 2006
WORST QUARTER: (2.41%) Q2 2006

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                                                 Since
                                      1 year   inception
--------------------------------------------------------
INVESTOR SHARES
  Before taxes                        13.87    15.75 1
  After taxes on distributions        13.86    15.70 1
  After taxes on distributions
    and sale of shares                 9.02    13.49 1

SELECT SHARES(R)
  Before taxes                        14.03    15.88 1

S&P 500(R) INDEX                      15.79    12.43 2

1  Inception: 3/21/05.
2  From: 3/21/05.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

                                                                INVESTOR   SELECT
SHAREHOLDER FEES(% of transaction amount)                        SHARES   SHARES(R)
---------------------------------------------------------------------------------
Redemption fee*                                                   2.00      2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
---------------------------------------------------------------------------------
Management fees                                                   0.89      0.89
Distribution (12b-1) fees                                         None      None
Other expenses                                                    0.29      0.14
                                                                -----------------
TOTAL ANNUAL OPERATING EXPENSES                                   1.18      1.03
                                                                -----------------

* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                          1 year        3 years        5 years        10 years
--------------------------------------------------------------------------------
INVESTOR SHARES            $120           $375           $649          $1,432
SELECT SHARES              $105           $328           $569          $1,259

10  Schwab Premier Equity Fund(R)

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                            11/1/05-   3/21/05 1-
INVESTOR SHARES                             10/31/06    10/31/05
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       10.70       10.00
                                            -----------------------------------------------------------------

Income from investment operations:
  Net investment income                       0.01        0.02

  Net realized and unrealized gains           1.83        0.68
                                            -----------------------------------------------------------------
  Total income from investment operations     1.84        0.70

Less distributions:
  Dividends from net investment income       (0.04)         --
                                            -----------------------------------------------------------------
Net asset value at end of period             12.50       10.70
                                            -----------------------------------------------------------------
Total return (%)                             17.22        7.00 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                      1.17        0.78 3

  Gross operating expenses                    1.18        1.23 3

  Net investment income                       0.01        0.52 3

Portfolio turnover rate                         73          33 2

Net assets, end of period ($ X 1,000,000)      690         364

                                            11/1/05-   3/21/05 1-
SELECT SHARES                               10/31/06    10/31/05
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       10.71       10.00
                                            -----------------------------------------------------------------

Income from investment operations:
  Net investment income                       0.02        0.03

  Net realized and unrealized gains           1.83        0.68
                                            -----------------------------------------------------------------
  Total income from investment operations     1.85        0.71

Less distributions:
  Dividends from net investment income       (0.05)         --
                                            -----------------------------------------------------------------
Net asset value at end of period             12.51       10.71
                                            -----------------------------------------------------------------
Total return (%)                             17.28        7.10 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                      1.02        0.68 3

  Gross operating expenses                    1.03        1.08 3

  Net investment income                       0.17        0.63 3

Portfolio turnover rate                         73          33 2

Net assets, end of period ($ X 1,000,000)      857         481

1 Commencement of operations.

2 Not annualized.

3 Annualized.

                                               Schwab Premier Equity Fund(R)  11

SCHWAB CORE EQUITY FUND TM
Ticker symbol  Investor Shares: SWANX

--------------------------------------------------------------------------------
THE FUND SEEKS LONG-TERM CAPITAL GROWTH.

RISK MANAGEMENT

The fund approaches risk management from the perspective of its benchmark, the S&P 500 Index. The S&P 500 Index includes the common stocks of 500 leading U.S. publicly traded companies from a broad range of industries. The portfolio managers seek to keep the fund's volatility similar to that of the S&P 500 Index.

--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS PRIMARILY IN U.S. STOCKS. Under normal circumstances, the fund pursues its goal by investing at least 80% of its net assets in equity securities of U.S. companies. The fund will notify its shareholders at least 60 days before changing this policy. The fund expects to hold the common stocks of U.S. companies that have market values of approximately $500 million or more. The fund seeks to assemble a portfolio with long-term performance that will exceed that of the S&P 500(R) Index.

The fund uses Schwab Equity Ratings(R) to aid its stock selection. Schwab Equity Ratings represents Schwab's point-of-view on the 12-month performance outlook for approximately 3,000 of the largest (by market capitalization) U.S.-headquartered stocks using a scale of "A," "B," "C," "D" and "F." Schwab's outlook is that "A" rated stocks, on average, will strongly outperform and "F" rated stocks, on average, will strongly underperform the equities market over the next 12 months. Generally, the fund seeks to invest in stocks that are rated "A" or "B" at the time of purchase, but the fund may purchase "C"-rated stocks for purposes of sector diversification. If a stock held by the fund is downgraded to a rating below "C", the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of sector diversification. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund's portfolio.

Schwab Equity Ratings are based on a disciplined methodology that evaluates each stock on the basis of investment criteria from four broad categories:
Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.

12  Schwab Core Equity Fund TM

The Fundamentals grade underlying the Schwab Equity Rating is based upon several earnings quality measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, improving asset utilization, and a track record of reporting earnings that exceed consensus forecasts tend to have better Fundamentals grades.

The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. Stocks with attributes such as high levels of operating income and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with shrinking shares outstanding and with relatively few total shares sold short tend to have better Valuation grades.

The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong relative price performance, and decreasing short interest tend to have better Momentum grades.

The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Larger stocks with attributes such as stable sales growth tend to have better Risk grades.

The fund uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry and sector diversification, and volatility considerations.

The fund may invest in futures contracts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

                                                  Schwab Core Equity Fund TM  13

                        This fund could be appropriate for long-term investors seeking an approach designed to outperform the S&P 500(R) Index.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE- AND MID-CAP RISK. Many of the risks of this fund are associated with its investment in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments--small-cap stocks, for instance--the fund's performance also will lag these investments.

MANAGEMENT RISK. The fund's investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform its benchmark or other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund's stocks that receive Schwab Equity Ratings.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

14  Schwab Core Equity Fund TM

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:
- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes
- may not reflect your actual after-tax performance
- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31 1



[BAR CHART]

      31.62   28.03   27.75   (7.71)  (17.89) (19.28) 28.19   13.50    9.40   15.59

        97      98      99      00      01      02      03      04      05      06

BEST QUARTER: 23.09% Q4 1998
WORST QUARTER: (15.61%) Q3 2001

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06 1

                                                               1 year   5 years   10 years
------------------------------------------------------------------------------------------
FUND
  Before taxes                                                 15.59     8.23       9.25
  After taxes on distributions                                 15.07     7.91       8.14
  After taxes on distributions and sale of shares              10.52     6.98       7.58

S&P 500(R) INDEX                                               15.79     6.19       8.42

1 Prior to June 1, 2002, the fund's day-to-day investment management was handled by a subadviser, Symphony Asset Management LLC.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE (%)

SHAREHOLDER FEES (% of transaction amount)
--------------------------------------------------------------------------------
Redemption fee*                                                           2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                           0.52
Distribution (12b-1) fees                                                 None
Other expenses                                                            0.29
                                                                        -------
Total annual operating expenses                                           0.81
Less expense reduction                                                   (0.06)
                                                                        -------
NET OPERATING EXPENSES**                                                  0.75
                                                                        -------

* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

** Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.75% through 2/27/08.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

      1 year              3 years              5 years              10 years
 --------------------------------------------------------------------------------
       $77                  $253                 $444                 $996

                                                  Schwab Core Equity Fund TM  15

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         11/1/05-   11/1/04-   11/1/03-   11/1/02-   11/1/01-
                                                         10/31/06   10/31/05   10/31/04   10/31/03   10/31/02
PER-SHARE DATA ($) 1
-------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period                    15.81      13.81      12.71      10.89       12.53
                                                         -----------------------------------------------------------------

Income or loss from investment operations:
  Net investment income                                    0.10       0.13       0.12       0.10        0.08

  Net realized and unrealized gains or losses              2.58       2.03       1.09       1.79       (1.64)
                                                         -----------------------------------------------------------------
  Total income or loss from investment operations          2.68       2.16       1.21       1.89       (1.56)

Less distributions:
  Dividends from net investment income                    (0.09)     (0.16)     (0.11)     (0.07)      (0.08)
                                                         -----------------------------------------------------------------
Net asset value at end of period                          18.40      15.81      13.81      12.71       10.89
                                                         -----------------------------------------------------------------
Total return (%)                                          17.02      15.74       9.57      17.54      (12.58)


RATIOS/SUPPLEMENTAL DATA (%) 1
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:

  Net operating expenses                                   0.75       0.75       0.75       0.75        0.75

  Gross operating expenses                                 0.81       0.85       0.88       0.88        0.91

  Net investment income                                    0.63       0.93       0.89       0.94        0.63

Portfolio turnover rate                                      42         48         86         73         114

Net assets, end of period ($ X 1,000,000)                 1,125        547        263        237         179

1 Prior to June 1, 2002, the fund's day-to-day investment management was handled by a subadviser, Symphony Asset Management LLC.

16  Schwab Core Equity Fund TM

SCHWAB DIVIDEND EQUITY FUND TM
Ticker symbols  Investor Shares: SWDIX  Select Shares: SWDSX

--------------------------------------------------------------------------------
THE FUND SEEKS CURRENT INCOME AND CAPITAL APPRECIATION.

SCHWAB EQUITY RATINGS

Schwab Equity Ratings represents Schwab's point-of-view on the 12-month performance outlook for approximately 3,000 of the largest (by market capitalization) U.S.-headquartered stocks using a scale of "A," "B," "C," "D" and "F." Schwab's outlook is that "A" rated stocks, on average, will strongly outperform and "F" rated stocks, on average, will strongly underperform the equities market over the next 12 months. Schwab Equity Ratings are based on a disciplined methodology that evaluates each stock on the basis of investment criteria from four broad categories: Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.
--------------------------------------------------------------------------------


STRATEGY

UNDER NORMAL CIRCUMSTANCES, THE FUND INVESTS AT LEAST 80% OF ITS NET ASSETS IN DIVIDEND PAYING COMMON AND PREFERRED STOCKS. The fund will notify its shareholders at least 60 days before changing this policy. The fund seeks to provide current income from dividends that are eligible for the reduced tax rate on qualified dividend income. The fund also seeks to provide capital appreciation by using Schwab Equity Ratings(TM) to aid its stock selection.

The fund's initial selection universe typically consists of the 1,500 largest U.S. publicly traded companies in terms of market capitalization. These companies tend to be large- to mid-cap companies. From this list, the fund's portfolio manager seeks to select stocks that pay dividends and that have been rated "A" or "B" by Schwab Equity Ratings. The fund may purchase "C"-rated stocks for purposes of sector diversification. If a stock held by the fund is downgraded to a rating below "C", the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of sector diversification. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund's portfolio. The manager then constructs a diversified portfolio that seeks to provide a dividend yield that exceeds that of the S&P 500 Index while seeking to maintain a lower volatility than that of the Index.

The fund may also invest in other equity investments, including convertible securities, and futures. Convertible securities can be converted into or exchanged for common stocks, preferred stocks or other securities. Convertible securities and preferred stocks provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock.

                                              Schwab Dividend Equity Fund TM  17

The fund may invest in futures contracts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact of its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

18  Schwab Dividend Equity Fund TM

                        This fund may be an appropriate part of your overall investment strategy if you are a long-term investor looking for current dividend income and capital appreciation.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

INVESTMENT STYLE RISK. In accordance with its income objective, the fund primarily invests in dividend paying stocks. As a result, fund performance will correlate directly with the performance of the dividend paying stock segment of the stock market. This may cause the fund to underperform funds that do not limit their investments to dividend paying stocks. In addition, if stocks held by the fund reduce or stop paying dividends, the fund's ability to generate income may be effected.

LARGE- AND MID-CAP RISK. Many of the risks of this fund are associated with its investment in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments--small-cap stocks, for instance--the fund's performance also will lag these investments.

MANAGEMENT RISK. The fund's investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund's stocks that receive Schwab Equity Ratings.

CONVERTIBLE SECURITIES RISK. Convertible securities generally are debt obligations that pay income, but which may convert into common or preferred stock under certain circumstances. These investments, which are often issued by smaller or less established companies, are subject to the equity risks described above, but they also are subject to fixed income risks. For example, an issuer may fail to pay interest or dividends, and prices of convertible securities generally will fall when interest rates rise.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

                                              Schwab Dividend Equity Fund TM  19

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.

ANNUAL TOTAL RETURNS (%) as of 12/31


INVESTOR SHARES

[BAR CHART]

      16.59    5.18   18.55

        04      05      06

BEST QUARTER: 8.23% Q4 2004
WORST QUARTER: 0.07% Q4 2005

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                                                                           Since
                                                               1 year    inception
----------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                                  18.55     16.38 1
  After taxes on distributions                                  17.51     15.33 1
  After taxes on distributions
    and sale of shares                                          12.50     13.72 1

SELECT SHARES(R)
  Before taxes                                                  18.64     16.51 1

S&P 500(R) INDEX                                                15.79     12.78 2

1 Inception: 9/2/03.
2 From: 9/2/03.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

SHAREHOLDER FEES                                                INVESTOR   SELECT
  (% of transaction amount)                                      SHARES    SHARES
--------------------------------------------------------------------------------
Redemption fee*                                                   2.00      2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                   0.77      0.77
Distribution (12b-1) fees                                         None      None
Other expenses                                                    0.28      0.13
                                                                -----------------
TOTAL ANNUAL OPERATING EXPENSES                                   1.05      0.90
                                                                -----------------

* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                          1 year        3 years        5 years        10 years
--------------------------------------------------------------------------------
INVESTOR SHARES            $107           $334           $579          $1,283
SELECT SHARES              $ 92           $287           $498          $1,108

20  Schwab Dividend Equity Fund TM

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                            11/1/05-   11/1/04-   11/1/03-   9/2/03 1-
INVESTOR SHARES                             10/31/06   10/31/05   10/31/04   10/31/03
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       12.80      12.06      10.60       10.00
                                            -----------------------------------------------------------------

Income from investment operations:
  Net investment income                       0.24       0.26       0.29        0.05

  Net realized and unrealized gains           1.97       0.93       1.49        0.55
                                            -----------------------------------------------------------------
  Total income from investment operations     2.21       1.19       1.78        0.60

Less distributions:
  Dividends from net investment income       (0.24)     (0.26)     (0.32)         --
  Distributions from net realized gains      (0.16)     (0.19)        --          --
                                            -----------------------------------------------------------------
  Total distributions                        (0.40)     (0.45)     (0.32)         --
                                            -----------------------------------------------------------------
Net asset value at end of period             14.61      12.80      12.06       10.60
                                            -----------------------------------------------------------------
Total return (%)                             17.63       9.98      17.00        6.00 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                      1.05       1.07       0.65          --
  Gross operating expenses                    1.05       1.09       1.19        1.34 3
  Net investment income                       1.78       2.17       2.71        3.41 3

Portfolio turnover rate                         36         26         39           2 2

Net assets, end of period ($ X 1,000,000)      624        528        267          94

                                            11/1/05-   11/1/04-   11/1/03-   9/2/03 1-
SELECT SHARES                               10/31/06   10/31/05   10/31/04   10/31/03
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       12.80      12.06      10.60       10.00
                                            -----------------------------------------------------------------

Income from investment operations:
  Net investment income                       0.26       0.28       0.31        0.05

  Net realized and unrealized gains           1.98       0.93       1.48        0.55
                                            -----------------------------------------------------------------
  Total income from investment operations     2.24       1.21       1.79        0.60

Less distributions:
  Dividends from net investment income       (0.28)     (0.28)     (0.33)         --
  Distributions from net realized gains      (0.16)     (0.19)        --          --
                                            -----------------------------------------------------------------
  Total distributions                        (0.44)     (0.47)     (0.33)         --
                                            -----------------------------------------------------------------
Net asset value at end of period             14.60      12.80      12.06       10.60
                                            -----------------------------------------------------------------
Total return (%)                             17.86      10.17      17.07        6.00 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                      0.90       0.92       0.54          --
  Gross operating expenses                    0.90       0.94       1.04        1.19 3
  Net investment income                       1.92       2.32       2.83        3.41 3

Portfolio turnover rate                         36         26         39           2 2

Net assets, end of period ($ X 1,000,000)      729        509        252         111

1 Commencement of operations.

2 Not annualized.

3 Annualized.

                                              Schwab Dividend Equity Fund TM  21

SCHWAB DIVIDEND EQUITY FUND TM
Ticker symbols  Investor Shares: SWDIX  Select Shares: SWDSX

--------------------------------------------------------------------------------
THE FUND SEEKS LONG-TERM CAPITAL GROWTH.

RISK MANAGEMENT

The fund approaches risk management from the perspective of its benchmark index, the S&P SmallCap 600 Index. This index includes the common stocks of 600 publicly traded U.S. companies, representing the leading small-cap companies in a broad range of industries. The portfolio managers seek to keep the fund's volatility similar to that of the S&P SmallCap 600 Index.
--------------------------------------------------------------------------------


STRATEGY

UNDER NORMAL CIRCUMSTANCES, THE FUND INVESTS AT LEAST 80% OF ITS NET ASSETS IN SMALL-CAP EQUITY SECURITIES. The fund will notify its shareholders at least 60 days before changing this policy. Small-cap equity securities generally are securities with market capitalizations of up to $2.5 billion or securities included in the S&P SmallCap 600 Index, each measured at time of purchase by the fund. In addition, small-cap equity securities may include those with market capitalizations of up to $5 billion so long as the purchase of those securities would not cause the average weighted market capitalization of the fund to exceed $2.5 billion. The fund seeks to assemble a portfolio with long-term performance that will exceed that of the S&P SmallCap 600 Index.

The fund uses Schwab Equity Ratings(R) to aid its stock selection. Schwab Equity Ratings represents Schwab's point-of-view on the 12-month performance outlook for approximately 3,000 of the largest (by market capitalization) U.S.-headquartered stocks using a scale of "A," "B," "C," "D" and "F." Schwab's outlook is that "A" rated stocks, on average, will strongly outperform and "F" rated stocks, on average, will strongly underperform the equities market over the next 12 months. Generally, the fund seeks to invest in stocks that are rated "A" or "B" at the time of purchase, but the fund may purchase "C"-rated stocks for purposes of sector diversification. If a stock held by the fund is downgraded to a rating below "C", the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of sector diversification. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund's portfolio.

22  Schwab Small-Cap Equity Fund TM

Schwab Equity Ratings are based on a disciplined methodology that evaluates each stock on the basis of investment criteria from four broad categories:
Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.

The Fundamentals grade underlying the Schwab Equity Rating is based upon several earnings quality measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, improving asset utilization, and a track record of reporting earnings that exceed consensus forecasts tend to have better Fundamentals grades.

The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. Stocks with attributes such as high levels of operating income and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with shrinking shares outstanding and with relatively few total shares sold short tend to have better Valuation grades.

The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong relative price performance, and decreasing short interest tend to have better Momentum grades.

The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Larger stocks with attributes such as stable sales growth tend to have better Risk grades.

The fund uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry and sector diversification, and volatility considerations.

The fund may invest in futures contracts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

                                             Schwab Small-Cap Equity Fund TM  23

                        This fund could be appropriate for long-term investors looking for a small-cap fund with the potential to outperform the S&P SmallCap 600 Index.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--large-cap stocks, for instance--the fund's performance also will lag these investments.

MANAGEMENT RISK. The fund's investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform its benchmark or other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund's stocks that receive Schwab Equity Ratings.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

24  Schwab Small-Cap Equity Fund TM

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.

ANNUAL TOTAL RETURNS (%) as of 12/31


INVESTOR SHARES

[BAR CHART]

                      24.01   16.90   14.69



                        04      05      06



BEST QUARTER: 13.09% Q4 2004
WORST QUARTER: (2.92%) Q2 2006

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                                                                          Since
                                                               1 year   inception
---------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                                 14.69      23.89 1
  After taxes on distributions                                 14.62      22.48 1
  After taxes on distributions
    and sale of shares                                          9.65      20.20 1

SELECT SHARES(R)
  Before taxes                                                 14.82      24.09 1

S&P SMALLCAP 600 INDEX                                         15.12      19.51 2

1 Inception: 7/1/03.

2 From: 7/1/03.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)



SHAREHOLDER FEES                                                INVESTOR   SELECT
  (% of transaction amount)                                      SHARES    SHARES
---------------------------------------------------------------------------------
Redemption fee*                                                   2.00      2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
---------------------------------------------------------------------------------
Management fees                                                   0.97      0.97
Distribution (12b-1) fees                                         None      None
Other expenses                                                    0.32      0.17
                                                                ------------------
Total annual operating expenses                                   1.29      1.14
Less expense reduction                                             --      (0.02)
                                                                ------------------
NET OPERATING EXPENSES**                                          1.29      1.12
                                                                ------------------

* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 1.30% and 1.12%, respectively, through 2/27/08.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                               1 year      3 years     5 years    10 years
---------------------------------------------------------------------------------
INVESTOR SHARES                 $131        $409        $708       $1,556
SELECT SHARES                   $114        $360        $626       $1,384

                                             Schwab Small-Cap Equity Fund TM  25

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                            11/1/05-   11/1/04-   11/1/03-   7/1/031-
INVESTOR SHARES                             10/31/06   10/31/05   10/31/04   10/31/03
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        15.72     14.13      11.81       10.00
                                            -----------------------------------------------------------------

Income or loss from investment operations:
  Net investment income or loss               (0.05)     0.01      (0.04)      (0.02)

  Net realized and unrealized gains            2.48      3.12       2.58        1.83
                                            -----------------------------------------------------------------
  Total income from investment operations      2.43      3.13       2.54        1.81

Less distributions:
  Dividends from net investment income        (0.00) 4     --         --          --
  Distributions from net realized gains       (0.43)    (1.54)     (0.22)         --
                                            -----------------------------------------------------------------
  Total distributions                         (0.43)    (1.54)     (0.22)         --
                                            -----------------------------------------------------------------
Net asset value at end of period              17.72     15.72      14.13       11.81
                                            -----------------------------------------------------------------
Total return (%)                              15.71     23.65      21.74       18.10 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:

  Net operating expenses                       1.29      1.28       1.30        1.30 3

  Gross operating expenses                     1.29      1.38       1.61        1.73 3

  Net investment income or loss               (0.39)     0.11      (0.35)      (0.54) 3

Portfolio turnover rate                          82        90        118          39 2

Net assets, end of period ($ X 1,000,000)       431       170         37          26

                                            11/1/05-   11/1/04-   11/1/03-   7/1/031-
SELECT SHARES                               10/31/06   10/31/05   10/31/04   10/31/03
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       15.78      14.16      11.81       10.00
                                            -----------------------------------------------------------------

Income or loss from investment operations:
  Net investment income or loss              (0.02)      0.00 4    (0.02)      (0.01)

  Net realized and unrealized gains           2.49       3.16       2.59        1.82
                                            -----------------------------------------------------------------
  Total income from investment operations     2.47       3.16       2.57        1.81

Less distributions:
  Dividends from net investment income       (0.02)        --         --          --
  Distributions from net realized gains      (0.43)     (1.54)     (0.22)         --
                                            -----------------------------------------------------------------
  Total distributions                        (0.45)     (1.54)     (0.22)         --
                                            -----------------------------------------------------------------
Net asset value at end of period             17.80      15.78      14.16       11.81
                                            -----------------------------------------------------------------
Total return (%)                             15.89      23.83      22.00       18.10 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:

  Net operating expenses                      1.12       1.11       1.12        1.12 3

  Gross operating expenses                    1.14       1.23       1.46        1.58 3

  Net investment income or loss              (0.21)      0.09      (0.16)      (0.36) 3

Portfolio turnover rate                         82         90        118          39 2

Net assets, end of period ($ X 1,000,000)      276         80         18          14

1 Commencement of operations.

2 Not annualized.

3 Annualized.

4 Per share amount was less than $0.01.

26  Schwab Small-Cap Equity Fund TM

SCHWAB HEDGED EQUITY FUND TM
Ticker symbols  Investor Shares: SWHIX  Select Shares R: SWHEX

--------------------------------------------------------------------------------
THE FUND'S PRINCIPAL INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION OVER MARKET CYCLES WITH LOWER VOLATILITY THAN THE BROAD EQUITY MARKET.

LONG AND SHORT POSITIONS

When the fund takes a long position, it purchases a stock outright. When the fund takes a short position, it sells a stock that it has borrowed. To complete, or close out, the short sale transaction, the fund buys the same stock in the market and returns it to the lender. The fund makes money if the market price of the stock goes down after the short sale. Conversely, if the price of the stock goes up after the short sale, the fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

Short positions may be used to hedge against the volatility of the long portion of the overall portfolio and/or to garner returns from declines in securities prices. In an effort to enhance return, the portfolio managers also may invest in options and futures contracts. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS INVESTMENT OBJECTIVE, THE FUND WILL ESTABLISH LONG AND SHORT POSITIONS IN EQUITY SECURITIES ISSUED BY U.S. COMPANIES. Under normal circumstances it will invest at least 80% of its net assets in these investments; typically, the actual percentage will be higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund typically purchases or sells short stocks of companies that have market capitalizations of $1 billion or more at the time the stock is purchased or sold short.

The fund uses Schwab Equity Ratings(R) to aid its stock selection. Schwab Equity Ratings represents Schwab's point-of-view on the 12-month performance outlook for approximately 3,000 of the largest (by market capitalization) U.S.-headquartered stocks using a scale of "A," "B," "C," "D" and "F." Schwab's outlook is that "A" rated stocks, on average, will strongly outperform and "F" rated stocks, on average, will strongly underperform the equities market over the next 12 months. In general, the fund selects its long positions from stocks that are rated "A" or "B" at the time of purchase and selects its short positions from stocks that are rated "D" or "F" at the time of purchase. The fund may purchase or sell short a "C"-rated stock for purposes of sector diversification. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund's portfolio.

Schwab Equity Ratings are based on a disciplined methodology that evaluates each stock on the basis of investment criteria from four broad categories:
Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.

The Fundamentals grade underlying the Schwab Equity Rating is based upon several earnings quality measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, improving asset utilization, and a track record of reporting earnings that exceed consensus forecasts tend to have better Fundamentals grades.

                                                Schwab Hedged Equity Fund TM  27

The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. Stocks with attributes such as high levels of operating income and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with shrinking shares outstanding and with relatively few total shares sold short tend to have better Valuation grades.

The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong relative price performance, and decreasing short interest tend to have better Momentum grades.

The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Larger stocks with attributes such as stable sales growth tend to have better Risk grades.

The fund uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry and sector diversification, and volatility considerations.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gains distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

28  Schwab Hedged Equity Fund TM

                        The fund could be appropriate for long-term investors seeking equity exposure with lower volatility than broad market indices, such as the S&P 500(R) Index.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time. THE FUND'S USE OF SHORT SELLING MAY REDUCE THE RISK OF GENERAL EQUITY MARKET VOLATILITY BUT CANNOT COMPLETELY ELIMINATE THAT RISK.

INVESTMENT STYLE RISK. The fund's long positions could decline in value at the same time that the value of the stocks sold short increase, thereby increasing the fund's overall potential for loss. The fund's short sales may result in a loss if the price of the borrowed securities rise and it costs more to replace the borrowed securities. In contrast to the fund's long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the fund's short positions is unlimited. In addition, any gain on a short sale is decreased, and any loss is increased, by the amount of any payment, dividend or interest that the fund may be required to pay with respect to the borrowed securities. Market factors may prevent the fund from closing out a short position at the most desirable time or at a favorable price. The lender of the borrowed securities may require the fund to return the securities on short notice, which may require the fund to purchase the borrowed securities at an unfavorable price, resulting in a loss.

LARGE- AND MID-CAP RISK. Many of the risks of this fund are associated with its investment in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments--small-cap stocks, for instance--the fund's performance also will lag these investments.

SHORT SALES RISK. Short sales are transactions in which the fund sells a security it does not own. To complete a short sale, the fund must borrow the security to deliver to the buyer. The fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund and the fund will incur a loss if the price

                                                Schwab Hedged Equity Fund TM  29
of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.

MANAGEMENT RISK. The fund's investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund's stocks that receive Schwab Equity Ratings.

DERIVATIVES RISK. The fund may use derivatives (including options, futures and options on futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

30  Schwab Hedged Equity Fund TM

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one class only, and would be different for the other class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.

ANNUAL TOTAL RETURNS (%) as of 12/31


SELECT SHARES(R)


[BAR CHART]

      22.87   17.44   10.92    9.57

        03      04      05      06

BEST QUARTER: 11.03% Q4 2003
WORST QUARTER: (0.47%) Q3 2004

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                                                 Since
                                      1 year   inception
--------------------------------------------------------
SELECT SHARES
  Before taxes                         9.57      13.17 1
  After taxes on distributions         9.36      12.86 1
  After taxes on distributions
    and sale of shares                 6.22      11.43 1

INVESTOR SHARES
  Before taxes                         9.38      10.61 2

S&P 500(R) INDEX                      15.79      12.64 3

1 Inception: 9/3/02.
2 Inception: 3/1/05.
3 From: 9/3/02.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return for each share class.

FEE TABLE (%)

                                                                  INVESTOR   SELECT
SHAREHOLDER FEES(% of transaction amount)                          SHARES    SHARES
-----------------------------------------------------------------------------------
Redemption fee*                                                     2.00      2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
-----------------------------------------------------------------------------------
Management fees                                                     1.66      1.66
Distribution (12b-1) fees                                           None      None
Other expenses:
  Dividend expenses on securities sold short                        0.13      0.13
  Remainder of other expenses                                       0.33      0.18
                                                                  -----------------
  Total of other expenses                                           0.46      0.31
                                                                  -----------------
Total annual operating expenses                                     2.12      1.97
Less expense reduction                                               --      (0.06)
                                                                  -----------------
NET OPERATING EXPENSES**                                            2.12      1.91
                                                                  -----------------

* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes, certain non-routine expenses and expenses for dividends and interest paid on securities sold short) of the Investor Shares and Select Shares to 2.00% and 1.77%, respectively, through 2/27/08.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                          1 year        3 years        5 years        10 years
--------------------------------------------------------------------------------
INVESTOR SHARES            $215           $664          $1,139         $2,452
SELECT SHARES              $194           $613          $1,057         $2,291

                                                Schwab Hedged Equity Fund TM  31

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                            11/1/05-   3/1/05 1-
INVESTOR SHARES                             10/31/06   10/31/05
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        14.45      13.51
                                            -----------------------------------------------------------------

Income from investment operations:
  Net investment income                        0.06       0.03

  Net realized and unrealized gains            1.74       0.91
                                            -----------------------------------------------------------------
  Total income from investment operations      1.80       0.94

Less distributions:
  Dividends from net investment income        (0.04)        --
  Distributions from net realized gains       (0.26)        --
                                            -----------------------------------------------------------------
  Total distributions                         (0.30)        --
                                            -----------------------------------------------------------------
Net asset value at end of period              15.95      14.45
                                            -----------------------------------------------------------------
Total return (%)                              12.71       6.96 2


RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses (including
    dividend expense on short sales)           2.11       2.32 3
  Net operating expenses (excluding
    dividend expense on short sales)           1.99 4     2.05 3,4
  Gross operating expenses                     2.12       2.35 3
  Net investment income                        0.58       0.56 3

Portfolio turnover rate                         100         87 2

Net assets, end of period ($ x 1,000,000)       207         33

1 Commencement of operations.

2 Not annualized.

3 Annualized.

4 The ratio of net operating expenses would have been 2.00% and 1.98% for the periods ended 10/31/05 and 10/31/06, respectively, if interest expense had not been included.

32  Schwab Hedged Equity Fund TM

                                            11/1/05-   11/1/04-    11/1/03-   11/1/02-   9/30/02 1-
SELECT SHARES                               10/31/06   10/31/05    10/31/04   10/31/03    10/31/02
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        14.46      13.01       11.53      9.84       10.00
                                            -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment income or losses              0.07       0.04       (0.09)    (0.09)      (0.01)
  Net realized and unrealized gains or
    losses                                     1.76       2.05        1.57      1.78       (0.15)
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                 1.83       2.09        1.48      1.69       (0.16)

Less distributions:
  Dividends from net investment income        (0.05)        --          --        --          --
  Distributions from net realized gains       (0.26)     (0.64)         --        --          --
                                            -----------------------------------------------------------------
  Total distributions                         (0.31)     (0.64)         --        --          --
                                            -----------------------------------------------------------------
Net asset value at end of period              15.98      14.46       13.01     11.53        9.84
                                            -----------------------------------------------------------------
Total return (%)                              12.82      16.52       12.84     17.17       (1.60) 2


RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses (including
    dividend expenses on short sales)          1.90       2.26        2.43      2.37        2.39 3
  Net operating expenses (excluding
    dividend expense on short sales)           1.77 4     1.92 4      2.10 4    2.00        2.00 3
  Gross operating expenses                     1.97       2.39        2.71      2.77        3.33 3
  Net investment income or loss                0.77       0.55       (0.86)    (0.90)      (0.79) 3

Portfolio turnover rate                         100         87          99       114          68 2

Net assets, end of period ($ x 1,000,000)       931        229          68        44          32

1 Commencement of operations.

2 Not annualized.

3 Annualized.

4 The ratio of net operating expenses would have been 2.00%, 1.82% and 1.76% for the periods ended 10/31/04, 10/31/05 and 10/31/06, respectively, if interest expense had not been included.

                                                Schwab Hedged Equity Fund TM  33

SCHWAB FINANCIAL SERVICES FUND TM
Ticker symbol  Investor Shares: SWFFX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO SEEK LONG-TERM CAPITAL GROWTH.

THE FINANCIAL SERVICES SECTOR

The economy can be divided into sectors, each consisting of a number of related industries. The financial services sector may include, for example, these types of companies:

- asset management firms

- brokerage companies

- commercial banks

- financial services firms

- insurance companies

- real estate investment trusts (REITs)

- savings and loan associations
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN EQUITY SECURITIES ISSUED BY COMPANIES IN THE FINANCIAL SERVICES SECTOR. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these securities; typically, the actual percentage will be higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund will concentrate its investments in securities of companies in the financial services sector (see sidebar). The fund generally invests in U.S. companies and may invest in companies of all sizes.

The fund uses Schwab Equity Ratings(R) to aid its stock selection. Schwab Equity Ratings represents Schwab's point-of-view on the 12-month performance outlook for approximately 3,000 of the largest (by market capitalization) U.S.-headquartered stocks using a scale of "A," "B," "C," "D" and "F." Schwab's outlook is that "A" rated stocks, on average, will strongly outperform and "F" rated stocks, on average, will strongly underperform the equities market over the next 12 months. Generally, the fund seeks to invest in stocks that are rated "A" or "B" at the time of purchase, but the fund may purchase "C"-rated stocks to broaden exposure among industries represented in the portfolio. If a stock held by the fund is downgraded to a rating below "C", the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of maintaining this exposure. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund's portfolio.

Schwab Equity Ratings are based on a disciplined methodology that evaluates each stock on the basis of investment criteria from four broad categories:
Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.

34  Schwab Financial Services Fund TM

The Fundamentals grade underlying the Schwab Equity Rating is based upon several earnings quality measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, improving asset utilization, and a track record of reporting earnings that exceed consensus forecasts tend to have better Fundamentals grades.

The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. Stocks with attributes such as high levels of operating income and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with shrinking shares outstanding and with relatively few total shares sold short tend to have better Valuation grades.

The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong relative price performance, and decreasing short interest tend to have better Momentum grades.

The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Larger stocks with attributes such as stable sales growth tend to have better Risk grades.

The fund uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry diversification, and volatility considerations.

The fund may invest in futures contracts, exchange-traded funds and depositary receipts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

                                           Schwab Financial Services Fund TM  35

                        The fund may appeal to long-term investors who are interested in a fund that seeks to capture the performance potential of the financial services sector.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

CONCENTRATION RISK. Because the fund's investments are concentrated in issuers doing business in the same sector, your investment is exposed to that sector's risks. The companies in which the fund invests are affected by many of the same factors, such as legislative or regulatory changes, intense competition for market share and other competitive challenges posed by joint ventures and mergers between U.S. and foreign firms. In addition, the fund is subject to the risks that stocks of financial services companies may underperform other segments of the equity market or the stock market as a whole and are likely to have above-average volatility.

NON-DIVERSIFICATION RISK. The fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, a single adverse economic or regulatory occurrence may have a more significant effect on the fund's investments, and the fund may experience increased volatility.

MANAGEMENT RISK. The fund's investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund's stocks that receive Schwab Equity Ratings.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

ETF RISK. If the fund invests in any exchange-traded funds, the fund will bear its proportionate share of the expenses of those funds in addition to its own expenses. Also, to the extent the fund invests a portion of its assets in exchanged-traded funds, those assets will be subject to the risks of the exchanged-traded funds' portfolio securities.

DEPOSITARY RECEIPTS RISK. Depositary receipts (which represent ownership in a group of stocks or a single stock) may trade at a discount, which may prevent the fund from obtaining the full market value of the depositary receipts' underlying securities.

36  Schwab Financial Services Fund TM

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31



[BAR CHART]

      (7.94)  (12.41) 35.50   17.34   12.17   14.73

        01      02      03      04      05      06

BEST QUARTER: 17.67% Q2 2003
WORST QUARTER: (14.27%) Q3 2001

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                                                                                    Since
                                                               1 year   5 years   inception
-------------------------------------------------------------------------------------------
FUND
  Before taxes                                                 14.73     12.38      11.27 1
  After taxes on distributions                                 14.23     11.58      10.31 1
  After taxes on distributions and sale of shares               9.82     10.51       9.41 1

S&P 500 FINANCIALS SECTOR INDEX                                18.86      9.96      10.26 2

S&P 500(R) INDEX                                               15.79      6.19       1.28 2

1 Inception: 7/3/00.

2 From: 7/3/00.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.

FEE TABLE (%)

SHAREHOLDER FEES (% of transaction amount)
--------------------------------------------------------------------------------
Redemption fee*                                                           2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                           0.54
Distribution (12b-1) fees                                                 None
Other expenses                                                            0.44
                                                                        -------
TOTAL ANNUAL OPERATING EXPENSES                                           0.98
                                                                        -------

* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.


EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

      1 year              3 years              5 years              10 years
 --------------------------------------------------------------------------------
       $100                 $312                 $542                $1,201

                                           Schwab Financial Services Fund TM  37

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         11/1/05-   11/1/04-   11/1/03-   11/1/02-   11/1/01-
                                                         10/31/06   10/31/05   10/31/04   10/31/03   10/31/02
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     14.42      13.12      11.77       9.44       9.75
                                                         -----------------------------------------------------------------

Income or loss from investment operations:
  Net investment income                                     0.10       0.12       0.08       0.11       0.12
  Net realized and unrealized gains or losses               1.98       2.21       1.37       2.37      (0.28)
                                                         -----------------------------------------------------------------
  Total income or loss from investment operations           2.08       2.33       1.45       2.48      (0.16)

Less distributions:
  Dividends from net investment income                     (0.11)     (0.09)     (0.10)     (0.15)     (0.09)
  Distributions from net realized gains                    (0.64)     (0.94)        --         --      (0.06)
                                                         -----------------------------------------------------------------
  Total distributions                                      (0.75)     (1.03)     (0.10)     (0.15)     (0.15)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           15.75      14.42      13.12      11.77       9.44
                                                         -----------------------------------------------------------------
Total return (%)                                           14.85      18.62      12.39      26.68      (1.78)


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                                    0.98       1.07       1.05       1.04 1     0.89
  Gross operating expenses                                  0.98       1.15       1.25       1.49       1.32
  Net investment income                                     0.87       1.01       0.62       1.05       1.20
Portfolio turnover rate                                       57         74         85        181        131
Net assets, end of period ($ x 1,000,000)                     95         29         20         18         17

1 The ratio of net operating expenses would have been 1.03% if interest expense had not been included.

38  Schwab Financial Services Fund TM

SCHWAB HEALTH CARE FUND TM
Ticker symbols  Investor Shares: SWHFX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO SEEK LONG-TERM CAPITAL GROWTH.

THE HEALTH CARE SECTOR

The economy can be divided into sectors, each consisting of a number of related industries. The health care sector may include, for example, these types of companies:

- drug and biotechnology companies

- health care facilities operators

- medical product manufacturers and suppliers

- medical providers

- medical services firms
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN EQUITY SECURITIES ISSUED BY COMPANIES IN THE HEALTH CARE SECTOR. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these securities; typically, the actual percentage will be higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund will concentrate its investments in securities of companies in the health care sector (see sidebar). The fund generally invests in U.S. companies and may invest in companies of all sizes.

The fund uses Schwab Equity Ratings(R) to aid its stock selection. Schwab Equity Ratings represents Schwab's point-of-view on the 12-month performance outlook for approximately 3,000 of the largest (by market capitalization) U.S.-headquartered stocks using a scale of "A," "B," "C," "D" and "F." Schwab's outlook is that "A" rated stocks, on average, will strongly outperform and "F" rated stocks, on average, will strongly underperform the equities market over the next 12 months. Generally, the fund seeks to invest in stocks that are rated "A" or "B" at the time of purchase, but the fund may purchase "C"-rated stocks to broaden exposure among industries represented in the portfolio. If a stock held by the fund is downgraded to a rating below "C", the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of maintaining this exposure. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund's portfolio.

Schwab Equity Ratings are based on a disciplined methodology that evaluates each stock on the basis of investment criteria from four broad categories:
Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.

                                                  Schwab Health Care Fund TM  39

The Fundamentals grade underlying the Schwab Equity Rating is based upon several earnings quality measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, improving asset utilization, and a track record of reporting earnings that exceed consensus forecasts tend to have better Fundamentals grades.

The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. Stocks with attributes such as high levels of operating income and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with shrinking shares outstanding and with relatively few total shares sold short tend to have better Valuation grades.

The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong relative price performance, and decreasing short interest tend to have better Momentum grades.

The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Larger stocks with attributes such as stable sales growth tend to have better Risk grades.

The fund uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry diversification, and volatility considerations.

The fund may invest in futures contracts, exchange-traded funds and depositary receipts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

40  Schwab Health Care Fund TM

                        Investors who believe that health care companies offer long-term growth potential may want to consider this fund.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

CONCENTRATION RISK. Because the fund's investments are concentrated in issuers doing business in the same sector, your investment is exposed to that sector's risks. The companies in which the fund invests are affected by many of the same factors, such as legislative or regulatory changes, intense competition for market share and other competitive challenges posed by joint ventures and mergers between U.S. and foreign firms. In addition, the fund is subject to the risks that stocks of health care companies may underperform other segments of the equity market or the stock market as a whole and are likely to have above-average volatility.

NON-DIVERSIFICATION RISK. The fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, a single adverse economic or regulatory occurrence may have a more significant effect on the fund's investments, and the fund may experience increased volatility.

MANAGEMENT RISK. The fund's investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund's stocks that receive Schwab Equity Ratings.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

ETF RISK. If the fund invests in any exchange-traded funds, the fund will bear its proportionate share of the expenses of those funds in addition to its own expenses. Also, to the extent the fund invests a portion of its assets in exchanged-traded funds, those assets will be subject to the risks of the exchanged-traded funds' portfolio securities.

DEPOSITARY RECEIPTS RISK. Depositary receipts (which represent ownership in a group of stocks or a single stock) may trade at a discount, which may prevent the fund from obtaining the full market value of the depositary receipts' underlying securities.

                                                  Schwab Health Care Fund TM  41

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.
The after-tax figures:
- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes
- may not reflect your actual after-tax performance
- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31



[BAR CHART]

      (14.40) (24.37) 36.76   31.01   20.03    2.11

        01      02      03      04      05      06

BEST QUARTER: 16.67% Q4 2003
WORST QUARTER: (18.45%) Q1 2001

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                                                   Since
                              1 year   5 years   inception
----------------------------------------------------------
FUND
  Before taxes                 2.11     10.68      6.98 1
  After taxes on
    distributions              1.97     10.61      6.82 1
  After taxes on
    distributions and sale
    of shares                  1.55      9.29      5.98 1

S&P 500 HEALTH CARE SECTOR
  INDEX                        6.97      2.52      1.81 2

S&P 500(R) INDEX              15.79      6.19      1.28 2

1 Inception: 7/3/00.

2 From: 7/3/00.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.

FEE TABLE (%)

SHAREHOLDER FEES (% of transaction amount)
--------------------------------------------------------------------------------
Redemption fee*                                                           2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                           0.54
Distribution (12b-1) fees                                                 None
Other expenses                                                            0.30
                                                                        -------
TOTAL ANNUAL OPERATING EXPENSES                                           0.84
                                                                        -------

* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

      1 year              3 years              5 years              10 years
 --------------------------------------------------------------------------------
       $86                  $268                 $466                $1,037

42  Schwab Health Care Fund TM

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         11/1/05-   11/1/04-   11/1/03-   11/1/02-   11/1/01-
                                                         10/31/06   10/31/05   10/31/04   10/31/03   10/31/02
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    14.03      10.78       8.43       7.12        9.00
                                                         -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment income or loss                           (0.01)     (0.02)     (0.06)      0.01        0.03
  Net realized and unrealized gains or losses              1.03       3.27       2.41       1.33       (1.90)
                                                         -----------------------------------------------------------------
  Total income or loss from investment operations          1.02       3.25       2.35       1.34       (1.87)
Less distributions:
  Dividends from net investment income                       --         --         --      (0.03)      (0.01)
                                                         -----------------------------------------------------------------
Net asset value at end of period                          15.05      14.03      10.78       8.43        7.12
                                                         -----------------------------------------------------------------
Total return (%)                                           7.27      30.15      27.88      18.96      (20.84)


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                   0.84       0.89       1.04       1.04        0.89
  Gross operating expenses                                 0.84       0.89       1.07       1.34        1.18
  Net investment income or loss                           (0.07)     (0.28)     (0.73)      0.13        0.25
Portfolio turnover rate                                      76         42        105        200          99
Net assets, end of period ($ x 1,000,000)                   611        397         54         25          21

                                                  Schwab Health Care Fund TM  43

SCHWAB TECHNOLOGY FUND
Ticker symbol  Investor Shares: SWTFX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO SEEK LONG-TERM CAPITAL GROWTH.

THE TECHNOLOGY SECTOR

The economy can be divided into sectors, each consisting of a number of related industries. The technology sector may include, for example, these types of companies:

- companies involved in technology research, distribution, sales or service

- computer hardware and software makers

- defense and aerospace contractors

- electronic equipment makers

- Internet equipment and service providers

- office equipment makers

- semiconductor makers
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN EQUITY SECURITIES ISSUED BY COMPANIES IN THE TECHNOLOGY SECTOR. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these securities; typically, the actual percentage will be higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund will concentrate its investments in securities of companies in the technology sector (see sidebar). The fund generally invests in U.S. companies and may invest in companies of all sizes.

The fund uses Schwab Equity Ratings(R) to aid its stock selection. Schwab Equity Ratings represents Schwab's point-of-view on the 12-month performance outlook for approximately 3,000 of the largest (by market capitalization) U.S.-headquartered stocks using a scale of "A," "B," "C," "D" and "F." Schwab's outlook is that "A" rated stocks, on average, will strongly outperform and "F" rated stocks, on average, will strongly underperform the equities market over the next 12 months. Generally, the fund seeks to invest in stocks that are rated "A" or "B" at the time of purchase, but the fund may purchase "C"-rated stocks to broaden exposure among industries represented in the portfolio. If a stock held by the fund is downgraded to a rating below "C", the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of maintaining this exposure. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund's portfolio.

Schwab Equity Ratings are based on a disciplined methodology that evaluates each stock on the basis of investment criteria from four broad categories:
Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.

44  Schwab Technology Fund TM

The Fundamentals grade underlying the Schwab Equity Rating is based upon several earnings quality measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, improving asset utilization, and a track record of reporting earnings that exceed consensus forecasts tend to have better Fundamentals grades.

The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. Stocks with attributes such as high levels of operating income and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with shrinking shares outstanding and with relatively few total shares sold short tend to have better Valuation grades.

The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong relative price performance, and decreasing short interest tend to have better Momentum grades.

The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Larger stocks with attributes such as stable sales growth tend to have better Risk grades.

The fund uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry diversification, and volatility considerations.

The fund may invest in futures contracts, exchange-traded funds and depositary receipts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

                                                   Schwab Technology Fund TM  45

                        The fund is designed for long-term investors seeking a way to gain exposure to the technology segment of the economy.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

CONCENTRATION RISK. Because the fund's investments are concentrated in issuers doing business in the same sector, your investment is exposed to that sector's risks. The companies in which the fund invests are affected by many of the same factors, such as legislative or regulatory changes, intense competition for market share and other competitive challenges posed by joint ventures and mergers between U.S. and foreign firms. In addition, the fund is subject to the risks that stocks of technology companies may underperform other segments of the equity market or the stock market as a whole and are likely to have above-average volatility.

NON-DIVERSIFICATION RISK. The fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, a single adverse economic or regulatory occurrence may have a more significant effect on the fund's investments, and the fund may experience increased volatility.

MANAGEMENT RISK. The fund's investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund's stocks that receive Schwab Equity Ratings.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

46  Schwab Technology Fund TM

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

ETF RISK. If the fund invests in any exchange-traded funds, the fund will bear its proportionate share of the expenses of those funds in addition to its own expenses. Also, to the extent the fund invests a portion of its assets in exchanged-traded funds, those assets will be subject to the risks of the exchanged-traded funds' portfolio securities.

DEPOSITARY RECEIPTS RISK. Depositary receipts (which represent ownership in a group of stocks or a single stock) may trade at a discount, which may prevent the fund from obtaining the full market value of the depositary receipts' underlying securities.

                                                   Schwab Technology Fund TM  47

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:
- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes
- may not reflect your actual after-tax performance
- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31



[BAR CHART]

      (24.24) (35.78) 58.82    7.63    4.05    4.86

        01      02      03      04      05      06

BEST QUARTER: 37.61% Q4 2001
WORST QUARTER: (38.19%) Q3 2001

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                                                     Since
                                1 year   5 years   inception
------------------------------------------------------------
FUND
  Before taxes                    4.86     3.68       (9.07) 1
  After taxes on distributions    4.86     3.68       (9.07) 1
  After taxes on distributions
    and sale of shares            3.16     3.16       (7.36) 1
S&P 500 INFORMATION TECHNOLOGY
  SECTOR INDEX                    9.02     0.91      (11.17) 2
S&P 500(R) INDEX                 15.79     6.19        1.28 2

1 Inception: 7/3/00.

2 From: 7/3/00.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.

FEE TABLE (%)

SHAREHOLDER FEES (% of transaction amount)
--------------------------------------------------------------------------------
Redemption fee*                                                           2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                           0.54
Distribution (12b-1) fees                                                 None
Other expenses                                                            0.41
                                                                        -------
TOTAL ANNUAL OPERATING EXPENSES                                           0.95
                                                                        -------

* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

      1 year              3 years              5 years              10 years
 --------------------------------------------------------------------------------
       $97                  $303                 $525                $1,166

48  Schwab Technology Fund TM

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         11/1/05-   11/1/04-   11/1/03-   11/1/02-   11/1/01-
                                                         10/31/06   10/31/05   10/31/04   10/31/03   10/31/02
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      4.88       4.42       4.32       2.90       3.86
                                                         -----------------------------------------------------------------

Income or loss from investment operations:
  Net investment loss                                      (0.03)     (0.01)     (0.04)     (0.02)     (0.02)
  Net realized and unrealized gains or losses               0.44       0.47       0.14       1.44      (0.94)
                                                         -----------------------------------------------------------------
  Total income or loss from investment operations           0.41       0.46       0.10       1.42      (0.96)
Net asset value at end of period                            5.29       4.88       4.42       4.32       2.90
                                                         -----------------------------------------------------------------
Total return (%)                                            8.40      10.41       2.31      48.97     (24.87)


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                                    0.95       0.97       1.02 1     1.04       0.89
  Gross operating expenses                                  0.95       0.97       1.02       1.25       1.15
  Net investment income                                    (0.48)     (0.23)     (0.78)     (0.65)     (0.57)
Portfolio turnover rate                                       86         89        109        165        117
Net assets, end of period ($ x 1,000,000)                     71         53         49         43         26

1 The ratio of net operating expenses would have been 1.01% if interest expense had not been included.

                                                   Schwab Technology Fund TM  49

                  FUND MANAGEMENT

The funds' investment adviser, Charles Schwab Investment Management, Inc., has more than $178 billion under management.

                  The investment adviser for the funds is Charles Schwab Investment Management, Inc. (CSIM), 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds(R). The firm manages assets for more than 5 million shareholder accounts. (All figures on this page are as of 10/31/06.)

                  As the investment adviser, the firm oversees the asset management and administration of the funds. As compensation for these services, the firm receives a management fee from each fund.

                  For the 12 months ended 10/31/06, these fees were 0.81% for the Schwab Large-Cap Growth Fund TM, 0.89% for the Schwab Premier Equity Fund(R), 0.46% for the Schwab Core Equity
                  Fund TM, 0.77% for the Schwab Dividend Equity Fund TM, 0.97% for the Schwab Small-Cap Equity Fund TM, 1.66% for the Schwab Hedged Equity Fund TM, 0.54% for the Schwab Financial Services Fund TM, 0.54% for the Schwab Health Care Fund TM, and 0.54% for the Schwab Technology Fund TM. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.

                  A discussion regarding the basis for the Board of Trustees' approval of the funds' investment advisory agreement is available in each fund's 2006 annual report, which covers the period from 11/1/05 through 10/31/06.

                  JEFFREY MORTIMER, CFA, senior vice president and chief investment officer, equities, of the investment adviser, is responsible for the overall management of each of the funds. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.

                  VIVIENNE HSU, CFA, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of each of the funds. Prior to joining the firm in August 2004, she worked for more than 7 years in asset management and quantitative analysis at another investment firm.

                  LARRY MANO, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of each of the funds. Prior to joining the firm in November 1998, he worked for 20 years in equity management.

                  PAUL ALAN DAVIS, CFA, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of each of the funds. Prior to joining the firm in 2003, he worked for more than 12 years in portfolio management.

                  Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each fund is available in the Statement of Additional Information.

                  INVESTING IN THE FUNDS

                  On the following pages, you will find information on buying, selling and exchanging shares. Shareholders cannot place orders directly with the funds. Shareholders invest in the funds through an intermediary. Orders may be placed through your brokerage account at Charles Schwab & Co., Inc. (Schwab) or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the funds. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

PLACING ORDERS

The information on these pages outlines how you can place "good orders," which are orders made in accordance with a fund's policies to buy, sell, or exchange shares of a fund.

Your intermediary, including Schwab, may impose different or additional conditions than the funds on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the funds. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The funds are not responsible for the failure of your intermediary to carry out its responsibilities.

Schwab, the investment adviser and their affiliates may pay certain intermediaries or their third party administrators for performing shareholder, recordkeeping, administrative, accounting, transfer agency or other services for their customers. In addition, Schwab, the investment adviser and their affiliates may pay certain intermediaries for providing distribution, marketing, promotional or other related services. The payments described by this paragraph may be substantial but are paid by Schwab, the investment adviser and their affiliates, not by a fund or its shareholders.

BUYING SHARES

To purchase shares of the fund, place your orders through your Schwab account or through an account at another intermediary.

FUNDS CLOSED TO NEW INVESTORS

The Schwab Small-Cap Equity Fund closed to new investors on January 31, 2007 (the fund's "closing date"). The Schwab Premier Equity Fund closed to new investors on April 20, 2006 (the fund's "closing date"). Existing shareholders of the funds and certain eligible investors, as set forth below, may continue to purchase additional shares in existing or new accounts and receive dividends and/or distributions in the form of additional shares of the funds. Each fund's respective existing shareholders and eligible investors include the following:

- Shareholders of the fund as of the closing date;

- Investors with the same address of record as existing shareholders;

- Investment advisers and wrap account programs with underlying clients holding fund shares as of the fund's closing date and any underlying clients of such investment advisers and wrap account programs regardless of whether they were clients of the investment adviser or wrap account program on the fund's closing date;

- Employee benefit plans with participants holding fund shares as of the fund's closing date and the participants of such plans regardless of whether they were participants of such plans on the fund's closing date; and

- Investors who purchase shares of the fund through Schwab's portfolio asset allocation tools and services, regardless of whether they used these services before the fund's closing date.

  After a fund's closing date, investors who are or become shareholders of that fund will remain eligible investors for as long as they continue to hold fund shares.

Each fund reserves the right to modify at any time the eligibility criteria set forth above, including the right to suspend all sales of fund shares.

 INVESTMENT MINIMUMS

CHOOSE A FUND, AND CHOOSE A SHARE CLASS IF APPLICABLE. Your choice may depend on the amount of your investment. With respect to the funds that offer two share classes, the Select Shares have lower expenses than the Investor Shares. You may convert your Investor Shares into Select Shares at any time if your account balance in the fund is at least $50,000. As discussed below, you must contact your intermediary to request an interclass exchange of your Investor Shares for Select Shares--conversion is not automatic. If you no longer meet the minimum balance requirement for Select Shares, the funds reserve the right to redeem your shares. Select Shares may not be available through intermediaries other than Schwab.

54  Investing in the funds

SHARE CLASS        MINIMUM INITIAL INVESTMENT            MINIMUM BALANCE
------------------------------------------------------------------------
INVESTOR SHARES    $2,500 ($1,000 for retirement,        NONE
                   educational and custodial accounts.
                   On or about April 2, 2007, $100 for
                   custodial accounts.)

SELECT SHARES(R)   $50,000                               $40,000

The minimums shown above are for each fund, but the Schwab Core Equity Fund TM, Schwab Financial Services Fund TM, Schwab Health Care Fund TM and Schwab Technology Fund TM offer only Investor Shares. Certain investment managers, including CSIM and managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares initial minimum investment and minimum balance requirements.

These minimums may be waived for certain retirement plans, including Schwab Corporate Services retirement plans and plan participants, and for shareholders who roll into an IRA from an exempted retirement plan. These minimums may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for education savings or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs.

 DISTRIBUTION OPTIONS

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                 FEATURES
-----------------------------------------------------------------------
REINVESTMENT           All dividends and capital gain distributions are
                       invested automatically in shares of your fund or
                       share class, as applicable.


CASH/REINVESTMENT MIX  You receive payment for dividends, while any capital gain distributions are invested in shares of your fund or share class, as applicable.


CASH You receive payment for all dividends and capital gain distributions.

 METHODS FOR PLACING ORDERS

PLACE YOUR ORDER. Shareholders may not place orders directly with the funds. Please contact your intermediary to learn how to place orders.

SELLING AND EXCHANGING SHARES

To redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares.

When selling or exchanging shares, you should be aware of the following fund policies:

- The funds may take up to seven days to pay sale proceeds.

- The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

- Exchange orders are limited to other Schwab Funds(R) or Laudus MarketMasters Funds(TM) that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

56  Investing in the funds

--------------------------------------------------------------------------------
THE FUNDS RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares upon 60 days written notice if the value of your investment in a fund falls below the stated minimum balance requirement for the fund or share class, as applicable.

- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To change or waive a fund's or share class' investment minimums.

- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.
--------------------------------------------------------------------------------


TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A fund calculates its share price or the share price for each of its share classes, as applicable, each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received by a fund in good order on or prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

When you place an order, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with a fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.

In valuing their securities, the funds use market quotes or official closing prices if they are readily available. In cases where quotes are not readily available or the adviser deems them unreliable, a fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.

POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING. Each fund is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact a fund's performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund's shares.

Each fund's Board of Trustees has adopted policies and procedures that are designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include: trade activity monitoring; redemption fees; and fair value pricing. Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that engage in such activities. In addition, these methods (other than redemption fees) are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund's long-term shareholders. Each fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

The funds may also defer to an intermediary's frequent trading policies with respect to those shareholders who invest in the funds through such intermediary. The funds will defer to an intermediary's policies only after the funds determine that the intermediary's frequent trading policies adequately protect fund shareholders. Transactions by fund shareholders investing through such intermediaries will be subject to the restrictions of the intermediary's frequent trading policies, which may differ from those of the funds. Shareholders should consult with their intermediaries to determine the frequent trading restrictions that apply to their fund transactions.

TRADE ACTIVITY MONITORING. Each fund, through its service providers, maintain trade activity monitoring procedures with respect to the purchase, sale and exchange of fund shares. This process involves reviewing transactions that exceed certain monetary thresholds within specified time intervals. Trading activity identified by these factors, or from other information then available (such as the actual trading pattern or dollar amount of the transactions), will be evaluated to determine whether such activity is detrimental to the fund.

If, as a result of this trade activity monitoring, a fund believes that a shareholder has engaged in market timing, it may, in its sole discretion, request the shareholder to stop such market timing activities or refuse to process purchases or exchanges in the shareholder's account. Each fund specifically reserves the right to reject any purchase or exchange orders by any investor or group of investors indefinitely for any reason. Transactions placed in contravention of a fund's market timing policies are not necessarily deemed accepted by the fund and may be canceled or revoked by the fund on the next business day following receipt by the fund.

Fund shares may be held through 401(k) and other group retirement plans and other omnibus arrangements maintained by other intermediaries. Omnibus accounts allow intermediaries to aggregate their customers' investments in one account and to purchase, redeem and exchange fund shares without the identity of a particular customer being known to a fund. A number of these financial intermediaries may not have the capability or may not be willing to apply the funds' market timing policies. As a result, a fund cannot assure that its policies will be enforced with regard to fund shares held through such omnibus arrangements. While each fund may monitor share turnover at the omnibus account level, a fund's ability to monitor and detect market timing by particular shareholders in these omnibus accounts is limited, and, therefore, the fund may not be able to determine whether trading by these shareholders is contrary to the fund's market timing policies.

REDEMPTION FEES. Each fund may impose a short-term redemption fee on any fund shares that are redeemed or exchanged by a shareholder within a specified number of days, as detailed below, of the purchase date. The funds impose the redemption fees in an effort to deter short-term trading, to facilitate efficient fund management, to minimize the impact on fund performance and to offset fund transaction costs and other expenses. Each fund charges a redemption fee of 2.00% on shares sold or exchanged

58  Investing in the funds

30 days or less after purchasing them. These fees may be imposed to the extent the shares redeemed exceed the number of shares that have been held more than 30 days. Each fund treats shares that have been held the longest as being redeemed first and shares that have been held the shortest as being redeemed last. Fund shares purchased with reinvested dividends are not subject to redemption fees. Each fund retains the redemption fees for the benefit of the remaining shareholders. There is no redemption fee when you exchange between share classes of the same fund.

As noted above, the fund shares may be held in omnibus accounts by financial intermediaries. Currently, only certain intermediaries have the systems capability to collect the redemption fees on behalf of the fund. Even intermediaries that do have the capability may use criteria and methods for tracking, applying and calculating the fees that are different from those of a fund or may be unwilling to collect the fees. As such, a fund may not be able to collect redemption fees through these intermediaries. Each fund notifies all financial intermediaries of its policy and will encourage all financial intermediaries to develop the capability to begin collecting the redemption fees from all of their customers that invest in the fund.

Each fund reserves the right to waive its redemption fee if the fund or its service providers believe that such waivers are consistent with the best interests of the fund and its long-term shareholders. For example, the redemption fees may not be assessed in the following non-exclusive list of transactions: redemptions by tax-advantaged retirement plans; redemptions by certain fee-based or wrap programs; redemptions pursuant to rebalancing programs or systematic withdrawal plans established with the fund or financial intermediaries; redemptions by charitable giving funds; redemptions by registered investment companies; and redemptions initiated by the fund. Each fund also reserves the right to modify or eliminate the redemption fees or waivers at any time.

FAIR VALUE PRICING. The Board of Trustees has adopted procedures to fair value each fund's securities when market prices are not "readily available" or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter "arbitrage" market timers, who seek to exploit delays between the change in the value of a fund's portfolio holdings and the net asset value of the fund's shares, and seeks to ensure that the prices at which the fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

Each fund makes fair value determinations in good faith in accordance with the fund's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.

PORTFOLIO HOLDINGS INFORMATION. A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' Statement of Additional Information.

60  Investing in the funds

--------------------------------------------------------------------------------
MORE ON QUALIFIED DIVIDEND INCOME AND DISTRIBUTIONS

Dividends that are designated by the fund as qualified dividend income are eligible for a reduced maximum tax rate. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations.

The Schwab Dividend Equity Fund expects that the majority, or possibly all, of the fund's ordinary income distributions will be eligible to be treated as qualified dividend income subject to the reduced tax rates. Each of the other funds expect that a portion of each fund's ordinary income distribution will be eligible to be treated as qualified dividend income subject to the reduced tax rates.

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.
--------------------------------------------------------------------------------


DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN A FUND TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS A FUND EARNS. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record, except the Schwab Dividend Equity Fund, which typically makes income distributions at the end of the calendar quarter. During the fourth quarter of the year, typically in early November, an estimate of each fund's year-end distributions, if any, may be made available on the fund's website: www.schwab.com/schwabfunds.

UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(K) OR OTHER TAX-ADVANTAGED RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in a fund. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another Schwab Fund is treated the same as a sale. An exchange between classes within a fund is not reported as a taxable sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer.

AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

NOTES

   TO LEARN MORE

   This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

   Additional information about each fund's investments is available in its annual and semi-annual reports to shareholders. In each fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each fund's performance during its fiscal year.

   The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

   For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds(R) at 1-800-435-4000. In addition, you may visit Schwab Funds' web site at www.schwab.com/schwabfunds for a free copy of a prospectus, SAI, or an annual or semi-annual report.

   The SAI, the funds' annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.



   SEC FILE NUMBER

    Schwab Large-Cap Growth Fund TM           811-7704
    Schwab Premier Equity Fund TM             811-7704
    Schwab Core Equity Fund TM                811-7704
    Schwab Dividend Equity Fund TM            811-7704
    Schwab Small-Cap Equity Fund TM           811-7704
    Schwab Hedged Equity Fund TM              811-7704
    Schwab Financial Services Fund            811-7704
    Schwab Health Care Fund                   811-7704
    Schwab Technology Fund                    811-7704




   REG26571FLT-06

SCHWAB ACTIVE EQUITY FUNDS

PROSPECTUS
February 28, 2007

                                                           [CHARLES SCHWAB LOGO]

   SCHWAB EQUITY INDEX FUNDS(R)

                                                               SCHWAB FUNDS LOGO

   Prospectus
   February 28, 2007

   - Schwab S&P 500 Index Fund
   - Schwab Institutional Select(R) S&P 500 Fund
   - Schwab 1000 Index(R) Fund
   - Schwab Small-Cap Index Fund(R)
   - Schwab Total Stock Market Index Fund(R)
   - Schwab International Index Fund(R)

   As with all mutual funds, the
   Securities and Exchange Commission
   (SEC) has not approved these securities
   or passed on whether the information in
   this prospectus is adequate and
   accurate. Anyone who indicates
   otherwise is committing a federal
   crime.                                                  [CHARLES SCHWAB LOGO]

SCHWAB EQUITY INDEX FUNDS(R)


       ABOUT THE FUNDS

          Schwab S&P 500 Index Fund................................    2

          Schwab Institutional Select(R) S&P 500 Fund..............    7

          Schwab 1000 Index(R) Fund................................   11

          Schwab Small-Cap Index Fund(R)...........................   15

          Schwab Total Stock Market Index Fund(R)..................   19

          Schwab International Index Fund(R).......................   24

          Fund management..........................................   28

       INVESTING IN THE FUNDS

          Placing orders...........................................   30

          Buying shares............................................   31

          Selling/exchanging shares................................   33

          Transaction policies.....................................   34

          Distributions and taxes..................................   38

                  ABOUT THE FUNDS

                  The funds in this prospectus are index funds and share the same basic investment strategy: They are designed to track the performance of a stock market index.

                  This strategy distinguishes an index fund from an "actively managed" mutual fund. Instead of choosing investments for the fund based on portfolio management's judgment, an index is used to determine which securities the fund should own.

                  Because the composition of an index tends to be comparatively stable, index funds historically have shown low portfolio turnover compared to actively managed funds.

                  The funds are designed for long-term investors. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB S&P 500 INDEX FUND
Ticker symbols Investor Shares: SWPIX   Select Shares(R): SWPPX   e.Shares(R):
SWPEX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO TRACK THE TOTAL RETURN OF THE S&P 500(R) INDEX.

LARGE-CAP STOCKS

Although the 500 companies in the index constitute only about 10% of all the publicly traded companies in the United States, they represent approximately 72% of the total value of the U.S. stock market. (All figures are as of 12/31/06.)

Companies of this size are generally considered large-cap stocks. Their performance is widely followed, and the index itself is popularly seen as a measure of overall U.S. stock market performance.

Because the index weights a stock according to its market capitalization (total market value of all shares outstanding), larger stocks have more influence on the performance of the index than do the index's smaller stocks.
--------------------------------------------------------------------------------


INDEX

THE S&P 500 INDEX INCLUDES THE STOCKS OF 500 LEADING U.S. PUBLICLY TRADED COMPANIES FROM A BROAD RANGE OF INDUSTRIES. Standard & Poor's, the company that maintains the index, uses a variety of measures to determine which stocks are listed in the index. Each stock is represented in the index in proportion to its total market value.

STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally gives the same weight to a given stock as the index does.

Like many index funds, the fund also may invest in futures contracts (a contract to buy or sell a specific financial instrument at a specified price at a specific future time) and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

2  Schwab S&P 500 Index Fund

                        Long-term investors who want to focus on large-cap U.S. stocks or who are looking for performance that is linked to a popular index may want to consider this fund.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT STYLE RISK. Your investment follows the large-cap portion of the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund's expenses, the fund's performance is normally below that of the index.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE-CAP RISK. Although the S&P 500(R) Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large-cap stocks, which tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or mid- or small-cap stocks, for instance--the fund's performance also will lag those investments.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

Index ownership--"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Schwab S&P 500 Index Fund. The Schwab S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund. More complete information may be found in the Statement of Additional Information (see back cover).

                                                    Schwab S&P 500 Index Fund  3

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:
- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes
- are shown for one share class only, and would be different for the other share classes
- may not reflect your actual after-tax performance
- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. The fund has three share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.

ANNUAL TOTAL RETURNS (%) as of 12/31


INVESTOR SHARES

[BAR CHART]

      32.47   28.05   20.60   (9.33)  (12.15) (22.28) 28.15   10.53    4.66   15.48

        97      98      99      00      01      02      03      04      05      06

BEST QUARTER: 21.08% Q4 1998
WORST QUARTER: (17.29%) Q3 2002

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                                                                                               Since
                                                               1 year   5 years   10 years   inception
------------------------------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                                 15.48     5.88       8.05     8.90 1
  After taxes on distributions                                 14.87     5.32       7.57     8.42 1
  After taxes on distributions and sale of shares              10.06     4.71       6.81     7.61 1

SELECT SHARES(R)
  Before taxes                                                 15.67     6.06         --     7.19 2

E.SHARES(R)
  Before taxes                                                 15.65     6.00       8.15     9.01 1

S&P 500(R) INDEX                                               15.79     6.19       8.42     9.29 3

1 Inception: 5/1/96. 2 Inception: 5/19/97. 3 From: 5/1/96.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

SHAREHOLDER FEES                                    INVESTOR   SELECT
  (% of transaction amount)                          SHARES    SHARES   E.SHARES
--------------------------------------------------------------------------------
Redemption fee*                                       2.00      2.00      2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                       0.09      0.09      0.09
Distribution (12b-1) fees                             None      None      None
Other expenses                                        0.27      0.12      0.12
                                                     --------------------------
Total annual operating expenses                       0.36      0.21      0.21
Less expense reduction                                 --      (0.02)      --
                                                     --------------------------
NET OPERATING EXPENSES**                              0.36      0.19      0.21
                                                     --------------------------

* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares, Select Shares and e.Shares to 0.37%, 0.19% and 0.28%, respectively, through 2/27/08.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                          1 year        3 years        5 years        10 years
--------------------------------------------------------------------------------
INVESTOR SHARES            $37            $116           $202           $456
SELECT SHARES              $19            $ 66           $116           $266
E.SHARES                   $22            $ 68           $118           $268

4  Schwab S&P 500 Index Fund

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                            11/1/05-   11/1/04-   11/1/03-   11/1/02-   11/1/01-
INVESTOR SHARES                             10/31/06   10/31/05   10/31/04   10/31/03   10/31/02

PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       18.79      17.61      16.36      13.79       16.45
                                            -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                       0.34       0.34       0.23       0.20        0.20
  Net realized and unrealized gains or
    losses                                    2.64       1.14       1.23       2.57       (2.68)
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                2.98       1.48       1.46       2.77       (2.48)
Less distributions:
  Dividends from net investment income       (0.30)     (0.30)     (0.21)     (0.20)      (0.18)
                                            -----------------------------------------------------------------
Net asset value at end of period             21.47      18.79      17.61      16.36       13.79
                                            -----------------------------------------------------------------
Total return (%)                             16.03       8.44       9.03      20.39      (15.32)

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                      0.36       0.37       0.37       0.36        0.35
  Gross operating expenses                    0.36       0.40       0.45       0.46        0.46
  Net investment income                       1.57       1.74       1.35       1.45        1.21
Portfolio turnover rate                          3          4          3          3           8
Net assets, end of period ($ X 1,000,000)    3,685      3,666      3,849      3,510       2,760

                                            11/1/05-   11/1/04-   11/1/03-   11/1/02-   11/1/01-
SELECT SHARES                               10/31/06   10/31/05   10/31/04   10/31/03   10/31/02

PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       18.88      17.68      16.41      13.83       16.50
                                            -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                       0.37       0.36       0.26       0.24        0.22

  Net realized and unrealized gains or
    losses                                    2.65       1.16       1.24       2.57       (2.69)
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                3.02       1.52       1.50       2.81       (2.47)
Less distributions:
  Dividends from net investment income       (0.34)     (0.32)     (0.23)     (0.23)      (0.20)
                                            -----------------------------------------------------------------
Net asset value at end of period             21.56      18.88      17.68      16.41       13.83
                                            -----------------------------------------------------------------
Total return (%)                             16.18       8.66       9.25      20.62      (15.20)

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                      0.19       0.19       0.19       0.19        0.19
  Gross operating expenses                    0.21       0.25       0.30       0.31        0.31
  Net investment income                       1.74       1.92       1.53       1.63        1.37
Portfolio turnover rate                          3          4          3          3           8
Net assets, end of period ($ X 1,000,000)    4,038      3,938      4,119      3,692       3,029

                                                    Schwab S&P 500 Index Fund  5

                                                         11/1/05-   11/1/04-   11/1/03-   11/1/02-   11/1/01-
E.SHARES                                                 10/31/06   10/31/05   10/31/04   10/31/03   10/31/02
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    18.81      17.62      16.37      13.79       16.46
                                                         -----------------------------------------------------------------

Income or loss from investment operations:
  Net investment income                                    0.35       0.39       0.26       0.23        0.23
  Net realized and unrealized gains or losses              2.67       1.11       1.21       2.56       (2.71)
                                                         -----------------------------------------------------------------
  Total income or loss from investment operations          3.02       1.50       1.47       2.79       (2.48)

Less distributions:
  Dividends from net investment income                    (0.33)     (0.31)     (0.22)     (0.21)      (0.19)
                                                         -----------------------------------------------------------------

Net asset value at end of period                          21.50      18.81      17.62      16.37       13.79
                                                         -----------------------------------------------------------------
Total return (%)                                          16.25       8.58       9.10      20.55      (15.32)


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                                   0.21       0.24       0.28       0.28        0.28
  Gross operating expenses                                 0.21       0.25       0.30       0.31        0.31
  Net investment income                                    1.72       1.88       1.44       1.54        1.28

Portfolio turnover rate                                       3          4          3          3           8

Net assets, end of period ($ X 1,000,000)                   241        220        249        246         220

6  Schwab S&P 500 Index Fund

SCHWAB INSTITUTIONAL SELECT(R) S&P 500 FUND
Ticker symbol: ISLCX

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH TOTAL RETURN BY TRACKING THE PERFORMANCE OF THE S&P 500(R) INDEX.

LARGE-CAP STOCKS

Although the 500 companies in the index constitute only about 10% of all the publicly traded companies in the United States, they represent approximately 72% of the total value of the U.S. stock market. (All figures are as of 12/31/06). For this reason, the index is widely used as a measure of overall U.S. stock market performance.

Because the index weights a stock according to its market capitalization (total market value of all shares outstanding), larger stocks have more influence on the performance of the index than do the index's smaller stocks.
--------------------------------------------------------------------------------


INDEX

THE S&P 500 INDEX INCLUDES THE STOCKS OF 500 LEADING U.S. PUBLICLY TRADED COMPANIES FROM A BROAD RANGE OF INDUSTRIES. Standard & Poor's, the company that maintains the index, uses a variety of measures to determine which stocks are listed in the index. Each stock is represented in the index in proportion to its total market value.

STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally gives the same weight to a given stock as the index does.

Like many index funds, the fund may invest in futures contracts (a contract to buy or sell a specific financial instrument at a specified price at a specific future time) and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce a portion of the gap attributable to expenses.

                                  Schwab Institutional Select(R) S&P 500 Fund  7

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT STYLE RISK. Your investment follows the large-cap portion of the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund's expenses, the fund's performance is normally below that of the index.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE-CAP RISK. Although the S&P 500(R) Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large-cap stocks, which tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--mid- or small-cap stocks, for instance--the fund's performance also will lag those investments.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

Index ownership--"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The Schwab Institutional Select(R) S&P 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund. More complete information may be found in the Statement of Additional Information (see back cover).

8  Schwab Institutional Select(R) S&P 500 Fund

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31



[BAR CHART]

      (9.20)  (12.05) (22.10) 28.47   10.72    4.88   15.79

        00      01      02      03      04      05      06

BEST QUARTER: 15.36% Q2 2003
WORST QUARTER: (17.22%) Q3 2002

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                                                   Since
                              1 year   5 years   inception
----------------------------------------------------------
FUND
  Before taxes                15.79     6.09       2.82 1
  After taxes on
    distributions             15.20     5.58       2.34 1
  After taxes on
    distributions and sale
    of shares                 10.27     4.95       2.12 1
S&P 500(R) INDEX              15.79     6.19       2.92 2

1 Inception: 2/1/99.

2 From: 2/1/99.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE (%)

SHAREHOLDER FEES (% of transaction amount)
--------------------------------------------------------------------------------
Redemption fee*                                                           2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees**                                                         0.11
Distribution (12b-1) fees                                                 None
Other expenses                                                            0.12
                                                                        -------
Total annual operating expenses                                           0.23
Less expense reduction                                                   (0.13)
                                                                        -------
NET OPERATING EXPENSES***                                                 0.10
                                                                        -------

* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

**  Restated to reflect current expenses.

*** Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.10% through 2/27/08.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

      1 year              3 years              5 years              10 years
 --------------------------------------------------------------------------------
       $10                  $61                  $116                 $280

                                  Schwab Institutional Select(R) S&P 500 Fund  9

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                            11/1/05-   11/1/04-   11/1/03-   11/1/02-   11/1/01-
                                            10/31/06   10/31/05   10/31/04   10/31/03   10/31/02
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        9.57       8.95       8.30       7.00        8.36
                                            -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                       0.16       0.15       0.13       0.12        0.12
  Net realized and unrealized gains or
    losses                                    1.39       0.62       0.64       1.30       (1.37)
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                1.55       0.77       0.77       1.42       (1.25)
Less distributions:
  Dividends from net investment income       (0.13)     (0.15)     (0.12)     (0.12)      (0.11)
                                            -----------------------------------------------------------------
Net asset value at end of period             10.99       9.57       8.95       8.30        7.00
                                            -----------------------------------------------------------------
Total return (%)                             16.39       8.64       9.36      20.65      (15.18)

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                      0.10       0.10       0.15       0.15        0.15
  Gross operating expenses                    0.28       0.33       0.35       0.36        0.37
  Net investment income                       1.84       1.82       1.56       1.65        1.38
Portfolio turnover rate                          2          3          3          4          12
Net assets, end of period ($ X 1,000,000)    2,080      1,246        348        272         203

10  Schwab Institutional Select(R) S&P 500 Fund

SCHWAB 1000 INDEX(R) Fund
Ticker symbols:  Investor Shares: SNXFX  Select Shares(R): SNXSX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO MATCH THE TOTAL RETURN OF THE SCHWAB 1000 INDEX(R).

LARGE- AND MID-CAP STOCKS

Although there are currently more than 4,961 total stocks in the United States, the companies represented by the Schwab 1000 Index make up some 89% of the total value of all U.S. stocks. (Figures are as of 12/31/06.)

These large- and mid-cap stocks cover many industries and represent many sizes. Because large- and mid-cap stocks can perform differently from each other at times, a fund that invests in both categories of stocks may have somewhat different performance than a fund that invests only in large-cap stocks.
--------------------------------------------------------------------------------


INDEX

THE SCHWAB 1000 INDEX INCLUDES THE STOCKS OF THE LARGEST 1,000 PUBLICLY TRADED COMPANIES IN THE UNITED STATES, with size being determined by market capitalization (total market value of all shares outstanding). The index is designed to be a measure of the performance of large- and mid-cap U.S. stocks.

STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally gives the same weight to a given stock as the index does.

The fund may make use of certain management techniques in seeking to enhance its after-tax performance. For example, it may adjust its weightings of certain stocks, continue to hold a stock that is no longer included in the index or choose to realize certain capital losses and use them to offset capital gains. These strategies may help the fund reduce taxable capital gains distributions to its shareholders.

Like many index funds, the fund also may invest in futures contracts (a contract to buy or sell a specific financial instrument at a specified price at a specific future time) and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

                                                   Schwab 1000 Index(R) Fund  11

                        Because it includes many U.S. stocks and industries, this fund could make sense for long-term investors seeking broad diversification in a single investment. Stock investors who want exposure beyond the large-cap segment of the U.S. stock market also may want to consider this fund.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT STYLE RISK. Your investment follows the large- and mid-cap portions of the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund's expenses, the fund's performance is normally below that of the index.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE- AND MID-CAP RISK. Many of the risks of this fund are associated with its investment in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments--bonds, for instance--the fund's performance also will lag these investments.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

12  Schwab 1000 Index(R) Fund

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.

ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES

[BAR CHART]

      31.92   27.16   21.00   (8.21)  (12.26) (21.19) 28.74   10.82    6.05   15.20

        97      98      99      00      01      02      03      04      05      06

BEST QUARTER: 21.93% Q4 1998
WORST QUARTER: (16.61%) Q3 2002

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                                                                                               Since
                                                               1 year   5 years   10 years   inception
------------------------------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                                 15.20     6.55       8.43       10.85 1
  After taxes on distributions                                 14.70     6.13       8.04       10.33 1
  After taxes on distributions and sale of shares               9.88     5.41       7.23        9.54 1

SELECT SHARES(R)
  Before taxes                                                 15.36     6.71         --        7.71 2

SCHWAB 1000 INDEX(R)                                           15.59     6.92       8.77       11.25 3

S&P 500(R) INDEX                                               15.79     6.19       8.42       10.94 3

1 Inception: 4/2/91. 2 Inception: 5/19/97. 3 From: 4/2/91.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

SHAREHOLDER FEES                                             INVESTOR   SELECT
  (% OF TRANSACTION AMOUNT)                                   SHARES   SHARES(R)
--------------------------------------------------------------------------------
Redemption fee*                                                 2.00      2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                 0.22      0.22
Distribution (12b-1) fees                                       None      None
Other expenses                                                  0.27      0.12
                                                                ---------------
Total annual operating expenses**                               0.49      0.34
                                                                ---------------

* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

** Schwab and the investment adviser have agreed to limit the net operating expenses (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.51% and 0.36%, respectively, through 2/27/08.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                             1 year              3 years              5 years              10 years
--------------------------------------------------------------------------------
INVESTOR SHARES               $50                  $157                 $274                 $616
SELECT SHARES                 $35                  $109                 $191                 $431

                                                   Schwab 1000 Index(R) Fund  13

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                            11/1/05-   11/1/04-   11/1/03-   11/1/02-   11/1/01-
INVESTOR SHARES                             10/31/06   10/31/05   10/31/04   10/31/03   10/31/02
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       35.31      32.54      30.25      25.25       29.57
                                            -----------------------------------------------------------------

Income or loss from investment operations:
  Net investment income                       0.50 1     0.55       0.37       0.33        0.31

  Net realized and unrealized gains or
    losses                                    5.05 1     2.70       2.26       4.99       (4.36)
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                5.55       3.25       2.63       5.32       (4.05)

Less distributions:
  Dividends from net investment income       (0.46)     (0.48)     (0.34)     (0.32)      (0.27)
                                            -----------------------------------------------------------------
Net asset value at end of period             40.40      35.31      32.54      30.25       25.25
                                            -----------------------------------------------------------------
Total return (%)                             15.84      10.04       8.78      21.34      (13.87)

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:

  Net operating expenses                      0.49       0.50       0.50       0.49        0.46

  Gross operating expenses                    0.49       0.50       0.50       0.51        0.52

  Net investment income                       1.34       1.49       1.15       1.27        1.04

Portfolio turnover rate                          5          6          5          5           9

Net assets, end of period ($ X 1,000,000)    3,918      4,166      4,258      3,974       3,223

                                            11/1/05-   11/1/04-   11/1/03-   11/2/02-   11/1/01-
SELECT SHARES                               10/31/06   10/31/05   10/31/04   10/31/03   10/31/02
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       35.34      32.56      30.27      25.26       29.58
                                            -----------------------------------------------------------------

Income or loss from investment operations:
  Net investment income                       0.56 1     0.56       0.42       0.37        0.35

  Net realized and unrealized gains or
    losses                                    5.04 1     2.74       2.25       4.99       (4.36)
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                5.60       3.30       2.67       5.36       (4.01)

Less distributions:
  Dividends from net investment income       (0.51)     (0.52)     (0.38)     (0.35)      (0.31)
                                            -----------------------------------------------------------------
Net asset value at end of period             40.43      35.34      32.56      30.27       25.26
                                            -----------------------------------------------------------------
Total return (%)                             16.01      10.21       8.90      21.52      (13.77)

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:

  Net operating expenses                      0.34       0.35       0.35       0.35        0.35

  Gross operating expenses                    0.34       0.35       0.35       0.36        0.37

  Net investment income                       1.48       1.63       1.30       1.41        1.15

Portfolio turnover rate                          5          6          5          5           9

Net assets, end of period ($ X 1,000,000)    2,924      2,328      2,138      1,996       1,588

1 Calculated based on the average shares outstanding during the period.

14  Schwab 1000 Index(R) Fund

SCHWAB SMALL-CAP INDEX FUND(R)
Ticker symbols:  Investor Shares: SWSMX  Select Shares(R): SWSSX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO TRACK THE PERFORMANCE OF A BENCHMARK INDEX THAT MEASURES THE TOTAL RETURN OF SMALL CAPITALIZATION U.S. STOCKS.

SMALL-CAP STOCKS

In measuring the performance of the second-largest 1,000 companies in the U.S. stock market, the index may be said to focus on the "biggest of the small" among America's publicly traded stocks.

Historically, the performance of small-cap stocks has not always paralleled that of large-cap stocks. For this reason, some investors use them to diversify a portfolio that invests in larger stocks.
--------------------------------------------------------------------------------


INDEX

THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY TRACKING THE TOTAL RETURN OF THE SCHWAB SMALL-CAP INDEX(R). The index includes the stocks of the second-largest 1,000 publicly traded companies in the United States, with size being determined by market capitalization (total market value of all shares outstanding). The index is designed to be a measure of the performance of small-cap U.S. stocks.

STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally gives the same weight to a given stock as the index does.

Like many index funds, the fund also may invest in futures contracts (a contract to buy or sell a specific financial instrument at a specified price at a specific future time) and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

                                              Schwab Small-Cap Index Fund(R)  15

                        With its small-cap focus, this fund may make sense for long-term investors who are willing to accept greater risk in the pursuit of potentially higher long-term returns.

RISKS

MARKET RISKS. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT STYLE RISK. Your investment follows the small-cap portion of the U.S. stock market, as measured by the index. It follows the market during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund's expenses, the fund's performance is normally below that of the index.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the fund's performance also will lag these investments.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

16  Schwab Small-Cap Index Fund(R)

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:
- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes
- are shown for one share class only, and would be different for the other share class
- may not reflect your actual after-tax performance
- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.

ANNUAL TOTAL RETURNS (%) as of 12/31


INVESTOR SHARES

[BAR CHART]

      25.69   (3.57)  24.20    3.73   (0.90)  (22.46) 43.37   16.47    4.66   16.62

        97      98      99      00      01      02      03      04      05      06

BEST QUARTER: 24.44% Q2 2003
WORST QUARTER: (20.94%) Q3 1998

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                                                                                               Since
                                                               1 year   5 years   10 years   inception
------------------------------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                                 16.62      9.58      9.35     10.16 1
  After tax on distributions                                   13.64      8.80      8.32      9.31 1
  After taxes on distributions and sale of shares              12.83      8.05      7.76      8.70 1

SELECT SHARES(R)
  Before taxes                                                 16.75      9.74        --      9.71 2

SCHWAB SMALL-CAP INDEX(R)                                      16.83      9.78     10.07     11.00 3

RUSSELL 2000 INDEX(R)                                          18.37     11.38      9.43     10.48 3

1 Inception: 12/3/93. 2 Inception: 5/19/97. 3 From: 12/3/93.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

SHAREHOLDER FEES                                    INVESTOR   SELECT
  (% of transaction amount)                          SHARES    SHARES
--------------------------------------------------------------------------------
Redemption fee*                                       2.00      2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                       0.29      0.29
Distribution (12b-1) fees                             None      None
Other expenses                                        0.28      0.13
                                                     ----------------
Total annual operating expenses**                     0.57      0.42
                                                     ----------------

* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

** Schwab and the investment adviser have agreed to limit the net operating expenses (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.60% and 0.42%, respectively, through 2/27/08.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                         1 year        3 years        5 years        10 years
--------------------------------------------------------------------------------
INVESTOR SHARES           $58            $183           $318           $714
SELECT SHARES             $43            $135           $235           $530

                                              Schwab Small-Cap Index Fund(R)  17

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                            11/1/05-   11/1/04-   11/1/03-   11/1/02-   11/1/01-
INVESTOR SHARES                             10/31/06   10/31/05   10/31/04   10/31/03   10/31/02
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       22.31      19.92      18.22      13.27       15.98
                                            -----------------------------------------------------------------

Income or loss from investment operations:
  Net investment income                       0.23 1     0.14       0.13       0.11        0.13

  Net realized and unrealized gains or
    losses                                    3.67 1     2.38       1.68       4.98       (2.17)
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                3.90       2.52       1.81       5.09       (2.04)

Less distributions:
  Dividends from net investment income       (0.14)     (0.13)     (0.11)     (0.14)      (0.09)

  Distributions from net realized gains      (0.15)        --         --         --       (0.58)
                                            -----------------------------------------------------------------

  Total distributions                        (0.29)     (0.13)     (0.11)     (0.14)      (0.67)
                                            -----------------------------------------------------------------
Net asset value at end of period             25.92      22.31      19.92      18.22       13.27
                                            -----------------------------------------------------------------
Total return (%)                             17.62      12.66       9.98      38.72      (13.66)

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:

  Net operating expenses                      0.57       0.58       0.59       0.56        0.49

  Gross operating expenses                    0.57       0.58       0.59       0.60        0.60

  Net investment income                       0.94       0.57       0.66       0.74        0.77

Portfolio turnover rate                         29         40         39         34          44

Net assets, end of period ($ X 1,000,000)      771        823        869        886         722

                                            11/1/05-   11/1/04-   11/1/03-   11/2/02-   11/1/01-
SELECT SHARES                               10/31/06   10/31/05   10/31/04   10/31/03   10/31/02
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       22.36      19.96      18.25      13.28       16.00
                                            -----------------------------------------------------------------

Income or loss from investment operations:
  Net investment income                       0.27 1     0.17       0.17       0.14        0.14
  Net realized and unrealized gains or
    losses                                    3.67 1     2.39       1.68       4.99       (2.18)
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                3.94       2.56       1.85       5.13       (2.04)

Less distributions:
  Dividends from net investment income       (0.18)     (0.16)     (0.14)     (0.16)      (0.10)

  Distributions from net realized gains      (0.15)        --         --         --       (0.58)
                                            -----------------------------------------------------------------

  Total distributions                        (0.33)     (0.16)     (0.14)     (0.16)      (0.68)
                                            -----------------------------------------------------------------
Net asset value at end of period             25.97      22.36      19.96      18.25       13.28
                                            -----------------------------------------------------------------
Total return (%)                             17.78      12.86      10.16      39.02      (13.62)

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:

  Net operating expenses                      0.42       0.41       0.42       0.41        0.38

  Gross operating expenses                    0.42       0.43       0.44       0.45        0.45

  Net investment income                       1.10       0.74       0.82       0.89        0.88

Portfolio turnover rate                         29         40         39         34          44

Net assets, end of period ($ X 1,000,000)      889        795        761        759         638

1 Calculated based on the average shares outstanding during the period.

18  Schwab Small-Cap Index Fund(R)

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)
Ticker symbols  Investor Shares: SWTIX  Select Shares(R): SWTSX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO TRACK THE TOTAL RETURN OF THE ENTIRE U.S. STOCK MARKET, AS MEASURED BY THE DOW JONES WILSHIRE 5000 COMPOSITE INDEX(SM).

THE U.S. STOCK MARKET

The U.S. stock market is commonly divided into three segments, based on market capitalization.

Mid- and small-cap stocks are the most numerous, but make up only about one-third of the total value of the market. In contrast, large-cap stocks are relatively few in number but make up approximately two-thirds of the market's total value. In fact, the largest 1,000 of the market's listed stocks represent about 89% of its total value. (All figures on this page are as of 12/31/06).

In terms of performance, these segments can behave somewhat differently from each other, over the short-term as well as the long-term. For that reason, the performance of the overall stock market can be seen as a blend of the performance of all three segments.
--------------------------------------------------------------------------------


INDEX

THE FUND'S BENCHMARK INDEX INCLUDES ALL PUBLICLY TRADED STOCKS OF COMPANIES HEADQUARTERED IN THE UNITED STATES FOR WHICH PRICING INFORMATION IS READILY AVAILABLE--CURRENTLY MORE THAN 7,000 STOCKS. The index weights each stock according to its market capitalization (total market value of all shares outstanding).

STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy.

Because it would be too expensive to buy all of the stocks included in the index, the investment adviser may attempt to replicate the total return of the U.S. stock market by using statistical sampling techniques. These techniques involve investing in a limited number of index securities which, when taken together, are expected to perform similarly to the index as a whole. These techniques are based on a variety of factors, including capitalization, divided yield, price/earnings ratio, and industry factors. The fund generally expects that its portfolio will include the largest 2,500 to 3,000 U.S. stocks (measured by market capitalization), and that its industry weightings, dividend yield and price/earnings ratio will be similar to those of the index.

The fund may use certain techniques in seeking to enhance its after-tax performance, such as adjusting its weightings of certain stocks or choosing to realize certain capital losses and use them to offset capital gains. These strategies may help the fund reduce taxable capital gain distributions to its shareholders.

                                     Schwab Total Stock Market Index Fund(R)  19

Like many index funds, the fund also may invest in futures contracts (a contract to buy or sell a specific financial instrument at a specified price at a specific future time) and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

20  Schwab Total Stock Market Index Fund(R)

                        With its very broad exposure to the U.S. stock market, this fund is designed for long-term investors who want exposure to all three segments of the market: large-, mid-and small-cap.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT STYLE RISK. Your investment follows the U.S. stock market, as measured by the index. It follows this market during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. Because the fund uses statistical sampling techniques in an attempt to replicate the total return of the U.S. stock market, the gap between the performance of the fund and that of the index may increase. In addition, because of the fund's expenses, the fund's performance is normally below that of the index.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE- AND MID-CAP RISK. Many of the risks of this fund are associated with its investments in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments--bonds or small-cap stocks, for instance--the fund's performance also will lag those investments.

SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the fund's performance also will lag these investments.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

Index ownership--"Dow Jones," "Wilshire," "The DJW 5000(SM)," "The Dow Jones Wilshire 5000(SM)" and "The Dow Jones Wilshire 5000 Composite Index(SM)" are service marks of Dow Jones & Company, Inc. and Wilshire Associates Incorporated and have been licensed for use for certain purposes by Charles Schwab & Co., Inc. The Schwab Total Stock Market Index Fund(R), based on The Dow Jones Wilshire 5000 Composite Index(SM), is not sponsored, endorsed, sold or promoted by Dow Jones or Wilshire and neither Dow Jones nor Wilshire makes any representation regarding the advisability of investing in such product.

                                     Schwab Total Stock Market Index Fund(R)  21

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.

ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES

[BAR CHART]

      (10.63) (11.19) (20.53) 30.69   12.34    6.01   15.38

        00      01      02      03      04      05      06

BEST QUARTER: 15.94% Q2 2003
WORST QUARTER: (16.56%) Q3 2002

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                                                                                    Since
                                                               1 year   5 years   inception
-------------------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                                 15.38     7.37       3.67 1
  After taxes on distributions                                 14.92     6.99       3.31 1
  After taxes on distributions and sale of shares              10.00     6.16       2.94 1

SELECT SHARES(R)
  Before taxes                                                 15.53     7.54       3.82 1

WILSHIRE 5000 TOTAL MARKET INDEX                               15.87     7.64       3.85 2

1 Inception: 6/1/99.

2 From: 6/1/99.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

SHAREHOLDER FEES                                                        INVESTOR   SELECT
  (% of transaction amount)                                              SHARES    SHARES
------------------------------------------------------------------------------------------
Redemption fee*                                                           2.00      2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------------------------------------
Management fees                                                           0.25      0.25
Distribution (12b-1) fees                                                 None      None
Other expenses                                                            0.28      0.13
                                                                        -----------------
Total annual operating expenses**                                         0.53      0.38
                                                                        -----------------

* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

** Schwab and the investment adviser have agreed to limit the net operating expenses (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.58% and 0.39%, respectively, through 2/27/08.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                        1 year              3 years              5 years              10 years
----------------------------------------------------------------------------------------------------
Investor Shares          $54                  $170                 $296                 $665
Select Shares            $39                  $122                 $213                 $480

22  Schwab Total Stock Market Index Fund(R)

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                            11/1/05-   11/1/04-   11/1/03-   11/1/02-   11/1/01-
INVESTOR SHARES                             10/31/06   10/31/05   10/31/04   10/31/03   10/31/02
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       20.77      19.04      17.48      14.35       16.62
                                            -----------------------------------------------------------------

Income or loss from investment operations:
  Net investment income                       0.30       0.29       0.19       0.16        0.16
  Net realized and unrealized gains or
    losses                                    3.01       1.69       1.53       3.14       (2.27)
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                3.31       1.98       1.72       3.30       (2.11)

Less distributions:
  Dividends from net investment income       (0.25)     (0.25)     (0.16)     (0.17)      (0.16)
                                            -----------------------------------------------------------------
Net asset value at end of period             23.83      20.77      19.04      17.48       14.35
                                            -----------------------------------------------------------------
Total return (%)                             16.05      10.45       9.93      23.24      (12.86)

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:

  Net operating expenses                      0.53       0.54       0.56       0.53        0.40

  Gross operating expenses                    0.53       0.54       0.56       0.59        0.62

  Net investment income                       1.27       1.37       1.07       1.18        1.11

Portfolio turnover rate                          3          2          2          3           2

Net assets, end of period ($ X 1,000,000)      607        600        592        469         263

                                            11/1/05-   11/1/04-   11/1/03-   11/1/02-   11/1/01-
SELECT SHARES                               10/31/06   10/31/05   10/31/04   10/31/03   10/31/02
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       20.83      19.09      17.52      14.37       16.65
                                            -----------------------------------------------------------------

Income or loss from investment operations:
  Net investment income                       0.31       0.31       0.22       0.20        0.19

  Net realized and unrealized gains or
    losses                                    3.04       1.71       1.54       3.14       (2.29)
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                3.35       2.02       1.76       3.34       (2.10)

Less distributions:
  Dividends from net investment income       (0.28)     (0.28)     (0.19)     (0.19)      (0.18)
                                            -----------------------------------------------------------------
Net asset value at end of period             23.90      20.83      19.09      17.52       14.37
                                            -----------------------------------------------------------------
Total return (%)                             16.23      10.63      10.10      23.50      (12.81)

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:

  Net operating expenses                      0.38       0.39       0.39       0.36        0.27

  Gross operating expenses                    0.38       0.39       0.41       0.44        0.47

  Net investment income                       1.41       1.52       1.23       1.35        1.24

Portfolio turnover rate                          3          2          2          3           2

Net assets, end of period ($ X 1,000,000)      762        617        548        429         264

                                     Schwab Total Stock Market Index Fund(R)  23

SCHWAB INTERNATIONAL INDEX FUND(R)
Ticker symbols  Investor Shares: SWINX  Select Shares(R): SWISX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO TRACK THE PERFORMANCE OF A BENCHMARK INDEX THAT MEASURES THE TOTAL RETURN OF LARGE, PUBLICLY TRADED NON-U.S. COMPANIES FROM COUNTRIES WITH DEVELOPED EQUITY MARKETS OUTSIDE OF THE UNITED STATES.

INTERNATIONAL STOCKS

Over the past decades, foreign stock markets have grown rapidly. The market value of the fund captures 23% of the world's total market capitalization. (All figures are as of 12/31/06.)

For some investors, an international index fund represents an opportunity for low-cost access to a variety of world markets in one fund. Others turn to international stocks to diversify a portfolio of U.S. investments, because international stock markets historically have performed somewhat differently from the U.S. market.
--------------------------------------------------------------------------------


INDEX

THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY TRACKING THE TOTAL RETURN OF THE SCHWAB INTERNATIONAL INDEX(R). The index includes stocks of 350 of the largest publicly traded companies from selected countries outside the United States. The selected countries all have developed securities markets and include most Western European countries, as well as Australia, Singapore, Canada, Hong Kong and Japan--as of December 31, 2006, 21 countries in all. Within these countries, Schwab identifies 350 of the largest companies according to their free float-adjusted market capitalizations (total market value of all shares available for purchase by international investors) in U.S. dollars. The index does not maintain any particular country weightings, although any given country cannot represent more than 35% of the index.

STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally gives the same weight to a given stock as the index does, and does not hedge its exposure to foreign currencies beyond using forward contracts to lock in exchange rates for the portfolio securities purchased or sold, but awaiting settlement. These transactions establish a rate of exchange that can be expected to be received upon settlement of the securities.

Like many index funds, the fund also may invest in futures contracts (a contract to buy or sell a specific financial instrument at a specified price at a specific future time) and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

24  Schwab International Index Fund(R)

                        For long-term investors who are interested in the potential rewards of international investing and who are aware of the additional risks, this fund may be worth considering.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT STYLE RISK. Your investment follows the performance of a mix of international large-cap stocks, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of market declines. In addition, because of the fund's expenses, the fund's performance is normally below that of the index.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

FOREIGN INVESTMENT RISK. The fund's investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities' markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of the fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar. If such an event occurs, the dollar value of an investment in the fund would be adversely affected.

DERIVATIVES RISK. The fund may use derivatives (including futures and forward contracts) to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

                                          Schwab International Index Fund(R)  25

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:
- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes
- are shown for one share class only, and would be different for the other share class
- may not reflect your actual after-tax performance
- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.

ANNUAL TOTAL RETURNS (%) as of 12/31


INVESTOR SHARES


[BAR CHART]

       7.31   15.85   33.62   (17.59) (22.74) (15.63) 36.13   18.21   12.66   24.79

        97      98      99      00      01      02      03      04      05      06

BEST QUARTER: 19.88% Q4 1999
WORST QUARTER: (19.77%) Q3 2002

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                                                       Since
                       1 year   5 years   10 years   inception
--------------------------------------------------------------
INVESTOR SHARES
  Before taxes         24.79     13.80      7.28       7.56 1
  After taxes on
    distributions      23.57     13.04      6.68       6.98 1
  After taxes on
    distributions and
    sale of shares     16.11     11.62      6.02       6.34 1

SELECT SHARES(R)
  Before taxes         25.02     13.99        --       6.83 2

SCHWAB INTERNATIONAL
  INDEX(R)             25.18     14.55      7.83       8.15 3

MSCI-EAFE(R) INDEX     26.34     14.97      7.70       7.53 3

1 Inception: 9/9/93. 2 Inception: 5/19/97. 3 From: 9/9/93.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

SHAREHOLDER FEES                                              INVESTOR   SELECT
  (% of transaction amount)                                    SHARES    SHARES
--------------------------------------------------------------------------------
Redemption fee*                                                 2.00      2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                 0.39      0.39
Distribution (12b-1) fees                                       None      None
Other expenses                                                  0.31      0.16
                                                               ----------------
Total annual operating expenses                                 0.70      0.55
Less expense reduction                                         (0.01)    (0.05)
                                                               ----------------
NET OPERATING EXPENSES**                                        0.69      0.50
                                                               ----------------

* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.69% and 0.50%, respectively, through 2/27/08.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                          1 year        3 years        5 years        10 years
--------------------------------------------------------------------------------
INVESTOR SHARES            $70            $223           $389           $870
SELECT SHARES              $51            $171           $302           $684

26  Schwab International Index Fund(R)

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                            11/1/05-   11/1/04-   11/1/03-   11/1/02-   11/1/01-
INVESTOR SHARES                             10/31/06   10/31/05   10/31/04   10/31/03   10/31/02
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       17.07      14.82      12.74      10.47       12.22
                                            -----------------------------------------------------------------

Income or loss from investment operations:
  Net investment income                       0.48       0.35       0.26       0.23        0.21

  Net realized and unrealized gains or
    losses                                    3.92       2.18       2.05       2.25       (1.82)
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                4.40       2.53       2.31       2.48       (1.61)

Less distributions:
  Dividends from net investment income       (0.35)     (0.28)     (0.23)     (0.21)      (0.14)
                                            -----------------------------------------------------------------
Net asset value at end of period             21.12      17.07      14.82      12.74       10.47
                                            -----------------------------------------------------------------
Total return (%)                             26.15      17.30      18.40      24.24      (13.34)

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                      0.69       0.68       0.69       0.65        0.58

  Gross operating expenses                    0.70       0.72       0.73       0.74        0.76

  Net investment income                       2.41       2.05       1.78       2.01        1.70

Portfolio turnover rate                         11         10          1          7          13

Net assets, end of period ($ X 1,000,000)      706        595        550        494         443

                                            11/1/05-   11/1/04-   11/1/03-   11/2/02-   11/1/01-
SELECT SHARES                               10/31/06   10/31/05   10/31/04   10/31/03   10/31/02
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       17.09      14.83      12.75      10.47       12.23
                                            -----------------------------------------------------------------

Income or loss from investment operations:
  Net investment income                       0.50       0.38       0.28       0.25        0.21

  Net realized and unrealized gains or
    losses                                    3.93       2.19       2.05       2.26       (1.82)
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                4.43       2.57       2.33       2.51       (1.61)

Less distributions:
  Dividends from net investment income       (0.38)     (0.31)     (0.25)     (0.23)      (0.15)
                                            -----------------------------------------------------------------
Net asset value at end of period             21.14      17.09      14.83      12.75       10.47
                                            -----------------------------------------------------------------
Total return (%)                             26.35      17.56      18.56      24.50      (13.31)

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                      0.50       0.50       0.50       0.49        0.47

  Gross operating expenses                    0.55       0.57       0.58       0.59        0.61

  Net investment income                       2.60       2.23       1.97       2.19        1.81

Portfolio turnover rate                         11         10          1          7          13

Net assets, end of period ($ X 1,000,000)      954        776        687        629         536

                                          Schwab International Index Fund(R)  27

                  FUND MANAGEMENT

The funds' investment adviser, Charles Schwab Investment Management, Inc., has more than $178 billion under management.

                  The investment adviser for the Schwab Equity Index Funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds(R). The firm manages assets for more than 5 million shareholder accounts. (All figures on this page are as of 10/31/06.)

                  As the investment adviser, the firm oversees the asset management and administration of the Schwab Equity Index Funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 10/31/06, these fees were 0.09% for the Schwab S&P 500 Index Fund, 0.00% for the Schwab Institutional Select S&P 500 Fund, 0.22% for the Schwab 1000 Index(R) Fund, 0.29% for the Schwab Small-Cap Index Fund(R), 0.25% for the Schwab Total Stock Market Index Fund(R), and 0.38% for the Schwab International Index Fund(R). These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.

                  A discussion regarding the basis for the Board of Trustees' approval of each fund's investment advisory agreement is available in each fund's 2006 annual report, which covers the period of 11/1/05 through 10/31/06.

                  JEFFREY MORTIMER, CFA, senior vice president and chief investment officer, equities, of the investment adviser, is responsible for the overall management of each of the funds. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.

                  LARRY MANO, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day management of the Schwab Total Stock Market Index Fund(R) and the co-management of each of the remaining funds. Prior to joining the firm in November 1998, he worked for 20 years in equity management.

                  TOM BROWN, a portfolio manager of the investment adviser, is a day-to-day co-manager of each of the funds, except Schwab Total Stock Market Index Fund. He joined Schwab in 1995, became a trader in 1999, and was named to his current position in 2004.

                  Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each fund is available in the Statement of Additional Information.

                  INVESTING IN THE FUNDS

                  On the following pages, you will find information on buying, selling and exchanging shares. Shareholders cannot place orders directly with the funds. Shareholders invest in the funds through an intermediary. Orders may be placed through your brokerage account at Charles Schwab & Co., Inc. (Schwab) or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the funds. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

PLACING ORDERS

The information on these pages outlines how you can place "good orders," which are orders made in accordance with a fund's policies to buy, sell, or exchange shares of a fund.

Your intermediary, including Schwab, may impose different or additional conditions than the funds on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the funds. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The funds are not responsible for the failure of your intermediary to carry out its responsibilities.

Schwab, the investment adviser and their affiliates may pay certain intermediaries or their third party administrators for performing shareholder, recordkeeping, administrative, accounting, transfer agency or other services for their customers. In addition, Schwab, the investment adviser and their affiliates may pay certain intermediaries for providing distribution, marketing, promotional or other related services. The payments described by this paragraph may be substantial but are paid by Schwab, the investment adviser and their affiliates, not by a fund or its shareholders.

30  Investing in the funds

BUYING SHARES

To purchase shares of the fund, place your orders through your Schwab account or through an account at another intermediary.

INVESTMENT MINIMUMS

CHOOSE A FUND, AND CHOOSE A SHARE CLASS IF APPLICABLE. Your choice may depend on the amount of your investment. With respect to the funds that offer Investor Shares and Select Shares, the Select Shares(R) have lower expenses than the Investor Shares. You may convert your Investor Shares into Select Shares at any time if your account balance in the fund is at least $50,000. As discussed below, you must contact Schwab or your other intermediary to request an interclass exchange of your Investor Shares for Select Shares--conversion is not automatic. If you no longer meet the minimum balance requirement for Select Shares, the funds reserve the right to redeem your shares. Select Shares may not be available through intermediaries other than Charles Schwab & Co., Inc. Currently, e.Shares(R) are available only for the Schwab S&P 500 Index Fund and are offered to clients of Schwab Institutional, The Charles Schwab Trust Company and certain retirement plans.

                         MINIMUM INITIAL          MINIMUM
SHARE CLASS              INVESTMENT               BALANCE
-------------------------------------------------------------------------
INVESTOR SHARES          $2,500 ($1,000 for       NONE
                         retirement, educational
                         and custodial accounts.
                         On or about April 2,
                         2007, $100 for
                         custodial accounts.)

SELECT SHARES            $50,000                  $40,000

E.SHARES                 $1,000 ($500 for         NONE
                         retirement, education
                         and custodial accounts)

INSTITUTIONAL SELECT     $75,000                  $60,000
S&P 500 FUND

Certain investment managers, including CSIM and managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares initial minimum investment and minimum balance requirements.

These minimums may be waived for certain retirement plans, including Schwab Corporate Services retirement plans and plan participants, and for shareholders who roll into an IRA from an exempted retirement plan. These minimums may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for education savings or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs.


 DISTRIBUTION OPTIONS

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                 FEATURES
-----------------------------------------------------------------------
REINVESTMENT           All dividends and capital gain distributions are
                       invested automatically in shares of your fund or
                       share class, as applicable.

CASH/REINVESTMENT MIX  You receive payment for dividends, while any capital gain distributions are invested in shares of your fund or share class, as applicable.

CASH You receive payment for all dividends and capital gain distributions.

 METHODS FOR PLACING ORDERS

PLACE YOUR ORDER. Shareholders may not place orders directly with the funds. Please contact your intermediary to learn how to place orders.

32  Investing in the funds

SELLING AND EXCHANGING SHARES

To redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares.

When selling or exchanging shares, you should be aware of the following fund policies:

- The funds may take up to seven days to pay sale proceeds.

- The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

- Exchange orders are limited to other Schwab Funds(R) or Laudus MarketMasters Funds(TM) that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

--------------------------------------------------------------------------------
THE FUNDS RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares upon 60 days written notice if the value of your investment in a fund falls below the stated minimum balance requirement for the fund or share class, as applicable.

- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To change or waive a fund's or share class' investment minimums.

- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.
--------------------------------------------------------------------------------


TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A fund calculates its share price or the share price for each of its share classes, as applicable, each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received by a fund in good order on or prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

When you place an order, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with a fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.

In valuing their securities, the funds use market quotes or official closing prices if they are readily available. In cases where quotes are not readily available, a fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.

Shareholders of the Schwab International Index Fund(TM) should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of the fund's portfolio may change on days when it is not possible to buy or sell shares of the fund.

POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING. Each fund is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact a fund's performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund's shares.

Each fund's Board of Trustees has adopted policies and procedures that are designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include: trade activity monitoring; redemption fees; and fair value pricing. Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that engage in such activities. In addition, these methods (other than redemption fees) are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund's long-term shareholders. Each fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

34  Investing in the funds

The funds may also defer to an intermediary's frequent trading policies with respect to those shareholders who invest in the funds through such intermediary. The funds will defer to an intermediary's policies only after the funds determine that the intermediary's frequent trading policies adequately protect fund shareholders. Transactions by fund shareholders investing through such intermediaries will be subject to the restrictions of the intermediary's frequent trading policies, which may differ from those of the funds. Shareholders should consult with their intermediaries to determine the frequent trading restrictions that apply to their fund transactions.

TRADE ACTIVITY MONITORING. Each fund, through its service providers, maintains trade activity monitoring procedures with respect to the purchase, sale and exchange of fund shares. This process involves reviewing transactions that exceed certain monetary thresholds within specified time intervals. Trading activity identified by these factors, or from other information then available (such as the actual trading pattern or dollar amount of the transactions), will be evaluated to determine whether such activity is detrimental to the fund.

If, as a result of this trade activity monitoring, a fund believes that a shareholder has engaged in market timing, it may, in its sole discretion, request the shareholder to stop such market timing activities or refuse to process purchases or exchanges in the shareholder's account. Each fund specifically reserves the right to reject any purchase or exchange orders by any investor or group of investors indefinitely for any reason. Transactions placed in contravention of a fund's market timing policies are not necessarily deemed accepted by the fund and may be canceled or revoked by the fund on the next business day following receipt by the fund.

Fund shares may be held through 401(k) and other group retirement plans and other omnibus arrangements maintained by other intermediaries. Omnibus accounts allow intermediaries to aggregate their customers' investments in one account and to purchase, redeem and exchange fund shares without the identity of a particular customer being known to a fund. A number of these financial intermediaries may not have the capability or may not be willing to apply the funds' market timing policies. As a result, a fund cannot assure that its policies will be enforced with regard to fund shares held through such omnibus arrangements. While each fund may monitor share turnover at the omnibus account level, a fund's ability to monitor and detect market timing by particular shareholders in these omnibus accounts is limited, and, therefore, the fund may not be able to determine whether trading by these shareholders is contrary to the fund's market timing policies.

REDEMPTION FEES. The Schwab Equity Index Funds may impose a short-term redemption fee on any fund shares that are redeemed or exchanged by a shareholder within a specified number of days of the purchase date, as detailed below. The funds impose the redemption fees in an effort to deter short-term trading, to facilitate efficient fund management, to minimize the impact on fund performance and to offset fund transaction costs and other expenses. Each of the Schwab Equity Index Funds charges a redemption fee of 2.00% on shares sold or exchanged 30 days or less after purchasing them. These fees may be imposed to the extent the shares redeemed exceed the number of shares that have been held more than the specified number of days. Each fund treats shares that have been held the longest as being redeemed first and shares that have been held the shortest as being redeemed last. Fund shares purchased with reinvested dividends are not subject to redemption fees. Each fund retains the redemption fees for the benefit of the remaining shareholders. There is no redemption fee when you exchange shares between share classes of the same fund.

As noted above, the fund shares may be held in omnibus accounts by financial intermediaries. Currently, only certain intermediaries have the systems capability to collect the redemption fees on behalf of the fund. Even intermediaries that do have the capability may use criteria and methods for tracking, applying and calculating the fees that are different from those of a fund or may be unwilling to collect the fees. As such, a fund may not be able to collect redemption fees through these intermediaries. Each fund notifies all financial intermediaries of its policy and will encourage all financial intermediaries to develop the capability to begin collecting the redemption fees from all of their customers that invest in the fund.

Each fund reserves the right to waive its redemption fee if the fund or its service providers believe that such waivers are consistent with the best interests of the fund and its long-term shareholders. For example, the redemption fees may not be assessed in the following non-exclusive list of transactions: redemptions by tax-advantaged retirement plans; redemptions by certain fee-based or wrap programs; redemptions pursuant to rebalancing programs or systematic withdrawal plans established with the fund or financial intermediaries; redemptions by charitable giving funds; redemptions by registered investment companies; and redemptions initiated by the fund. Each fund also reserves the right to modify or eliminate the redemption fees or waivers at any time.

FAIR VALUE PRICING. The Board of Trustees has adopted procedures to fair value each fund's securities when market prices are not "readily available" or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities.

36  Investing in the funds

This methodology is designed to deter "arbitrage" market timers, who seek to exploit delays between the change in the value of a fund's portfolio holdings and the net asset value of the fund's shares, and seeks to ensure that the prices at which the fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

Each fund makes fair value determinations in good faith in accordance with the fund's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.

PORTFOLIO HOLDINGS. A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.

--------------------------------------------------------------------------------
MORE ON QUALIFIED DIVIDEND INCOME AND DISTRIBUTIONS

Dividends that are designated by the funds as qualified dividend income are eligible for a reduced maximum tax rate. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. The funds expect that a portion of each fund's ordinary income distributions will be eligible to be treated as qualified dividend income subject to the reduced tax rates.

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.
--------------------------------------------------------------------------------


DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of each fund's year-end distribution, if any, may be made available on the fund's website www.schwab.com/schwabfunds.

UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(K) OR OTHER TAX-ADVANTAGED RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another Schwab Fund is treated the same as a sale. An exchange between classes within a fund is not reported as a taxable sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer.

SHAREHOLDERS IN THE SCHWAB INTERNATIONAL INDEX FUND(R) MAY HAVE ADDITIONAL TAX CONSIDERATIONS as a result of foreign tax payments made by the fund. Typically, these payments will reduce the fund's dividends but will still be included in your taxable income. You may be able to claim a tax credit or deduction for your portion of foreign taxes paid by the fund, however.

AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

38  Investing in the funds

NOTES

NOTES

   TO LEARN MORE

   This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources:

   ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, contain more information about the funds' holdings and detailed financial information about the funds. Annual reports also contain information from the funds' managers about strategies, recent market conditions and trends and their impact on fund performance.

   The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

   For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds(R) at 1-800-435-4000. In addition, you may visit Schwab Funds' web site at www.schwab.com/schwabfunds for a free copy of a prospectus, SAI, or an annual or semi-annual report.

   The SAI, the funds' annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.



   SEC FILE NUMBERS

    Schwab S&P 500 Index Fund                 811-7704
    Schwab Institutional Select S&P 500
    Fund                                      811-7704
    Schwab 1000 Index(R) Fund                 811-6200
    Schwab Small-Cap Index Fund(R)            811-7704
    Schwab Total Stock Market Index
    Fund(R)                                   811-7704
    Schwab International Index Fund(R)        811-7704




   REG13644FLT-12

SCHWAB EQUITY INDEX FUNDS

PROSPECTUS
February 28, 2007

                                                           [CHARLES SCHWAB LOGO]

   SCHWAB MARKETTRACK PORTFOLIOS(R)

                                                               SCHWAB FUNDS LOGO

   Prospectus
   February 28, 2007

   - Schwab MarketTrack All Equity Portfolio TM
   - Schwab MarketTrack Growth Portfolio TM
   - Schwab MarketTrack Balanced Portfolio TM
   - Schwab MarketTrack Conservative Portfolio TM

   As with all mutual funds, the
   Securities and Exchange Commission
   (SEC) has not approved these securities
   or passed on whether the information in
   this prospectus is adequate and
   accurate. Anyone who indicates
   otherwise is committing a federal
   crime.                                                  [CHARLES SCHWAB LOGO]

SCHWAB MARKETTRACK PORTFOLIOS(R)


       ABOUT THE PORTFOLIOS

          All Equity Portfolio.....................................    2

          Growth Portfolio.........................................    8

          Balanced Portfolio.......................................   14

          Conservative Portfolio...................................   20

          Portfolio management.....................................   26

       INVESTING IN THE PORTFOLIOS

          Placing orders...........................................   29

          Buying shares............................................   30

          Selling/exchanging shares................................   31

          Transaction policies.....................................   32

          Distributions and taxes..................................   36

                  ABOUT THE PORTFOLIOS

                  The portfolios in this prospectus share the same investment approach. Each portfolio seeks to maintain a defined mix of asset classes over time, and each invests mainly in a combination of other Schwab Funds(R), which are managed using indexing strategies. Each portfolio pursues a different investment goal.

                  This approach is intended to offer the investor key features of two types of investment strategies: asset allocation and indexing. Each portfolio's performance is a blend of the performance of different asset classes or different segments within an asset class.

                  Indexing, a strategy of tracking the performance of a given segment of the market over time, involves looking to an index to determine what securities to own. By investing in a combination of other Schwab Funds(R), the portfolios are designed to offer diversification in a single investment.

                  The portfolios are designed for long-term investors. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO TM
Ticker symbol   Investor Shares: SWEGX

--------------------------------------------------------------------------------
THE PORTFOLIO SEEKS HIGH CAPITAL GROWTH THROUGH AN ALL-STOCK PORTFOLIO.

ASSET ALLOCATION AMONG FUNDS

Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.

The portfolio's allocation focuses on stock investments for long-term growth. The portfolio seeks to remain close to the target allocations of 45% in large-cap, 30% in international and 25% in small-cap stocks and typically does not change its target allocation.

Because the portfolio must keep a small portion of its assets in cash for business operations, the portfolio's actual investments will be slightly less than 100% in stock funds.

The portfolio managers monitor the portfolio's holdings and cash flow and manage them as needed in order to maintain the portfolio's target allocation. The managers may permit modest deviations from the target allocation for certain periods of time, in order to reduce transaction costs.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE PORTFOLIO MAINTAINS A DEFINED ASSET ALLOCATION. The portfolio's target allocation is 100% in stock investments, with certain percentages for different segments of the stock market. It is the fund's policy that, under normal circumstances, it will invest at least 80% of its net assets in stock investments; typically the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy.

The portfolio invests mainly in other Schwab Funds(R), particularly three of the Equity Index Funds. These underlying funds seek to track the total returns of various stock market indices. They typically invest in the stocks included in the index they are tracking, and generally give each stock the same weight as the index does. Each underlying fund focuses on a different segment of the stock market. Below are the underlying funds for this portfolio and the indices they seek to track, listed according to their corresponding category in the portfolio's asset allocation:

ALLOCATION     FUND AND INDEX
----------------------------------------------------------------------
LARGE-CAP      Schwab Institutional Select(R) S&P 500 Fund. Seeks to
               track the S&P 500 Index(R), a widely recognized index
               maintained by Standard & Poor's that includes 500 U.S.
               publicly traded stocks.

SMALL-CAP      Schwab Small-Cap Index Fund(R). Seeks to track the
               Schwab Small-Cap Index(R), which includes the
               second-largest 1,000 U.S. publicly traded stocks as
               measured by market capitalization.

INTERNATIONAL  Schwab International Index Fund(R). Seeks to track the
               Schwab International Index(R), which includes 350 of the largest stocks (as measured by free float-adjusted market capitalization) that are publicly traded in developed securities markets outside the United States.

For the large-cap allocation, the portfolio may also invest directly in all of the stocks which comprise the S&P 500 Index (or other similar index), using an indexing strategy. In addition, the portfolio may purchase individual securities to maintain its allocations.

2  Schwab MarketTrack All Equity Portfolio TM

                        This portfolio's exposure to a broad spectrum of U.S. and international stocks may make it an appropriate choice for long-term investors seeking a composite of U.S. and international stock market performance in a single fund.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

ALLOCATION RISK. The portfolio's stock allocations can have an effect on returns. The risks and returns of different segments of the stock market can vary over the long term and the short term. Because of this, the portfolio's performance could suffer during times when segments emphasized by its target allocation are out of favor, or when stocks in general are out of favor.

INVESTMENT STYLE RISK. Many of the risks of this portfolio are associated with its investments in underlying stock index funds. The portfolio's underlying stock index funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Neither the portfolio, because of its asset allocation strategy, nor the underlying funds, because of their indexing strategy, take steps to reduce market exposure or to lessen the effects of a declining market. While the portfolio's underlying funds seek to track the returns of various indices, in each case an underlying fund's performance normally is below that of the index. This gap occurs mainly because, unlike an index, the underlying funds incur expenses and must keep a small portion of their assets in cash. To the extent that an underlying fund lends securities or makes short-term or other investments to reduce its performance gap, it may increase the risk that its performance will be reduced. The portfolio itself keeps a small portion of its assets in cash, which may contribute modestly to lower performance.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the portfolio's performance also will lag those investments.

FOREIGN INVESTMENT RISK. The portfolio's investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates

                                   Schwab MarketTrack All Equity Portfolio TM  3
or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The portfolio may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities' markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of the portfolio's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the portfolio will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar. If such an event occurs, the dollar value of an investment in the portfolio would be adversely affected.

4  Schwab MarketTrack All Equity Portfolio TM

PERFORMANCE

The information below shows portfolio returns before and after taxes, and compares portfolio performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]

      25.06   (8.91)  (13.05) (20.45) 33.96   13.98    6.83   18.36

        99      00      01      02      03      04      05      06

BEST QUARTER: 18.54% Q2 2003
WORST QUARTER: (18.38%) Q3 2002

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                                                   Since
                              1 year   5 years   Inception
----------------------------------------------------------
PORTFOLIO
  Before taxes                18.36     8.96       5.35 1
  After taxes on
    distributions             17.56     8.52       4.88 1
  After taxes on
    distributions and sale
    of shares                 11.93     7.52       4.37 1

S&P 500(R) INDEX              15.79     6.19       4.41 2

1 Inception: 5/19/98.

2 From: 5/19/98.

                                   Schwab MarketTrack All Equity Portfolio TM  5

PORTFOLIO FEES AND EXPENSES

The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return.

FEE TABLE (%)

SHAREHOLDER FEES (% of transaction amount)
--------------------------------------------------------------------------------
Redemption fee1                                                           2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                           0.44
Distribution (12b-1) fees                                                 None
Other expenses                                                            0.30
Acquired fund fees and expenses (AFFE) 2                                  0.30
                                                                        -------
Total annual operating expenses 3                                         1.04
Less expense reduction                                                   (0.24)
                                                                        -------
NET OPERATING EXPENSES (INCLUDING AFFE) 3,4                               0.80
                                                                        -------

1 Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

2 "Acquired fund fees and expenses (AFFE)" reflect the estimated amount of the fees and expenses incurred indirectly by the portfolio through its investments in the underlying funds.

3 The total and net annual portfolio operating expenses in the fee table may differ from the expense ratios in the portfolio's "Financial highlights" because the financial highlights include only the portfolio's direct operating expenses and do not include fees and expenses incurred indirectly by the portfolio through its investments in the underlying funds.

4 Schwab and the investment adviser have agreed to limit the portfolio's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.50% through 2/27/08. The agreement to limit the portfolio's "net operating expenses" is limited to the portfolio's direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the portfolio through its investments in the underlying funds.

EXAMPLE

Designed to help you compare expenses, the example below includes both the portfolio's operating expenses and the indirect expenses of the underlying funds and uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the portfolio's operating expenses remain the same. The one-year figure is based on "net operating expenses (including AFFE)". The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

      1 year              3 years              5 years              10 years
 --------------------------------------------------------------------------------
       $82                  $329                 $595                $1,356

6  Schwab MarketTrack All Equity Portfolio TM

FINANCIAL HIGHLIGHTS

This section provides further details about the portfolio's financial history for the past five years. Certain information reflects financial results for a single portfolio share. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).

                                                         11/1/05-   11/1/04-   11/1/03-   11/1/02-   11/1/01-
                                                         10/31/06   10/31/05   10/31/04   10/31/03   10/31/02
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     11.55      10.44       9.43       7.60       9.06
                                                         -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                                     0.11       0.12       0.08       0.09       0.05
  Net realized and unrealized gains or losses               2.10       1.11       1.02       1.85      (1.32)
                                                         -----------------------------------------------------------------
  Total income or loss from investment operations           2.21       1.23       1.10       1.94      (1.27)
Less distributions:
  Dividends from net investment income                     (0.13)     (0.12)     (0.09)     (0.09)     (0.05)
  Distributions from net realized gains                       --         --         --      (0.02)     (0.14)
                                                         -----------------------------------------------------------------
Total distributions                                        (0.13)     (0.12)     (0.09)     (0.11)     (0.19)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           13.63      11.55      10.44       9.43       7.60
                                                         -----------------------------------------------------------------
Total return (%)                                           19.31      11.81      11.75      25.77     (14.40)

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses 1                                  0.50       0.50       0.50       0.50       0.50
  Gross operating expenses 1                                0.74       0.75       0.76       0.76       0.77
  Net investment income                                     0.89       1.07       0.83       1.10       0.58
Portfolio turnover rate                                        8         49          7         10         15
Net assets, end of period ($ X 1,000,000)                    527        463        450        427        353

1 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

                                   Schwab MarketTrack All Equity Portfolio TM  7

SCHWAB MARKETTRACK GROWTH PORTFOLIO TM
Ticker symbols  Investor Shares: SWHGX  P Shares: SWPGX

--------------------------------------------------------------------------------
THE PORTFOLIO SEEKS HIGH CAPITAL GROWTH WITH LESS VOLATILITY THAN AN ALL-STOCK PORTFOLIO.

ASSET ALLOCATION

Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.

The Growth Portfolio's allocation focuses on stock investments, while including some bonds and cash investments in seeking to reduce the portfolio's volatility. The portfolio seeks to remain close to the target allocations of 80% stocks, 15% bonds and 5% cash and typically does not change its target allocation.

The stock allocation is further divided into three segments: 40% of assets for large-cap, 20% for small-cap and 20% for international.

The portfolio managers monitor the portfolio's holdings and cash flow and manage them as needed in order to maintain the portfolio's target allocation. The managers may permit modest deviations from the target allocation for certain periods of time, in order to reduce transaction costs.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE PORTFOLIO MAINTAINS A DEFINED ASSET ALLOCATION. The portfolio's target allocation includes stock, bond and cash investments.

The portfolio invests mainly in other Schwab Funds(R), including index funds, which seek to track the total returns of various market indices. Index funds typically invest in the securities included in the index they are tracking, and give each security the same weight as the index does. Each underlying fund focuses on a different market segment. Below are the underlying funds for this portfolio and the indices they seek to track, listed according to their corresponding category in the portfolio's asset allocation:

ALLOCATION     FUND AND INDEX
----------------------------------------------------------------------
LARGE-CAP      Schwab Institutional Select(R) S&P 500 Fund. Seeks to
               track the S&P 500 Index(R), a widely recognized index
               maintained by Standard & Poor's that includes 500 U.S.
               publicly traded stocks.

SMALL-CAP      Schwab Small-Cap Index Fund(R). Seeks to track the
               Schwab Small-Cap Index(R), which includes the
               second-largest 1,000 U.S. publicly traded stocks as
               measured by market capitalization.

INTERNATIONAL  Schwab International Index Fund(R). Seeks to track the
               Schwab International Index(R), which includes 350 of the largest stocks (as measured by free float-adjusted market capitalization) that are publicly traded in developed securities markets outside the United States.

BOND           Schwab Total Bond Market Fund TM. Seeks to track the
               Lehman Brothers U.S. Aggregate Bond Index, which includes a broad-based mix of U.S. investment-grade bonds with maturities greater than one year.

For the large-cap allocation, the portfolio may also invest directly in all of the stocks which comprise the S&P 500 Index (or other similar index), using an indexing strategy. In addition, the portfolio may purchase individual securities to maintain its allocations.

8  Schwab MarketTrack Growth Portfolio TM

                        By emphasizing stocks while including other investments to temper market risk, this portfolio could be appropriate for investors seeking attractive long-term growth with potentially lower volatility.

RISKS

MARKET RISK. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

ALLOCATION RISK. The portfolio's asset and stock allocations can have an effect on returns. The risks and returns of different classes of assets and different segments of the stock market can vary over the long term and the short term. Because of this, the portfolio's performance could suffer during times when the types of stocks favored by its target allocation are out of favor, or when stocks in general are out of favor.

INVESTMENT STYLE RISK. Many of the risks of this portfolio are associated with its investments in underlying stock and bond index funds. The portfolio's underlying index funds seek to track the performance of various segments of the stock or bond market, as measured by their respective indices. Neither the portfolio, because of its asset allocation strategy, nor the underlying funds, because of their indexing strategy, take steps to reduce market exposure or to lessen the effects of a declining market. While the portfolio's underlying funds seek to track the returns of various indices, in each case an underlying fund's performance normally is below that of the index. This gap occurs mainly because, unlike an index, the underlying funds incur expenses and must keep a small portion of their assets in cash. To the extent that an underlying fund lends securities or makes short-term or other investments to reduce its performance gap, it may increase the risk that its performance will be reduced. The portfolio itself keeps a small portion of its assets in cash, which may contribute modestly to lower performance.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the portfolio's performance also will lag those investments.

                                       Schwab MarketTrack Growth Portfolio TM  9

FOREIGN INVESTMENT RISK. The portfolio's investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The portfolio may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities' markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of the portfolio's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the portfolio will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar. If such an event occurs, the dollar value of an investment in the portfolio would be adversely affected.

DEBT SECURITIES RISK. Bond prices generally fall when interest rates rise. Bonds with longer maturities tend to be more sensitive to this risk. Portfolio performance also could be affected if an issuer or guarantor of a bond held by the portfolio fails to make timely principal or interest payments or otherwise honor its obligations. Lower-quality bonds are considered speculative with respect to its issuer's ability to make timely payments or otherwise honor its obligations. In addition, prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy. Mortgage- or asset-backed securities are subject to the risk that these bonds may be paid off earlier or later than expected. Either situation could cause the portfolio to hold securities paying lower than market rates of interest, which could hurt the portfolio's yield or share price. Also, bonds of foreign issuers may be more volatile than those of comparable bonds from U.S. issuers, for reasons ranging from limited issuer information to the risk of political upheaval. The portfolio's use of mortgage dollar rolls could cause the portfolio to lose money if the price of the mortgage-backed securities sold fall below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

10  Schwab MarketTrack Growth Portfolio TM

PERFORMANCE

The information below shows portfolio returns before and after taxes, and compares portfolio performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

The portfolio has two share classes, which have different minimum investments, different costs and different eligibility requirements. For information on choosing a class, see the "Buying shares" section. Because the P Shares is a new share class, no performance figures are given. This information will appear in a future version of the portfolio's prospectus.

ANNUAL TOTAL RETURNS (%) as of 12/31


INVESTOR SHARES

[BAR CHART]

      21.00   15.17   19.36   (4.81)  (8.43)  (15.48) 27.08   11.61    5.69   15.09

        97      98      99      00      01      02      03      04      05      06

BEST QUARTER: 15.70% Q4 1998
WORST QUARTER: (14.15%) Q3 2002

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                              1 year   5 years   10 years
---------------------------------------------------------
INVESTOR SHARES
  Before taxes                15.09     7.83       7.77
  After taxes on
    distributions             14.00     7.21       6.91
  After taxes on
    distributions and sale
    of shares                 10.00     6.43       6.31
S&P 500(R) INDEX              15.79     6.19       8.42
LEHMAN BROTHERS U.S.
  AGGREGATE BOND INDEX         4.33     5.06       6.23

                                      Schwab MarketTrack Growth Portfolio TM  11

PORTFOLIO FEES AND EXPENSES

The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return for each share class.

FEE TABLE (%)

SHAREHOLDER FEES                                                  INVESTOR     P
  (% of transaction amount)                                        SHARES    SHARES
----------------------------------------------------------------------------------
Redemption fee 1                                                    2.00      None
ANNUAL OPERATING EXPENSES (% of average net assets)
-----------------------------------------------------------------------------------
Management fees                                                     0.43      0.43
Distribution (12b-1) fees                                           None      None
Other expenses                                                      0.28      0.13
Acquired fund fees and expenses (AFFE) 2                            0.28      0.28
                                                                  -----------------
Total annual operating expenses 3                                   0.99      0.84
Less expense reduction                                             (0.21)    (0.21)
                                                                  -----------------
NET OPERATING EXPENSES (INCLUDING AFFE) 3,4                         0.78      0.63
                                                                  -----------------

1 Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

2 "Acquired fund fees and expenses (AFFE)" reflect the estimated amount of the fees and expenses incurred indirectly by the portfolio through its investments in the underlying funds.

3 The total and net annual portfolio operating expenses in the fee table may differ from the expense ratios in the portfolio's "Financial highlights" because the financial highlights include only the portfolio's direct operating expenses and do not include fees and expenses incurred indirectly by the portfolio through its investments in the underlying funds.

4 Schwab and the investment adviser have agreed to limit the portfolio's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and P Shares to 0.50% and 0.35%, respectively, through 2/27/08. The agreement to limit the portfolio's "net operating expenses" is limited to the portfolio's direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the portfolio through its investments in the underlying funds.

EXAMPLE

Designed to help you compare expenses, the example below includes both the portfolio's operating expenses and the indirect expenses of the underlying funds and uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the portfolio's operating expenses remain the same. The one-year figures are based on "net operating expenses (including AFFE)". The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                          1 year        3 years        5 years        10 years
--------------------------------------------------------------------------------
INVESTOR SHARES            $80            $307           $553          $1,258
P SHARES                   $64            $260           $472          $1,083

12  Schwab MarketTrack Growth Portfolio TM

FINANCIAL HIGHLIGHTS

This section provides further details about the portfolio's financial history for the past five years. Certain information reflects financial results for a single portfolio share. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).

                                                         11/1/05-   11/1/04-   11/1/03-   11/1/02-   11/1/01-
INVESTOR SHARES                                          10/31/06   10/31/05   10/31/04   10/31/03   10/31/02
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    16.81      15.57      14.36      12.05       13.88
                                                         -----------------------------------------------------------------

Income or loss from investment operations:
  Net investment income                                    0.30       0.27       0.21       0.18        0.19
  Net realized and unrealized gains or losses              2.33       1.20       1.21       2.33       (1.62)
                                                         -----------------------------------------------------------------
  Total income or loss from investment operations          2.63       1.47       1.42       2.51       (1.43)

Less distributions:
  Dividends from net investment income                    (0.28)     (0.23)     (0.21)     (0.20)      (0.24)
  Distributions from net realized gains                      --         --         --         --       (0.16)
                                                         -----------------------------------------------------------------
Total distributions                                       (0.28)     (0.23)     (0.21)     (0.20)      (0.40)
                                                         -----------------------------------------------------------------
Net asset value at end of period                          19.16      16.81      15.57      14.36       12.05
                                                         -----------------------------------------------------------------
Total return (%)                                          15.83       9.48       9.94      21.18      (10.78)


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses 1                                 0.50       0.50       0.50       0.50        0.50
  Gross operating expenses 1                               0.71       0.72       0.73       0.74        0.75
  Net investment income                                    1.74       1.58       1.35       1.48        1.35
Portfolio turnover rate                                       7         33          9          9          21

Net assets, end of period ($ X 1,000,000)                   602        657        614        578         510

                                                         4/6/06 2-
P SHARES                                                 10/31/06
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     18.32
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                     0.10
  Net realized and unrealized gains                         0.76
                                                         -----------------------------------------------------------------
  Total income from investment operations                   0.86
Net asset value at end of period                           19.18
                                                         -----------------------------------------------------------------
Total return (%)                                            4.69 3


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses 1                                  0.35 4
  Gross operating expenses 1                                0.56 4
  Net investment income                                     0.95 4
Portfolio turnover rate                                        7 3

Net assets, end of period ($ X 1,000,000)                    119

1 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

2 Commencement of operations.

3 Not annualized.

4 Annualized.

                                      Schwab MarketTrack Growth Portfolio TM  13

SCHWAB MARKETTRACK BALANCED PORTFOLIO TM
Ticker symbol  Investor Shares: SWBGX

--------------------------------------------------------------------------------
THE PORTFOLIO SEEKS BOTH CAPITAL GROWTH AND INCOME.

ASSET ALLOCATION

Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.

The Balanced Portfolio's allocation is weighted toward stock investments, while including substantial bond investments in seeking to add income and reduce the portfolio's volatility. The portfolio seeks to remain close to the target allocations of 60% stocks, 35% bonds and 5% cash and typically does not change its target allocation.

The stock allocation is further divided into three segments: 30% of assets for large-cap, 15% for small-cap and 15% for international.
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE PORTFOLIO MAINTAINS A DEFINED ASSET ALLOCATION. The portfolio's target allocation includes bond, stock and cash investments.

The portfolio invests mainly in other Schwab Funds(R), including index funds, which seek to track the total returns of various market indices. Index funds typically invest in the securities included in the index they are tracking, and give each security the same weight as the index does. Each underlying fund focuses on a different market segment. Below are the underlying funds for this portfolio and the indices they seek to track, listed according to their corresponding category in the portfolio's asset allocation:

ALLOCATION     FUND AND INDEX
------------------------------------------------------------------------
LARGE-CAP      Schwab Institutional Select(R) S&P 500 Fund. Seeks to
               track the S&P 500 Index(R), a widely recognized index
               maintained by Standard & Poor's that includes 500 U.S.
               publicly traded stocks.

SMALL-CAP      Schwab Small-Cap Index Fund(R). Seeks to track the Schwab
               Small-Cap Index(R), which includes the second-largest
               1,000 U.S. publicly traded stocks as measured by market
               capitalization.

INTERNATIONAL  Schwab International Index Fund(R). Seeks to track the
               Schwab International Index(R), which includes 350 of the largest stocks (as measured by free float-adjusted market capitalization) that are publicly traded in developed securities markets outside the United States.

BOND           Schwab Total Bond Market Fund(R). Seeks to track the
               Lehman Brothers U.S. Aggregate Bond Index, which includes a broad-based mix of U.S. investment-grade bonds with maturities greater than one year.

For the large-cap allocation, the portfolio may also invest directly in all of the stocks which comprise the S&P 500 Index (or other similar index), using an indexing strategy. In addition, the portfolio may purchase individual securities to maintain its allocations. The portfolio managers monitor the portfolio's holdings and cash flow and manage them as needed in order to maintain the portfolio's target allocation. The managers may permit modest deviations from the target allocation for certain periods of time, in order to reduce transaction costs.

14  Schwab MarketTrack Balanced Portfolio TM

                        With a blend of asset types that modestly favors stocks, this portfolio may be appropriate for long-term investors with moderate sensitivity to risk.

RISKS

MARKET RISK. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

ALLOCATION RISK. The portfolio's asset and stock allocations can have a substantial effect on performance. The risks and returns of different classes of assets and different segments of the stock market can vary over the long term and the short term. Because it intends to maintain substantial exposure to stocks as well as bonds, the portfolio will be hurt by poor performance in either market. Also, because it does not intend to make strategic changes in its allocation, the portfolio's performance may be hurt during times when segments emphasized by its target allocation are out of favor.

INVESTMENT STYLE RISK. Many of the risks of this portfolio are associated with its investments in underlying stock and bond index funds. The portfolio's underlying index funds seek to track the performance of various segments of the stock or bond market, as measured by their respective indices. Neither the portfolio, because of its asset allocation strategy, nor the underlying funds, because of their indexing strategy, take steps to reduce market exposure or to lessen the effects of a declining market. While the portfolio's underlying funds seek to track the returns of various indices, in each case an underlying fund's performance normally is below that of the index. This gap occurs mainly because, unlike an index, the underlying funds incur expenses and must keep a small portion of their assets in cash. To the extent that an underlying fund lends securities or makes short-term or other investments to reduce its performance gap, it may increase the risk that its performance will be reduced. The portfolio itself keeps a small portion of its assets in cash, which may contribute modestly to lower performance.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

DEBT SECURITIES RISK. Bond prices generally fall when interest rates rise. Bonds with longer maturities tend to be more sensitive to this risk. Portfolio performance also could be affected if an issuer or guarantor of a bond held by the portfolio fails to make timely principal or interest payments or otherwise honor its obligations. Lower-quality bonds are considered speculative with respect to its issuer's ability to make timely payments or otherwise honor its obligations. In addition, prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy.

                                    Schwab MarketTrack Balanced Portfolio TM  15

Mortgage- or asset-backed securities are subject to the risk that these bonds may be paid off earlier or later than expected. Either situation could cause the portfolio to hold securities paying lower than market rates of interest, which could hurt the portfolio's yield or share price. Also, bonds of foreign issuers may be more volatile than those of comparable bonds from U.S. issuers, for reasons ranging from limited issuer information to the risk of political upheaval. The portfolio's use of mortgage dollar rolls could cause the portfolio to lose money if the price of the mortgage-backed securities sold fall below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the portfolio's performance also will lag those investments.

FOREIGN INVESTMENT RISK. The portfolio's investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The portfolio may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities' markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of the portfolio's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the portfolio will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar. If such an event occurs, the dollar value of an investment in the portfolio would be adversely affected.

16  Schwab MarketTrack Balanced Portfolio TM

PERFORMANCE

The information below shows portfolio returns before and after taxes, and compares portfolio performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31



[BAR CHART]

      17.76   13.67   14.00   (1.03)  (4.40)  (9.85)  21.04    9.64    4.88   12.29

        97      98      99      00      01      02      03      04      05      06

BEST QUARTER: 11.81% Q4 1998
WORST QUARTER: (9.78%) Q3 2002

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                              1 year   5 years   10 years
---------------------------------------------------------
PORTFOLIO
  Before taxes                12.29     7.10       7.36
  After taxes on
    distributions             10.90     6.21       6.25
  After taxes on
    distributions and sale
    of shares                  8.35     5.63       5.77

S&P 500(R) INDEX              15.79     6.19       8.42

LEHMAN BROTHERS U.S.
  AGGREGATE BOND INDEX         4.33     5.06       6.23

                                    Schwab MarketTrack Balanced Portfolio TM  17

PORTFOLIO FEES AND EXPENSES

The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return.

FEE TABLE (%)

SHAREHOLDER FEES (% of transaction amount)
--------------------------------------------------------------------------------
Redemption fee 1                                                          2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                           0.44
Distribution (12b-1) fees                                                 None
Other expenses                                                            0.29
Acquired fund fees and expenses (AFFE) 2                                  0.35
                                                                        -------
Total annual operating expenses 3                                         1.08
Less expense reduction                                                   (0.23)
                                                                        -------
NET OPERATING EXPENSES (INCLUDING AFFE) 3,4                               0.85
                                                                        -------

1 Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

2 "Acquired fund fees and expenses (AFFE)" reflect the estimated amount of the fees and expenses incurred indirectly by the portfolio through its investments in the underlying funds.

3 The total and net annual portfolio operating expenses in the fee table may differ from the expense ratios in the portfolio's "Financial highlights" because the financial highlights include only the portfolio's direct operating expenses and do not include fees and expenses incurred indirectly by the portfolio through its investments in the underlying funds.

4 Schwab and the investment adviser have agreed to limit the portfolio's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.50% through 2/27/08. The agreement to limit the portfolio's "net operating expenses" is limited to the portfolio's direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the portfolio through its investments in the underlying funds.

EXAMPLE

Designed to help you compare expenses, the example below includes both the portfolio's operating expenses and the indirect expenses of the underlying funds and uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the portfolio's operating expenses remain the same. The one-year figure is based on "net operating expenses (including AFFE)". The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

1 year                    3 years              5 years              10 years
---------------------------------------------------------------------------------
       $87                  $331                 $595                $1,350

18  Schwab MarketTrack Balanced Portfolio TM

FINANCIAL HIGHLIGHTS

This section provides further details about the portfolio's financial history for the past five years. Certain information reflects financial results for a single portfolio share. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).

                                                         11/1/05-   11/1/04-   11/1/03-   11/1/02-   11/1/01-
                                                         10/31/06   10/31/05   10/31/04   10/31/03   10/31/02
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     15.46      14.66      13.78      12.05      13.47
                                                         -----------------------------------------------------------------

Income or loss from investment operations:
  Net investment income                                     0.38       0.34       0.29       0.25       0.32
  Net realized and unrealized gains or losses               1.58       0.74       0.88       1.77      (1.22)
                                                         -----------------------------------------------------------------
  Total income or loss from investment operations           1.96       1.08       1.17       2.02      (0.90)

Less distributions:
  Dividends from net investment income                     (0.34)     (0.28)     (0.29)     (0.29)     (0.40)
  Distributions from net realized gains                    (0.04)        --         --         --      (0.12)
                                                         -----------------------------------------------------------------
Total distributions                                        (0.38)     (0.28)     (0.29)     (0.29)     (0.52)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           17.04      15.46      14.66      13.78      12.05
                                                         -----------------------------------------------------------------
Total return (%)                                           12.92       7.41       8.61      17.12      (7.08)


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses 1                                  0.50       0.50       0.50       0.50       0.50
  Gross operating expenses 1                                0.73       0.73       0.74       0.74       0.74
  Net investment income                                     2.35       2.20       2.03       1.98       2.35
Portfolio turnover rate                                        8         25         11         17         31
Net assets, end of period ($ X 1,000,000)                    534        519        541        516        462

1 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

                                    Schwab MarketTrack Balanced Portfolio TM  19

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO TM
Ticker symbol  Investor Shares: SWCGX P Shares: SWCPX

--------------------------------------------------------------------------------
THE PORTFOLIO SEEKS INCOME AND MORE GROWTH POTENTIAL THAN AN ALL-BOND PORTFOLIO.

ASSET ALLOCATION

Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.

The Conservative Portfolio's allocation is weighted toward bond investments, while including substantial stock investments in seeking to obtain long-term growth. The portfolio seeks to remain close to the target allocations of 55% bonds, 40% stocks and 5% cash and typically does not change its target allocation.

The stock allocation is further divided into three segments: 20% of assets for large-cap, 10% for small-cap and 10% for international.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE PORTFOLIO MAINTAINS A DEFINED ASSET ALLOCATION. The portfolio's target allocation includes bond, stock and cash investments.

The portfolio invests mainly in other Schwab Funds(R), including index funds, which seek to track the total returns of various market indices. Index funds typically invest in the securities included in the index they are tracking, and give each security the same weight as the index does. Each underlying fund focuses on a different market segment. Below are the underlying funds for this portfolio and the indices they seek to track, listed according to their corresponding category in the portfolio's asset allocation:

ALLOCATION      FUND AND INDEX
-------------------------------------------------------------------------
BOND            Schwab Total Bond Market Fund TM. Seeks to track the
                Lehman Brothers U.S. Aggregate Bond Index, which includes
                a broad-based mix of U.S. investment-grade bonds with
                maturities greater than one year.
LARGE-CAP       Schwab S&P 500 Index Fund and/or Schwab Institutional
                Select(R) S&P 500 Fund. Each seeks to track the S&P 500
                Index(R), a widely recognized Index maintained by
                Standard & Poor's that includes 500 U.S. publicly traded
                stocks.
SMALL-CAP       Schwab Small-Cap Index Fund(R). Seeks to track the Schwab
                Small-Cap Index(R), which includes the second-largest
                1,000 U.S. publicly traded stocks as measured by market
                capitalization.
INTERNATIONAL   Schwab International Index Fund(R). Seeks to track the
                Schwab International Index(R), which includes 350 of the
                largest stocks (as measured by free float-adjusted market
                capitalization) that are publicly traded in developed
                securities markets outside the United States.

For the large-cap allocation, the portfolio may also invest directly in all of the stocks which comprise the S&P 500 Index (or other similar index), using an indexing strategy. In addition, the portfolio may purchase individual securities to maintain its allocations. The portfolio managers monitor the portfolio's holdings and cash flow and manage them as needed in order to maintain the portfolio's target allocation. The managers may permit modest deviations from the target allocation for certain periods of time, in order to reduce transaction costs.

20  Schwab MarketTrack Conservative Portfolio TM

                        Conservative investors and investors with shorter time horizons are among those for whom this portfolio was created.

RISKS

MARKET RISK. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

ALLOCATION RISK. The portfolio's asset and stock allocations can have a substantial effect on performance. The risks and returns of different classes of assets and different segments of the stock market can vary over the long-term and the short-term. Because it intends to maintain substantial exposure to bonds as well as stocks, the portfolio will be hurt by poor performance in either market. Also, because it does not intend to make strategic changes in its allocation, the portfolio's performance may be hurt during times when segments emphasized by its target allocation are out of favor.

INVESTMENT STYLE RISK. Many of the risks of this portfolio are associated with its investments in underlying stock and bond index funds. The portfolio's underlying index funds seek to track the performance of various segments of the stock or bond market, as measured by their respective indices. Neither the portfolio, because of its asset allocation strategy, nor the underlying funds, because of their indexing strategy, take steps to reduce market exposure or to lessen the effects of a declining market. While the portfolio's underlying funds seek to track the returns of various indices, in each case an underlying fund's performance normally is below that of the index. This gap occurs mainly because, unlike an index, the underlying funds incur expenses and must keep a small portion of their assets in cash. To the extent that an underlying fund lends securities or makes short-term or other investments to reduce its performance gap, it may increase the risk that its performance will be reduced. The portfolio itself keeps a small portion of its assets in cash, which may contribute modestly to lower performance.

DEBT SECURITIES RISK. Bond prices generally fall when interest rates rise. Bonds with longer maturities tend to be more sensitive to this risk. Portfolio performance also could be affected if an issuer or guarantor of a bond held by the portfolio fails to make timely principal or interest payments or otherwise honor its obligations. Lower-quality bonds are considered speculative with respect to its issuer's ability to make timely payments or otherwise honor its obligations. In addition, prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy. Mortgage- or asset-backed securities are subject to the risk that these bonds may be paid off earlier or later than expected. Either situation could cause the portfolio to hold securities paying lower than market rates of interest, which could hurt the portfolio's yield or share price. Also, bonds of foreign issuers may be more volatile than those of comparable bonds from U.S. issuers, for reasons ranging from limited issuer information to the risk of political upheaval. The portfolio's use of mortgage dollar rolls could cause the fund to lose money if the price

                                 Schwab MarketTrack Conservative Portfolio TM 21
of the mortgage-backed securities sold fall below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the portfolio's performance also will lag those investments.

FOREIGN INVESTMENT RISK. The portfolio's investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The portfolio may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities' markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of the portfolio's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the portfolio will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar. If such an event occurs, the dollar value of an investment in the portfolio would be adversely affected.

22  Schwab MarketTrack Conservative Portfolio TM

PERFORMANCE

The information below shows portfolio returns before and after taxes, and compares portfolio performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

The portfolio has two share classes, which have different minimum investments, different costs and different eligibility requirements. For information on choosing a class, see the "Buying shares" section. Because the P Shares is a new share class, no performance figures are given. This information will appear in a future version of the portfolio's prospectus.

ANNUAL TOTAL RETURNS (%) as of 12/31


INVESTOR SHARES

[BAR CHART]


      14.71   11.56    8.70    2.71   (0.35)  (4.02)  15.05    7.80    3.98    9.52

        97      98      99      00      01      02      03      04      05      06

BEST QUARTER: 8.49% Q2 1997
WORST QUARTER: (5.26%) Q3 2002

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                              1 year   5 years   10 years
---------------------------------------------------------
INVESTOR SHARES
  Before taxes                 9.52     6.27       6.79
  After taxes on
    distributions              8.01     5.19       5.38
  After taxes on
    distributions and sale
    of shares                  6.45     4.77       5.04

S&P 500(R) INDEX              15.79     6.19       8.42

LEHMAN BROTHERS U.S.
  AGGREGATE BOND INDEX         4.33     5.06       6.23

                                 Schwab MarketTrack Conservative Portfolio TM 23

PORTFOLIO FEES AND EXPENSES

The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return for each share class.

FEE TABLE (%)

SHAREHOLDER FEES                                                        INVESTOR     P
  (% of transaction amount)                                              SHARES    SHARES
--------------------------------------------------------------------------------------
Redemption fee 1                                                          2.00      None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------------
Management fees                                                           0.44      0.44
Distribution (12b-1) fees                                                 None      None
Other expenses                                                            0.30      0.15
Acquired fund fees and expenses (AFFE) 2                                  0.38      0.38
                                                                        -----------------
Total annual operating expenses 3                                         1.12      0.97
Less expense reduction                                                   (0.24)    (0.24)
                                                                        -----------------
NET OPERATING EXPENSES (INCLUDING AFFE) 3,4                               0.88      0.73
                                                                        -----------------

1 Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

2 "Acquired fund fees and expenses (AFFE)" reflect the estimated amount of the fees and expenses incurred indirectly by the portfolio through its investments in the underlying funds.

3 The total and net annual portfolio operating expenses in the fee table may differ from the expense ratios in the portfolio's "Financial highlights" because the financial highlights include only the portfolio's direct operating expenses and do not include fees and expenses incurred indirectly by the portfolio through its investments in the underlying funds.

4 Schwab and the investment adviser have agreed to limit the portfolio's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and P Shares to 0.50% and 0.35%, respectively, through 2/27/08. The agreement to limit the portfolio's "net operating expenses" is limited to the portfolio's direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the portfolio through its investments in the underlying funds.

EXAMPLE

Designed to help you compare expenses, the example below includes both the portfolio's operating expenses and the indirect expenses of the underlying funds and uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the portfolio's operating expenses remain the same. The one-year figures are based on "net operating expenses (including AFFE)". The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                          1 year        3 years        5 years        10 years
--------------------------------------------------------------------------------
INVESTOR SHARES            $90            $336           $603          $1,363
P SHARES                   $75            $289           $522          $1,189

24  Schwab MarketTrack Conservative Portfolio TM

FINANCIAL HIGHLIGHTS

This section provides further details about the portfolio's financial history for the past five years. Certain information reflects financial results for a single portfolio share. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).

                                            11/1/05-   11/1/04-   11/1/03-   11/1/02-   11/1/01-
INVESTOR SHARES                             10/31/06   10/31/05   10/31/04   10/31/03   10/31/02

PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period       13.42      13.09      12.53      11.37      12.22
                                            -----------------------------------------------------------------

Income or loss from investment operations:

  Net investment income                       0.42       0.36       0.34       0.29       0.40


  Net realized and unrealized gains or
    losses                                    0.92       0.32       0.57       1.16      (0.78)
                                            -----------------------------------------------------------------

  Total income or loss from investment
    operations                                1.34       0.68       0.91       1.45      (0.38)


Less distributions:

  Dividends from net investment income       (0.42)     (0.35)     (0.35)     (0.29)     (0.41)

  Distributions from net realized gains      (0.01)        --         --         --      (0.06)
                                            -----------------------------------------------------------------

  Total distributions                        (0.43)     (0.35)     (0.35)     (0.29)     (0.47)
                                            -----------------------------------------------------------------

Net asset value at end of period             14.33      13.42      13.09      12.53      11.37
                                            -----------------------------------------------------------------

Total return (%)                             10.13       5.24       7.38      12.98      (3.29)



RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------


Ratios to average net assets:

  Net operating expenses 1                    0.50       0.50       0.50       0.50       0.50

  Gross operating expenses 1                  0.74       0.75       0.75       0.75       0.76

  Net investment income                       3.12       2.67       2.70       2.44       3.17


Portfolio turnover rate                         11          9         10         17         32


Net assets, end of period ($ X 1,000,000)      232        300        290        289        263

                                            4/06/06 2-
P SHARES                                     10/31/06

PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period         13.93
                                            -----------------------------------------------------------------


Income from investment operations:

  Net investment income                         0.23


  Net realized and unrealized gains             0.35
                                            -----------------------------------------------------------------

  Total income or loss from investment
    operations                                  0.58


Less distributions:

  Dividends from net investment income         (0.19)
                                            -----------------------------------------------------------------

Net asset value at end of period               14.32
                                            -----------------------------------------------------------------

Total return (%)                                4.22 3



RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------


Ratios to average net assets:

  Net operating expenses 1                      0.35 4

  Gross operating expenses 1                    0.60 4

  Net investment income                         2.81 4


Portfolio turnover rate                           11 3


Net assets, end of period ($ X 1,000,000)         79

1 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.
2 Commencement of operations.
3 Not annualized.
4 Annualized.

                                 Schwab MarketTrack Conservative Portfolio TM 25

                  PORTFOLIO MANAGEMENT

The portfolios' investment adviser, Charles Schwab Investment Management, Inc., has more than $178 billion under management.

                  The investment adviser for the portfolios is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds(R). The firm manages assets for more than 5 million shareholder accounts. (All figures on this page are as of 10/31/06).

                  As the investment adviser, the firm oversees the asset management and administration of the portfolios. As compensation for these services, the firm receives a management fee from each portfolio. For the 12 months ended 10/31/06, these fees were 0.20% for the All Equity Portfolio, 0.22% for the Growth Portfolio, 0.21% for the Balanced Portfolio and 0.20% for the Conservative Portfolio. These figures, which are expressed as a percentage of each portfolio's average daily net assets, represent the actual amounts paid, including the effects of reductions.

                  A discussion regarding the basis for the Board of Trustees' approval of the portfolios' investment advisory agreement is available in the portfolios' 2006 annual report, which covers the period of 11/1/05 through 10/31/06.

                  LARRY MANO, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the equity portions of the portfolios. Prior to joining the firm in November 1998, he worked for 20 years in equity management.

                  TOM BROWN, a portfolio manager of the investment adviser, is the day-to-day co-manager of the equity portions of the portfolios. He joined Schwab in 1995, became a trader in 1999, and was named to his current position in 2004.

                  STEVEN HUNG, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the bond portion of the portfolios. He joined the firm in 1998 and has worked in fixed-income asset management since 1999.

                  MATTHEW HASTINGS, CFA, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the bond portion of the portfolios. He joined the firm in 1999 and has worked in fixed income and asset management since 1996.

                  ANDREW TIKOFSKY, PHD, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the bond portion of the portfolios. He joined the firm in 2006 and has worked in fixed income and asset management since 1997.

                  Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each fund is available in the Statement of Additional Information.

                  INVESTING IN THE PORTFOLIOS

                  On the following pages, you will find information on buying, selling and exchanging shares. Shareholders cannot place orders directly with the portfolios. Shareholders invest in a portfolio through an intermediary. Orders may be placed through your brokerage account at Charles Schwab & Co., Inc. (Schwab) or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the portfolios. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

PLACING ORDERS

The information on these pages outlines how you can place "good orders," which are orders made in accordance with a portfolio's policies to buy, sell, or exchange shares of a portfolio.

Your intermediary, including Schwab, may impose different or additional conditions than the portfolios on purchases, redemptions and exchanges of shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, portfolio choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the portfolios. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The portfolios are not responsible for the failure of your intermediary to carry out its responsibilities.

Schwab, the investment adviser and their affiliates may pay certain intermediaries or their third party administrators for performing shareholder, recordkeeping, administrative, accounting, transfer agency or other services for their customers. In addition, Schwab, the investment adviser and their affiliates may pay certain intermediaries for providing distribution, marketing, promotional or other related services. The payments described by this paragraph may be substantial but are paid by Schwab, the investment adviser and their affiliates, not by a portfolio or its shareholders.

BUYING SHARES

To purchase shares of the portfolios, place your orders through your Schwab account or through an account at another intermediary.

INVESTMENT MINIMUMS

CHOOSE A PORTFOLIO then decide how much you want to invest. Please note the P Shares that are offered by the Growth Portfolio and Conservative Portfolio are only offered to charitable giving funds and tax-advantaged retirement plans.

                       MINIMUM INITIAL INVESTMENT
--------------------------------------------------------------------------
INVESTOR SHARES        $1,000 ($1,000 for retirement, educational and
                       custodial accounts. On or about April 2, 2007, $100
                       for custodial accounts.)


P SHARES $100,000 (available only to charitable giving funds and tax-advantaged retirement plans)

These minimums may be waived for certain retirement plans, including Schwab Corporate Services retirement plans and plan participants, and for shareholders who roll into an IRA from an exempted retirement plan. These minimums may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for education savings or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs.

DISTRIBUTION OPTIONS

CHOOSE AN OPTION FOR PORTFOLIO DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                 FEATURES
-----------------------------------------------------------------------
REINVESTMENT           All dividends and capital gain distributions are
                       invested automatically in shares of your
                       portfolio or share class, as applicable.


CASH/REINVESTMENT MIX  You receive payment for dividends, while any capital gain distributions are invested in shares of your portfolio or share class, as applicable.


CASH You receive payment for all dividends and capital gain distributions.

METHODS FOR PLACING ORDERS

PLACE YOUR ORDER. Shareholders may not place orders directly with the portfolios. Please contact your intermediary to learn how to place orders.

30  Investing in the portfolios

SELLING AND EXCHANGING SHARES

To redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares.

When selling or exchanging shares, you should be aware of the following portfolio policies:

- The portfolios may take up to seven days to pay sale proceeds.

- The portfolios reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a portfolio's assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

- Exchange orders are limited to other Schwab Funds(R) or Laudus MarketMasters Funds(TM) that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the portfolio and share class into which you are exchanging.

- You must obtain and read the prospectus for the portfolio into which you are exchanging prior to placing your order.

--------------------------------------------------------------------------------
THE PORTFOLIOS RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares upon 60 days written notice if the value of your investment in a portfolio falls below the stated minimum balance requirement for the portfolio or share class, as applicable.
- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.
- To change or waive a portfolio's or share class' investment minimums.
- To suspend the right to sell shares back to a portfolio, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.
- To withdraw or suspend any part of the offering made by this prospectus.
--------------------------------------------------------------------------------


TRANSACTION POLICIES

THE PORTFOLIOS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE
(NYSE) IS OPEN. A portfolio calculates its share price or the share price for each of its share classes, as applicable, each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A portfolio's share price is its net asset value per share, or NAV, which is the portfolio's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received by a portfolio in good order on or prior to the close of the portfolio (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

When you place an order, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a portfolio receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with a portfolio for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.

In valuing underlying fund investments, the portfolios use the NAVs reported by their underlying funds. In valuing other portfolio securities, the portfolios use market quotes or official closing prices if they are readily available. In cases where quotes are not readily available, a portfolio may value securities based on fair values developed using methods approved by the portfolio's Board of Trustees.

Shareholders of the portfolios should be aware that because foreign markets are often open on weekends and other days when the portfolios are closed, the value of some of a portfolio's securities may change on days when it is not possible to buy or sell shares of the portfolio.

POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING. Each portfolio is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact a portfolio's performance by disrupting the efficient management of the portfolio, increasing portfolio transaction costs and taxes, causing the portfolio to maintain higher cash balances, and diluting the value of the portfolio's shares.

Each portfolio's Board of Trustees has adopted policies and procedures that are designed to reduce the risk of market timing by portfolio shareholders. Each portfolio seeks to deter market timing through several methods. These methods may include: trade activity monitoring; redemption fees; and fair value pricing. Although these methods are designed to discourage market timing, there can be no guarantee that the portfolio will be able to identify and restrict investors that engage in such activities. In addition, these methods (other than redemption fees) are inherently subjective and involve judgment in their application. Each portfolio and its service providers seek to make these judgments and applications uniformly and in a manner that

32  Investing in the portfolios
they believe is consistent with interests of the portfolio's long-term shareholders. Each portfolio may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

The portfolios may also defer to an intermediary's frequent trading policies with respect to those shareholders who invest in the portfolios through such intermediary. The portfolios will defer to an intermediary's policies only after the portfolios determine that the intermediary's frequent trading policies adequately protect portfolio shareholders. Transactions by portfolio shareholders investing through such intermediaries will be subject to the restrictions of the intermediary's frequent trading policies, which may differ from those of the portfolios. Shareholders should consult with their intermediaries to determine the frequent trading restrictions that apply to their portfolio transactions.

TRADE ACTIVITY MONITORING. Each portfolio, through its service providers, maintains trade activity monitoring procedures with respect to the purchase, sale and exchange of portfolio shares. This process involves reviewing transactions that exceed certain monetary thresholds within specified time intervals. Trading activity identified by these factors, or from other information then available (such as the actual trading pattern or dollar amount of the transactions), will be evaluated to determine whether such activity is detrimental to the portfolio.

If, as a result of this trade activity monitoring, a portfolio believes that a shareholder has engaged in market timing, it may, in its sole discretion, request the shareholder to stop such market timing activities or refuse to process purchases or exchanges in the shareholder's account. Each portfolio specifically reserves the right to reject any purchase or exchange orders by any investor or group of investors indefinitely for any reason. Transactions placed in contravention of a portfolio's market timing policies are not necessarily deemed accepted by the portfolio and may be canceled or revoked by the portfolio on the next business day following receipt by the portfolio.

Portfolio shares may be held through 401(k) and other group retirement plans and other omnibus arrangements maintained by other intermediaries. Omnibus accounts allow intermediaries to aggregate their customers' investments in one account and to purchase, redeem and exchange portfolio shares without the identity of a particular customer being known to a portfolio. A number of these financial intermediaries may not have the capability or may not be willing to apply the portfolios' market timing policies. As a result, a portfolio cannot assure that its policies will be enforced with regard to portfolio shares held through such omnibus arrangements. While each portfolio may monitor share turnover at the omnibus account level, a portfolio's ability to monitor and detect market timing by particular shareholders in these omnibus accounts is limited, and, therefore, the portfolio may not be able to determine whether trading by these shareholders is contrary to the portfolio's market timing policies.

REDEMPTION FEES. The portfolios may impose a short-term redemption fee on any Investor Shares that are redeemed or exchanged by a shareholder within 30 days of the purchase date. The portfolios impose the redemption fees in an effort to deter short-term trading, to facilitate efficient portfolio management, to minimize the impact on portfolio performance and to offset portfolio transaction costs and other expenses. The portfolios charge a redemption fee of 2.00%. These fees may be imposed to the extent the Investor Shares redeemed exceed the number of Investor Shares that have been held more than 30 days. Each portfolio treats shares that have been held the longest as being redeemed first and shares that have been held the shortest as being redeemed last. Portfolio shares purchased with reinvested dividends are not subject to redemption fees. Each portfolio retains the redemption fees for the benefit of the remaining shareholders. There is no redemption fee when you exchange between share classes of the same fund.

As noted above, the portfolio shares may be held in omnibus accounts by financial intermediaries. Currently, only certain intermediaries have the systems capability to collect the redemption fees on behalf of the portfolios. Even intermediaries that do have the capability may use criteria and methods for tracking, applying and calculating the fees that are different from those of a portfolio or may be unwilling to collect the fees. As such, a portfolio may not be able to collect redemption fees through these intermediaries. Each portfolio notifies all financial intermediaries of its policy and will encourage all financial intermediaries to develop the capability to begin collecting the redemption fees from all of their customers that invest in the portfolio.

Each portfolio reserves the right to waive its redemption fee if the portfolio or its service providers believe that such waivers are consistent with the best interests of the portfolio and its long-term shareholders. For example, the redemption fees may not be assessed in the following non-exclusive list of transactions: redemptions by tax-advantaged retirement plans; redemptions by certain fee-based or wrap programs; redemptions pursuant to rebalancing programs or systematic withdrawal plans established with the portfolio or financial intermediaries; redemptions by charitable giving funds; redemptions by registered investment companies; and redemptions initiated by the portfolio. Each portfolio reserves the right to modify or eliminate the redemption fees or waivers at any time.

FAIR VALUE PRICING. The Board of Trustees has adopted procedures to fair value each portfolio's securities when market prices are not "readily available" or are unreliable. For example, a portfolio may fair value a security when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular

34  Investing in the portfolios
market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each portfolio seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter "arbitrage" market timers, who seek to exploit delays between the change in the value of a portfolio's portfolio holdings and the net asset value of the portfolio's shares, and seeks to ensure that the prices at which the portfolio's shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

Each portfolio makes fair value determinations in good faith in accordance with the portfolio's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a portfolio could obtain the fair value assigned to the security upon the sale of such security. The respective prospectuses for the underlying funds in which the portfolios invest explain the circumstances in which those funds will use fair value pricing and the effects of fair value pricing.

PORTFOLIO HOLDINGS INFORMATION. A description of the portfolios' policies and procedures with respect to the disclosure of the portfolios' portfolio securities is available in the portfolios' Statement of Additional Information.

--------------------------------------------------------------------------------
MORE ON QUALIFIED DIVIDEND INCOME AND DISTRIBUTIONS

Dividends that are designated by the portfolios as qualified dividend income are eligible for a reduced maximum tax rate. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. The portfolios expect that a portion of each portfolio's ordinary income distributions will be eligible to be treated as qualified dividend income subject to the reduced tax rates.

If you are investing through a taxable account and purchase shares of a portfolio just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a portfolio makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.
--------------------------------------------------------------------------------


DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE PORTFOLIOS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a portfolio. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR PORTFOLIO EARNS. Every year, each portfolio distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record, except for the Conservative Portfolio, which typically makes income distributions at the end of every calendar quarter. During the fourth quarter of the year, typically in early November, an estimate of each portfolio's year-end distribution, if any, may be made available on the portfolio's website: www.schwab.com/schwabfunds.

UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(K) OR OTHER TAX-ADVANTAGED RETIREMENT ACCOUNT, YOUR PORTFOLIO DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each portfolio's net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the portfolio. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another Schwab Fund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less; long term if you held the shares longer.

AT THE BEGINNING OF EVERY YEAR, THE PORTFOLIOS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a portfolio paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL PORTFOLIO SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

36  Investing in the portfolios

NOTES

   TO LEARN MORE

   This prospectus contains important information on the portfolios and should be read and kept for reference. You also can obtain more information from the following sources:

   ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current portfolio investors, contain more information about the portfolios' holdings and detailed financial information about the portfolios. Annual reports also contain information from the portfolios' managers about strategies, recent market conditions and trends and their impact on portfolio performance.

   The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

   For a free copy of any of these documents or to request other information or ask questions about the portfolios, call Schwab Funds(R) at 1-800-435-4000. In addition, you may visit Schwab Funds' web site at www.schwab.com/schwabfunds for a free copy of a prospectus, SAI, or an annual or semi-annual report.

   The SAI, the portfolios' annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the portfolios, including the portfolios' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.



   SEC FILE NUMBER

    Schwab MarketTrack Portfolios(R)          811-7704




   REG13757FLT-10

SCHWAB MARKETTRACK PORTFOLIOS(R)

PROSPECTUS
February 28, 2007

                                                           [CHARLES SCHWAB LOGO]

                                                             [LAUDUS FUNDS LOGO]
PROSPECTUS

February 28, 2007

                                                    COMMAND PERFORMANCE TM

LAUDUS MARKETMASTERS FUNDS TM

Laudus U.S. MarketMasters Fund TM
Laudus Small-Cap MarketMasters Fund TM
Laudus International MarketMasters Fund TM

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

LAUDUS MARKETMASTERS FUNDS TM


       ABOUT THE FUNDS

          Laudus U.S. MarketMasters Fund TM........................    2

          Laudus Small-Cap MarketMasters Fund TM...................   10

          Laudus International MarketMasters Fund TM...............   18

          Fund management..........................................   29

       INVESTING IN THE FUNDS

          Placing orders...........................................   39

          Buying shares............................................   40

          Selling/exchanging shares................................   41

          Transaction policies.....................................   42

          Distributions and taxes..................................   46

                  ABOUT THE FUNDS

The funds in this prospectus share a "multi-manager" strategy. The funds' investment adviser, Charles Schwab Investment Management, Inc. (CSIM), uses rigorous criteria to select investment managers with proven long-term track records to manage a portion of each fund's assets. By combining the strengths of different managers, the funds seek to bring together a variety of market capitalization ranges across investment styles that include:

VALUE an approach that seeks companies whose stocks appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow

GROWTH an approach that focuses on a company's prospects for growth of revenue and earnings

BLEND an approach involving elements of value and growth styles

In addition to selecting the investment managers and allocating fund assets among them, CSIM is responsible for monitoring and coordinating the overall management of the funds. Each business day, CSIM reviews the funds' holdings, evaluates the performance of the investment managers, watches for any incidental overweighting in a security or industry, and looks for opportunities to offset capital gains with losses.

The talents of seasoned investment managers, along with CSIM's ability to assemble and oversee them, are expected to result in strong, diversified and sound investment choices.

The funds are designed for long-term investors. The funds' performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

LAUDUS U.S. MARKETMASTERS FUND TM
Ticker symbols  Investor Shares: SWOGX  Select Shares(R): SWMGX

--------------------------------------------------------------------------------
THE FUND SEEKS CAPITAL GROWTH.

SIZES OF STOCKS

The performance of U.S. large-cap stocks is widely followed, in part because they make up so much of the total value of the U.S. stock market.

For example, the 500 companies in the S&P 500(R) Index constitute only about 10% of all the publicly traded companies in the United States, yet they represent approximately 72% of the total value of the U.S. stock market. (All figures are as of 12/31/06.)

Because small- and mid-cap stocks may at times perform differently from large-cap stocks (and from each other), the fund's exposure to these stocks means that its performance is likely to be somewhat different than if it invested in large-cap stocks exclusively.
--------------------------------------------------------------------------------


STRATEGY

UNDER NORMAL CIRCUMSTANCES, THE FUND PURSUES ITS GOAL BY INVESTING AT LEAST 80% OF ITS NET ASSETS IN EQUITY SECURITIES OF U.S. COMPANIES or investments with similar economic characteristics, such as futures. The fund will notify its shareholders at least 60 days before changing this policy. The fund expects to invest a majority of its assets in large- and mid-cap companies, but also may invest, to a lesser extent, in small-cap companies.

CSIM allocates portions of the fund's assets to several investment managers, who then manage their respective portions under the general supervision of CSIM. In choosing the investment managers and their allocations, CSIM considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the investment managers' performance in various market conditions. In addition to monitoring and coordinating the investment managers, CSIM also manages the cash portion of the fund.

In determining which securities to buy and sell, the investment managers use active management methods--that is, methods based on their judgments about such factors as a company's financial condition and prospects, its stock price, and the economy in general. Although each investment manager uses its own securities selection process and invests within a specific market capitalization range and investment style, all investment managers look for securities that have the potential for capital appreciation.

The following table identifies the fund's investment managers, their areas of focus and asset allocation. For more details, see the "Fund management" section of this prospectus.

                                                                          ALLOCATION OF
                                                                          NET ASSETS
INVESTMENT MANAGER                                  INVESTMENT STYLE      (%) 1
-------------------------------------------------------------------------------------------
GARDNER LEWIS ASSET MANAGEMENT L.P.                 Large-cap growth            21.4
HARRIS ASSOCIATES L.P.                              Mid/large-cap value         20.3
TCW INVESTMENT MANAGEMENT COMPANY                   Small/mid-cap blend         22.6
THORNBURG INVESTMENT MANAGEMENT, INC.               Large-cap blend             34.1
CASH AND OTHER ASSETS                               --                           1.6

1 As of December 31, 2006.

2  Laudus U.S. MarketMasters Fund TM

GARDNER LEWIS ASSET MANAGEMENT L.P.'S ("GARDNER LEWIS") investment process focuses on companies that show superior prospects for earnings growth. By developing and maintaining contacts with management, customers, competitors, and suppliers of current and potential companies, the manager attempts to invest in those companies undergoing positive changes that have not yet been recognized by "Wall Street" analysts and the financial press. Companies within the Gardner Lewis portfolio typically show strong earnings growth when compared to the previous year's comparable period. Gardner Lewis generally avoids companies that have excessive levels of debt, and favors investment in companies whose price-to-earnings ratio when purchased is less than that company's projected growth rate for the coming year. In selecting these companies, the manager includes analysis of the following: growth rate of earnings; financial performance; management strengths and weaknesses; current market valuation in relation to earnings growth; historic and comparable company valuations; level and nature of the company's debt, cash flow, and working capital; and quality of the company's assets. The number of holdings in the Gardner Lewis portion of the fund is limited to 50 stocks; therefore, any new position must displace all or part of an existing portfolio holding. This forced displacement requires the constant re-evaluation of each one of the holdings in the context of new opportunities. While securities generally are acquired for the long term, they may be sold under any of the following circumstances: forced displacement by a better idea; realization of the manager's price objective; disparity between Wall Street expectations and what Gardner Lewis perceives to be reality; and deteriorating fundamentals.

HARRIS ASSOCIATES L.P. ("HARRIS") is a value investor and utilizes a fundamental, bottom-up investment approach. They look for above-average businesses trading at below-average prices that are run by managers who act to maximize the value of the business for shareholders. Harris purchases stock that they believe to be out-of-favor for temporary (not secular) reasons, and trade at a significant discount to their estimated intrinsic business value. For each of the stocks on Harris' internal, approved list, buy and sell targets are established when the stock is first added to this list. These targets, determined by the analyst, are reviewed regularly to ensure they reflect current company fundamentals. Each stock is rated "buy," "hold," or "sell" based on the current stock price in relation to the analyst buy/sell target. Harris sells a stock for four reasons: when a stock achieves 90% of its fair value; when there is a significantly more attractive investment; when they detect a deterioration in company fundamentals; or when they discern that management is no longer a steward of shareholder interests.

TCW INVESTMENT MANAGEMENT COMPANY ("TCW") seeks to achieve capital appreciation through investment in inefficiently priced small and medium-sized companies through bottom-up, fundamental research. TCW sells positions when the level of earnings growth is achieved, and the market values of these earnings are at levels commensurate with other companies sharing these growth prospects.

                                            Laudus U.S. MarketMasters Fund TM  3

THORNBURG INVESTMENT MANAGEMENT, INC.'S ("THORNBURG") investment strategy is to hold stocks representing promising companies purchased at a discount to Thornburg's appraisal of their long-term intrinsic value. These stocks fall into three categories they identify as Basic Value (cyclicals), Consistent Earners (seasoned non-cyclicals) and Emerging Franchises (younger companies with Thornburg's perception of a favorable trade-off of return/risk). Stock selection is on an individual company basis using a fundamental research process that includes financial analysis, management interviews, and valuation appraisal. Thornburg establishes a target price at time of purchase. Thornburg sells stocks
(1) at or near target prices, (2) when company fundamentals no longer support their investment thesis, or (3) if another stock is perceived to represent better value and a better risk/reward trade-off. In emerging markets, Thornburg typically holds premiere companies in those markets or companies with leading business positions.

The fund may buy and sell portfolio securities actively. In addition, one investment manager may purchase portfolio securities at the same time that another investment manager sells the same securities. As a result, the fund's portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

4  Laudus U.S. MarketMasters Fund TM

                        This fund, which emphasizes U.S. stock investments, may make sense for you if you believe in the long-term growth potential of the U.S. stock market.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE- AND MID-CAP RISK. Many of the risks of this fund are associated with its investments in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments--bonds or small-cap stocks, for instance--the fund's performance also will lag those investments.

SMALL-CAP RISK. The fund may invest a portion of its assets in stocks of small-cap companies, which, historically, have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

INVESTMENT STYLE RISK. The fund's investment managers attempt to reduce the impact of the performance of any given investment style by investing in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.

MANAGEMENT RISK. As with all actively managed funds, the strategies of the fund's managers--its investment adviser and investment managers--may not achieve their desired results. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies' future growth, a manager's expectations may prove to be unfounded.

MULTI-MANAGER RISK. Although CSIM monitors and seeks to coordinate the overall management of the fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund's exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the fund had a single manager.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

                                            Laudus U.S. MarketMasters Fund TM  5

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.


The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance. Because the fund was originally an asset allocation fund with a multi-fund strategy, its performance prior to June 3, 2002, does not reflect the fund's current strategy and may have been different if it did.


The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.

ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES

[BAR CHART]

      18.36   15.15   35.65   (11.97) (8.67)  (24.45) 38.55    5.70    4.63   14.56

        97      98      99      00      01      02      03      04      05      06

BEST QUARTER: 25.72% Q4 1999
WORST QUARTER: (17.80%) Q3 2002

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                                                                                               Since
                                                               1 year   5 years   10 years   inception
------------------------------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                                 14.56     5.81       7.02        7.02 1
  After taxes on distributions                                 14.40     5.77       5.45        5.40 1
  After taxes on distributions and sale of shares               9.46     5.00       5.11        5.07 1

SELECT SHARES(R)
  Before taxes                                                 14.69       --         --       10.26 2
S&P 500(R) INDEX                                               15.79     6.19       8.42        8.39 3

1 Inception: 11/18/96.

2 Inception: 6/4/04.

3 From: 11/18/96.

6  Laudus U.S. MarketMasters Fund TM

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

SHAREHOLDER FEES                                                        INVESTOR   SELECT
  (% of transaction amount)                                              SHARES   SHARES(R)
------------------------------------------------------------------------------------------
Redemption fee*                                                           2.00      2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------------------------------------
Management fees                                                           0.93      0.93
Distribution (12b-1) fees                                                 None      None
Other expenses                                                            0.45      0.40
                                                                        -----------------
Total annual operating expenses                                           1.38      1.33
Less expense reduction                                                   (0.13)    (0.26)
                                                                        -----------------
NET OPERATING EXPENSES**                                                  1.25      1.07
                                                                        -----------------

* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes, and certain non-routine expenses) of the Investor Shares and Select Shares to 1.25% and 1.07%, respectively, through 2/27/08. "Net operating expenses" does not reflect custody credits received.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                          1 year        3 years        5 years        10 years
--------------------------------------------------------------------------------
INVESTOR SHARES            $127           $424           $743          $1,646
SELECT SHARES              $109           $396           $704          $1,579

                                            Laudus U.S. MarketMasters Fund TM  7

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         11/1/05-   11/1/04-   11/1/03-   11/1/02-   11/1/01-
INVESTOR SHARES                                          10/31/06   10/31/05   10/31/04   10/31/03   10/31/02
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    11.26      10.30       9.94       7.48        9.20
                                                         -----------------------------------------------------------------

Income or loss from investment operations:
  Net investment income or loss                            0.03       0.02      (0.03)     (0.01)       0.06
  Net realized and unrealized gains or losses              1.63       0.94       0.39       2.47       (1.68)
                                                         -----------------------------------------------------------------
  Total income or loss from investment operations          1.66       0.96       0.36       2.46       (1.62)

Less distributions:
  Dividends from net investment income                    (0.02)        --         --         --       (0.10)
                                                         -----------------------------------------------------------------
Net asset value at end of period                          12.90      11.26      10.30       9.94        7.48
                                                         -----------------------------------------------------------------
Total return (%)                                          14.71       9.32       3.62      32.89      (17.92)


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                                   1.20 1     1.25       1.25       1.25        0.83 2,3
  Gross operating expenses                                 1.37       1.38       1.39       1.42        1.16 3
  Net investment income or loss                            0.18       0.14      (0.25)     (0.12)       0.50

Portfolio turnover rate                                      65         83         72         97         390

Net assets, end of period ($ X 1,000,000)                   134        150        180        169         129

1 The ratio of net operating expenses would have been 1.25%, if custody credits had not been included.

2 The ratio of net operating expenses would have been 0.74% if certain non-routine expenses (proxy fees) had not been included.

3 Prior to the fund's change in structure on June 3, 2002, the expenses incurred by underlying funds in which the fund invested were not included in this ratio.

8  Laudus U.S. MarketMasters Fund TM

                                                         11/1/05-   11/1/04-   6/4/04 1-
SELECT SHARES                                            10/31/06   10/31/05   10/31/04
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    11.30      10.32       10.42
                                                         -----------------------------------------------------------------

Income or loss from investment operations:
  Net investment income or loss                            0.04       0.02       (0.00) 2
  Net realized and unrealized gains or losses              1.63       0.96       (0.10)
                                                         -----------------------------------------------------------------
  Total income or loss from investment operations          1.67       0.98       (0.10)

Less distributions:
  Dividends from net investment income                    (0.04)        --          --
                                                         -----------------------------------------------------------------
Net asset value at end of period                          12.93      11.30       10.32
                                                         -----------------------------------------------------------------
Total return (%)                                          14.81       9.50       (0.96) 3


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                                   0.97 4     1.07        1.07 5
  Gross operating expenses                                 1.33       1.33        1.37 5
  Net investment income or loss                            0.43       0.25       (0.08) 5

Portfolio turnover rate                                      65         83          72 3

Net assets, end of period ($ X 1,000,000)                     8          2           1

1 Commencement of operations.

2 Per share amount was less than $0.01.

3 Not annualized.

4 The ratio of net operating expenses would have been 1.07%, if custody credits had not been included.

5 Annualized.

                                            Laudus U.S. MarketMasters Fund TM  9

LAUDUS SMALL-CAP MARKETMASTERS FUND TM
Ticker symbols Investor Shares: SWOSX Select Shares(R): SWMSX

--------------------------------------------------------------------------------
THE FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

SMALL-CAP STOCKS AND CAPITAL GROWTH

There are thousands of small-cap companies, which historically have made up approximately 10%-20% of the total U.S. market capitalization. These companies are found in every industry, although they tend to be concentrated in high-growth sectors such as technology.

Over the past 70 years, stocks of these companies have offered high long-term growth rates. At the same time, they have often been more volatile than large-cap stocks, sometimes suffering deep slumps and at other times enjoying strong market enthusiasm.
--------------------------------------------------------------------------------


STRATEGY

UNDER NORMAL CIRCUMSTANCES, THE FUND PURSUES ITS GOAL BY INVESTING AT LEAST 80% OF ITS NET ASSETS IN EQUITY SECURITIES of companies with small market capitalizations or investments with similar economic characteristics, such as futures. The fund will notify its shareholders at least 60 days before changing this policy. Companies with small market capitalizations generally are those with market capitalizations of $2.5 billion or less but may include companies with market capitalizations of up to $5 billion so long as the purchase of those securities would not cause the average weighted market capitalization of the fund to exceed $3 billion.

CSIM allocates portions of the fund's assets to several investment managers, who then manage their respective portions under the general supervision of CSIM. In choosing the investment managers and their allocations, CSIM considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the investment managers' performance in various market conditions. In addition to monitoring and coordinating the investment managers, CSIM also manages the cash portion of the fund.

In determining which securities to buy and sell, the investment managers use active management methods--that is, methods based on their judgments about such factors as a company's financial condition and prospects, its stock price, and the economy in general. Although each investment manager uses its own securities selection process and invests within a specific market capitalization range and investment style, all investment managers look for securities that have the potential for capital appreciation.

The following table identifies the fund's investment managers, their areas of focus and asset allocation. For more details, see the "Fund management" section of this prospectus.

                                                              ALLOCATION OF
INVESTMENT MANAGER                         INVESTMENT STYLE   NET ASSETS (%) 1
------------------------------------------------------------------------------
TAMRO CAPITAL PARTNERS, LLC                 Small-cap
                                            value/blend             35.7
TCW INVESTMENT MANAGEMENT                   Small/mid-cap
COMPANY                                     blend                   17.4
TOCQUEVILLE ASSET MANAGEMENT LP             Small-cap blend         30.1
VEREDUS ASSET MANAGEMENT LLC                Small-cap
                                            growth                  15.6
CASH AND OTHER ASSETS                       --                       1.2

1 As of December 31, 2006.

10  Laudus Small-Cap MarketMasters Fund TM

TAMRO CAPITAL PARTNERS, LLC ("TAMRO") combines valuation with a unique thematic bottom-up approach to identify true fundamental opportunities. TAMRO manages their allocation of assets with an emphasis on identifying companies with attractive valuations and evidence of a positive dynamic for change that is currently not reflected in the stock price. That change is reflected in identifying leading industry consolidators that are temporarily depressed; companies that are restructuring operations where new management with a successful track record and strong incentives can come in and achieve significant earnings improvement. In addition, they look for companies where new products will accelerate revenue and earnings growth to new levels, but the market valuation does not reflect this growth rate. Securities are attractive for purchase when trading at the low end of their historic range and offer a favorable risk/reward ratio. TAMRO monitors the valuation and fundamental developments of each security in its portfolio. Quarterly earnings reports are reviewed by the investment committee and TAMRO's reasons to sell are based on earnings growth decelerating, price preceding fundamental developments, lack of confidence in management or a more attractive opportunity.

TCW INVESTMENT MANAGEMENT COMPANY ("TCW") seeks to achieve capital appreciation through investment in inefficiently priced small and medium-sized companies through bottom-up, fundamental research. TCW sells positions when the level of earnings growth is achieved, and the market values of these earnings are at levels commensurate with other companies sharing these growth prospects.

TOCQUEVILLE ASSET MANAGEMENT LP ("TOCQUEVILLE") is a manager of small-cap domestic equities utilizing a Contrarian-Value approach. They seek unique, financially strong companies that have considerable long-term potential but are experiencing near-term profitability issues which have caused the stock to fall by 50% or more in value, thus limiting downside risk. Intensive fundamental analysis is performed during the first twelve months to develop confidence in understanding the company's problem plus their plan for recovery. Tocqueville constantly assesses the probability that management will succeed in showing important progress. They build positions over 3-12 months as management executes on their plan to restore profitability but typically sell if no improvement is realized within 4-6 quarters from initial purchase. Positions are retained until investors begin to recognize the improving outlook for fundamentals. Typically, the holding period is three years. Positions will be sold sooner if management fails to show progress with their business plan.

VEREDUS ASSET MANAGEMENT LLC ("VEREDUS") invests primarily in growth stocks of small-cap companies whose earnings are growing, or are expected to grow, at an accelerated rate. They look for inefficiencies in the market caused by inaccurate expectations (e.g. earnings), focusing on companies that have: expanding unit volume growth, increasing profit margins, significant new product development efforts and returns in excess of their cost of capital. To help manage risk, Veredus adheres to a strict discipline regarding the sale of securities. A stock is sold or reduced in size when a company does not meet internal expectations. A stock may also be sold

                                      Laudus Small-Cap MarketMasters Fund TM  11
due to a change in strategic market outlook, if it is fully valued on their eighteen to twenty four month earnings projection, or a better idea develops.

The fund may buy and sell portfolio securities actively. In addition, one investment manager may purchase portfolio securities at the same time that another investment manager sells the same securities. As a result, the fund's portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

12  Laudus Small-Cap MarketMasters Fund TM

For the long-term investor, a small-cap stock investment can be important because of the exposure it provides to a different segment of the stock market.

                                      Laudus Small-Cap MarketMasters Fund TM  13

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the fund's performance also will lag those investments.

INVESTMENT STYLE RISK. The fund's investment managers attempt to reduce the impact of the performance of any given investment style by investing in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.

MANAGEMENT RISK. As with all actively managed funds, the strategies of the fund's managers--its investment adviser and investment managers--may not achieve their desired results. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies' future growth, a manager's expectations may prove to be unfounded.

MULTI-MANAGER RISK. Although CSIM monitors and seeks to coordinate the overall management of the fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund's exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the fund had a single manager.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.


The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance. Because the fund originally used a multi-fund strategy, its performance prior to June 3, 2002, does not reflect the fund's current strategy and may have been different if it did.


The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.

ANNUAL TOTAL RETURNS (%) as of 12/31


INVESTOR SHARES

[BAR CHART]

       0.61   37.88   (11.36) (0.09)  (25.92) 58.68   15.35    2.68   14.58

        98      99      00      01      02      03      04      05      06

BEST QUARTER: 27.68% Q2 2003
WORST QUARTER: (24.08%) Q3 2002

ANNUAL TOTAL RETURNS (%) as of 12/31/06

                                                                                    Since
                                                               1 year   5 years   inception
-------------------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                                  14.58     9.79       7.37 1
  After taxes on distributions                                  11.42     8.92       6.07 1
  After taxes on distributions and sale of shares               12.28     8.38       5.79 1

SELECT SHARES(R)
  Before taxes                                                  14.86       --      11.69 2

RUSSELL 2000 INDEX                                              18.37    11.38       7.78 3

1 Inception: 9/16/97.

2 Inception: 6/9/04.

3 From: 9/16/97.

14  Laudus Small-Cap MarketMasters Fund TM

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

SHAREHOLDER FEES                                              INVESTOR   SELECT
(% OF TRANSACTION AMOUNT)                                      SHARES   SHARES(R)
---------------------------------------------------------------------------------
Redemption fee*                                                 2.00      2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                 1.17      1.17
Distribution (12b-1) fees                                       None      None
Other expenses                                                  0.46      0.41
                                                               ----------------
Total annual operating expenses                                 1.63      1.58
Less expense reduction                                         (0.08)    (0.21)
                                                               ----------------
NET OPERATING EXPENSES**                                        1.55      1.37
                                                               ----------------

* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes, and certain non-routine expenses) of the Investor Shares and Select Shares to 1.55% and 1.37%, respectively, through 2/27/08. "Net operating expenses" does not reflect custody credits received.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                              1 year              3 years              5 years              10 years
----------------------------------------------------------------------------------------------------
INVESTOR SHARES                $158                 $506                 $879                $1,926
SELECT SHARES                  $139                 $478                 $841                $1,861

                                      Laudus Small-Cap MarketMasters Fund TM  15

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         11/1/05-   11/1/04-   11/1/03-   11/1/02-   11/1/01-
INVESTOR SHARES                                          10/31/06   10/31/05   10/31/04   10/31/03   10/31/02
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     13.38      12.18      11.08       7.18       8.73
                                                         -----------------------------------------------------------------

Income or loss from investment operations:
  Net investment income or loss                            (0.13)     (0.14)     (0.14)     (0.09)      0.04

  Net realized and unrealized gains or losses               2.08       1.34       1.24       3.99      (1.54)
                                                         -----------------------------------------------------------------
  Total income or loss from investment operations           1.95       1.20       1.10       3.90      (1.50)

Less distributions:

  Dividends from net investment income                        --         --         --      (0.00) 1   (0.03)

  Distributions from net realized gains                    (1.13)        --         --         --      (0.02)
                                                         -----------------------------------------------------------------
Total distributions                                        (1.13)        --         --      (0.00) 1   (0.05)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           14.20      13.38      12.18      11.08       7.18
                                                         -----------------------------------------------------------------
Total return (%)                                           15.33       9.85       9.93      54.32     (17.34)


RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:

  Net operating expenses                                    1.48 2     1.55       1.55       1.55       0.93 3,4

  Gross operating expenses                                  1.63       1.69       1.77       1.80       1.31 3

  Net investment income                                    (0.82)     (0.95)     (1.08)     (0.98)      0.06

Portfolio turnover rate                                      105         94        140         94        324

Net assets, end of period ($ X 1,000,000)                     95        108        129        115         81

1 Per-share amount was less than $0.01.

2 The ratio of net operating expenses would have been 1.55% for the period ended
  10/31/06, if custody credits had not been included.

3 Prior to the fund's change in structure on June 3, 2002, the expenses incurred by underlying funds in which the fund invested were not included in this ratio.

4 The ratio of net operating expenses would have been 0.84% if certain non-routine expenses (proxy fees) had not been included.

16  Laudus Small-Cap MarketMasters Fund TM

                                            11/1/05-   11/1/04-   6/9/04 1-
SELECT SHARES                               10/31/06   10/31/05   10/31/04
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       13.41      12.19       12.11
                                            -----------------------------------------------------------------

Income or loss from investment operations:
  Net investment loss                        (0.02)     (0.11)      (0.03)

  Net realized and unrealized gains or
    losses                                    2.01       1.33        0.11
                                            -----------------------------------------------------------------
  Total income from investment operations     1.99       1.22        0.08

Less distributions:
  Distributions from net realized gains      (1.13)        --          --
                                            -----------------------------------------------------------------
Net asset value at end of period             14.27      13.41       12.19
                                            -----------------------------------------------------------------
Total return (%)                             15.61      10.01        0.66 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:

  Net operating expenses                      1.16 3     1.37        1.37 4

  Gross operating expenses                    1.55       1.63        1.79 4

  Net investment income                      (0.43)     (0.76)      (0.91) 4

Portfolio turnover rate                        105         94         140 2

Net assets, end of period ($ X 1,000,000)        7          1        0.32

1 Commencement of operations.

2 Not annualized.

3 The ratio of net operating expenses would have been 1.36% for the period ended
  10/31/06, if custody credits had not been included.

4 Annualized.

                                      Laudus Small-Cap MarketMasters Fund TM  17

LAUDUS INTERNATIONAL MARKETMASTERS FUND TM
Ticker symbols Investor Shares:  SWOIX Select Shares(R):  SWMIX

--------------------------------------------------------------------------------
THE FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

INTERNATIONAL STOCKS

Approximately two-thirds of the world's market opportunities lie outside the United States. These include developed countries whose securities markets are established and whose economies are industrialized, as well as emerging markets, where industrialization and securities markets are in the process of developing.

With so many opportunities available, it is difficult for any one investment adviser to maintain expertise in all industries and regions. The multi-manager approach offers a potential solution by allowing CSIM to assemble a combination of investment managers whose strengths lie in different areas.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND NORMALLY INVESTS A SUBSTANTIAL AMOUNT OF ITS ASSETS IN EQUITY SECURITIES of companies outside the United States. The fund expects to invest in companies across all market capitalization ranges. The fund typically focuses on developed markets but may invest in companies from emerging markets as well. In determining whether a company is international, the portfolio managers will consider various factors, including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case.

CSIM allocates portions of the fund's assets to several investment managers, who then manage their respective portions under the general supervision of CSIM. In choosing the investment managers and their allocations, CSIM considers a number of factors, including global economic trends, its own outlook for a given market capitalization or investment style category and regions and countries that offer the greatest potential for growth, and the investment managers' performance in various market conditions. In addition to monitoring and coordinating the investment managers, CSIM also manages the cash portion of the fund.

In determining which securities to buy and sell, the investment managers use active management methods--that is, methods based on their judgments about such factors as a company's financial condition and prospects, its stock price, regional and country trends, and the economy in general. Although each investment manager uses its own securities selection process and invests within a specific investment style, all investment managers look for securities that have the potential for capital appreciation.

18  Laudus International MarketMasters Fund TM

The following table identifies the fund's investment managers, their areas of focus and asset allocation. For more details, see the "Fund management" section of this prospectus.

                                                                                                ALLOCATION OF
INVESTMENT MANAGER                                      INVESTMENT STYLE                        NET ASSETS(%) 1
---------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC.     International small-/mid-cap company         26.7
HARRIS ASSOCIATES L.P.                                  International value                          32.2
MONDRIAN INVESTMENT PARTNERS LIMITED                    International small-cap                      14.5
WENTWORTH, HAUSER AND VIOLICH, INC.                     International growth                          5.5
WILLIAM BLAIR & COMPANY, LLC                            International growth                         21.1

1 As of December 31, 2006.

AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC.'S ("AMERICAN CENTURY") portfolio managers look for stocks of companies they believe will increase in value over time, using an investment strategy developed by American Century. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that they make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

Using American Century's extensive computer database, as well as other primary analytical research tools, the portfolio managers track financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the fund's portfolios will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company's business. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

The portion of the fund managed by American Century will be invested primarily in equity securities of companies that are small- and medium-sized at the time of purchase and are located in foreign developed countries or emerging market countries. When determining the size of a company, the portfolio managers will consider, among other factors, the capitalization of the company and the amount of revenues, as well as other information they obtain about the company. The portfolio managers generally consider small-sized companies

                                  Laudus International MarketMasters Fund TM  19
to include those with a market capitalization less than $1.5 billion and medium-sized companies to include those with a market capitalization between $1.5 billion and $5 billion; however the portfolio managers do not eliminate companies from consideration based solely on market capitalization. If the companies in which the fund invests are successful, these companies may grow into medium- and large-sized companies. In addition, if the portfolio managers determine that the availability of small- and medium-sized companies in which to invest is not adequate to meet the fund's investment needs, the portfolio managers may invest in large-sized companies.

In addition to locating strong companies with earnings, revenue and/or cash flow growth, the portfolio managers believe that it is important to diversify the fund's holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the portfolio managers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the funds essentially fully invested in stocks regardless of the movement of stock prices generally.

HARRIS ASSOCIATES L.P. ("HARRIS") is a value investor and utilizes a fundamental, bottom-up investment approach. They look for above-average businesses trading at below-average prices that are run by managers who act to maximize the value of the business for shareholders. Harris purchases stock that they believe to be out-of-favor for temporary (not secular) reasons, and trade at a significant discount to their estimated intrinsic business value. For each of the stocks on Harris's internal, approved list, buy and sell targets are established when the stock is first added to this list. These targets, determined by the analyst, are reviewed regularly to ensure they reflect current company fundamentals. Each stock is rated "buy," "hold," or "sell" based on the current stock price in relation to analyst buy/sell target. Harris sells a stock for four reasons: when a stock achieves 90% of its fair value; when there is a significantly more attractive investment; when they detect a deterioration in company fundamentals; or when they discern that management is no longer a steward of shareholder interests.

MONDRIAN INVESTMENT PARTNERS LIMITED ("MONDRIAN") In managing its segment of the fund's assets, Mondrian conducts research on a global basis in an effort to identify securities that have the potential for long term total return. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a

20 Laudus International MarketMasters Fund TM purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

WENTWORTH, HAUSER AND VIOLICH, INC. ("WHV") believes superior investment performance depends primarily on investing in the most attractive global economic sectors. During the 1990's, Mr. Richard K. Hirayama (portfolio manager) recognized that the world's investment landscape had evolved from being influenced by regional or country-specific events to an environment defined primarily by two dominant global forces: 1) globalization of the business world by economic sectors and 2) categorization of stocks by sectors rather than by country of origin. To take advantage of this changed environment, WHV adopted a top-down sector based approach.

Mr. Hirayama looks for those sectors of the global economy best positioned for growth and those securities therein poised to best capture that growth. Particular attention is devoted to identifying supply and demand imbalances that are likely to persist over time.

The WHV International Equity strategy typically concentrates on growth oriented large-cap securities. While the long-term focus is on large capitalization growth oriented stocks, in certain economic environments smaller capitalization securities and/or value oriented securities may be purchased due to their return potential.

WHV utilizes a five-step investment process to arrive at the final portfolio. First, the relative attractiveness of 10 global economic sectors is analyzed. Top-down sector allocation is of primary importance. Sector weightings are based on upside potential and downside risk. Second, the potential of 67 industry groups is examined. Third, the attractiveness of 54 countries is analyzed. Country selection is of secondary importance relative to sector/industry selection and is a residual of the strategy's top down sector selection process. Fourth, a universe of foreign equity securities is researched. Particular attention is paid to growth oriented securities presenting future earnings growth potential. Lastly, a portfolio is constructed focusing on those economic sectors with potential for superior earnings growth.

WHV will sell a stock when it reaches relative over-valuation; the fundamentals of the sector/industry, region, country, or company indicate signs of deterioration; or concerns develop regarding specific company business risk, accounting or management.

WILLIAM BLAIR & COMPANY, LLC ("WILLIAM BLAIR") seeks companies that historically have had superior growth, profitability and quality relative to companies within the same industry worldwide, and that are expected to continue such performance. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth at reasonable valuation levels will be the primary focus. Stock selection will take into account both local and global comparisons. William Blair will vary the geographic

                                  Laudus International MarketMasters Fund TM  21
diversification and types of securities based upon their continuous evaluation of economic, market and political trends throughout the world, by considering such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors. William Blair will seek investment opportunities in companies at different stages of development ranging from large, well-established companies to smaller companies at an earlier stage of development. Companies become candidates for sale if their long-term growth outlook is compromised or if management's actions alter the outlook or risk profile for the business.

The fund may buy and sell portfolio securities actively. In addition, one investment manager may purchase portfolio securities at the same time that another investment manager sells the same securities. As a result, the fund's portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

22  Laudus International MarketMasters Fund TM

                        International stock funds offer access to many foreign markets that can be difficult for individual investors to reach.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

FOREIGN INVESTMENT RISK. The fund's investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities' markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of the fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected.

EMERGING MARKETS RISK. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

LARGE- AND MID-CAP RISK. Certain of the risks of this fund are associated with its investments in the large- and mid-cap segments of the stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies.

                                  Laudus International MarketMasters Fund TM  23

SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the fund's performance also will lag those investments.

INVESTMENT STYLE RISK. The fund's investment managers may attempt to reduce the impact of the performance of any given investment style by investing in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.

MANAGEMENT RISK. As with all actively managed funds, the strategies of the fund's managers--its investment adviser and investment managers--may not achieve their desired results. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies' future growth, a manager's expectations may prove to be unfounded.

MULTI-MANAGER RISK. Although CSIM monitors and seeks to coordinate the overall management of the fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund's exposure to a given region, country, stock, industry or investment style could unintentionally be smaller or larger than if the fund had a single manager.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

24  Laudus International MarketMasters Fund TM

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.


The after-tax figures:
- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- are shown for one class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance. Because the fund originally used a multi-fund strategy, its performance prior to June 3, 2002, does not reflect the fund's current strategy and may have been different if it did.


The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.

ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES

[BAR CHART]

       6.81   13.29   74.82   (14.42) (14.16) (18.32) 43.95   19.34   19.33   24.53

        97      98      99      00      01      02      03      04      05      06

BEST QUARTER: 41.67% Q4 1999
WORST QUARTER: (21.09%) Q3 2002

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                                                       Since
                       1 year   5 years   10 years   inception
--------------------------------------------------------------
INVESTOR SHARES
  Before taxes         24.53     15.83     12.48       12.54 1
  After taxes on
    distributions      22.87     15.53     10.85       10.88 1
  After taxes on
    distributions and
    sale of shares     17.71     13.97     10.10       10.13 1

SELECT SHARES(R)
  Before taxes         24.70        --        --       20.33 2
MSCI EAFE INDEX        26.34     14.97      7.70        7.64 3

1 Inception: 10/16/96.

2 Inception: 4/2/04.

3 From: 10/16/96.

                                  Laudus International MarketMasters Fund TM  25

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

SHAREHOLDER FEES                                              INVESTOR   SELECT
  (% of transaction amount)                                    SHARES   SHARES(R)
--------------------------------------------------------------------------------
Redemption fee*                                                 2.00      2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                 1.27      1.27
Distribution (12b-1) fees                                       None      None
Other expenses                                                  0.37      0.32
                                                              -----------------
Total annual operating expenses                                 1.64      1.59
Less expense reduction                                            --     (0.12)
                                                              -----------------
NET OPERATING EXPENSES**                                        1.64      1.47
                                                              -----------------

* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes, and certain non-routine expenses) of the Investor Shares and Select Shares to 1.65% and 1.47%, respectively, through 2/27/08. "Net operating expenses" does not reflect custody credits received.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                          1 year              3 years              5 years              10 years
----------------------------------------------------------------------------------------------------
INVESTOR SHARES            $167                 $517                 $892                $1,944
SELECT SHARES              $150                 $490                 $854                $1,879

26  Laudus International MarketMasters Fund TM

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                            11/1/05-   11/1/04-   11/1/03-   11/1/02-   11/1/01-
INVESTOR SHARES                             10/31/06   10/31/05   10/31/04   10/31/03   10/31/02
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       16.78      13.58      11.95       8.74       10.80
                                            -----------------------------------------------------------------

Income or loss from investment operations:
  Net investment income                       0.13       0.06       0.02       0.03        0.10

  Net realized and unrealized gains or
    losses                                    3.98       3.16       1.65       3.18       (1.43)
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                4.11       3.22       1.67       3.21       (1.33)

Less distributions:
  Dividends from net investment income       (0.16)     (0.02)     (0.04)     (0.00) 1    (0.07)
  Distributions from net realized gains         --         --         --         --       (0.66)
                                            -----------------------------------------------------------------
  Total distributions                        (0.16)     (0.02)     (0.04)     (0.00) 1    (0.73)
                                            -----------------------------------------------------------------
Net asset value at end of period             20.73      16.78      13.58      11.95        8.74
                                            -----------------------------------------------------------------
Total return (%)                             24.66      23.75      13.98      36.74      (13.65)


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                      1.57 2     1.65       1.65       1.65        0.99 3,4
  Gross operating expenses                    1.64       1.74       1.89       1.92        1.32 4
  Net investment income                       0.52       0.37       0.15       0.33        0.60

Portfolio turnover rate                         90         53         69         99         158

Net assets, end of period ($ X 1,000,000)    1,320        794        552        302         206

1 Per share amount was less than $0.01.

2 The ratio of net operating expenses would have been 1.64% if custody credits had not been included.

3 The ratio of net operating expenses would have been 0.93% if certain non-routine expenses (proxy fees) had not been included.

4 Prior to the fund's change in structure on June 3, 2002, the expenses incurred by underlying funds in which the fund invested were not included in this ratio.

                                  Laudus International MarketMasters Fund TM  27

FINANCIAL HIGHLIGHTS continued

                                                         11/1/05-   11/1/04-   4/2/04 1-
SELECT SHARES                                            10/31/06   10/31/05   10/31/04
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    16.81      13.61       13.64
                                                         -----------------------------------------------------------------

Income or loss from investment operations:
  Net investment income                                    0.19       0.08        0.02

  Net realized and unrealized gains or losses              3.96       3.17       (0.05)
                                                         -----------------------------------------------------------------
  Total income or loss from investment operations          4.15       3.25       (0.03)

Less distributions:
  Dividends from net investment income                    (0.19)     (0.05)         --
                                                         -----------------------------------------------------------------
Net asset value at end of period                          20.77      16.81       13.61
                                                         -----------------------------------------------------------------
Total return (%)                                          24.88      23.90       (0.22) 2


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                                   1.39 3     1.47        1.47 4
  Gross operating expenses                                 1.60       1.68        1.86 4
  Net investment income                                    0.72       0.59        0.37 4

Portfolio turnover rate                                      90         53          69 2

Net assets, end of period ($ X 1,000,000)                   628        274          81

1 Commencement of operations.

2 Not annualized.

3 The ratio of net operating expenses would have been 1.47% if custody credits had not been included.

4 Annualized.

28  Laudus International MarketMasters Fund TM

                  FUND MANAGEMENT

The funds' investment adviser, Charles Schwab Investment Management, Inc., has more than $178 billion under management.

                  The investment adviser for the Laudus MarketMasters Funds TM is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds(R) and Laudus Funds TM. The firm manages assets for more than 5 million shareholder accounts. (All figures on this page are as of 10/31/06.)

                  As the investment adviser, the firm oversees the asset management and administration of the Laudus MarketMasters Funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 10/31/06, these fees were 0.81% for the Laudus U.S. MarketMasters Fund TM, 1.09% for the Laudus Small-Cap MarketMasters Fund TM and 1.27% for the Laudus International MarketMasters Fund TM. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions, and are based on the fees that applied for that period. CSIM pays the investment managers out of the management fee it receives.

                  A discussion regarding the basis for the Board of Trustees' approval of each fund's investment advisory agreement and sub-advisory agreements is available in the funds' 2006 annual report, which covers the period of 11/1/05 through 10/31/06.

                  Subject to oversight by the funds' Board of Trustees, the investment adviser acts as the "manager of managers" for the funds and has overall responsibility for the management of the funds. The investment adviser may recommend the appointment of additional or replacement investment managers to the funds' Board of Trustees. The funds and the investment adviser have received exemptive relief from the SEC to permit the investment adviser and the funds to hire or terminate investment managers without shareholder approval, subject to certain conditions. One of the conditions requires approval by the Board of Trustees before any such hiring is implemented. In addition, the exemptive order currently prohibits the investment adviser from entering into sub-advisory agreements with affiliates of the investment adviser without shareholder approval. Within 90 days of the hiring of any new investment manager, the investment adviser will furnish shareholders of the affected fund with the required information about the new investment manager.

                  JEFFREY MORTIMER, CFA, senior vice president and chief investment officer-equities, of the investment adviser, is responsible for the overall management of the funds. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.

                  CAROLINE LEE, a managing director and portfolio manager of the investment adviser, co-manages the funds. Prior to joining the firm in November 2005, she worked in asset management for over four years overseeing sub-advisor relationships in the pension group of a major corporation. She has also had three years of previous experience in investment management at another financial services firm.

                  Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each fund is available in the Statement of Additional Information.

30  Fund management

THE FUNDS' INVESTMENT MANAGERS

The table below shows each fund's current investment managers and the individuals who serve as portfolio managers for each investment manager's portion of fund assets.

LAUDUS U.S. MARKETMASTERS FUND TM

                                 YEAR FOUNDED/
                                 ASSETS UNDER
INVESTMENT MANAGER               MANAGEMENT
AND ADDRESS                      (AS OF 12/31/06)  PORTFOLIO MANAGER(S)      EMPLOYMENT EXPERIENCE
--------------------------------------------------------------------------------------------------------------
GARDNER LEWIS ASSET              1990              W. Whitfield Gardner,     Began investment career in 1982.
MANAGEMENT L.P.                  $8.1 billion      Chairman and Chief        He founded Gardner Lewis in 1990.
285 Wilmington-West                                Executive Officer
Chester Pike
Chadds Ford, PA 19317
                                                   John L. Lewis, IV,        Began investment career in 1986.
                                                   President                 He founded Gardner Lewis in 1990.
--------------------------------------------------------------------------------------------------------------
HARRIS ASSOCIATES L.P.           1976              Robert M. Levy,           Began investment career in 1977.
Two North LaSalle                $68.5 billion     C.F.A., Chairman and      Joined Harris Associates in 1985.
Suite 500                                          Chief Investment Officer
Chicago, IL 60602-3790
--------------------------------------------------------------------------------------------------------------
TCW INVESTMENT                   1971              Susan I. Suvall,          Began investment career in 1981.
MANAGEMENT COMPANY               $31.2 billion     Group Managing Director   Joined TCW in 1985 as a Special
865 South Figueroa St.                                                       Situation Analyst, named to
Suite 1800                                                                   current position in 1998.
Los Angeles, CA 90017
                                                   Nicholas F. Galluccio,    Joined TCW in 1982 and has been a
                                                   Group Managing Director   Portfolio Manager with TCW since
                                                                             1984.
--------------------------------------------------------------------------------------------------------------

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund is available in the Statement of Additional Information.

                                 YEAR FOUNDED/
                                 ASSETS UNDER
INVESTMENT MANAGER               MANAGEMENT
AND ADDRESS                      (AS OF 12/31/06)  PORTFOLIO MANAGER(S)      EMPLOYMENT EXPERIENCE
--------------------------------------------------------------------------------------------------------------
THORNBURG INVESTMENT             1982              William V. Fries,         Began investment career in 1970.
MANAGEMENT, INC.                 $33.7 billion     C.F.A.,                   Joined Thornburg in 1995 as
119 East Marcy St.                                 Managing Director,        managing director and portfolio
Suite 202                                          Portfolio Manager         manager. His 30 years of
Santa Fe, NM 87501                                                           investment management experience
                                                                             includes an extended tenure as
                                                                             vice president of equities at
                                                                             USAA Investment Management
                                                                             Company. He was recognized with
                                                                             the Excellence in Fund Management
                                                                             Award by Business Week Magazine
                                                                             and Standard & Poor's in 2004 &
                                                                             2005.

                                                   Ed Maran, CFA,            Began investment career in 1993.
                                                   Portfolio Manager         Joined Thornburg in 2002 as
                                                                             Associate Portfolio Manager,
                                                                             named to current position in
                                                                             2006. Prior to joining Thornburg
                                                                             he was a Senior Analyst at USAA.

                                                   Connor Browne, CFA,       Joined Thornburg in 2001 as
                                                   Co-Portfolio Manager and  Associate Portfolio Manager,
                                                   Managing Director         named to current position in
                                                                             2006. He graduated Cum Laude from
                                                                             Princeton University.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund is available in the Statement of Additional Information.

32  Fund management

LAUDUS SMALL-CAP MARKETMASTERS FUND TM

                              YEAR FOUNDED/
                              ASSETS UNDER
INVESTMENT MANAGER            MANAGEMENT
AND ADDRESS                   (AS OF 12/31/06)  PORTFOLIO MANAGER(S)      EMPLOYMENT EXPERIENCE
--------------------------------------------------------------------------------------------------------------
TAMRO CAPITAL PARTNERS, LLC   2000              Philip D. Tasho, CFA,     Began investment career in 1980. Co-
1660 Duke Street              $638.8 million    President and Chief       founded TAMRO in 2000. From 1995 to
Suite 200                                       Investment Officer;       2000, Chairman, Chief Executive
Alexandria, VA 22314                            primarily responsible     Officer and Chief Investment Officer
                                                for the day-to-day        of Riggs Investment Management Co.
                                                management                (RIMCO).

                                                Warren M. Gump, CFA,      After obtaining his M.B.A. from
                                                Equity Analyst            Emory University in 1997, he joined
                                                                          Schroder & Co. in New York as an
                                                                          Associate following the lodging
                                                                          industry with a top-ranked
                                                                          Institutional Investor Analyst.
                                                                          Warren subsequently worked at the
                                                                          Motley Fool. Warren left the Motley
                                                                          Fool and joined TAMRO in 2000. In
                                                                          2005 he left TAMRO to be an
                                                                          independent portfolio manager and
                                                                          rejoined the TAMRO team in 2007. His
                                                                          experience also includes positions
                                                                          with Bank of America's Credit Policy
                                                                          Group and First Union Capital
                                                                          Markets.

                                                Timothy A. Holland, CFA,  Began investment career in 2000 at
                                                Senior Equity Analyst     Manley Asset Management, L.P. Joined
                                                                          TAMRO in 2005.

                                                Ronald G. Whitley,        Began investment career in 1996 at
                                                Equity Analyst            IFG Network Securities. From 1995 to
                                                                          2000, Accountant at PhotoAssist
                                                                          dealing with 401k, corporate and
                                                                          other investment-related accounts.
                                                                          From 2000 to 2003 working as a
                                                                          consultant/trainer to corporations
                                                                          for both enterprise software and
                                                                          systems integration. From 2003 to
                                                                          2005, working to obtain MBA in
                                                                          Finance from Indiana University's
                                                                          Kelley School of Business where he
                                                                          was President of the MBA Investment
                                                                          Club and the student leader of the
                                                                          Investment Management Academy.
                                                                          Joined TAMRO in 2005.

--------------------------------------------------------------------------------------------------------------

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund is available in the Statement of Additional Information.

                              YEAR FOUNDED/
                              ASSETS UNDER
INVESTMENT MANAGER            MANAGEMENT
AND ADDRESS                   (AS OF 12/31/06)  PORTFOLIO MANAGER(S)      EMPLOYMENT EXPERIENCE
--------------------------------------------------------------------------------------------------------------
TCW INVESTMENT                1971              Susan I. Suvall, Group    Began investment career in 1981.
MANAGEMENT COMPANY            $31.2 billion     Managing Director         Joined TCW in 1985 as a Special
865 South Figueroa St.                                                    Situation Analyst, named to current
Suite 1800                                                                position in 1998.
Los Angeles, CA 90017

                                                Nicholas F. Galluccio,    Joined TCW in 1982 and has been a
                                                Group Managing Director   Portfolio Manager with TCW since
                                                                          1984.

--------------------------------------------------------------------------------------------------------------
TOCQUEVILLE ASSET MANAGEMENT  1985              P. Drew Rankin, Senior    Mr. Rankin manages separate accounts
LP                            $5.8 billion      Managing Director         for institutional clients following
40 W 57th Street                                                          U.S. small cap and healthcare
New York, NY 10019                                                        strategies. He is a member of the
                                                                          Investment Committee and a Director
                                                                          of Tocqueville Management Corp., the
                                                                          General Partner. Mr. Rankin began
                                                                          his career in 1970 at Irving Trust
                                                                          Company, where he was a Healthcare
                                                                          analyst and Senior Manager of Trust
                                                                          Investments. In 1982, he joined the
                                                                          Columbia University Endowment Fund
                                                                          as Value Portfolio Manager and
                                                                          Healthcare analyst. In 1986, Mr.
                                                                          Rankin co-founded Personal Business
                                                                          Management Group, a private
                                                                          investment firm and family office.
                                                                          He joined Tocqueville as a Senior
                                                                          Partner in 1994. Mr. Rankin has a BS
                                                                          degree from Pennsylvania State
                                                                          University and an MBA from New York
                                                                          University.

                                                Allen Huang CFA, Senior   Mr. Huang has nine years of
                                                Equity Analyst, and Co-   investment experience including five
                                                Manager                   with Tocqueville. Prior to joining
                                                                          Tocqueville, he spent three years as
                                                                          an Analyst and Corporate Controller
                                                                          overseeing venture capital
                                                                          investments in broadband
                                                                          infrastructure entities at Lotus
                                                                          Pacific, Inc. Mr. Huang holds an MBA
                                                                          from Brigham Young University and a
                                                                          BA from Denison University. He is a
                                                                          CFA charter holder.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund is available in the Statement of Additional Information.

34  Fund management

                              YEAR FOUNDED/
                              ASSETS UNDER
INVESTMENT MANAGER            MANAGEMENT
AND ADDRESS                   (AS OF 12/31/06)  PORTFOLIO MANAGER(S)      EMPLOYMENT EXPERIENCE
--------------------------------------------------------------------------------------------------------------
                                                Doug Adams, Managing      Mr. Adams has 30 years of investment
                                                Director, and Co-         experience and joined Tocqueville in
                                                Manager                   2004. Prior to joining Tocqueville,
                                                                          he spent eight years at Davenport as
                                                                          Director of National Research and
                                                                          also served as a healthcare analyst
                                                                          and a member of Davenport's
                                                                          Investment Policy Committee. Mr.
                                                                          Adams holds a BA degree in Economics
                                                                          from Washington and Lee University.
--------------------------------------------------------------------------------------------------------------
VEREDUS ASSET MANAGEMENT LLC  1998              B. Anthony Weber,         Began investment career in 1984.
6060 Dutchmans Lane           $1.9 billion      President, Chief          Founding member of Veredus in 1998.
Suite 320                                       Investment Officer        From 1993 to 1998, President, Senior
Louisville, KY 40205                                                      Portfolio Manager, SMC Capital, Inc.

                                                Charles P. McCurdy, Jr.,  Began investment career in 1986.
                                                CFA                       Founding member of Veredus in 1998.
                                                Executive Vice
                                                President, Portfolio
                                                Manager

                                                Charles F. Mercer, Jr.,   Began investment career in 1992.
                                                CFA                       Founding member of Veredus in 1998,
                                                Portfolio Manager         as of Research, named to current
                                                                          position in 2001.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund is available in the Statement of Additional Information.

LAUDUS INTERNATIONAL MARKETMASTERS FUND TM

                              YEAR FOUNDED/
                              ASSETS UNDER
INVESTMENT MANAGER            MANAGEMENT
AND ADDRESS                   (AS OF 12/31/06)  PORTFOLIO MANAGER(S)      EMPLOYMENT EXPERIENCE
---------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY GLOBAL       1958              Federico Laffan,          Began investment career in 1997.
INVESTMENT MANAGEMENT, INC.   $103.2 billion    Vice President and        Joined American Century in 2001 as a
666 Third Avenue                                Portfolio Manager         Senior Investment Analyst, named to
23rd Floor                                                                current position in 2004. From 1997-
New York, NY 10017                                                        2001, International Equity Portfolio
                                                                          Manager, Warburg Pincus/Credit Suisse
                                                                          Asset Management.

                                                Trevor Gurwich,           Rejoined the team that manages
                                                Vice President and        International Small Cap Strategy in
                                                Portfolio Manager         August 2005. He previously was a
                                                                          member of the team from June 2001
                                                                          until January 2004. From January 2004
                                                                          to August 2005, he was a member of
                                                                          the global growth investment team. He
                                                                          joined American Century in July 1998
                                                                          and became a portfolio manager in
                                                                          March 2001.

                                                Mark S. Kopinski,         Has been a member of the team that
                                                Senior Vice President     manages International Small-Mid Cap
                                                and Senior Portfolio      Strategy since rejoining American
                                                Manager                   Century in April 1997 as a portfolio
                                                                          manager.

                                                Brian Brady,              Has been a member of the team that
                                                Vice President and        manages International Small-Mid Cap
                                                Portfolio Manager         Strategy since joining American
                                                                          Century in June 1994. He became a
                                                                          portfolio manager in November 1998.
---------------------------------------------------------------------------------------------------------------
HARRIS ASSOCIATES L.P.        1976              David G. Herro, C.F.A.,   Began investment career in 1986.
Two North LaSalle             $68.5 billion     Partner, Chief            Joined Harris Associates in 1992.
Suite 500                                       Investment Officer,
Chicago, IL 60602-3790                          International Equities
                                                and Portfolio Manager

                                                Chad M. Clark, C.F.A.,    Began investment career in 1995.
                                                Partner, Analyst and      Joined Harris Associates in 1995.
                                                Portfolio Manager
---------------------------------------------------------------------------------------------------------------
MONDRIAN INVESTMENT           1990              Ormala Krishnan, Senior   Began investment career in 1993.
PARTNERS LIMITED              $53 billion       Portfolio Manager         Joined Mondrian in May 2000 as a
Fifth Floor                                     primarily responsible     portfolio manager, emerging markets.
10 Gresham Street                               for day-to-day            Named to current position in 2003 and
London EC2V 7JD                                 management and            currently heads the international
                                                investment decisions.     small capitalization team.
---------------------------------------------------------------------------------------------------------------

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund is available in the Statement of Additional Information.

36  Fund management

                              YEAR FOUNDED/
                              ASSETS UNDER
INVESTMENT MANAGER            MANAGEMENT
AND ADDRESS                   (AS OF 12/31/06)  PORTFOLIO MANAGER(S)      EMPLOYMENT EXPERIENCE
---------------------------------------------------------------------------------------------------------------
WENTWORTH, HAUSER AND         1937              Richard K. Hirayama       Began investment career in 1969.
VIOLICH, INC.                 $9.0 billion      Senior Vice President,    Joined WHV in 1990. Developed the WHV
353 Sacramento Street                           Managing Director,        International Equity strategy in
Suite 600                                       Portfolio Manager and     1995.
San Francisco, CA 94111                         Security

                                                Laura M. Albers           Joined WHV in 1998 as a Portfolio
                                                Vice President            Accountant, was promoted to
                                                                          Operations Officer in 2000 and named
                                                                          to her current position in 2001.
---------------------------------------------------------------------------------------------------------------
WILLIAM BLAIR & COMPANY, LLC  1935              W. George Greig,          Began investment career in 1979.
222 West Adams St.            $42.9 billion     Principal, International  Joined William Blair in 1996.
Chicago, IL 60606                               Equity Portfolio Manager

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund is available in the Statement of Additional Information.

                  INVESTING IN THE FUNDS

                  On the following pages, you will find information on buying, selling and exchanging shares. Shareholders cannot place orders directly with the funds. Shareholders invest in the funds through an intermediary. Orders may be placed through your brokerage account at Charles Schwab & Co., Inc. (Schwab) or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the funds. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

PLACING ORDERS

The information on these pages outlines how you can place "good orders," which are orders made in accordance with a fund's policies to buy, sell, or exchange shares of a fund.

Your intermediary, including Schwab, may impose different or additional conditions than the funds on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the funds. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The funds are not responsible for the failure of your intermediary to carry out its responsibilities.

Schwab, the investment adviser and their affiliates may pay certain intermediaries or their third party administrators for performing shareholder, recordkeeping, administrative, accounting, transfer agency or other services for their customers. In addition, Schwab, the investment adviser and their affiliates may pay certain intermediaries for providing distribution, marketing, promotional or other related services. The payments described by this paragraph may be substantial but are paid by Schwab, the investment adviser and their affiliates, not by a fund or its shareholders.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


BUYING SHARES

To purchase shares of the funds, place your orders through your Schwab account or through an account at another intermediary.

INVESTMENT MINIMUMS

CHOOSE A FUND, AND CHOOSE A SHARE CLASS IF APPLICABLE. Your choice may depend on the amount of your investment. The funds offer two share classes. The Select Shares have lower expenses than the Investor Shares. You may convert your Investor Shares into Select Shares at any time if your account balance in the fund is at least $50,000. As discussed below, you must contact your intermediary to request an interclass exchange of your Investor Shares for Select Shares--conversion is not automatic. If you no longer meet the minimum balance requirement for Select Shares, the funds reserve the right to redeem your shares. Select Shares may not be available through intermediaries other than Schwab.

SHARE CLASS      MINIMUM INITIAL INVESTMENT             MINIMUM BALANCE
-----------------------------------------------------------------------
INVESTOR SHARES  $2,500 ($1,000 for retirement,         NONE
                 educational and custodial accounts.
                 On or about April 2, 2007, $100 for
                 custodial accounts.)

SELECT           $50,000                                $40,000
  SHARES(R)

Certain investment managers, including CSIM and managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares initial minimum investment and minimum balance requirements.

These minimums may be waived for certain retirement plans, including Schwab Corporate Services retirement plans and plan participants, and for shareholders who roll into an IRA from an exempted retirement plan account. These minimums may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain other investment programs, including programs for education savings or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs.

DISTRIBUTION OPTIONS

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                 FEATURES
-----------------------------------------------------------------------
REINVESTMENT           All dividends and capital gain distributions are
                       invested automatically in shares of your fund or
                       share class, as applicable.

CASH/REINVESTMENT MIX  You receive payment for dividends, while any capital gain distributions are invested in shares of your fund or share class, as applicable.

CASH You receive payment for all dividends and capital gain distributions.

METHODS FOR PLACING ORDERS

PLACE YOUR ORDER. Shareholders may not place orders directly with the funds. Please contact your intermediary to learn how to place orders.

40  Investing in the funds

SELLING AND EXCHANGING SHARES

To redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares.

When selling or exchanging shares, you should be aware of the following fund policies:

- The funds may take up to seven days to pay sale proceeds.

- The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

- Exchange orders are limited to other Schwab Funds(R) or Laudus MarketMasters Funds TM that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

--------------------------------------------------------------------------------
THE FUNDS RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares upon 60 days written notice if the value of your investment in a fund falls below the stated minimum balance requirement for the fund or share class, as applicable.
- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.
- To change or waive a fund's or share class' investment minimums.
- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.
- To withdraw or suspend any part of the offering made by this prospectus.
--------------------------------------------------------------------------------


TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A fund calculates the share price for each of its share classes each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received by a fund in good order on or prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

When you place an order, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with a fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.

In valuing their securities, the funds use market quotes or official closing prices if they are readily available. In cases where quotes are not readily available, a fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.

Shareholders of the Laudus International MarketMasters Fund TM should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of the fund's portfolio may change on days when it is not possible to buy or sell shares of the fund.

POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING. Each fund is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact a fund's performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund's shares.

Each fund's Board of Trustees has adopted policies and procedures that are designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include: trade activity monitoring; redemption fees; and fair value pricing. Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that engage in such activities. In addition, these methods (other than redemption fees) are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund's long-term shareholders. Each fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

42  Investing in the funds

The funds may also defer to an intermediary's frequent trading policies with respect to those shareholders who invest in the funds through such intermediary. The funds will defer to an intermediary's policies only after the funds determine that the intermediary's frequent trading policies adequately protect fund shareholders. Transactions by fund shareholders investing through such intermediaries will be subject to the restrictions of the intermediary's frequent trading policies, which may differ from those of the funds. Shareholders should consult with their intermediaries to determine the frequent trading restrictions that apply to their fund transactions.

TRADE ACTIVITY MONITORING. Each fund, through its service providers, maintains trade activity monitoring procedures with respect to the purchase, sale and exchange of fund shares. This process involves reviewing transactions that exceed certain monetary thresholds within specified time intervals. Trading activity identified by these factors, or from other information then available (such as the actual trading pattern or dollar amount of the transactions), will be evaluated to determine whether such activity is detrimental to the fund.

If, as a result of this trade activity monitoring, a fund believes that a shareholder has engaged in market timing, it may, in its sole discretion, request the shareholder to stop such market timing activities or refuse to process purchases or exchanges in the shareholder's account. Each fund specifically reserves the right to reject any purchase or exchange orders by any investor or group of investors indefinitely for any reason. Transactions placed in contravention of a fund's market timing policies are not necessarily deemed accepted by the fund and may be canceled or revoked by the fund on the next business day following receipt by the fund.

Fund shares may be held through 401(k) and other group retirement plans and other omnibus arrangements maintained by other intermediaries. Omnibus accounts allow intermediaries to aggregate their customers' investments in one account and to purchase, redeem and exchange fund shares without the identity of a particular customer being known to a fund. A number of these financial intermediaries may not have the capability or may not be willing to apply the funds' market timing policies. As a result, a fund cannot assure that its policies will be enforced with regard to fund shares held through such omnibus arrangements. While each fund may monitor share turnover at the omnibus account level, a fund's ability to monitor and detect market timing by particular shareholders in these omnibus accounts is limited, and, therefore, the fund may not be able to determine whether trading by these shareholders is contrary to the fund's market timing policies.

REDEMPTION FEES. The funds may impose a short-term redemption fee on any fund shares that are redeemed or exchanged by a shareholder within a specified number of days, as detailed below, of the purchase date. The funds impose the redemption fees in an effort to deter short-term trading, to facilitate efficient fund management, to minimize the impact on fund performance and to offset fund transaction costs and other expenses. Each fund charges a redemption fee of 2.00% on shares sold or exchanged

30 days or less after purchasing them. These fees may be imposed to the extent the shares redeemed exceed the number of shares that have been held more than the specified number of days. Each fund treats shares that have been held the longest as being redeemed first and shares that have been held the shortest as being redeemed last. Fund shares purchased with reinvested dividends are not subject to redemption fees. Each fund retains the redemption fees for the benefit of the remaining shareholders. There is no redemption fee when you exchange between share classes of the same fund.

As noted above, the fund shares may be held in omnibus accounts by financial intermediaries. Currently, only certain intermediaries have the systems capability to collect the redemption fees on behalf of the fund. Even intermediaries that do have the capability may use criteria and methods for tracking, applying and calculating the fees that are different from those of a fund or may be unwilling to collect the fees. As such, a fund may not be able to collect redemption fees through these intermediaries. Each fund notifies all financial intermediaries of its policy and will encourage all financial intermediaries to develop the capability to begin collecting the redemption fees from all of their customers that invest in the fund.

Each fund reserves the right to waive its redemption fee if the fund or its service providers believe that such waivers are consistent with the best interests of the fund and its long-term shareholders. For example, the redemption fees may not be assessed in the following non-exclusive list of transactions: redemptions by tax-advantaged retirement plans; redemptions by certain fee-based or wrap programs; redemptions pursuant to rebalancing programs or systematic withdrawal plans established with the fund or financial intermediaries; redemptions by charitable giving funds; redemptions by registered investment companies; and redemptions initiated by the fund. Each fund also reserves the right to modify or eliminate the redemption fees or waivers at any time.

FAIR VALUE PRICING. The Board of Trustees has adopted procedures to fair value each fund's securities when market prices are not "readily available" or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter "arbitrage" market timers, who seek to exploit delays between the change in the value of a fund's portfolio holdings and the net asset value of the fund's shares, and seeks to ensure that the prices at which the fund's shares are purchased and redeemed are

44  Investing in the funds
fair and do not result in dilution of shareholder interest or other harm to shareholders.

Each fund makes fair value determinations in good faith in accordance with the fund's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.

PORTFOLIO HOLDINGS INFORMATION. A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' Statement of Additional Information.

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of each fund's year-end distribution, if any, may be made available on the fund's website: www.schwab.com/schwabfunds.

UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(K) OR OTHER TAX-ADVANTAGED RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another Schwab Fund or another Laudus MarketMasters Fund is treated the same as a sale. An exchange between classes within a fund is not reported as a taxable sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer.

SHAREHOLDERS IN THE LAUDUS INTERNATIONAL MARKETMASTERS FUND TM MAY HAVE ADDITIONAL TAX CONSIDERATIONS as a result of foreign tax payments made by the fund. Typically, these payments will reduce the fund's dividends but will still be included in your taxable income. You may be able to claim a tax credit or deduction for your portion of foreign taxes paid by the fund, however.

--------------------------------------------------------------------------------
MORE ON QUALIFIED DIVIDEND INCOME AND DISTRIBUTIONS.

Dividends that are designated by the funds as qualified dividend income are eligible for a reduced maximum tax rate. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. The funds expect that a portion of each fund's ordinary income distributions will be eligible to be treated as qualified dividend income subject to the reduced tax rates.

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.
--------------------------------------------------------------------------------


AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

46  Investing in the funds

NOTES

NOTES

                                                             [LAUDUS FUNDS LOGO]
PROSPECTUS

February 28, 2007

                                                    COMMAND PERFORMANCE TM

LAUDUS MARKETMASTERS FUNDS TM

TO LEARN MORE

This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources:

ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, contain more information about the funds' holdings and detailed financial information about the funds. Annual reports also contain information from the funds' managers about strategies, recent market conditions and trends and their impact on fund performance.

The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab at 1-800-435-4000. In addition, you may visit www.schwab.com/marketmasters for a free copy of a prospectus, SAI, or an annual or semi-annual report.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

SEC FILE NUMBER
Laudus MarketMasters Funds 811-7704
REG23308FLT-14

   SCHWAB TARGET FUNDS

                                                               SCHWAB FUNDS LOGO

   Prospectus
   February 28, 2007

   - Schwab Target 2010 Fund
   - Schwab Target 2020 Fund
   - Schwab Target 2030 Fund
   - Schwab Target 2040 Fund
   - Schwab Retirement Income Fund

   As with all mutual funds, the
   Securities and Exchange Commission
   (SEC) has not approved these securities
   or passed on whether the information in
   this prospectus is adequate and
   accurate. Anyone who indicates
   otherwise is committing a federal
   crime.                                                  [CHARLES SCHWAB LOGO]

SCHWAB TARGET FUNDS


       ABOUT THE FUNDS

          Schwab Target 2010 Fund..................................    2

          Schwab Target 2020 Fund..................................    2

          Schwab Target 2030 Fund..................................    2

          Schwab Target 2040 Fund..................................    2

          Schwab Retirement Income Fund............................    2

          Fund management..........................................   23

       INVESTING IN THE FUNDS

          Placing orders...........................................   25

          Buying shares............................................   26

          Selling/exchanging shares................................   27

          Transaction policies.....................................   28

          Distributions and taxes..................................   32

                  ABOUT THE FUNDS

                  The Schwab Target Funds (the funds) share the same investment approach: each seeks to achieve its objective by investing in a combination of other Schwab Funds and Laudus Funds (the underlying funds). These underlying funds will include stock, bond and money market mutual funds and will be used by the funds to meet their target asset allocations and investment styles. The funds are designed to provide investors with investment management, asset allocation and ongoing reallocation over time. Because the funds invest in other mutual funds, each fund is considered a "fund of funds."

                  The Schwab Retirement Income Fund is designed for investors currently in retirement, and has a majority of its portfolio invested in fixed income, ultra-short fixed income and money market funds. The other Schwab Target Funds (collectively, the target year funds) are designed for investors who are currently saving for their retirement and plan to retire close to the year indicated in a fund's name. These funds gradually decrease their equity holdings and increase fixed income holdings as the target retirement date approaches, becoming more conservative over time.

                  The retirement year included in a target year fund's name does not necessarily represent the specific year you expect to need your assets. It is intended only as a general guide.

                  The funds are designed for long-term investors. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB TARGET FUNDS
Ticker symbols   Target 2010 Fund: SWBRX   Target 2020 Fund: SWCRX   Target 2030
Fund: SWDRX   Target 2040 Fund: SWERX   Retirement Income Fund: SWARX

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE OF THE FUNDS

Schwab Retirement Income Fund seeks to provide current income and, as a secondary investment objective, capital appreciation.

Each of the Schwab Target 2010, Schwab Target 2020, Schwab Target 2030 and Schwab Target 2040 Funds seeks to provide capital appreciation and income consistent with its current asset allocation.
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS

Each of the funds seeks to achieve its investment objective by investing in a combination of other Schwab Funds and Laudus Funds (the underlying funds) in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The target asset allocation for the Schwab Retirement Income Fund is expected to remain fixed over time. For each of the other funds (collectively, the target year funds), the target asset allocation will be adjusted annually based on the adviser's asset allocation strategy. In general, each target year fund's allocation to equity securities will decrease and its allocation to fixed income securities will increase as the fund approaches its target retirement date. At the stated retirement date, each target year fund's allocation will be approximately 60% equity securities, 35% fixed income securities, 4% ultra-short fixed income securities and 1% money market funds. Each target year fund will continue to reduce its allocation to equity securities for 20 years beyond the fund's stated retirement date. Each fund intends to invest in a combination of underlying funds; however, each fund may invest directly in equity and fixed income securities, cash equivalents, including money market securities, and futures.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, each fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When a fund engages in such activities, it may not achieve its investment objective.

2  Schwab Target Funds

DESCRIPTION OF THE FUNDS' ASSET ALLOCATION STRATEGIES

Each fund invests in a combination of underlying Schwab Funds and Laudus Funds. Each fund's target allocation is intended to allocate investments among various asset classes such as equity, fixed income, and ultra-short fixed income securities and money market funds. As set forth below, each fund has its own distinct target portfolio allocation and is designed to accommodate different investment goals and risk tolerances.

The following chart shows each fund's target allocation among the various asset classes as of the date of this prospectus.

TARGET ASSET ALLOCATION

                                                                                          SCHWAB
                                         SCHWAB      SCHWAB      SCHWAB      SCHWAB     RETIREMENT
                                         TARGET      TARGET      TARGET      TARGET       INCOME
ASSET CLASS                             2010 FUND   2020 FUND   2030 FUND   2040 FUND      FUND
--------------------------------------------------------------------------------------------------
EQUITY SECURITIES                          62%         69%         76%         84%          20%
FIXED-INCOME SECURITIES                    35%         29%         22%         14%          50%
ULTRA-SHORT FIXED INCOME SECURITIES         2%          1%          1%          1%          25%
MONEY MARKET FUNDS                          1%          1%          1%          1%           5%

As shown above, the portfolios of the funds with an earlier target retirement date are more heavily allocated to fixed income and ultra-short fixed income securities and money market funds; therefore these funds represent a more conservative approach. Funds with later target retirement dates take a more aggressive approach by allocating a greater amount of their assets to equity securities.

The target asset allocation of the Schwab Retirement Income Fund is expected to remain fixed over time. The target asset allocations of the target year funds have been developed with two general rules of investing in mind:

- Higher investment returns are generally accompanied by a higher risk of losing money. Put another way, the greater an investment's potential return, the greater its potential loss. For example, equity securities generally provide long-term returns that are superior to fixed income securities, although their returns have tended to be more volatile in the short-term.

- Because their investments have more time to recover from losses, investors with longer time horizons generally have a higher risk tolerance.

For these reasons, the target asset allocations of the target year funds are expected to vary over time as your investment horizon changes.

                                                          Schwab Target Funds  3

Over time, the allocation to asset classes will change according to a predetermined "glide path," as illustrated below. As the glide path shows, each target year fund's asset mix becomes more conservative as time elapses--both prior to and after the target retirement date. This reflects the need for reduced investment risk as retirement approaches and the need for greater certainty of income after retiring. Once a fund reaches its most conservative planned allocation, approximately 20 years after its target date, its allocation to equity securities will remain fixed at approximately 20% of assets and the remainder will be allocated to fixed-income and ultra-short fixed income securities and money market funds. At such time, the target year fund's allocations should match the allocations of the Schwab Retirement Income Fund. The adviser reserves the right to modify the glide path from time to time should circumstances warrant.

TARGET ASSET ALLOCATION OVER TIME

[LINE GRAPH]

                                INTERNATIONAL       SMALL-CAP         LARGE-CAP                          ULTRA-SHORT
                                   EQUITY            EQUITY            EQUITY         FIXED-INCOME      FIXED INCOME
                                -------------       ---------         ---------       ------------      ------------
-35                                  21                17                47                13                 1
                                     21                17                46                14                 1
                                     21                17                46                14                 1
                                     21                17                45                15                 1
                                     21                17                44                16                 1
-30                                  20                17                44                17                 1
                                     20                17                44                17                 1
                                     20                16                44                18                 1
                                     20                15                44                19                 1
                                     20                15                44                19                 1
-25                                  19                15                44                20                 1
                                     19                15                43                21                 1
                                     19                14                43                22                 1
                                     19                14                43                22                 1
                                     19                14                42                23                 1
-20                                  19                14                41                24                 1
                                     19                14                41                24                 1
                                     18                14                41                25                 1
                                     18                14                40                26                 1
                                     18                13                40                27                 1
-15                                  18                13                40                27                 1
                                     18                12                40                28                 1
                                     17                12                40                29                 1
                                     17                12                40                29                 1
                                     17                12                39                30                 1
-10                                  17                12                38                31                 1
                                     17                11                38                32                 1
                                     17                11                38                32                 1
                                     16                11                38                33                 1
                                     16                11                37                34                 1
-5                                   16                11                37                34                 1
                                     16                11                36                35                 1
                                     16                11                35                35                 2
                                     15                11                35                35                 3
                                     15                11                35                35                 3
T                                    15                10                35                35                 4
                                     14                10                34                37                 4
                                     14                 9                33                38                 5
                                     13                 9                32                40                 5
                                     13                 8                31                41                 6
5                                    12                 8                30                43                 6
                                     12                 7                29                44                 7
                                     11                 7                28                46                 7
                                     11                 6                27                47                 8
                                     10                 6                26                49                 8
10                                   10                 5                25                50                 9
                                      9                 5                24                50                11
                                      9                 4                23                50                13
                                      8                 4                22                50                15
                                      8                 3                21                50                17
15                                    7                 3                20                50                19
                                      7                 2                19                50                21
                                      6                 2                18                50                22
                                      6                 1                17                50                23
                                      5                 1                16                50                24
20                                    5                 0                15                50                25

                                MONEY MARKET
                                    FUNDS
                                ------------
-35                                   1
                                      1
                                      1
                                      1
                                      1
-30                                   1
                                      1
                                      1
                                      1
                                      1
-25                                   1
                                      1
                                      1
                                      1
                                      1
-20                                   1
                                      1
                                      1
                                      1
                                      1
-15                                   1
                                      1
                                      1
                                      1
                                      1
-10                                   1
                                      1
                                      1
                                      1
                                      1
-5                                    1
                                      1
                                      1
                                      1
                                      1
T                                     1
                                      1
                                      1
                                      1
                                      1
5                                     1
                                      1
                                      1
                                      1
                                      1
10                                    1
                                      1
                                      1
                                      1
                                      1
15                                    1
                                      1
                                      2
                                      3
                                      4
20                                    5

COMBINATION OF A TARGET FUND WITH THE SCHWAB RETIREMENT INCOME FUND

Each target year fund's target asset allocation will be strategically adjusted on at least an annual basis. When the target asset allocation of a target year fund matches the target asset allocation of the Schwab Retirement Income Fund and, therefore, becomes fixed (approximately 20 years after the fund's target retirement date), the fund's Board of Trustees expects to approve the combination of the fund with the Schwab Retirement Income Fund. At such time, the target year fund's shareholders will become shareholders of the Schwab Retirement Income Fund. Shareholders will be notified prior to such combination.

4  Schwab Target Funds

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The funds are intended for investors seeking an investment option whose asset mix becomes more conservative over time, and who are willing to accept the risks associated with the funds' asset allocation strategies. In general, a target year fund with a later target date is expected to be more volatile than a target year fund with an earlier target date. The Schwab Retirement Income Fund is expected to be the least volatile of the funds.

- INVESTMENT RISK. Your investment is not a bank deposit. Your investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

- ASSET ALLOCATION RISK. The funds are subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the funds' assets among the various asset classes and market segments will cause the funds to underperform other funds with a similar investment objective.

- MARKET RISK. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the funds will fluctuate, which means that you could lose money on your investment.

- DIRECT INVESTMENT RISK. Each fund may invest a portion of its assets directly in equity and fixed income securities, cash equivalents, including money market securities, and futures. A fund's direct investment in these securities is subject to the same or similar risks as those described for an underlying fund's investment in the same security. Please see "Principal Risks of the Underlying Funds" for a description of these risks.

INVESTOR PROFILE

The funds are designed to offer investors a professionally managed investment plan that simplifies the investment management of an investor's assets prior to, and continuing after, the investor's retirement. The main component of the investment program is the funds' ongoing reallocation of the investor's assets among various asset classes, including equities, fixed income securities and money market securities and other cash investments. In particular, the funds are designed for investors who are either saving for retirement, in the case of the target year funds, or, in the case of the Schwab Retirement Income Fund, for investors who are currently in retirement.

WHO MAY WANT TO INVEST IN THE FUNDS?

The funds may be a suitable investment for investors

- seeking an investment whose asset allocation mix becomes more conservative over time

- seeking funds that combine the potential for capital appreciation and income

- seeking the convenience of funds that allocate their assets among both stock and bond investments

WHO MAY NOT WANT TO INVEST IN THE FUNDS?

The funds may not be suitable for investors

- seeking to invest for a short period of time

- uncomfortable with fluctuations in the value of their investment

- seeking to use the funds for educational savings accounts

The funds are designed to be an integral part of an investor's overall retirement investment strategy. However, they are not designed to provide investors with a complete solution to their retirement needs. Investors must consider many factors when choosing an investment strategy for their retirement. For example, factors such as an appropriate retirement date, your expected retirement needs and your sources of income all should be considered when you choose your overall retirement strategy.

                                                          Schwab Target Funds  5

RISK SPECTRUM

Each fund has a different level of risk and the amount of risk is relative to the time horizon included in its name. Target year funds with earlier target retirement dates will tend to be less risky and have lower expected returns than the target year funds with later target retirement dates. The following risk spectrum is designed to provide investors with a general overview of the relative risk characteristics of each fund.

[RISK SPECTRUM CHART]

6  Schwab Target Funds

FUND PERFORMANCE HISTORY

Schwab Target 2010 Fund
Schwab Target 2020 Fund
Schwab Target 2030 Fund
Schwab Target 2040 Fund
Schwab Retirement Income Fund


The information below shows each fund's returns before and after taxes, and compares its performance (which varies over time) to that of three indices. The indices are unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes


- may not reflect your actual after-tax performance


- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.


ANNUAL TOTAL RETURNS (%) as of 12/31

SCHWAB TARGET 2010 FUND

[BAR CHART]

      12.67

        06

BEST
QUARTER: 5.69% Q4 2006
WORST
QUARTER: (1.19%) Q2 2006

SCHWAB TARGET 2020 FUND

      13.46

        06

BEST
QUARTER: 6.00% Q4 2006
WORST
QUARTER: (1.27%) Q2 2006

SCHWAB TARGET 2030 FUND

      14.16

        06

BEST
QUARTER: 6.31% Q4 2006
WORST
QUARTER: (1.26%) Q2 2006

SCHWAB TARGET 2040 FUND

      15.05

        06

BEST
QUARTER: 6.83% Q4 2006
WORST
QUARTER: (1.51%) Q2 2006

SCHWAB RETIREMENT INCOME FUND

       7.70

        06

BEST
QUARTER: 3.21% Q3 2006
WORST
QUARTER: 0.29% Q2 2006

                                                          Schwab Target Funds  7

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                                                                          Since
SCHWAB TARGET 2010 FUND                                        1 year   inception
---------------------------------------------------------------------------------
Before taxes                                                   12.67      12.68 1
After taxes on distributions                                   11.94      11.84 1
After taxes on distributions
  and sale of shares                                            8.29      10.38 1
DOW JONES WILSHIRE 5000 COMPOSITE INDEX(R)                     15.87      15.43 2
LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX                       4.33       2.62 2

                                                                          Since
SCHWAB TARGET 2030 FUND                                        1 year   inception
---------------------------------------------------------------------------------
Before taxes                                                   14.16      14.47 1
After taxes on distributions                                   13.59      13.77 1
After taxes on distributions
  and sale of shares                                            9.25      11.99 1
DOW JONES WILSHIRE 5000 COMPOSITE INDEX(R)                     15.87      15.43 2
LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX                       4.33       2.62 2

                                                                          Since
SCHWAB RETIREMENT INCOME FUND                                  1 year   inception
---------------------------------------------------------------------------------
Before taxes                                                    7.70       6.20 1
After taxes on distributions                                    6.18       4.69 1
After taxes on distributions
  and sale of shares                                            4.97       4.40 1
DOW JONES WILSHIRE 5000 COMPOSITE INDEX(R)                     15.87      15.43 2
LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX                       4.33       2.62 2

                                                                          Since
SCHWAB TARGET 2020 FUND                                        1 year   inception
---------------------------------------------------------------------------------
Before taxes                                                   13.46      13.72 1
After taxes on distributions                                   12.79      12.93 1
After taxes on distributions
  and sale of shares                                            8.80      11.30 1
DOW JONES WILSHIRE 5000 COMPOSITE INDEX(R)                     15.87      15.43 2
LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX                       4.33       2.62 2

                                                                          Since
SCHWAB TARGET 2040 FUND                                        1 year   inception
---------------------------------------------------------------------------------
Before taxes                                                   15.05      15.68 1
After taxes on distributions                                   14.53      15.00 1
After taxes on distributions
  and sale of shares                                            9.83      13.05 1
DOW JONES WILSHIRE 5000 COMPOSITE INDEX(R)                     15.87      15.43 2
LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX                       4.33       2.62 2

1 Inception: 7/1/05.

2 From: 7/1/05.

8  Schwab Target Funds

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor in each of the Schwab Target Funds. "Shareholder fees" are charged to you directly by the funds. "Annual operating expenses" are paid out of fund assets, so their effect is included in each fund's total return.

SCHWAB TARGET FUNDS - FEE TABLES (%)


                                              SCHWAB         SCHWAB         SCHWAB         SCHWAB          SCHWAB
SHAREHOLDER FEES                              TARGET         TARGET         TARGET         TARGET        RETIREMENT
  (% of transaction amount)                  2010 FUND      2020 FUND      2030 FUND      2040 FUND      INCOME FUND
------------------------------------------------------------------------------------------------------------------------
Redemption fee 1                                 2.00           2.00           2.00           2.00             None

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------------------------------------------------------------------
Management fees                                  None           None           None           None             None
Distribution (12b-1) fees                        None           None           None           None             None
Other expenses                                   0.27           0.22           0.32           0.48             0.36
Acquired fund fees and expenses (AFFE) 2         0.82           0.88           0.89           0.93             0.59
                                                              ----------------------------------------------------------
Total annual operating expenses 3                1.09           1.10           1.21           1.41             0.95
Less expense reduction                          (0.21)         (0.18)         (0.29)         (0.47)           (0.26)
                                                              ----------------------------------------------------------
NET OPERATING EXPENSES (INCLUDING AFFE) 3,4      0.88           0.92           0.92           0.94             0.69
                                                              ----------------------------------------------------------

1 Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

2 "Acquired fund fees and expenses (AFFE)" reflect the estimated amount of the fees and expenses incurred indirectly by a fund through its investments in the underlying funds.

3 The total and net annual fund operating expenses in these fee tables may differ from the expense ratios in the funds' "Financial highlights" because the financial highlights include only the funds' direct operating expenses and do not include fees and expenses incurred indirectly by the funds through their investments in the underlying funds.

4 Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of each of the Schwab Target Funds through 2/27/08 as follows: Schwab Retirement Income Fund limited to 0.10%, Schwab Target 2010 Fund limited to 0.06%, Schwab Target 2020 Fund limited to 0.04%, Schwab Target 2030 Fund limited to 0.03% and Schwab Target 2040 Fund limited to 0.01%. The agreement to limit the fund's "net operating expenses" is limited to the fund's direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the fund through its investments in the underlying funds.

                                                          Schwab Target Funds  9

EXAMPLE

Designed to help you compare expenses, the example below includes both a fund's operating expenses and its "Acquired fund fees and expenses" (as listed in the fee tables above) and uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that a fund's operating expenses remain the same. The one-year figures are based on "net operating expenses" (including AFFE). The expenses would be the same whether you stayed in the funds or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                                                                1 year        3 years        5 years        10 years
----------------------------------------------------------------------------------------------------------------------
SCHWAB TARGET 2010 FUND                                          $90            $336           $603          $1,363
SCHWAB TARGET 2020 FUND                                          $94            $340           $606          $1,366
SCHWAB TARGET 2030 FUND                                          $94            $366           $659          $1,493
SCHWAB TARGET 2040 FUND                                          $96            $411           $748          $1,702
SCHWAB RETIREMENT INCOME FUND                                    $70            $283           $513          $1,175

10  Schwab Target Funds

SCHWAB TARGET 2010 FUND

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         11/1/05-   7/1/05 1-
                                                         10/31/06   10/31/05
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    10.24       10.00
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                    0.22        0.04
  Net realized and unrealized gains                        1.13        0.20
                                                         -----------------------------------------------------------------
  Total income from investment operations                  1.35        0.24

Less distributions:
  Dividends from net investment income                    (0.17)         --
                                                         -----------------------------------------------------------------
Net asset value at end of period                          11.42       10.24
                                                         -----------------------------------------------------------------
Total return (%)                                          13.39        2.40 2


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses 3                                 0.06        0.06 4
  Gross operating expenses 3                               0.27        0.37 4
  Net investment income                                    2.12        1.51 4
Portfolio turnover rate                                       0 5        --

Net assets, end of period ($ X 1,000,000)                    62          32

1 Commencement of operations.

2 Not annualized.

3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

4 Annualized.

5 Less than 1%

                                                         Schwab Target Funds  11

SCHWAB TARGET 2020 FUND

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         11/1/05-   7/1/051-
                                                         10/31/06   10/31/05
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    10.28      10.00
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                    0.21       0.04
  Net realized and unrealized gains                        1.25       0.24
                                                         -----------------------------------------------------------------
  Total income from investment operations                  1.46       0.28

Less distributions:
  Dividends from net investment income                    (0.18)        --
                                                         -----------------------------------------------------------------
Net asset value at end of period                          11.56      10.28
                                                         -----------------------------------------------------------------
Total return (%)                                          14.36       2.80 2


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses3                                  0.04       0.04 4
  Gross operating expenses3                                0.22       0.36 4
  Net investment income                                    1.84       1.29 4
Portfolio turnover rate                                      --         --
Net assets, end of period ($ X 1,000,000)                    84         35

1 Commencement of operations.

2 Not annualized.

3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

4 Annualized.

12  Schwab Target Funds

SCHWAB TARGET 2030 FUND

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         11/1/05-   7/1/051-
                                                         10/31/06   10/31/05
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    10.31      10.00
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                    0.19       0.03
  Net realized and unrealized gains                        1.34       0.28
                                                         -----------------------------------------------------------------
  Total income from investment operations                  1.53       0.31

Less distributions:
  Distributions from net income                           (0.17)        --
                                                         -----------------------------------------------------------------
Net asset value at end of period                          11.67      10.31
                                                         -----------------------------------------------------------------
Total return (%)                                          14.99       3.10 2


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses 3                                 0.03       0.03 4
  Gross operating expenses 3                               0.32       0.58 4
  Net investment income                                    1.54       1.05 4
Portfolio turnover rate                                      --         --

Net assets, end of period ($ X 1,000,000)                    56         19

1 Commencement of operations.

2 Not annualized.

3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

4 Annualized.

                                                         Schwab Target Funds  13

SCHWAB TARGET 2040 FUND

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         11/1/05-   7/1/051-
                                                         10/31/06   10/31/05
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    10.36      10.00
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                    0.19       0.02
  Net realized and unrealized gains                        1.45       0.34
                                                         -----------------------------------------------------------------
  Total income from investment operations                  1.64       0.36

Less distributions:
  Dividends from net investment income                    (0.17)        --
                                                         -----------------------------------------------------------------
Net asset value at end of period                          11.83      10.36
                                                         -----------------------------------------------------------------
Total return (%)                                          16.06       3.60 2


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses3                                  0.01       0.01 4
  Gross operating expenses3                                0.48       1.10 4
  Net investment income                                    1.26       0.80 4
Portfolio turnover rate                                       1         --
Net assets, end of period ($ X 1,000,000)                    34          9

1 Commencement of operations.

2 Not annualized.

3 The expense incurred by underlying funds in which the fund invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

4 Annualized.

14  Schwab Target Funds

SCHWAB RETIREMENT INCOME FUND

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         11/1/05-   7/1/05 1-
                                                         10/31/06   10/31/05
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     9.90       10.00
                                                         -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                                    0.41        0.11
  Net realized and unrealized gains or losses              0.32       (0.09)
                                                         -----------------------------------------------------------------
  Total income or loss from investment operations          0.73        0.02
Less distributions:
  Dividends from net investment income                    (0.41)      (0.12)
  Distributions from net realized gains                   (0.03)         --
                                                         -----------------------------------------------------------------
Total distributions                                       (0.44)      (0.12)
                                                         -----------------------------------------------------------------
Net asset value at end of period                          10.19        9.90
                                                         -----------------------------------------------------------------
Total return (%)                                           7.52        0.16 2


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses 3                                 0.10        0.10 4
  Gross operating expenses 3                               0.36        0.64 4
  Net investment income                                    4.20        3.40 4

Portfolio turnover rate                                       1          --

Net assets, end of period ($ X 1,000,000)                    36          14

1Commencement of operations.

2 Not annualized.

3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

4 Annualized.

                                                         Schwab Target Funds  15

THE FUNDS' INVESTMENTS IN UNDERLYING FUNDS

The following table shows which underlying funds are used within each asset class as of the date of this prospectus. The adviser may deviate from the target asset allocations listed below. Accordingly, a fund's actual allocations may differ from this illustration. In addition, differences in the performance of underlying funds and the size and frequency of purchase and redemption orders may affect a fund's actual allocations.

                                               SCHWAB      SCHWAB      SCHWAB      SCHWAB       SCHWAB
                                               TARGET      TARGET      TARGET      TARGET     RETIREMENT
ASSET CLASS AND UNDERLYING FUNDS              2010 FUND   2020 FUND   2030 FUND   2040 FUND   INCOME FUND
---------------------------------------------------------------------------------------------------------
EQUITY SECURITIES
LARGE-CAP                                        35%         40%         43%         46%          15%
  Schwab Core Equity Fund
  Laudus Rosenberg U.S. Large Capitalization
    Growth Fund
  Schwab Dividend Equity Fund
SMALL-CAP                                        11%         12%         14%         17%           0%
  Schwab Small-Cap Equity Fund
  Laudus Rosenberg U.S. Discovery Fund
INTERNATIONAL                                    16%         17%         19%         21%           5%
  Laudus International MarketMasters Fund
  Laudus Rosenberg International Small
    Capitalization Fund
                                              -----------------------------------------------------------
TOTAL EQUITY                                     62%         69%         76%         84%          20%

FIXED-INCOME SECURITIES                          35%         29%         22%         14%          50%
  Schwab Total Bond Market Fund
ULTRA-SHORT FIXED-INCOME SECURITIES               2%          1%          1%          1%          25%
  Schwab YieldPlus Fund(R)
                                              -----------------------------------------------------------
TOTAL FIXED-INCOME                               37%         30%         23%         15%          75%

MONEY MARKET FUNDS                                1%          1%          1%          1%           5%
  Schwab Value Advantage Money Fund

The target year funds' allocation process among the various asset classes is strategic rather than tactical. Accordingly, the adviser does not intend to make frequent adjustments to the funds' target asset allocations, other than the annual adjustments described above under the "Principal Investment Strategies of the Funds" section. Nor does the adviser intend to make frequent changes to the funds that serve as underlying funds. However, the adviser reserves the right to modify a fund's target allocations and underlying fund weightings and to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change.

16  Schwab Target Funds

DESCRIPTION OF UNDERLYING FUNDS

The funds invest primarily in the underlying funds. Therefore, each fund's investment performance is directly related to the investment performance of these underlying funds. The following chart provides a brief description of the principal investment strategies of the current underlying funds. Additional information about the underlying funds is provided in each underlying fund's prospectus.

ASSET CLASS & UNDERLYING FUND                         INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------------------
EQUITY FUNDS -- DOMESTIC

SCHWAB CORE EQUITY FUND                               Seeks long-term capital growth. The fund invests,
                                                      under normal circumstances, at least 80% of its net
                                                      assets in equity securities of U.S. companies. The
                                                      fund seeks to assemble a portfolio with long-term
                                                      performance that will exceed that of the S&P 500(R)
                                                      Index.

------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH     Seeks to outperform the total return (capital
FUND                                                  appreciation and current income) of the Russell
                                                      1000(R) Growth Index. The fund invests, under normal
                                                      circumstances, at least 80% of its net assets in the
                                                      securities of U.S. large capitalization companies. For
                                                      purposes of this policy, a large capitalization
                                                      company is one that is within the market
                                                      capitalization range of the companies included in the
                                                      Russell 1000(R) Growth Index. The fund generally
                                                      exhibits a 'growth' style of investing.

------------------------------------------------------------------------------------------------------------
SCHWAB DIVIDEND EQUITY FUND                           Seeks current income and capital appreciation. The
                                                      fund invests, under normal circumstances, at least 80%
                                                      of its net assets in dividend paying common and
                                                      preferred stock. The fund invests in securities of
                                                      U.S. companies that tend to be either large- or
                                                      mid-cap companies.
------------------------------------------------------------------------------------------------------------
SCHWAB SMALL-CAP EQUITY FUND                          Seeks long-term capital growth. Under normal
                                                      circumstances, the fund invests at least 80% of its
                                                      net assets in small-cap equity securities. Small-cap
                                                      equity securities generally are securities with market
                                                      capitalizations of up to $2.5 billion or securities
                                                      included in the S&P SmallCap 600 Index, each measured
                                                      at time of purchase by the fund. In addition, small-
                                                      cap equity securities may include those with market
                                                      capitalizations of up to $5 billion so long as the
                                                      purchase of those securities would not cause the
                                                      average weighted market capitalization of the fund to
                                                      exceed $2.5 billion. The fund seeks to assemble a
                                                      portfolio with long-term performance that will exceed
                                                      that of the S&P SmallCap 600 Index.
------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. DISCOVERY FUND                  Seeks a return (capital appreciation and current
                                                      income) greater than that of the Russell 2500 TM
                                                      Index. The fund invests, under normal circumstances,
                                                      at least 80% of its net assets in securities of U.S.
                                                      small/mid capitalization companies. For purposes of
                                                      this policy, a small/mid capitalization company is one
                                                      that is within the market capitalization range of the
                                                      companies included in the Russell 2500 TM Index.
------------------------------------------------------------------------------------------------------------

                                                         Schwab Target Funds  17

ASSET CLASS & UNDERLYING FUND                         INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------------------
EQUITY FUNDS -- INTERNATIONAL

LAUDUS INTERNATIONAL MARKETMASTERS FUND               Seeks long-term capital appreciation. The fund
                                                      normally invests a substantial amount of its assets in
                                                      equity securities of companies outside the United
                                                      States and typically focuses on developed markets, but
                                                      may invest in companies from emerging markets as well.
                                                      The fund invests in companies across all market
                                                      capitalization ranges.
------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG INTERNATIONAL                        Seeks a return (capital appreciation and current
SMALL CAPITALIZATION FUND                             income) greater than that of the S&P/Citigroup World
                                                      ex-U.S. Extended Market Index. The fund invests, under
                                                      normal circumstances, at least 80% of its net assets
                                                      in the securities of international small
                                                      capitalization companies. For purposes of this policy,
                                                      an international small capitalization company is one
                                                      that is within the market capitalization range of the
                                                      companies included in the S&P/Citigroup World ex-U.S.
                                                      Extended Market Index. The fund invests primarily in
                                                      equity securities of companies that are traded
                                                      principally in markets outside the United States.
FIXED INCOME FUNDS

SCHWAB TOTAL BOND MARKET FUND                         Seeks high current income by tracking the performance
                                                      of the Lehman Brothers U.S. Aggregate Bond Index
                                                      ("Lehman Index"). The fund primarily invests in a
                                                      diversified portfolio of investment grade debt
                                                      instruments with varying maturities and is designed to
                                                      track the performance of the Lehman Index. The Lehman
                                                      Index includes investment-grade government, corporate,
                                                      mortgage-, commercial mortgage-and asset-backed bonds
                                                      that are denominated in U.S. dollars and have
                                                      maturities longer than one year.
------------------------------------------------------------------------------------------------------------
SCHWAB YIELDPLUS FUND(R)                              Seeks high current income with minimal changes in
                                                      share price. The fund primarily invests in investment
                                                      grade and medium grade bonds and seeks to keep the
                                                      average duration of its portfolio at one year or less.
                                                      The fund's investment strategy is designed to offer
                                                      the potential for somewhat higher yields than a money
                                                      market fund. The fund is an ultra-short bond fund and
                                                      is not a money market fund.
MONEY MARKET FUNDS

SCHWAB VALUE ADVANTAGE MONEY FUND                     Seeks highest current income consistent with stability
                                                      of capital and liquidity. Invests in high-quality,
                                                      U.S. dollar-denominated money market securities. The
                                                      fund seeks to maintain a stable $1 share price.

18  Schwab Target Funds

PRINCIPAL RISKS OF THE UNDERLYING FUNDS

The value of your investment in the funds is based primarily on the prices of the underlying funds that the funds purchase. In turn, the price of each underlying fund is based on the value of its securities. The prices of these securities change daily and each underlying fund's performance reflects the risks of investing in a particular asset class or classes. Certain of the underlying funds reflect the risks of equity investing, while others reflect the risks of investing in fixed income securities or foreign securities. The degree to which the risks described below apply to a particular fund varies according to its asset allocation.

PRINCIPAL RISKS COMMON TO THE UNDERLYING FUNDS

- INVESTMENT RISK. An investment in the underlying funds is not a bank deposit. The funds' investments in the underlying funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

- MARKET RISK. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of the funds' investments in the underlying funds will fluctuate, which means that the funds could lose money on their investment.

- MARKET SEGMENT RISK. The underlying funds invest their assets in accordance with their own distinct investment objectives. As a result, the performance of an underlying fund will correlate directly with the performance of the particular segment of the stock or bond market that the fund invests in (e.g., large-cap securities, small-cap securities, foreign securities, fixed income securities or dividend-paying common stocks). This may cause the underlying fund to underperform funds that do not similarly restrict their investments to a particular market segment.

- MANAGEMENT RISK. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or sub-adviser) will make poor stock selections. An underlying fund's adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, with respect to certain of the underlying funds, the investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause these underlying funds to underperform other funds with a similar investment objective.

PRINCIPAL RISKS OF THE UNDERLYING EQUITY FUNDS

- EQUITY RISK. The prices of equity securities in which the underlying funds invest rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

- LARGE- AND MID-CAP RISK. An underlying fund's investments in large- and mid-cap companies will reflect the risks associated with the large-cap and mid-cap segments of the stock market. Both large-cap and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap stocks fall behind other types of investments--small-cap stocks, for

                                                         Schwab Target Funds  19
  instance--the performance of an underlying fund that focuses its investments in large-and mid-cap securities will lag these investments.

- SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Accordingly, underlying funds that invest in small-cap securities may be more volatile than underlying funds that invest in large- and mid-cap securities. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. In addition, smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete. During a period when small-cap stocks fall behind other types of investments--large-cap stocks, for instance--the performance of an underlying fund that focuses its investments in small-cap securities will lag these investments.

- FOREIGN SECURITIES RISK. An underlying fund's investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. An underlying fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. During any period when foreign securities underperform other types of investments--U.S. securities, for instance--the performance of an underlying fund that focuses its investments in foreign securities will lag these investments.

- EMERGING MARKETS RISK. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

- CURRENCY RISK. As a result of an underlying fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the underlying fund would be adversely affected.

- "GROWTH" INVESTING RISK. Certain of the underlying funds pursue a "growth style" of investing. Growth investing focuses on a company's prospects for growth of revenue and earnings. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks also can perform

20  Schwab Target Funds
  differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.

- "VALUE" INVESTING RISK. Certain of the underlying funds may pursue a "value style" of investing. Value investing focuses on companies whose stocks appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If an underlying fund's investment adviser's (or sub-adviser's) assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the underlying fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

- PORTFOLIO TURNOVER RISK. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund's performance and may increase the likelihood of capital gain distributions.

- DERIVATIVES RISK. Certain of the underlying funds may use derivatives (including futures) to enhance returns or hedge against market declines. An underlying fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
  (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the underlying fund.

- EXCHANGE-TRADED FUNDS (ETFS) RISK. Certain of the underlying funds may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When an underlying fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro-rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.

- CONVERTIBLE SECURITIES RISK. Certain of the underlying funds may invest in convertible securities, which are debt obligations that pay income, but which may convert into common or preferred stock under certain circumstances. These investments, which are often issued by smaller or less established companies, are subject to the equity risks described above, but they also are subject to fixed income risks described below. For example, an issuer may fail to pay interest or dividends, and prices of convertible securities generally will fall when interest rates rise.

- SECURITIES LENDING RISK. Certain of the underlying funds may lend their portfolio securities to earn additional income. Any loans of portfolio securities by an underlying fund are fully collateralized. However, if the borrowing institution defaults, the underlying fund's performance could be reduced.

PRINCIPAL RISKS OF THE UNDERLYING FIXED-INCOME AND MONEY MARKET FUNDS

- INTEREST RATE RISK. The underlying fixed income funds are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, an underlying fund's yield will change over time. During periods when interest rates are low, an underlying fund's yield (and total return) also may be low. Changes in interest rates also may affect an underlying fund's share price: a sharp rise in interest rates could cause the fund's share price to fall. This risk is greater when the underlying fund holds bonds with longer maturities. To the extent that the investment adviser (or sub-adviser) of an underlying

                                                         Schwab Target Funds  21
  fund anticipates interest rate trends imprecisely, the underlying fund could miss yield opportunities or its share price could fall.

- CREDIT RISK. The underlying fixed income funds are subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. Although each of the underlying funds invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. Lower-quality bonds (commonly called "junk bonds") are considered speculative with respect to the issuer's ability to make principal and interest payments. In addition, prices of lower quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy.

- PREPAYMENT AND EXTENSION RISK. The underlying funds' investments in fixed income securities are subject to the risk that the bonds may be paid off earlier or later than expected. Either situation could cause the underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an underlying fund that holds these securities may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of an underlying fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

- U.S. GOVERNMENT SECURITIES RISK. Many of the U.S. government securities that the underlying funds invest in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Securities such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association and the Federal Home Loan Bank are supported by limited lines of credit maintained by their issuers with the U.S. Treasury. Others, such as obligations issued by the Federal Farm Credit Banks Funding Corporation, are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the underlying funds own do not extend to shares of the underlying funds themselves.

- MONEY MARKET FUND RISK. In addition to the risks discussed under "Investment Risk" above, an investment by the funds in an underlying money market fund has additional risks. For example, although the underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

- FOREIGN SECURITIES RISK. An underlying fund's investments in fixed income securities of foreign companies subjects the underlying fund to additional risks. Please see "Foreign securities risk" and "Currency risk" sections above for a discussion of these additional risks.

22  Schwab Target Funds

                  FUND MANAGEMENT

                  The investment adviser for the funds is Charles Schwab Investment Management, Inc. (CSIM), 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds(R). The firm manages assets for more than 5 million shareholder accounts and has more than $178 billion under management. (All figures on this page are as of 10/31/06.)

                  As the investment adviser, the firm oversees the asset management and administration of the funds. The firm does not receive a fee for the services it performs for the funds. However, the firm is entitled to receive an annual management fee from each of the underlying funds.

                  A discussion regarding the basis for the Board of Trustees' approval of each fund's investment advisory agreement is available in each fund's 2006 annual report, which covers the period of 11/01/05 through 10/31/06.

                  PORTFOLIO MANAGERS

                  JEFFREY MORTIMER, CFA, senior vice president and chief investment officer, equities, of the investment adviser, is responsible for the overall management of each of the funds. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.

                  KIMON DAIFOTIS, CFA, senior vice president and chief investment officer, fixed-income, of the investment adviser, is responsible for the overall management of the bond and cash portions of the funds. Prior to joining the firm in September 1997, he worked for more than 20 years in research and asset management.

                  CAROLINE LEE, a managing director and portfolio manager of the investment adviser, co-manages the fund. Prior to joining the firm in November 2005, she worked in asset management for over four years overseeing sub-advisor relationships in the pension group of a major corporation. She has also had three years of previous experience in investment management at another financial services firm.

                  TOM BROWN, a portfolio manager of the investment adviser, is responsible for day-to-day co-management of each of the funds. He joined Schwab in 1995, became a trader in 1999, and was named to his current position in 2004.

                  Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each fund is available in the Statement of Additional Information.

                  INVESTING IN THE FUNDS

                  On the following pages, you will find information on buying, selling and exchanging shares. Shareholders cannot place orders directly with the funds. Shareholders invest in the funds through an intermediary. Orders may be placed through your brokerage account at Charles Schwab & Co., Inc. (Schwab) or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the funds. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

PLACING ORDERS

The information on these pages outlines how you can place "good orders," which are orders made in accordance with a fund's policies to buy, sell, or exchange shares of a fund.

Your intermediary, including Schwab, may impose different or additional conditions than the funds on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the funds. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The funds are not responsible for the failure of your intermediary to carry out its responsibilities.

Schwab, the investment adviser and their affiliates may pay certain intermediaries or their third party administrators for performing shareholder, recordkeeping, administrative, accounting, transfer agency or other services for their customers. In addition, Schwab, the investment adviser and their affiliates may pay certain intermediaries for providing distribution, marketing, promotional or other related services. The payments described by this paragraph may be substantial but are paid by Schwab, the investment adviser and their affiliates, not by a fund or its shareholders.

BUYING SHARES

To purchase shares of the funds, place your orders through your Schwab account or through an account at another intermediary.

INVESTMENT MINIMUMS

CHOOSE A FUND. The minimum investment requirement is below.

MINIMUM INITIAL INVESTMENT
----------------------------------------------------------------
$2,500 ($1,000 for retirement, educational and custodial
  accounts. On or about April 2, 2007, $100 for custodial
  accounts.)

These minimums may be waived for certain retirement plans, including Schwab Corporate Services retirement plans and plan participants, and for shareholders who roll into an IRA from an exempted retirement plan. These minimums may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for education savings or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs.

DISTRIBUTION OPTIONS

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                 FEATURES
-----------------------------------------------------------------------
REINVESTMENT           All dividends and capital gain distributions are
                       invested automatically in shares of your fund


CASH/REINVESTMENT MIX  You receive payment for dividends, while any capital gain distributions are invested in shares of your fund


CASH You receive payment for all dividends and capital gain distributions.

METHODS FOR PLACING ORDERS

PLACE YOUR ORDER. Shareholders may not place orders directly with the funds. Please contact your intermediary to learn how to place orders.

26  Investing in the funds

SELLING AND EXCHANGING SHARES

To redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares.

When selling or exchanging shares, you should be aware of the following fund policies:

- The funds may take up to seven days to pay sale proceeds.

- The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

- Exchange orders are limited to other Schwab Funds(R) or Laudus MarketMasters Fund TM that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

--------------------------------------------------------------------------------
THE FUNDS RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To change or waive a fund's investment minimums.

- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.
--------------------------------------------------------------------------------


TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A fund calculates its share price, each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received by a fund in good order on or prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

When you place an order, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with a fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.

In valuing underlying fund investments, the funds use the NAVs reported by their underlying funds. In valuing other portfolio securities, the funds use market quotes or official closing prices if they are readily available. In cases where quotes are not readily available, a fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.

Shareholders of the funds should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of some of a fund's securities may change on days when it is not possible to buy or sell shares of the funds.

28  Investing in the funds

POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING. Each fund is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact a fund's performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund's shares.

Each fund's Board of Trustees has adopted policies and procedures that are designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include: trade activity monitoring, redemption fees and fair value pricing. Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that engage in such activities. In addition, these methods (other than redemption fees) are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund's long-term shareholders. Each fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

The funds may also defer to an intermediary's frequent trading policies with respect to those shareholders who invest in the funds through such intermediary. The funds will defer to an intermediary's policies only after the funds determine that the intermediary's frequent trading policies adequately protect fund shareholders. Transactions by fund shareholders investing through such intermediaries will be subject to the restrictions of the intermediary's frequent trading policies, which may differ from those of the funds. Shareholders should consult with their intermediaries to determine the frequent trading restrictions that apply to their fund transactions.

TRADE ACTIVITY MONITORING. Each fund, through its service providers, maintain trade activity monitoring procedures with respect to the purchase, sale and exchange of fund shares. This process involves reviewing transactions that exceed certain monetary thresholds within specified time intervals. Trading activity identified by these factors, or from other information then available (such as the actual trading pattern or dollar amount of the transactions), will be evaluated to determine whether such activity is detrimental to the fund.

If, as a result of this trade activity monitoring, a fund believes that a shareholder has engaged in market timing, it may, in its sole discretion, request the shareholder to stop such market timing activities or refuse to process purchases or exchanges in the shareholder's account. Each fund specifically reserves the right to reject any purchase or exchange orders by any investor or group of investors indefinitely for any reason. Transactions placed in contravention of a fund's market timing policies are not necessarily deemed accepted by the fund and may be canceled or revoked by the fund on the next business day following receipt by the fund.

Fund shares may be held through 401(k) and other group retirement plans and other omnibus arrangements maintained by other intermediaries. Omnibus accounts allow intermediaries to aggregate their customers' investments in one account and to purchase, redeem and exchange fund shares without the identity of a particular customer being known to a fund. A number of these financial intermediaries may not have the capability or may not be willing to apply the funds' market timing policies. As a result, a fund cannot assure that its policies will be enforced with regard to fund shares held through such omnibus arrangements. While each fund may monitor share turnover at the omnibus account level, a fund's ability to monitor and detect market timing by particular shareholders in these omnibus accounts is limited, and, therefore, the fund may not be able to determine whether trading by these shareholders is contrary to the fund's market timing policies.

REDEMPTION FEES. Except for the Schwab Retirement Income Fund, each fund may impose a short-term redemption fee on any fund shares that are redeemed or exchanged by a shareholder within a specified number of days, as detailed below, of the purchase date. These funds, the target year funds, impose the redemption fees in an effort to deter short-term trading, to facilitate efficient fund management, to minimize the impact on fund performance and to offset fund transaction costs and other expenses. The target year funds charge a redemption fee of 2.00% on shares sold or exchanged 30 days or less after purchasing them. These fees may be imposed to the extent the shares redeemed exceed the number of shares that have been held more than the specified number of days. The target year funds treat shares that have been held the longest as being redeemed first and shares that have been held the shortest as being redeemed last. Fund shares purchased with reinvested dividends are not subject to redemption fees. The target year funds retain the proceeds of the redemption fees for the benefit of the remaining shareholders.

As noted above, the fund shares may be held in omnibus accounts by financial intermediaries. Currently, only certain intermediaries have the systems capability to collect the redemption fees on behalf of the fund. Even intermediaries that do have the capability may use criteria and methods for tracking, applying and calculating the fees that are different from those of a fund or may be unwilling to collect the fees. As such, a fund may not be able to collect redemption fees through these intermediaries. Each fund notifies all financial intermediaries of its policy and will encourage all financial intermediaries to develop the capability to begin collecting the redemption fees from all of their customers that invest in the fund.

30  Investing in the funds

Each target year fund reserves the right to waive its redemption fee if the fund or its service providers believe that such waivers are consistent with the best interests of the fund and its long-term shareholders. For example, the redemption fees may not be assessed in the following non-exclusive list of transactions: redemptions by tax-advantaged retirement plans; redemptions by certain fee-based or wrap programs; redemptions pursuant to rebalancing programs or systematic withdrawal plans established with the fund or financial intermediaries; redemptions by charitable giving funds; redemptions by registered investment companies; and redemptions initiated by the fund. Each fund also reserves the right to modify or eliminate the redemption fees or waivers at any time.

FAIR VALUE PRICING. The Board of Trustees has adopted procedures to fair value each fund's securities when market prices are not "readily available" or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter "arbitrage" market timers, who seek to exploit delays between the change in the value of a fund's portfolio holdings and the net asset value of the fund's shares, and seeks to ensure that the prices at which the fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

Each fund makes fair value determinations in good faith in accordance with the fund's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The respective prospectuses for the underlying funds in which the funds invest explain the circumstances in which those funds will use fair value pricing and the effects of fair value pricing.

PORTFOLIO HOLDINGS INFORMATION. A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' Statement of Additional Information.

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN A FUND TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS A FUND EARNS. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record except for the Schwab Retirement Income Fund, which typically makes income distributions at the end of every month. During the fourth quarter of the year, typically in early November, an estimate of each fund's year-end distribution, if any, may be made available on the fund's website: www.schwab.com/schwabfunds.

UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(K) OR OTHER TAX-ADVANTAGED RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in a fund. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

--------------------------------------------------------------------------------
MORE ON QUALIFIED DIVIDEND INCOME AND DISTRIBUTIONS

Dividends that are designated by the fund as qualified dividend income are eligible for a reduced maximum tax rate. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations.

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.
--------------------------------------------------------------------------------


GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another Schwab Fund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer.

AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

32  Investing in the funds

NOTES

   TO LEARN MORE

   This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources:

   ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, contain more information about the funds' holdings and detailed financial information about the funds. Annual reports also contain information from the funds' managers about strategies, recent market conditions and trends and their impact on fund performance.

   The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus making it legally part of the prospectus. For a free copy of any of those documents or to request other information or ask questions about the funds, call Schwab Funds(R) at 1-800-435-4000. In addition you may visit Schwab Funds' web site at www.schwab.com/schwabfunds for a free copy of a prospectus, SAI or an annual or semi annual report.

   The SAI, the funds' annual and semi annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http//www.sec.gov). You can obtain copies of this information, after paying a duplicating fee by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC Washington DC 20549-0102. You can also review and copy information about the funds, including the funds' SAI at the SEC s Public Reference Room in Washington DC Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.



   SEC FILE NUMBER

    Schwab Target 2010 Fund                   811-7704
    Schwab Target 2020 Fund                   811-7704
    Schwab Target 2030 Fund                   811-7704
    Schwab Target 2040 Fund                   811-7704
    Schwab Retirement Income Fund             811-7704




   REG32636FLT-02

SCHWAB TARGET FUNDS

PROSPECTUS
February 28, 2007

                                                           [CHARLES SCHWAB LOGO]

   SCHWAB VIEWPOINTS FUND TM
   (FORMERLY LAUDUS BALANCED MARKETMASTERS FUND TM)

                                                               SCHWAB FUNDS LOGO

   Prospectus
   February 28, 2007

   As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is
   committing a federal crime.                             [CHARLES SCHWAB LOGO]

SCHWAB VIEWPOINTS FUND TM
(FORMERLY LAUDUS BALANCED MARKETMASTERS FUND TM)


       ABOUT THE FUND

          Strategy.................................................    2

          Risks....................................................    7

          Performance..............................................   11

          Fund fees and expenses...................................   11

          Financial highlights.....................................   12

          Fund management..........................................   14

       INVESTING IN THE FUND

          Placing orders...........................................   18

          Buying shares............................................   19

          Selling/exchanging shares................................   20

          Transaction policies.....................................   21

          Distributions and taxes..................................   25

                  ABOUT THE FUND

The fund in this prospectus uses a "multi-manager" strategy. The fund's investment adviser, Charles Schwab Investment Management, Inc. (CSIM), uses rigorous criteria to select investment managers with proven long-term track records to manage a portion of the fund's assets. By combining the strengths of different managers, the fund seeks to bring together a variety of market capitalization ranges across investment styles that include:

VALUE an approach that seeks companies whose stocks appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow

GROWTH an approach that focuses on a company's prospects for growth of revenue and earnings

BLEND an approach involving elements of value and growth styles

In addition to selecting the investment managers and allocating fund assets among them, CSIM is responsible for managing a portion of the fund's assets, as well as, monitoring and coordinating the overall management of the fund. Each business day, CSIM reviews the fund's holdings, evaluates the performance of the investment managers, watches for any incidental overweighting in a security or industry, and looks for opportunities to offset capital gains with losses.

The talents of seasoned investment managers, along with CSIM's ability to assemble and oversee them, are expected to result in strong, diversified and sound investment choices.

The fund is designed for long-term investors. The fund's performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB VIEWPOINTS FUND
Ticker symbols:  Investor Shares: SWOBX  Select Shares: SWMBX

--------------------------------------------------------------------------------
THE FUND SEEKS CAPITAL GROWTH AND INCOME.

ASSET ALLOCATION AND INVESTMENT STRATEGIES

Asset allocation is a strategy of investing specific percentages of the fund in various asset classes.

Normally, the fund expects to invest approximately 45% to 75% of its assets in stocks and other equity securities and the rest in bonds, other fixed income securities and cash or cash equivalents. This allocation is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bonds and other fixed income securities.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS IN EQUITY AND FIXED INCOME SECURITIES, AS DESCRIBED IN THE ADJACENT COLUMN. For its equity portion, the fund expects to invest in large- and small-cap U.S. companies. In addition, the fund will invest in equity securities of companies in developed or emerging markets, outside the United States. For its fixed income portion, the fund expects to invest primarily in investment-grade debt instruments, but also may invest to a limited extent in high yield securities ("junk bonds"), and the weighted average duration of the fixed income portion will normally be within approximately two years of the Lehman Brothers U.S. Aggregate Bond Index, which was 4.46 years, as of December 31, 2006.

In addition to managing a portion of the fund's assets itself, CSIM allocates portions of the fund's assets to several investment managers, who then manage their respective portions under the general supervision of CSIM. In choosing the other investment managers and their allocations, CSIM considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, Charles Schwab & Co. Inc.'s viewpoints on the stock and bond markets over the next 6-12 months, and the investment managers' performance in various market conditions.

In determining which securities to buy and sell, the investment managers use active management methods--that is, methods based on their judgments about such factors as a company's financial condition and prospects, its stock and bond prices, and the economy in general or quantitative techniques. Although each equity investment manager uses its own securities selection process and invests within a specific market capitalization range and investment style, all equity investment managers look for securities that have the potential for capital appreciation. The fixed income investment manager invests for maximum total return consistent with preservation of capital and prudent investment management.

2  Schwab Viewpoints Fund

The fund may invest in securities denominated in foreign currencies as well as U.S. dollar-denominated securities of foreign issuers. The fund also may invest in derivatives, such as options, futures (a contract to buy or sell a specific financial instrument at a specified price at a specific future time), and swap agreements (a contract between the fund and another party to exchange a set of payments that the fund owns for a set of payments owned by the other party) and exchange-traded funds including taking long and short positions in exchange-traded funds. Exchange-traded funds hold portfolios of securities generally in proportion to the securities in a given market, sector or international index. These positions allow the fund assets invested to track the performance and dividend yield in the applicable broad market, sector or international index. CSIM may use these investments as part of an overlay strategy to expose the fund to investment opportunities without investing directly in these securities. The fund also may use certain investment techniques (such as buy backs or dollar rolls) to obtain market exposure to the instruments in which it invests. In addition, the fund may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund's investments in fixed income securities may include: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities"); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; obligations of international agencies or supranational entities; and derivatives based on fixed income securities.

The following table identifies the fund's investment managers, their area of focus and asset allocation. For more details, see the "Fund management" section of this prospectus.

                                                                            ALLOCATION OF
                                                                            NET ASSETS AS
INVESTMENT MANAGER                                  INVESTMENT STYLE       OF 12/31/06 (%)
-------------------------------------------------------------------------------------------
CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.          Large-cap blend                     5.1
                                                    Small-cap blend                     7.6
GARDNER LEWIS ASSET MANAGEMENT L.P.                 Large-cap growth                   17.1
HARRIS ASSOCIATES L.P.                              International Value                17.0
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC           Fixed income--
                                                    Total return                       29.5
TCW INVESTMENT MANAGEMENT COMPANY                   Large-cap value                    18.4
CASH, OVERLAY INVESTMENTS, AND OTHER ASSETS                                             5.3

                                                       Schwab Viewpoints Fund  3

CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.'S ("CSIM") investment process for the large-cap and small-cap allocations focuses on the common stocks of U.S. companies. For both the large-cap and small-cap allocations, CSIM seeks to assemble a portfolio using Schwab Equity Ratings(R) to aid its stock selection. Schwab Equity Ratings represents Schwab's point-of-view on the 12-month performance outlook for approximately 3,000 of the largest (by market capitalization) U.S.-headquartered stocks using a scale of "A," "B," "C," "D" and "F." Schwab's outlook is that "A" rated stocks, on average, will strongly outperform and "F" rated stocks, on average, will strongly underperform the equities market over the next 12 months. Generally, CSIM seeks to invest in stocks that are rated "A" or "B" at the time of purchase, but CSIM may purchase "C"-rated stocks for purposes of sector diversification. If a stock held by the portfolio is downgraded to a rating below "C", CSIM will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of sector diversification. The portfolio managers will consider the current market environment and any potential negative impact on the portfolio in determining when to sell a downgraded stock. In addition, CSIM may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the portfolio. Schwab Equity Ratings are based on a disciplined methodology that evaluates each stock on the basis of investment criteria from four broad categories: Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.

The Fundamentals grade underlying the Schwab Equity Rating is based upon several earnings quality measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, improving asset utilization, and a track record of reporting earnings that exceed consensus forecasts tend to have better Fundamentals grades. The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. Stocks with attributes such as high levels of operating income and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with shrinking shares outstanding and with relatively few total shares sold short tend to have better Valuation grades. The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong relative price performance, and decreasing short interest tend to have better Momentum grades. The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Larger stocks with attributes such as stable sales growth tend to have better Risk grades.

CSIM uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected

4  Schwab Viewpoints Fund
return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry and sector diversification, and volatility considerations.

GARDNER LEWIS ASSET MANAGEMENT L.P.'S ("GARDNER LEWIS") investment process focuses on companies that show superior prospects for earnings growth. By developing and maintaining contacts with management, customers, competitors, and suppliers of current and potential companies, the manager attempts to invest in those companies undergoing positive changes that have not yet been recognized by "Wall Street" analysts and the financial press. Companies within the Gardner Lewis portfolio typically show strong earnings growth when compared to the previous year's comparable period. Gardner Lewis generally avoids companies that have excessive levels of debt, and favors investment in companies whose price-to-earnings ratio when purchased is less than that company's projected growth rate for the coming year. In selecting these companies, the manager includes analysis of the following: growth rate of earnings; financial performance; management strengths and weaknesses; current market valuation in relation to earnings growth; historic and comparable company valuations; level and nature of the company's debt, cash flow, and working capital; and quality of the company's assets. The number of holdings in the Gardner Lewis portfolio is limited to 50 stocks; therefore, any new position must displace all or part of an existing portfolio holding. This forced displacement requires the constant re-evaluation of each one of the holdings in the context of new opportunities. While securities generally are acquired for the long term, they may be sold under any of the following circumstances: forced displacement by a better idea; realization of the manager's price objective; disparity between Wall Street expectations and what Gardner Lewis perceives to be reality; and deteriorating fundamentals.

HARRIS ASSOCIATES L.P. ("HARRIS") is a value investor and utilizes a fundamental, bottom up investment approach. They look for above average businesses trading at below average prices that are run by managers who act to maximize the value of the business for shareholders. Harris purchases stock that they believe to be out of favor for temporary (not secular) reasons, and trade at a significant discount to their estimated intrinsic business value. For each of the stocks on Harris's internal, approved list, buy and sell targets are established when the stock is first added to this list. These targets, determined by the analyst, are reviewed regularly to ensure they reflect current company fundamentals. Each stock is rated "buy," "hold," or "sell" based on the current stock price in relation to analyst buy/sell target. Harris sells a stock for four reasons: when a stock achieves 90% of its fair value; when there is significantly more attractive investment; when they detect a deterioration in company fundamentals; or when they discern that management is no longer a steward of shareholder interests.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC'S ("PIMCO") investment process is based upon a long-term approach, which utilizes both "top down" and "bottom up" strategies. Top down strategies focus on duration,

                                                       Schwab Viewpoints Fund  5
yield curve positioning, volatility and sector rotation while bottom up strategies drive their security selection process and facilitate the identification and analysis of undervalued securities. PIMCO believes that no single strategy should dominate returns, therefore its total return strategy relies on multiple sources of value added. PIMCO's buy, sell or hold decisions are made in order to optimize the risk/return and the relative value characteristics of the securities, thus current holdings are constantly re-evaluated for their relative attractiveness versus investments available in the marketplace. For instance, securities are sold when they individually no longer represent good value when superior risk/return potential exists in substitute positions (factoring in transaction costs), or when they no longer fit with the macroeconomics or structural strategies in the fund.

TCW INVESTMENT MANAGEMENT COMPANY ("TCW") uses a large-cap relative value strategy where they seek undervalued, large-cap stocks where the company has a fundamental catalyst or competitive advantage which will ultimately be recognized by the market place and appreciate in value. TCW's bottom up approach utilizes a three-step process. First, they screen the investable universe for companies that meet one or more value characteristic that is equal to or lower than the equivalent characteristic for the overall market. These characteristics include one or more of the following indicators: price to earnings, price to cash flow, price to book value, and price to sales ratios. Dividend paying companies are preferred, but not mandatory. The second step is to determine if there is a fundamental catalyst that will make the stock value be realized in the market place such as: new or strong management, new products or market niche, a restructuring, or earnings surprise. The third step is TCW's disciplined approach with respect to both their portfolio construction, which emphasizes broad sector diversification, and their sell discipline, which emphasizes market recognition of strong fundamentals, leading to high earnings growth. TCW believes by generally having at least a minimum of 0.5 times or a maximum of 2.0 times the weighting of each major economic sector in the discipline, they will reduce risk over time.

The fund may buy and sell portfolio securities actively. In addition, one investment manager may purchase portfolio securities at the same time that another investment manager sells the same securities. As a result, the fund's portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

6  Schwab Viewpoints Fund

                        Long-term investors seeking a blend of stock and bond investments may want to consider this fund.

RISKS

MARKET RISK. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

ASSET ALLOCATION RISK. The fund's particular asset allocation can have a significant effect on performance. The fund manages its allocation with long-term performance in mind, and does not seek any particular type of performance in the short-term. Because the risks and returns of different asset classes can vary widely over any given time period, the fund's performance could suffer if a particular asset class does not perform as expected.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE- AND MID-CAP RISK. Many of the risks of this fund are associated with its investments in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments--bonds or small-cap stocks, for instance--the fund's performance also will lag those investments.

SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the fund's performance also will lag those investments.

INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. Changes in interest rates also may affect the fund's share price: a sharp rise in interest rates could cause the fund's share price to fall. This risk is greater when the fund holds bonds with longer maturities. To the extent that an investment sub-adviser of the fund anticipates interest rate trends imprecisely, the fund could miss yield opportunities or its share price could fall.

CREDIT RISK. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. Although the fund invests primarily in investment-grade securities, the fund

                                                       Schwab Viewpoints Fund  7
could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

PREPAYMENT AND EXTENSION RISK. The fund's fixed income investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

MORTGAGE DOLLAR ROLLS RISK. The fund's mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

MANAGEMENT RISK. As with all actively managed funds, the strategies of the fund's managers--its investment adviser and investment managers--may not achieve their desired results. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies' future growth, a manager's expectations may prove to be unfounded. The fund's investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform other funds with a similar investment objective.

FOREIGN INVESTMENT RISK. The fund's investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or

8  Schwab Viewpoints Fund
extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities' markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of the fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected.

INFLATION-PROTECTED SECURITIES RISK. The value of inflation-protected securities generally will fluctuate in response to changes in "real" interest rates. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. The value of an inflation-protected security generally decreases when real interest rates rise and generally increase when real interest rates fall. In addition, the principal value of an inflation-protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation-protected security will be adjusted downwards, and consequently, the interest payable on the security will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the United States Treasury in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond to be repaid at maturity is subject to credit risk.

INVESTMENTS IN EXCHANGE--TRADED FUNDS. The fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

EMERGING MARKETS RISK. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

                                                       Schwab Viewpoints Fund  9

MULTI-MANAGER RISK. Although CSIM monitors and seeks to coordinate the overall management of the fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund's exposure to a given stock, industry, investment style, or type of bond could unintentionally be smaller or larger than if the fund had a single manager.

DERIVATIVES RISK. The fund may use derivatives to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include
(i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund. In addition, investments in derivatives may involve leverage, which is discussed below.

LEVERAGE RISK. Certain fund transactions, such as derivatives, short sales, dollar rolls or repurchase agreements, or reverse repurchase agreements, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund's portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

SHORT SALES RISK. Short sales are transactions in which the fund sells a security it does not own. To complete a short sale, the fund must borrow the security to deliver to the buyer. The fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.

CREDIT RISK OF CERTAIN U.S. GOVERNMENT SECURITIES. The fund invests in securities which are guaranteed by the full faith and credit of the U.S. Government, as well as securities that are not guaranteed or insured by the U.S. Government. For example, securities such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association and the FHLB are supported by limited lines of credit maintained by their issuers with the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation, are supported solely by the credit of their issuer. There can be no assurance that the U.S. Government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Therefore, the fund could lose money if an issuer or guarantor of these investments fails to make timely principal or interest payments or otherwise honor its obligations. Also, any government guarantees on securities the fund owns do not extend to shares of the fund themselves.

10  Schwab Viewpoints Fund

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. Because the fund originally used a different asset allocation strategy and a multi-fund strategy, its performance prior to June 3, 2002, does not reflect the fund's current strategy and may have been different if it did.

The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.

ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES

[BAR CHART]

      16.51   13.59   25.77   (5.16)  (4.97)  (9.48)  23.21   10.44    4.96    8.44

        97      98      99      00      01      02      03      04      05      06

BEST QUARTER: 18.58% Q4 1999
WORST QUARTER: (10.97%) Q3 2001

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                                                                                               Since
                                                               1 year   5 years   10 years   inception
------------------------------------------------------------------------------------------------------
INVESTOR SHARES
 Before taxes                                                   8.44     6.99       7.72        7.68 1
 After taxes on distributions                                   7.08     6.31       5.97        5.90 1
 After taxes on distributions
   and sale of shares                                           6.44     5.77       5.68        5.62 1

SELECT SHARES(R)
 Before taxes                                                   8.56       --         --        9.06 2

S&P 500(R) INDEX                                               15.79     6.19       8.42        8.39 3

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX                       4.33     5.06       6.23        6.13 3

1 Inception: 11/18/96. 2 Inception: 6/3/04. 3 From: 11/18/96.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as the fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

SHAREHOLDER FEES                                    INVESTOR   SELECT
  (% of transaction amount)                          SHARES   SHARES(R)
--------------------------------------------------------------------------------
Redemption fee*                                       2.00      2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                       0.78      0.78
Distribution (12b-1) fees                             None      None
Other expenses
  Dividend expenses on securities sold short          0.01      0.01
  Acquired fund fees and expenses**                   0.00      0.00
  Remainder of other expenses                         0.47      0.42
                                                    -----------------
  Total of other expenses                             0.48      0.43
                                                    -----------------
Total annual operating expenses                       1.26      1.21
Less expense reduction                               (0.15)    (0.25)
                                                    -----------------
NET OPERATING EXPENSES***                             1.11      0.96
                                                    -----------------

* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

**  Restated to reflect current expenses.

*** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes, certain non-routine expenses, and expenses for dividends on securities sold short) of the Investor Shares and Select Shares to 1.10% and 0.95%, respectively, through 2/27/08. "Net operating expenses" does not reflect custody credits received.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                          1 year        3 years        5 years        10 years
--------------------------------------------------------------------------------
INVESTOR SHARES            $113           $385           $677          $1,509
SELECT SHARES              $ 98           $359           $641          $1,444

                                                      Schwab Viewpoints Fund  11

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                            11/1/05-   11/1/04-   11/1/03-   11/1/02-   11/1/01-
INVESTOR SHARES                             10/31/06   10/31/05   10/31/04   10/31/03   10/31/02
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       12.85      11.88      11.07       9.35      10.12
                                            -----------------------------------------------------------------

Income or loss from investment operations:
  Net investment income                       0.25 1     0.15       0.08       0.12       0.20

  Net realized and unrealized gains or
    losses                                    0.83 1     0.91       0.86       1.75      (0.73)
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                1.08       1.06       0.94       1.87      (0.53)

Less distributions:
  Dividends from net investment income       (0.16)     (0.09)     (0.13)     (0.15)     (0.24)
  Distributions from net realized gains      (0.38)        --         --         --         --
                                            -----------------------------------------------------------------
Total distributions                          (0.54)     (0.09)     (0.13)     (0.15)     (0.24)
                                            -----------------------------------------------------------------
Net asset value at end of period             13.39      12.85      11.88      11.07       9.35
                                            -----------------------------------------------------------------
Total return (%)                              8.59       8.92       8.59      20.25      (5.55)

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                      1.03 2     1.10       1.10       1.10       0.76 3,4
  Gross operating expenses                    1.26       1.27       1.32       1.33       1.10 4
  Net investment income                       1.90       1.14       0.68       1.13       1.89

Portfolio turnover rate                        244        283        242        256        380

Net assets, end of period ($ X 1,000,000)      122        130        130        109         97

1 Calculated based on the average shares outstanding during the period.

2 The ratio of net operating expenses would have been 1.10% if custody credits or dividend and interest expenses on short sales had not been included.

3The ratio of net operating expenses would have been 0.72% if certain non-routine expenses (proxy fees) had not been included.

4 Prior to the fund's change in structure of June 3, 2002, the expenses incurred by underlying funds in which the fund invested were not included in this ratio.

12  Schwab Viewpoints Fund

                                            11/1/05-   11/1/04-   6/3/04 1-
SELECT SHARES                               10/31/06   10/31/05   10/31/04
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       12.87      11.89       11.57
                                            -----------------------------------------------------------------

Income from investment operations:
  Net investment income                       0.29 2     0.15        0.02

  Net realized and unrealized gains           0.82 2     0.93        0.30
                                            -----------------------------------------------------------------
  Total income from investment operations     1.11       1.08        0.32

Less distributions:
  Dividends from net investment income       (0.19)     (0.10)         --
  Distributions from net realized gains      (0.38)        --          --
                                            -----------------------------------------------------------------
Total distributions                          (0.57)     (0.10)         --
                                            -----------------------------------------------------------------
Net asset value at end of period             13.41      12.87       11.89
                                            -----------------------------------------------------------------
Total return (%)                              8.79       9.11        2.77 3

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                      0.81 4     0.95        0.95 5
  Gross operating expenses                    1.24       1.22        1.29 5
  Net investment income                       2.21       1.32        0.73 5

Portfolio turnover rate                        244        283         242 3

Net assets, end of period ($ X 1,000,000)       28          9           2

1Commencement of operations.

2 Calculated based on the average shares outstanding during the period.

3 Not annualized.

4 The ratio of net operating expenses would have been 0.95% if custody credits or dividend and interest expenses on short sales had not been included.

5 Annualized.

                                                      Schwab Viewpoints Fund  13

                  FUND MANAGEMENT

The fund's investment adviser, Charles Schwab Investment Management, Inc., has more than $178 billion under management.

                  The investment adviser for the Schwab Viewpoints Fund(TM) is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds(R). The firm manages assets for more than 5 million shareholder accounts. (All figures on this page are as of 10/31/06.)

                  As the investment adviser, the firm oversees the asset management and administration of the fund. As compensation for these services, the firm receives a management fee from the fund. For the 12 months ended 10/31/06, the fees were 0.63% for the fund. The figure, which is expressed as a percentage of the fund's average daily net assets, represents the actual amounts paid, including the effects of reductions, and is based on the fees that applied for that period. CSIM pays the investment managers out of the management fee it receives.

                  A discussion regarding the basis for the Board of Trustees' approval of the fund's investment advisory agreement and sub-advisory agreements is available in the fund's 2006 annual report, which covers the period of 11/1/05 through 10/31/06.

                  Subject to oversight by the fund's Board of Trustees, the investment adviser acts as the "manager of managers" for the fund and has overall responsibility for the management of the fund. The investment adviser may recommend the appointment of additional or replacement investment managers to the fund's Board of Trustees. The fund and the investment adviser have received exemptive relief from the SEC to permit the investment adviser and the fund to hire or terminate investment managers without shareholder approval, subject to certain conditions. One of the conditions requires approval by the Board of Trustees before any such hiring is implemented. In addition, the exemptive order currently prohibits the investment adviser from entering into sub-advisory agreements with affiliates of the investment adviser without shareholder approval. Within 90 days of the hiring of any new investment manager, the investment adviser will furnish shareholders of the fund with the required information about the new investment manager.

                  JEFFREY MORTIMER, CFA, senior vice president and chief investment officer-equities, of the investment adviser, is responsible for the overall management of the fund. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.

                  CAROLINE LEE, a managing director and portfolio manager of the investment adviser, co-manages the fund. Prior to joining the firm in November 2005, she worked in asset management for over four years overseeing sub-advisor relationships in the pension group of a major corporation. She has also had three years of previous experience in investment management at another financial services firm.

                  VIVIENNE HSU, CFA, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the large-cap and small-cap allocations managed by CSIM. Prior to joining the firm in August 2004, she worked for more than 7 years in asset management and quantitative analysis at another investment firm.

                  LARRY MANO, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the large-cap and small-cap allocations managed by CSIM. Prior to joining the firm in November 1998, he worked for 20 years in equity management.

                  PAUL ALAN DAVIS, CFA, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the large-cap and small-cap allocations managed by CSIM. Prior to joining the firm in 2003, he worked for more than 12 years in portfolio management.

                  Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund is available in the Statement of Additional Information.

THE FUND'S OTHER INVESTMENT MANAGERS

The table below shows the fund's other investment managers and the individuals who serve as portfolio managers for each investment manager's portion of fund assets.

SCHWAB VIEWPOINTS FUND TM

                                 YEAR FOUNDED/
                                 ASSETS UNDER
OTHER INVESTMENT MANAGERS        MANAGEMENT
AND ADDRESSES                    (AS OF 12/31/06)  PORTFOLIO MANAGER(S)      EMPLOYMENT EXPERIENCE
--------------------------------------------------------------------------------------------------------------
GARDNER LEWIS ASSET MANAGEMENT   1990              W. Whitfield Gardner,     Began investment career in 1982.
L.P.                             $8.1 billion      Chairman and Chief        He founded Gardner Lewis in 1990.
285 Wilmington-West                                Executive Officer
Chester Pike
Chadds Ford, PA 19317

                                                   John L. Lewis, IV,        Began investment career in 1986.
                                                   President                 He founded Gardner Lewis in 1990.
--------------------------------------------------------------------------------------------------------------
HARRIS ASSOCIATES L.P.           1976              David G. Herro, C.F.A.,   Began investment career in 1986.
Two North LaSalle Street         $68.5 billion     Partner, Chief            Joined Harris Associates in 1992.
Suite 500                                          Investment Officer,
Chicago, IL 60602-3790                             International Equities
                                                   and Portfolio Manager

                                                   Chad M. Clark, C.F.A.,    Began investment career in 1995.
                                                   Partner, Analyst and      Joined Harris Associates in 1995.
                                                   Portfolio Manager
--------------------------------------------------------------------------------------------------------------
PACIFIC INVESTMENT               1971              Chris Dialynas is a       Chris Dialynas joined PIMCO in
MANAGEMENT COMPANY LLC           $667.8 billion    Managing Director,        1980. He has twenty-five years of
840 Newport Center Dr.                             portfolio manager, and a  investment experience.
Newport Beach, CA 92660                            senior member of PIMCO's
                                                   investment strategy
                                                   group. He is responsible
                                                   for the day-to-day
                                                   management of the fund's
                                                   assets.
--------------------------------------------------------------------------------------------------------------
TCW INVESTMENT                   1971              Diane E. Jaffee,          Began investment career in 1982.
MANAGEMENT COMPANY               $31.2 billion     CFA Managing Director     Joined TCW in 2001 when SG Cowen
865 South Figueroa St.                                                       Asset Management was acquired by
Suite 1800                                                                   TCW. Portfolio Manager of
Los Angeles, CA 90017                                                        investment strategy since 1992.

                                                   Matthew J. Spahn,         Began investment career in 1994.
                                                   Senior Vice President     Joined TCW in 2001 when SG Cowen
                                                                             Asset Management was acquired by
                                                                             TCW. Assistant Portfolio Manager
                                                                             of investment strategy since
                                                                             1999.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund is available in the Statement of Additional Information.

16  Fund management

                  INVESTING IN THE FUND

                  On the following pages, you will find information on buying, selling and exchanging shares. Shareholders cannot place orders directly with the fund. Shareholders invest in the fund through an intermediary. Orders may be placed through your brokerage account at Charles Schwab & Co., Inc. (Schwab) or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the fund. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

PLACING ORDERS

The information on these pages outlines how you can place "good orders," which are orders made in accordance with the fund's policies to buy, sell, or exchange shares of the fund.

Your intermediary, including Schwab, may impose different or additional conditions than the fund on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the fund. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The fund is not responsible for the failure of your intermediary to carry out its responsibilities.

Schwab, the investment adviser and their affiliates may pay certain intermediaries or their third party administrators for performing shareholder, recordkeeping, administrative, accounting, transfer agency or other services for their customers. In addition, Schwab, the investment adviser and their affiliates may pay certain intermediaries for providing distribution, marketing, promotional or other related services. The payments described by this paragraph may be substantial but are paid by Schwab, the investment adviser and their affiliates, not by the fund or its shareholders.

18  Investing in the fund

BUYING SHARES

To purchase shares of the fund, place your orders through your Schwab account or through an account at another intermediary.

INVESTMENT MINIMUMS

CHOOSE A SHARE CLASS. Your choice may depend on the amount of your investment. The Select Shares have lower expenses than the Investor Shares. You may convert your Investor Shares into Select Shares at any time if your account balance in the fund is at least $50,000. As discussed below, you must contact your intermediary to request an interclass exchange of your Investor Shares for Select Shares--conversion is not automatic. If you no longer meet the minimum balance requirement for Select Shares, the fund reserves the right to redeem your shares. Select Shares may not be available through intermediaries other than Schwab.

                         MINIMUM INITIAL          MINIMUM
SHARE CLASS              INVESTMENT               BALANCE
-------------------------------------------------------------------------
Investor Shares          $2,500 ($1,000 for       NONE
                         retirement, educational
                         and custodial accounts.
                         On or about April 2,
                         2007, $100 for
                         custodial accounts.)


Select Shares(R)         $50,000                  $40,000

Certain investment managers, including CSIM and managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares initial minimum investment and minimum balance requirements.

These minimums may be waived for certain retirement plans, including Schwab Corporate Services retirement plans and plan participants, and for shareholders who roll into an IRA from an exempted retirement plan. These minimums may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for education savings or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs.

DISTRIBUTION OPTIONS

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                 FEATURES
-----------------------------------------------------------------------
REINVESTMENT           All dividends and capital gain distributions are
                       invested automatically in shares of your share
                       class.


CASH/REINVESTMENT MIX  You receive payment for dividends, while any capital gain distributions are invested in shares of your share class.


CASH You receive payment for all dividends and capital gain distributions.

METHODS FOR PLACING ORDERS

PLACE YOUR ORDER. Shareholders may not place orders directly with the fund. Please contact your intermediary to learn how to place orders.

SELLING AND EXCHANGING SHARES

To redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares.

When selling or exchanging shares, you should be aware of the following fund policies:

- The fund may take up to seven days to pay sale proceeds.

- The fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund's assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

- Exchange orders are limited to other Schwab Funds(R) or Laudus MarketMasters FundsTM that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

20  Investing in the fund

--------------------------------------------------------------------------------
THE FUND RESERVES CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares upon 60 days written notice if the value of your investment in the fund falls below the stated minimum balance requirement for the fund or share class, as applicable.
- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.
- To change or waive the fund's or share class' investment minimums.
- To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.
- To withdraw or suspend any part of the offering made by this prospectus.
--------------------------------------------------------------------------------


TRANSACTION POLICIES

THE FUND IS OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The fund calculates its share price for each of its share classes each business day as of the close of the NYSE (generally 4 p.m. Eastern time). The fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received by the fund in good order on or prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

When you place an order, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after the fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with the fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.

In valuing underlying fund investments, the fund uses the NAVs reported by their underlying funds. In valuing its securities, the fund uses market quotes or official closing prices if they are readily available. In cases where quotes are not readily available, the fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.

Shareholders of the fund should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of the fund's portfolio may change on days when it is not possible to buy or sell shares of the fund.

POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING. The fund is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact the fund's performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund's shares.

The fund's Board of Trustees has adopted policies and procedures that are designed to reduce the risk of market timing by fund shareholders. The fund seeks to deter market timing through several methods. These methods may include: trade activity monitoring; redemption fees; and fair value pricing. Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that engage in such activities. In addition, these methods (other than redemption fees) are inherently subjective and involve judgment in their application. The fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund's long-term shareholders. The fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

The fund may also defer to an intermediary's frequent trading policies with respect to those shareholders who invest in the fund through such intermediary. The fund will defer to an intermediary's policies only after the fund determines that the intermediary's frequent trading policies adequately protect fund shareholders. Transactions by fund shareholders investing through such intermediaries will be subject to the restrictions of the intermediary's frequent trading policies, which may differ from those of the fund. Shareholders should consult with their intermediaries to determine the frequent trading restrictions that apply to their fund transactions.

TRADE ACTIVITY MONITORING. The fund, through its service providers, maintains trade activity monitoring procedures with respect to the purchase, sale and exchange of fund shares. This process involves reviewing transactions that exceed certain monetary thresholds within specified time intervals. Trading activity identified by these factors, or from other information then available (such as the actual trading pattern or dollar amount of the transactions), will be evaluated to determine whether such activity is detrimental to the fund.

If, as a result of this trade activity monitoring, the fund believes that a shareholder has engaged in market timing, it may, in its sole discretion, request the shareholder to stop such market timing activities or refuse to process purchases or exchanges in the shareholder's account. The fund specifically reserves the right to reject any purchase or exchange orders by any investor or group of investors indefinitely for any reason. Transactions placed in contravention of the fund's market timing policies are not necessarily deemed accepted by the fund and may be canceled or revoked by the fund on the next business day following receipt by the fund.

Fund shares may be held through 401(k) and other group retirement plans and other omnibus arrangements maintained by other intermediaries. Omnibus accounts allow intermediaries to aggregate their customers' investments in one account and to purchase, redeem and exchange fund shares without the identity of a particular customer being known to the fund. A number of these financial intermediaries may not have the capability or may not be willing to apply the fund's market timing policies. As a result, the fund cannot assure that its policies will be enforced with regard to fund shares held through such omnibus arrangements. While the fund may monitor share turnover at the omnibus account level, the fund's ability to monitor and detect market timing by particular shareholders in these omnibus accounts is limited, and, therefore, the fund may not be able to determine whether trading by these shareholders is contrary to the fund's market timing policies.

22  Investing in the fund

REDEMPTION FEE. The fund may impose a short-term redemption fee on any fund shares that are redeemed or exchanged by a shareholder within a specified number of days, as detailed below, of the purchase date. The fund imposes the redemption fee in an effort to deter short-term trading, to facilitate efficient fund management, to minimize the impact on fund performance and to offset fund transaction costs and other expenses. The fund charges a redemption fee of 2.00% on shares sold or exchanged 30 days or less after purchasing them. The fee may be imposed to the extent the shares redeemed exceed the number of shares that have been held more than the specified number of days. The fund treats shares that have been held the longest as being redeemed first and shares that have been held the shortest as being redeemed last. Fund shares purchased with reinvested dividends are not subject to redemption fees. The fund retains the redemption fee for the benefit of the remaining shareholders. There is no redemption fee when you exchange between share classes of the same fund.

As noted above, the fund shares may be held in omnibus accounts by financial intermediaries. Currently, only certain intermediaries have the systems capability to collect the redemption fees on behalf of the fund. Even intermediaries that do have the capability may use criteria and methods for tracking, applying and calculating the fees that are different from those of the fund or may be unwilling to collect the fees. As such, the fund may not be able to collect redemption fees through these intermediaries. The fund notifies all financial intermediaries of its policy and will encourage all financial intermediaries to develop the capability to begin collecting the redemption fees from all of their customers that invest in the fund.

The fund reserves the right to waive its redemption fee if the fund or its service providers believe that such waivers are consistent with the best interests of the fund and its long-term shareholders. For example, the redemption fees may not be assessed in the following non-exclusive list of transactions: redemptions by tax-advantaged retirement plans; redemptions by certain fee-based or wrap programs; redemptions pursuant to rebalancing programs or systematic withdrawal plans established with the fund or financial intermediaries; redemptions by charitable giving funds; redemptions by registered investment companies; and redemptions initiated by the fund. The fund also reserves the right to modify or eliminate the redemption fees or waivers at any time.

FAIR VALUE PRICING. The Board of Trustees has adopted procedures to fair value the fund's securities when market prices are not "readily available" or are unreliable. For example, the fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter "arbitrage" market timers, who seek to exploit delays between the change in the value of the fund's portfolio holdings and the net asset value of the fund's shares, and seeks to help ensure that the prices at which the fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

The fund makes fair value determinations in good faith in accordance with the fund's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security.

PORTFOLIO HOLDINGS INFORMATION. A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.

24  Investing in the fund

--------------------------------------------------------------------------------
MORE ON QUALIFIED DIVIDEND INCOME AND DISTRIBUTIONS

Dividends that are designated by the fund as qualified dividend income are eligible for a reduced maximum tax rate. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. The fund expects that a portion of the fund's ordinary income distributions will be eligible to be treated as qualified dividend income subject to the reduced tax rates.

If you are investing through a taxable account and purchase shares of the fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when the fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.
--------------------------------------------------------------------------------


DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUND TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Every year, the fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of the fund's year-end distribution, if any, may be made available on the fund's website: www.schwab.com/schwabfunds.

UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(K) OR OTHER TAX-ADVANTAGED RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. The fund's net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another Schwab Fund is treated the same as a sale. An exchange between classes within the fund is not reported as a taxable sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer.

AT THE BEGINNING OF EVERY YEAR, THE FUND PROVIDES SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS the fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

NOTES

NOTES

   TO LEARN MORE

   This prospectus contains important information on the fund and should be read and kept for reference. You also can obtain more information from the following sources:

   ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, contain more information about the fund's holdings and detailed financial information about the fund. Annual reports also contain information from the fund's managers about strategies, recent market conditions and trends and their impact on fund performance.

   The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

   For a free copy of any of these documents or to request other information or ask questions about the fund, call Schwab at 1-800-435-4000. In addition, you may visit www.schwab.com for a free copy of a prospectus, SAI, or an annual or semi-annual report.

   The SAI, the fund's annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.



   SEC FILE NUMBER

    Schwab Viewpoints Fund                    811-7704




   REG34630FLT-01

SCHWAB VIEWPOINTS FUND TM
(FORMERLY LAUDUS BALANCED MARKETMASTERS FUND  TM)

PROSPECTUS
February 28, 2007

                                                           [CHARLES SCHWAB LOGO]

                       STATEMENT OF ADDITIONAL INFORMATION
                          LAUDUS MARKETMASTERS FUNDS TM
                      LAUDUS U.S. MARKETMASTERS FUND TM




                      LAUDUS SMALL-CAP MARKETMASTERS FUND TM
                    LAUDUS INTERNATIONAL MARKETMASTERS FUND TM


                               FEBRUARY 27, 2007



The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the funds' prospectus dated February 27, 2007.



To obtain a free copy of the prospectus, please contact Schwab at 1-800-435-4000. For TDD service call 1-800-345-2550. The prospectus also may be available on the Internet at: http://www.schwab.com/marketmasters.



Each fund is a series of Schwab Capital Trust ("trust"). In addition to managing the cash portion of the funds' assets, the funds' investment adviser, Charles Schwab Investment Management, Inc. ("CSIM") acts as "manager of managers" for the funds. In this role, CSIM, subject to approval by the funds' Board of Trustees, hires sub-advisers ("investment managers") to manage portions of the funds' assets.



The funds' audited financial statements from the funds' annual report for the fiscal year ended October 31, 2006, are incorporated by reference into this SAI. A copy of the funds' 2006 annual report is delivered with the SAI.


                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES,
RISKS AND LIMITATIONS.....................................................
MANAGEMENT OF THE FUNDS...................................................
DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES.........................
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................
INVESTMENT ADVISORY AND OTHER SERVICES ...................................
BROKERAGE ALLOCATION AND OTHER PRACTICES..................................
DESCRIPTION OF THE TRUST..................................................
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS
AND PRICING OF SHARES.....................................................
TAXATION..................................................................
APPENDIX A -- DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES...........

      INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES

Each fund's investment objective may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of a fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of a fund.

LAUDUS U.S. MARKETMASTERS FUND TM seeks capital growth.




LAUDUS SMALL-CAP MARKETMASTERS FUND TM seeks long-term capital appreciation.

LAUDUS INTERNATIONAL MARKETMASTERS FUND TM seeks long-term capital appreciation.

The following investment policies, securities, strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund's acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. There is no guarantee the funds will achieve their objectives.

                            FUND INVESTMENT POLICIES

It is the Laudus U.S. MarketMasters Fund's policy that, under normal circumstances, it will invest at least 80% of its net assets in equity securities of U.S. companies or investments with similar economic characteristics. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. A U.S. company is a company (i) whose securities are traded on a recognized stock exchange in the United States; (ii) that, alone or on a consolidated basis, derives more than 50% or more of its annual revenue from either goods produced, sales made or services performed in the United States; or (iii) is organized or has a principal office in the United States.


It is the Laudus Small-Cap MarketMasters Fund's policy that, under normal circumstances, it will invest at least 80% of its net assets in equity securities of companies with small market capitalizations or investments with similar economic characteristics, such as futures. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. Companies with small market capitalizations generally are those with market capitalizations of $2.5 billion or less, at the time of the fund's investment, but may include companies with market capitalizations of up to $5 billion so long as the purchase of those securities would not cause the average weighted market capitalization of the fund to exceed $3 billion at the time of the fund's investment.




It is the Laudus International MarketMasters Fund's policy that, under normal circumstances, it will invest a substantial amount of its assets in equity securities of companies outside the United States. The fund expects to invest in companies across market capitalization ranges. The fund typically focuses on developed markets but may invest in companies from emerging markets as well.

                   INVESTMENT SECURITIES, STRATEGIES AND RISKS

BANKERS' ACCEPTANCES or notes are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

BORROWING. A fund may borrow for temporary or emergency purposes; for example, a fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. A fund's borrowings will be subject to interest costs. Borrowing can also involve leveraging when securities are purchased with the borrowed money. Leveraging creates interest expenses that can exceed the income from the assets purchased with the borrowed money. In addition, leveraging may magnify changes in the net asset value of a fund's shares and in its portfolio yield. A fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission ("SEC"). If assets used to secure a borrowing decrease in value, a fund may be required to pledge additional collateral to avoid liquidation of those assets.

Each fund may establish lines-of-credit ("lines") with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund may use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to the fund's remaining shareholders. Each fund will pay a fee to the bank for using the lines.

CERTIFICATES OF DEPOSIT or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in excess of $100 million.

COMMERCIAL PAPER consists of short term, promissory notes issued by banks, corporations and other institutions to finance short term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities.




CREDIT AND LIQUIDITY supports may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance, total return and credit swap agreements and guarantees provided by foreign and domestic entities. Liquidity supports include puts, and demand features. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a fund, and affect its share price.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed ("principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.

Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.

Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities ("bonds") tend to have higher credit risk generally than U.S. government debt securities. Debt instruments also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- or/and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or "junk bonds."

The market for these securities has historically been less liquid than investment grade securities.




DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the purchaser until the security is delivered. A fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could suffer losses.




DEPOSITARY RECEIPTS include American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject the funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

DERIVATIVE INSTRUMENTS are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets.

Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.

In addition to the derivative instruments and strategies described in this SAI, the investment adviser or sub-adviser expects to discover additional derivative instruments and other hedging or risk management techniques. The investment adviser or sub-adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with a fund's investment objective and permitted by a fund's investment limitations, operating policies, and applicable regulatory authorities.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each fund is a diversified mutual fund.




EMERGING OR DEVELOPING MARKETS exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

EQUITY SECURITIES represent ownership interests in a company, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, ADRs, EDRs, and interests in real estate investment trusts, (for more information on real estate investment trusts, "REITs", see section entitled "Real Estate Investments Trusts").

Common stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer's earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners.

Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation's assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.

Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common stocks becomes more valuable.

Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature. Convertible securities are also rated below investment grade ("high yield") or are not rated, and are subject to credit risk.

Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and a fund's ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer's creditworthiness.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company's liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are types of securities usually issued with bonds and preferred stock that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.

Initial Public Offering. The funds may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A fund's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.


Master Limited Partnerships ("MLPs"). MLPs are limited partnerships in which the common units are publicly traded. MLP common units are freely traded on a securities exchange or in the over-the-counter market and are generally registered with the SEC. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role, if any, in the partnership's operations and management.


MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions"). Common and general partner interests also accrue arrearages in distributions to the extent the minimum quarterly distribution is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the minimum quarterly distribution; however, subordinated units do not accrue arrearages. Distributable cash in excess of the minimum quarterly distribution paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions are intended to encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results are intended to benefit all security holders of the MLP, however, such incentive distribution payments give rise to potential conflicts of interest between the common unit holders and the general partner.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The funds may purchase common units in market transactions as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and investors. Subordinated units may be purchased directly from these persons as well as newly-issued subordinated units from MLPs themselves. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the minimum quarterly distribution on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the minimum quarterly distribution prior to any incentive payments to the MLP's general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including smaller capitalization partnerships or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.

General partner interests of MLPs are typically retained by an MLP's original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Certain MLPs are dependent on their parent companies or sponsors for a majority of their revenues. Any failure by a MLP's parents or sponsors to satisfy their payments or obligations would impact the MLP's revenues and cash flows and ability to make distributions.

EXCHANGE TRADED FUNDS ("ETFs") such as Standard and Poor's Depositary Receipts ("SPDRs") Trust, are investment companies that typically are registered under the 1940 Act as open-end funds or unit investment trusts ("UITs"). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. Shares of an ETF may be bought and sold throughout the day at market prices, which may be higher or lower than the shares' net asset value. An "index-based ETF" seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges.


Pursuant to an exemptive order issued by the Securities and Exchange Commission to iShares and procedures approved by the funds' Board of Trustees, each fund may invest in iShares not to exceed 25% of the fund's total assets, provided that the fund has described exchange-traded fund investments in its prospectuses and otherwise complies with the conditions of the exemptive order and other applicable investment limitations.


EVENT-LINKED BONDS. Each fund may invest up to 5% of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a fund may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose a fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

FIXED TIME DEPOSITS are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits, which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

FOREIGN CURRENCY TRANSACTIONS. All funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. Funds may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

The funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Each fund will earmark or segregate assets for any open positions in forwards used for non-hedging purposes and mark to market daily as may be required under the federal securities laws.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.

Funds also may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called "position hedging." When engaging in position hedging, a fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that the fund expects to purchase).

Buying and selling foreign currency exchange contracts involves costs and may result in losses. The ability of a fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for the funds than if they had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's holdings of securities denominated in a particular currency and forward contracts into which the fund enters. Such imperfect correlation may cause a fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a fund to benefit from favorable fluctuations in relevant foreign currencies.

Forwards will be used primarily to adjust the foreign exchange exposure of each fund with a view to protecting the outlook, and the funds might be expected to enter into such contracts under the following circumstances:

LOCK IN. When the investment adviser or sub-adviser/investment manager ("sub-adviser") desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

CROSS HEDGE. If a particular currency is expected to decrease against another currency, a fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the fund's portfolio holdings denominated in the currency sold.

DIRECT HEDGE. If the investment adviser or sub-adviser wants to a eliminate substantially all of the risk of owning a particular currency, and/or if the investment adviser or sub-adviser thinks that a fund can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a fund would benefit from an increase in value of the bond.

PROXY HEDGE. The investment adviser or sub-adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

COSTS OF HEDGING. When a fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a fund's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a fund's net asset value per share.

TAX CONSEQUENCES OF HEDGING. Under applicable tax law, the funds may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the funds are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the funds and could affect whether dividends paid by the funds are classified as capital gains or ordinary income.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. Foreign securities in which the funds may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the funds will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.

Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, the funds may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund.

FORWARD CONTRACTS are sales contracts between a buyer (holding the "long" position), and the seller (holding the "short" position) for an asset with delivery deferred to a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.




FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Future Trading Commission ("CFTC") licenses and regulates on foreign exchanges. Consistent with CFTC regulations, the trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.


Each fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of the fund and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may purchase futures contracts. Such transactions allow the fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, a fund may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. A fund may enter into futures contracts for other reasons as well.

When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-market." The margin amount will be returned to the fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, each fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.

While a fund intends to purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (i.e. brokerage fees) when engaging in futures trading. To the extent a fund also invests in futures in order to simulate full investment, these same risks apply.

When interest rates are rising or securities prices are falling, a fund may seek, through the sale of futures contracts, to offset a decline in the value of their current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, a fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and their portfolio securities that are denominated in that currency. A fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that a fund have acquired or expect to acquire.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, the fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. A fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.




HYBRID INSTRUMENTS are a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the fund. Each fund will not invest more than 5% of its total assets in hybrid instruments.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The funds will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds' investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.




INTERFUND BORROWING AND LENDING. A fund may borrow money from and/or lend money to other funds/portfolios in the Schwab complex ("Schwab Funds(R)"). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds.




MONEY MARKET SECURITIES are high-quality, short term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits. Certificates of deposit and time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Banker's acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short term, unsecured promissory notes issued to finance short term credit needs.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.

Each fund may keep a portion of its assets in cash for business operations. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may invest in money market securities. Each fund may also invest in money market securities to the extent it is consistent with its investment objective.

MORTGAGE-BACKED SECURITIES ("MBS") and other ASSET-BACKED SECURITIES ("ABS") may be purchased by a fund. MBS represent participations in mortgage loans, and include pass-through securities, collateralized mortgage obligations and stripped mortgage-backed securities. MBS may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association (GNMA or Ginnie Mae) and Fannie Mae or Freddie Mac, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage banks, commercial banks, and special purpose entities (collectively, "private lenders"). MBS are based on different types of mortgages including those on commercial real estate and residential property. MBS issued by private lenders may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of credit enhancement.

ABS have structural characteristics similar to MBS. ABS represent direct or indirect participation in assets such as automobile loans, credit card receivables, trade receivables, home equity loans (which sometimes are categorized as MBS) or other financial assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The credit quality of most ABS depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on ABS may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and overcollateralization. In the case of privately-issued mortgage-related and asset-backed securities, the Portfolios take the position that such instruments do not represent interests in any particular industry or group of industries.

COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family MBS. Many of the risks of investing in commercial MBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial MBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

COLLATERALIZED DEBT OBLIGATIONS. The Funds may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.


The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the funds' prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.


COLLATERALIZED MORTGAGE OBLIGATION ("CMO") is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The rate of principal payment on MBS and ABS generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the price and yield on any MBS or ABS is difficult to predict with precision and price and yield to maturity may be more or less than the anticipated yield to maturity. If a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by a fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

While many MBS and ABS are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class MBS and ABS are issued as a method of providing credit support, typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. In addition, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include stripped securities, which are MBS and ABS entitling the holder to disproportionate interest or principal compared with the assets backing the security, and securities with classes having characteristics different from the assets backing the securities, such as a security with floating interest rates with assets backing the securities having fixed interest rates. The market value of such securities and CMO's generally is more or less sensitive to changes in prepayment and interest rates than is the case with traditional MBS and ABS, and in some cases such market value may be extremely volatile.

CMO RESIDUALS. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

STRIPPED MORTGAGE-BACKED SECURITIES("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Under certain circumstances these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.




NON-PUBLICLY TRADED SECURITIES AND PRIVATE PLACEMENTS. A fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a fund may be required to bear the expenses of registration.

OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset in part by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call and put options written by a fund will be covered, which means that a fund will own the securities subject to the option so long as the option is outstanding or the fund will earmark or segregate assets for any outstanding option contracts.

A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options the funds write will be covered, which means that the fund will earmark or segregate cash, U.S. government securities or other liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the funds. However, in return for the option premium, the funds accept the risk that they may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

A fund may purchase and write put and call options on any securities in which they may invest or any securities index or basket of securities based on securities in which they may invest. In addition, the funds may purchase and sell foreign currency options and foreign currency futures contracts and related options. The funds may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A fund may enter into closing sale transactions in order to realize gains or minimize losses on options they have purchased or wrote.

An exchange-traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the funds generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the funds will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by a fund and the prices of the options, possible lack of a liquid secondary market, and the resulting inability to close such positions prior to their maturity dates.

A fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of the fund, does not exceed 5% of its net assets.

PROMISSORY NOTES are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.




REAL ESTATE INVESTMENT TRUSTS (REITS) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long term loans, and derive income for the collection of interest payments. Hybrid REITs may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of Subchapter M of the Code. To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

Like any investment in real estate, a REIT's performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT's performance depends on the types of properties it owns and how well the REIT manages its properties.

In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.

Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than--and at times will perform differently from--large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT's expenses in addition to their proportionate share of a fund's expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the Investment Company Act of 1940 ("1940 Act").

REPURCHASE AGREEMENTS are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer's holding period. Any repurchase agreements the fund enters into will involve the fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short
- from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause the fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement's seller, the fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a fund, under the direction and supervision of the Board of Trustees will take into account various factors, including: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, its general level of illiquidity may be increased if qualified institutional buyers become uninterested in purchasing these securities.

REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS may be used by a fund. A fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, a fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A fund generally retains the right to interest and principal payments on the security. If a fund uses the cash it obtains to invest in other securities, this may be considered a form of leverage and may expose the fund to a greater risk. Leverage tends to magnify the effect of any decrease or increase in the value on the fund's portfolio's securities. Because a fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, a fund will set aside permissible liquid assets earmarked or in a segregated account to secure its obligations to repurchase the security.

A fund also may enter into mortgage dollar rolls, in which a fund would sell MBS for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a fund would forego principal and interest paid on the MBS during the roll period, a fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time a fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets earmarked or in a segregated account to secure its obligation for the forward commitment to buy MBS. Mortgage dollar roll transactions may be considered a borrowing by a fund.

The mortgage dollar rolls and reverse repurchase agreements entered into by a fund may be used as arbitrage transactions in which a fund will maintain an offsetting position in short duration investment-grade debt obligations. Since a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and short duration, the investment adviser believes that such arbitrage transactions present lower risks to a fund than those associated with other types of leverage. There can be no assurance that a fund's use of the cash it receives from a mortgage dollar roll will provide a positive return.

SECURITIES LENDING of portfolio securities is a common practice in the securities industry. A fund will engage in security lending arrangements. For example, a fund may receive cash collateral, and it may invest it in short term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities.

A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan (at market value computed at the time of the loan).

Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer's corporate governance policies or structure.

SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased and sold by a fund and those issued by foreign investment companies. Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses.

If a fund decides to purchase securities of other investment companies, a fund intends to purchase shares of mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the SEC. Mutual fund investments for a fund are currently restricted under federal regulations, and therefore, the extent to which a fund may invest in another mutual fund may be limited.

Funds in which a fund also may invest include unregistered or privately-placed funds, such as hedge funds and offshore funds. Hedge funds and offshore funds are not registered with the SEC, and therefore are largely exempt from the regulatory requirements that apply to registered investment companies (mutual funds). As a result, these types of funds have greater ability to make investments or use investment techniques, such as leveraging, that can increase investment return but also may substantially increase the risk of losses. Investments in these funds also may be more difficult to sell, which could cause losses to a fund. For example, hedge funds typically require investors to keep their investment in a hedge fund for some period of time, such as 1 year or more. This means investors would not be able to sell their shares of a hedge fund until such time had past, and the investment may be deemed to be illiquid. In addition, because hedge funds may not value their portfolio holdings on a frequent basis, investments in those hedge funds may be difficult to price.

SHORT SALES may be used by a fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A fund may engage in short sales that are either "against the box" or "uncovered." A short sale is "against the box" if at all times during which the short position is open, a fund owns at least an equal amount of the securities or securities convertible into, or has the right to acquire, at no added cost, the securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a fund with respect to the securities that are sold short. "Uncovered" short sales are transactions under which a fund sells a security it does not own. To complete such transaction, a fund may borrow the security through a broker to make delivery to the buyer and, in doing so, the fund becomes obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. A fund also may have to pay a fee to borrow particular securities, which would increase the cost of the security. In addition, a fund is often obligated to pay any accrued interest and dividends on the securities until they are replaced. The proceeds of the short sale position will be retained by the broker until a fund replaces the borrowed securities.

A fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security and, conversely, the fund will realize a gain if the price declines. Any gain will be decreased, and any loss increased, by the transaction costs described above. A short sale creates the risk of an unlimited loss, as the price of the underlying securities could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. If a fund sells securities short "against the box," it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

A fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, a fund will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (1) the market value of the securities sold short, marked-to-market daily, and (2) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale.




SMALL-CAP STOCKS include common stocks issued by operating companies with market capitalizations that place them at the lower end of the stock market, as well as the stocks of companies that are determined to be small based on several factors, including the capitalization of the company and the amount of revenues. Historically, small company stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small company stocks pay low or no dividends.

These factors and others may cause sharp changes in the value of a small company's stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and a fund's positions in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund's investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks may change sharply during the short term and long term.

SPREAD TRANSACTIONS may be used for hedging or managing risk. A fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that a fund does not own, but which is used as a benchmark. The risk to a fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

STRIPPED SECURITIES are securities whose income and principal components are detached and sold separately. While risks associated with stripped securities are similar to other fixed income securities, stripped securities are typically subject to greater changes in value. U.S. Treasury securities that have been stripped by the Federal Reserve Bank are obligations of the U.S. Treasury.




SWAP AGREEMENTS are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

Swap agreements can be structured to increase or decrease a fund's exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease a fund's exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if a fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease a fund's exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of a fund's investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from a fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from a fund, a fund must be prepared to make such payments when they are due. In order to help minimize risks, a fund will earmark or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require a fund to earmark or segregate assets in the amount of the accrued amounts owed under the swap. A fund could sustain losses if a counterparty does not perform as agreed under the terms of the swap. A fund will enter into swap agreements with counterparties deemed creditworthy by the investment adviser.

In addition, the funds may invest in swaptions, which are privately-negotiated option-based derivative products. Swaptions give the holder the right to enter into a swap. A fund may use a swaption in addition to or in lieu of a swap involving a similar rate or index.

For purposes of applying the funds' investment policies and restrictions (as stated in the prospectus and this SAI) swap agreements are generally valued by the funds at market value. In the case of a credit default swap sold by a fund (i.e., where the fund is selling credit default protection), however, the fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

TEMPORARY DEFENSIVE STRATEGIES are strategies the funds may take for temporary or defensive purposes. The investment strategies for the funds are those that the funds use during normal circumstances. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short term obligations that would not ordinarily be consistent with the funds' objectives. A fund will do so only if the investment adviser or sub-advisers believe that the risk of loss outweighs the opportunity for capital gains or higher income. When a fund engages in such activities, it may not achieve its investment objective.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie
Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.



                             INVESTMENT LIMITATIONS

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF EACH FUND'S OUTSTANDING SHARES.


EACH OF THE LAUDUS U.S. MARKETMASTERS FUND TM AND LAUDUS SMALL-CAP MARKETMASTERS FUND TM MAY NOT:


1) Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act.

2) Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder.

3) Purchase or sell commodities, commodities contracts or real estate, lend or borrow money, issue senior securities, underwrite securities, or pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act or the rules or regulations thereunder.

THE LAUDUS INTERNATIONAL MARKETMASTERS FUND TM MAY NOT:

1) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5) Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Borrowing. The 1940 Act restricts an investment company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of
Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of a fund's investment restriction.

Concentration. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by the fund.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Real Estate. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. Each fund has adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of a fund's Board of Trustees.

Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits each fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH FUND MAY NOT:

1)   Invest more than 15% of its net assets in illiquid securities.

2) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

4) Purchase securities on margin, except such short term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

5) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

6) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

7) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.

8) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may
     (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund's acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

                             MANAGEMENT OF THE FUNDS


The funds are overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met 6 times during the most recent fiscal year.


Certain trustees are "interested persons." A trustee is considered an interested person of the trust under the 1940 Act if he or she is an officer, director or an employee of Charles Schwab Investment Management Inc. ("CSIM") or Charles Schwab & Co., Inc. ("Schwab"). A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the funds' investment adviser and distributor.


Each of the officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios (collectively referred to herein as the "Family of Investment Companies"), which as of October 31, 2006, included 57 funds.



The tables below provide information about the trustees and officers for the trust, which includes funds in this SAI. The "Fund Complex" includes The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust, Laudus Variable Insurance Trust, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust. As of October 31, 2006, the Fund Complex included 95 funds. The address of each individual listed below is 101 Montgomery Street, San Francisco, California 94104.

    NAME, YEAR OF
     BIRTH, AND
  POSITION(S) WITH                                                                NUMBER OF
     THE TRUST;                                                                 PORTFOLIOS IN
   (TERM OF OFFICE                            PRINCIPAL                         FUND COMPLEX
    AND LENGTH OF                        OCCUPATIONS DURING                      OVERSEEN BY                    OTHER
   TIME SERVED 1)                        THE PAST FIVE YEARS                     THE TRUSTEE                DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Mariann Byerwalter       Chairman of JDN Corporate Advisory LLC.  From 1996          95          Board 1 -- Director, Redwood Trust,
1960                     to 2001, Vice President for Business Affairs and                        Inc.
Trustee                  Chief Financial Officer of Stanford University, and
(Trustee of Schwab       in 2001, Special Advisor to the President of                            Board 2 -- Director, PMI Group,
Capital Trust since      Stanford University.                                                    Inc.
2000.)
------------------------------------------------------------------------------------------------------------------------------------
Donald F. Dorward        Chief Executive Officer, Dorward & Associates               57          None.
1931                     (corporate management, marketing and communications
Trustee                  consulting firm). From 1996-1999, Executive Vice
(Trustee of Schwab       President and Managing Director, Grey Advertising.
Capital Trust since      Prior to 1996, President and Chief Executive
1989.)                   Officer, Allen & Dorward Advertising.
------------------------------------------------------------------------------------------------------------------------------------
William A. Hasler        Retired.  Dean Emeritus, Haas School of Business,           95          Board 1 -- Director, Aphton Corp.
1941                     University of California, Berkeley. Until February
Trustee                  2004, Co-Chief Executive Officer, Aphton Corp.                          Board 2 -- Director, Mission West
(Trustee of Schwab       (bio-pharmaceuticals). Prior to August 1998, Dean                       Properties.
Capital Trust since      of the Haas School of Business, University of
2000.)                   California, Berkeley (higher education).                                Board 3 -- Director, TOUSA.

                                                                                                 Board 4 -- Director, Stratex
                                                                                                 Networks.

                                                                                                 Board 5 -- Director, Genitope
                                                                                                 Corp.

                                                                                                 Board 6 -- Director & Non-Executive
                                                                                                 Chairman, Solectron Corp.

                                                                                                 Board 7 -- Director, Ditech
                                                                                                 Communications Corp.
------------------------------------------------------------------------------------------------------------------------------------

   NAME, YEAR OF
     BIRTH, AND
  POSITION(S) WITH                                                                NUMBER OF
     THE TRUST;                                                                 PORTFOLIOS IN
  (TERM OF OFFICE                             PRINCIPAL                         FUND COMPLEX
   AND LENGTH OF                         OCCUPATIONS DURING                      OVERSEEN BY                    OTHER
   TIME SERVED 1)                        THE PAST FIVE YEARS                     THE TRUSTEE                DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
Robert G. Holmes         Chairman, Chief Executive Officer and Director,             57          None.
1931                     Semloh Financial, Inc. (international financial
Trustee                  services and investment advisory firm).
(Trustee of Schwab
Capital Trust since
1989.)
------------------------------------------------------------------------------------------------------------------------------------
Gerald B. Smith          Chairman and Chief Executive Officer and founder of         95          Board 1 -- Board of Cooper
1950                     Smith Graham & Co. (investment advisors).                               Industries.
Trustee
(Trustee of Schwab                                                                               Board 2 -- Chairman of the Audit
Capital Trust since                                                                              Committee of Northern Border
2000.)                                                                                           Partners, M.L.P.
------------------------------------------------------------------------------------------------------------------------------------
Donald R. Stephens       Managing Partner, D.R. Stephens & Company                   57          None.
1938                     (investments). Prior to 1996, Chairman and Chief
Trustee                  Executive Officer of North American Trust (real
(Trustee of Schwab       estate investment trust).
Capital Trust since
1989.)
------------------------------------------------------------------------------------------------------------------------------------
Michael W. Wilsey        Chairman and Chief Executive Officer, Wilsey                57          None.
1943                     Bennett, Inc. (real estate investment and
Trustee                  management, and other investments).
(Trustee of Schwab
Capital Trust since
1989.)
------------------------------------------------------------------------------------------------------------------------------------

    NAME, YEAR OF
     BIRTH, AND
  POSITION(S) WITH                                                                NUMBER OF
     THE TRUST;                                                                 PORTFOLIOS IN
   (TERM OF OFFICE                            PRINCIPAL                         FUND COMPLEX
    AND LENGTH OF                        OCCUPATIONS DURING                      OVERSEEN BY                      OTHER
    TIME SERVED 1)                       THE PAST FIVE YEARS                     THE TRUSTEE                  DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Charles R. Schwab 2      Chairman, Chief Executive Officer and Director, The         57          None.
1937                     Charles Schwab Corporation, Charles Schwab & Co.,
Chairman and Trustee     Inc.; Chairman and Director, Charles Schwab
(Chairman and Trustee    Investment Management, Inc., Charles Schwab Bank,
of Schwab Capital        N. A.; Chairman and Chief Executive Officer, Schwab
Trust since 1989.)       (SIS) Holdings Inc. I, Schwab International
                         Holdings, Inc.; Chief Executive Officer and
                         Director, Schwab Holdings, Inc.; Director, U.S.
                         Trust Company, N. A., U.S. Trust Corporation,
                         United States Trust Company of New York. Until May
                         2003, Co-Chief Executive Officer, The Charles
                         Schwab Corporation.
------------------------------------------------------------------------------------------------------------------------------------
Randall W. Merk 2        Executive Vice President and President, Schwab              95          None.
1954                     Financial Products, Charles Schwab & Co., Inc.;
Trustee                  Director, Charles Schwab Asset Management (Ireland)
(Trustee of Schwab       Limited and Charles Schwab Worldwide Funds PLC.
Capital Trust since      From September 2002 to July 2004, Chief Executive
2005.)                   Officer and President, Charles Schwab Investment
                         Management, Inc. and Executive Vice President,
                         Charles Schwab & Co., Inc. Prior to September 2002,
                         President and Chief Investment Officer, American
                         Century Investment Management, and Director,
                         American Century Companies, Inc.
------------------------------------------------------------------------------------------------------------------------------------

             NAME, YEAR OF BIRTH, AND
           POSITION(S) WITH THE TRUST;
  (TERM OF OFFICE AND LENGTH OF TIME SERVED 3)                     PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Evelyn Dilsaver                                       President, Chief Executive Officer, and Director, Charles Schwab Investment
1955                                                  Management, Inc.; Executive Vice President, Charles Schwab & Co., Inc;
President and Chief Executive Officer                 President and Chief Executive Officer, Laudus Trust and Laudus Variable
(Officer of Schwab Capital Trust since 2004.)         Insurance Trust; President, Excelsior Funds Inc., Excelsior Tax-Exempt Funds,
                                                      Inc., and Excelsior Funds Trust; President, Mutual Fund Division, UST
                                                      Advisers, Inc. From June 2003 to July 2004, Senior Vice President, Asset
                                                      Management Products and Services, Charles Schwab & Co., Inc. Prior to June
                                                      2003, Executive Vice President, Chief Financial Officer, and Chief
                                                      Administrative Officer, U.S. Trust, a subsidiary of The Charles Schwab
                                                      Corporation.
------------------------------------------------------------------------------------------------------------------------------------
George Pereira                                        Senior Vice President and Chief Financial Officer, Charles Schwab Investment
1964                                                  Management, Inc.; Chief Financial Officer, Laudus Trust and Laudus Variable
Treasurer and Principal Financial Officer             Insurance Trust; Chief Financial Officer and Chief Accounting Officer,
(Officer of Schwab Capital Trust since 2004.)         Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds
                                                      Trust; Chief Financial Officer, Mutual Fund Division, UST Advisers, Inc.
                                                      Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset
                                                      Management (Ireland) Limited. From December 1999 to November 2004, Sr. Vice
                                                      President, Financial Reporting, Charles Schwab & Co., Inc.
------------------------------------------------------------------------------------------------------------------------------------
Koji E. Felton                                        Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab
1961                                                  Investment Management, Inc.; Senior Vice President and Deputy General Counsel,
Secretary and Chief Legal Officer                     Charles Schwab & Co., Inc. Chief Legal Officer, Laudus Trust, Laudus Variable
(Officer of Schwab Capital Trust since 1998.)         Insurance Trust. Chief Legal Officer and Secretary, Excelsior Funds Inc.,
                                                      Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust. Prior to June
                                                      1998, Branch Chief in Enforcement at U.S. Securities and Exchange Commission
                                                      in San Francisco.
------------------------------------------------------------------------------------------------------------------------------------

             NAME, YEAR OF BIRTH, AND
           POSITION(S) WITH THE TRUST;
  (TERM OF OFFICE AND LENGTH OF TIME SERVED 3)                     PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Randall Fillmore                                      Senior Vice President and Chief Compliance Officer, Charles Schwab Investment
1960                                                  Management, Inc.; Senior Vice President, Charles Schwab & Co., Inc.; Chief
Chief Compliance Officer and AML Officer              Compliance Officer, Laudus Trust, Laudus Variable Insurance Trust, Excelsior
(Officer of Schwab Capital Trust since 2002.)         Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust. From
                                                      2002 to 2003, Vice President, Charles Schwab & Co., Inc., and Charles Schwab
                                                      Investment Management, Inc. From 2000 to 2002, Vice President, Internal Audit,
                                                      Charles Schwab & Co., Inc.
------------------------------------------------------------------------------------------------------------------------------------
Kimon P. Daifotis                                     Senior Vice President and Chief Investment Officer -- Fixed Income, Charles
1959                                                  Schwab Investment Management, Inc. Prior to 2004, Vice President and Sr.
Senior Vice President and Chief Investment Officer    Portfolio Manager, Charles Schwab Investment Management, Inc.
-- Fixed Income
(Officer of Schwab Capital Trust since 2004.)
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey M. Mortimer                                   Senior Vice President and Chief Investment Officer -- Equities, Charles Schwab
1963                                                  Investment Management, Inc.; Vice President and Chief Investment Officer,
Senior Vice President and Chief Investment Officer    Laudus Trust and Laudus Variable Insurance Trust. Prior to 2004, Vice
-- Equities                                           President and Sr. Portfolio Manager, Charles Schwab Investment Management,
(Officer of  Schwab Capital Trust since 2004.)        Inc.
------------------------------------------------------------------------------------------------------------------------------------
Catherine MacGregor                                   Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment
1964                                                  Management, Inc., and Laudus Trust and Laudus Variable Insurance Trust; since
Vice President                                        2006, Chief Counsel, Laudus Trust and Laudus Variable Insurance Trust; until
(Officer of Schwab Capital Trust since 2005           July 2005, Senior Associate, Paul Hastings Janofsky & Walker LLP.
------------------------------------------------------------------------------------------------------------------------------------
Cathy Sabo                                            Vice President, Compliance, Charles Schwab Investment, Management, Inc., and
1964                                                  Laudus Trust and Laudus Variable Insurance Trust; until September 2004, Vice
Vice President                                        President, Client, Sales & Services Controls, Charles Schwab & Co., Inc.
(Officer of Schwab Capital Trust since 2005
------------------------------------------------------------------------------------------------------------------------------------
Michael Haydel                                        Vice President, Asset Management Client Services, Charles Schwab & Co., Inc.;
1972                                                  Vice President and AML Officer, Laudus Trust and Laudus Variable Insurance
Vice President                                        Trust. Until March 2004, Director, Charles Schwab & Co., Inc.
(Officer of Schwab Capital Trust since 2006
------------------------------------------------------------------------------------------------------------------------------------



1 Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds(R) retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

2 Mr. Schwab and Mr. Merk are Interested Trustees because they are employees of Schwab and/or the adviser. In addition to their employment with the investment adviser and Schwab, Messrs. Schwab and Merk also own stock of The Charles Schwab Corporation.



3 The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each other officer serves at the pleasure of the Board.

                               TRUSTEE COMMITTEES

The Board of Trustees has established certain committees and adopted Committee charters with respect to those committees, each as described below:

            - The Audit and Compliance Committee (formerly the Audit/Portfolio Compliance Committee) has oversight responsibility for the integrity of the Trusts' financial reporting processes and compliance policies, procedures and processes, and for each Trust's overall system of internal controls. This Committee is comprised of at least four Independent Trustees. Currently, Messrs. Hasler, Holmes, Wilsey and Ms. Byerwalter are members of this Committee. The charter directs that the Committee must meet four times annually, with additional meetings as the Committee deems appropriate. The Committee met 4 times during the most recent fiscal year.

            - The primary purpose of the Governance Committee is to review and make recommendations to the Board regarding Trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluations, the effectiveness and allocation of assignments and functions by the Board, the composition of committees of the Board, and the training of Trustees. The Committee is also responsible for selecting and nominating candidates to serve as trustees. There are no specific procedures in place to consider nominees recommended by shareholders, but such nominees would be considered if such nominations were submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. This Committee is comprised of at least three Independent Trustees. Currently, Messrs. Dorward, Hasler and Holmes and Ms. Byerwalter are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met 4 times during the most recent fiscal year.


            - The primary purpose of the Investment Oversight Committee is to oversee the investment activities of each Trust. This Committee is comprised of at least three Independent Trustees. Currently, Messrs. Smith, Stephens and Wilsey are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met 4 times during the most recent fiscal year.


            - The primary purposes of the Marketing, Distribution and Shareholder Servicing Committee are to review matters relating to the marketing of the funds' shares; to oversee the quality and cost of shareholder services provided to the Trusts and their shareholders pursuant to the shareholder servicing and/or administrative service plans; and to oversee the Trusts' distribution-related arrangements, including the distribution-related services provided to the Trusts and their shareholders. This Committee is comprised of at least three Independent Trustees. Currently, Messrs. Dorward, Smith and Stephens are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met 4 times during the most recent fiscal year.


                              TRUSTEE COMPENSATION

The following table provides trustee compensation for the fiscal year ending October 31, 2006. Certain information provided relates to the Fund Complex, which included 95 funds as of October 31, 2006.



                                                            Pension or
                                          ($)               Retirement
                                       Aggregate             Benefits
                                      Compensation          Accrued as               ($)
                                       From the:           Part of Fund      Total Compensation
  Name of Trustee                 Schwab Capital Trust       Expenses         from Fund Complex
------------------------------------------------------------------------------------------------
Interested Trustees
------------------------------------------------------------------------------------------------
Charles R. Schwab                           0                   N/A                   0
Randall W. Merk                             0                   N/A                   0
Independent Trustees
Mariann Byerwalter                       $45,564              $11,509             $245,867
Donald F. Dorward                        $45,564                N/A               $186,975
William A. Hasler                        $45,564              $11,509             $248,367
Robert G. Holmes                         $45,564                N/A               $186,975
Gerald B. Smith                          $45,564                N/A               $186,975
Donald R. Stephens                       $42,236                N/A               $180,750
Michael W. Wilsey                        $40,498                N/A               $171,775


                  SECURITIES BENEFICIALLY OWNED BY EACH TRUSTEE


The following table provides each trustee's equity ownership of a fund and ownership of all registered investment companies overseen by each trustee in the Family of Investment Companies as of December 31, 2006. As of December 31, 2006, the Family of Investment Companies included 57 funds.

                                                                                       Aggregate
                                                                                    Dollar Range of
                                                                                        Trustee
                                                                                     Ownership In
                                                                                     the Family of
      Name of                                                                         Investment
      Trustee                 Dollar Range of Trustee Ownership of the:               Companies
--------------------     ---------------------------------------------------     ------------------
                                                                 Laudus
                         Laudus U.S.     Laudus Small-       International
                           Market-        Cap Market-           Market-
                           Masters          Masters             Masters
                          Fund TM           Fund TM             Fund TM
--------------------     -----------     -------------     ------------------     -----------------
Interested Trustees
Charles R. Schwab           None              None         $50,001 - $100,000       Over $100,000
Randal W. Merk              None              None                None              Over $100,000
Independent Trustees
Mariann Byerwalter          None              None                None              Over $100,000
Donald F. Dorward           None              None                None              Over $100,000
William A. Hasler           None              None                None              Over $100,000
Robert G. Holmes            None              None                None              Over $100,000
Gerald B. Smith             None              None                None              Over $100,000
Donald R. Stephens          None              None                None              Over $100,000
Michael W. Wilsey           None              None                None              Over $100,000


                           DEFERRED COMPENSATION PLAN

Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of Schwab Funds(R) selected by the trustee. Currently, none of the Independent Trustees has elected to participate in this plan.

                                 CODE OF ETHICS

The funds, their investment adviser and Schwab have adopted a Code of Ethics ("Ethics Code") as required under the 1940 Act. Subject to certain conditions or restrictions, the Ethics Code permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

In addition, each sub-adviser has adopted a Code of Ethics and, subject to certain conditions, each sub-adviser's Code of Ethics permits directors or officers of the sub-adviser to buy or sell securities for their own account, including securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the sub-adviser's chief compliance officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.



               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 1, 2007, the officers and trustees of the trust, as a group owned, of record or beneficially, less than 1% of the outstanding voting securities of any class of each fund.



As of February 1, 2007, the following represents persons or entities that owned, of record or beneficially, more than 5% of the outstanding voting securities of any class of each fund:




                                    [TO COME]
                    INVESTMENT ADVISORY AND OTHER SERVICES

                       INVESTMENT ADVISER AND SUB-ADVISERS

CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the funds' investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement ("Advisory Agreement") between it and the trust. Schwab is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.

ADVISORY AGREEMENT

The continuation of a fund's Advisory Agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval.

Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement between the Trusts and CSIM with respect to existing funds in the Trusts. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds' investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.


Each of the Laudus MarketMasters Funds TM is actively managed by a team of dedicated investment professionals, led by the investment adviser, who serves as the "manager of managers," and a team of sub-advisers, each of which manages a portion of the assets of each fund. The investment adviser oversees the advisory services provided to the funds. The investment adviser also manages a portion of the funds' assets including each funds' cash position. Pursuant to separate sub-advisory agreements, and under the supervision of the investment adviser and the funds' Board of Trustees, a number of sub-advisers are responsible for the day-to-day investment management of a discrete portion of the assets of the funds. The sub-advisers also are responsible for managing their employees who provide services to the funds. Subject to Board review, the investment adviser allocates and, when appropriate, reallocates the funds' assets among sub-advisers, monitors and evaluates sub-adviser performance, and oversees sub-adviser compliance with the funds' investment objectives, policies and restrictions.


The following are the sub-advisers for the funds.

AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC. ("ACGIM") serves as sub-adviser to the Laudus International MarketMasters Fund. ACGIM was established as a Delaware corporation in September 2004 and has been managing mutual funds since January 2005. Prior to January 2005, the fund was managed by ACGIM's parent company, American Century Investment Management, Inc. (ACIM). The change of investment advisor is a result of a corporate restructuring of ACIM, in which ACGIM was incorporated as a subsidiary of ACIM. ACGIM's principal office is located at 666 3rd Avenue, 23rd Floor, New York, NY 10017. ACIM's principal office is located at 4500 Main Street, Kansas City, MO 64111.




GARDNER LEWIS ASSET MANAGEMENT L.P. ("GARDNER LEWIS") serves as a sub-adviser to the Laudus U.S. MarketMasters Fund. Gardner Lewis was established as a Delaware corporation in 1990, converted to a Pennsylvania limited partnership in 1994 and is controlled by W. Whitfield Gardner. Mr. Gardner, Chairman and Chief Executive Officer, and John L. Lewis, IV, President, are control persons by ownership of Gardner Lewis. Gardner Lewis' principal office is located at 285 Wilmington-West Chester Pike, Chadds Ford, PA 19317.



HARRIS ASSOCIATES L.P. ("HARRIS ASSOCIATES") serves as a sub-adviser to the Laudus U.S. MarketMasters Fund and the Laudus International MarketMasters Fund. It was established as a Delaware limited partnership in 1976 and is a wholly owned subsidiary of IXIS Asset Management U.S. Group The principal office of Harris Associates is located at Two North LaSalle, Suite 500, Chicago, Illinois 60602-3790. IXIS Asset Management U.S Group's principal office is located at 399 Bolyston Street, Boston, Massachusetts 02116.



MONDRIAN INVESTMENT PARTNERS LIMITED ("MONDRIAN") serves as a sub-adviser to the Laudus International MarketMasters Fund. Mondrian was established as a limited liability company organized under the laws of England and Wales in 1990 under the name Delaware International Advisers Limited, an indirect, wholly owned subsidiary of Delaware Holdings, Inc. In 2004, a senior management team, together with private equity funds sponsored by Hellman & Friedman LLC, acquired Delaware International Advisers Limited and changed its name to Mondrian Investment Partners Limited. Mondrian is currently 57% owned by its senior employees, including the majority of investment professionals, senior client service officers, and senior operations personnel, and 43% owned by private equity funds affiliated with Hellman & Friedman, LLC. Mondrian's principal office is located at Fifth Floor 10 Gresham Street London EC2V 7JD. Hellman & Friedman's principal office is located at One Maritime Plaza, 12th Floor, San Francisco, CA 94111.



TAMRO CAPITAL PARTNERS, LLC ("TAMRO") serves as a sub-adviser to the Laudus Small-Cap MarketMasters Fund. It was organized as a Delaware limited liability company in 2000 and is a wholly-owned subsidiary of ABN AMRO Asset Management, Inc. TAMRO's principal office is located at 1660 Duke Street, Suite 200, Alexandria, Virginia 22314. ABN AMRO Asset Management's principal offices are located at 161 N. Clark Street, Chicago, Illinois 60601.


TCW INVESTMENT MANAGEMENT COMPANY ("TCW") serves as a sub-adviser to the Laudus U.S. MarketMasters Fund and Laudus Small-Cap MarketMasters Fund. It was organized as a California based corporation in 1987. TCW is a wholly owned subsidiary of The TCW Group, Inc. Societe Generale Asset Management, S.A. ("SGAM") is the majority owner of The TCW Group, Inc. Societe Generale, S.A., a publicly held financial services firm headquartered in Paris, France, owns 100% of SGAM. TCW's and The TCW Group, Inc.'s principal offices are located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. SGAM's principal office is located at 170 place Henri Regnault -- La Defense 6, 92043 Paris-- La Defense Cedex, France. Societe Generale, S.A's principal office is located at 19, Boulevard Hausmann, 75009 Paris, France.

THORNBURG INVESTMENT MANAGEMENT, INC. ("THORNBURG") serves as a sub-adviser to the Laudus U.S. MarketMasters Fund. It was organized as a Delaware corporation in 1982. Thornburg's principal office is located at 119 E. Marcy St., Suite 202, Sante Fe, New Mexico 87501.

TOCQUEVILLE ASSET MANAGEMENT LP ("TOCQUEVILLE") serves as a sub-adviser to the Laudus Small-Cap MarketMasters Fund. It was established as a Delaware limited partnership in 1985. Tocqueville Management Corporation is the general partner of Tocqueville. Tocqueville's principal office is located at 40 W 57th Street, New York, New York 10019.


VEREDUS ASSET MANAGEMENT LLC ("VEREDUS") serves as a sub-adviser to the Laudus Small-Cap MarketMasters Fund. It was organized as a Kentucky limited liability company in 1998. ABN AMRO Asset Management Holdings Inc. ("ABN") owns 50% of Veredus. ABN is a wholly-owned subsidiary of ABN AMRO Bank NV, a European financial services company headquartered in the Netherlands. Veredus' principal place of business is 6060 Dutchmans Lane, Suite 320, Louisville, Kentucky 40205.



WENTWORTH, HAUSER AND VIOLICH, INC. ("WHV") serves as a sub-adviser to the Laudus International MarketMasters Fund. The firm was founded in San Francisco, CA in 1937. WHV was later purchased by Laird Norton Investment Management, Inc. ("LNIM") and established as a corporation in 1993 in King County, Washington. The firm is a wholly owned subsidiary of LNIM. The principal office of WHV is 353 Sacramento Street, Suite 600, San Francisco, California 94111. LNIM's principal office is located at Norton Building, Suite 1210, 801 Second Avenue, Seattle, Washington 98104-1564.


WILLIAM BLAIR & COMPANY, LLC ("WILLIAM BLAIR") serves as a sub-adviser to the Laudus International MarketMasters Fund. It was founded in 1935 and became a Delaware limited liability company in 1996. William Blair's principal office is located at 222 West Adams St., Chicago, Illinois 60606.




As described below, the investment adviser is entitled to receive from each fund a graduated annual fee, payable monthly, for its advisory and administrative services to each fund. The table below sets forth the advisory fees paid by the funds to the investment adviser for the past three fiscal years or, if shorter, the period of the fund's operations. The figures in the "net fees paid" row represent the actual amounts paid to the investment adviser, which include the effect of any reductions due to the application of a fund's expense limitation, and are based on the fees that applied for that period. The figures in the "gross fees reduced by" row represent the amount, if any, the advisory fees payable to the investment adviser were reduced due to the application of a fund's expenses limitation.



The investment adviser pays the sub-advisers their fees out of the amount it receives from the funds.

                                                                                                                         Expense
         Fund and Fee                                       2006                 2005                 2004             Limitation *
------------------------------------------------------------------------------------------------------------------------------------
LAUDUS U.S. MARKETMASTERS          Net fees paid:        $1,176,000           $1,382,000           $1,613,000       Investor Shares:
FUND 1                                                                                                                    1.25%

0.925% of the fund's average         Gross fees            $181,000             $220,000             $267,000         Select Shares:
daily net assets not in excess      reduced by:                                                                           1.07%
of $500 million, 0.920% of
such net assets in excess of      Sub-adviser fees         $852,680             $909,000             $941,000
$500 million and less than $1       paid by the
billion, and 0.910% of such          investment
net assets over $1 billion.           adviser:

LAUDUS SMALL-CAP MARKETMASTERS     Net fees paid:        $1,169,000           $1,316,000           $1,435,000       Investor Shares:
FUND 2                                                                                                                    1.55%

1.17% of the fund's average          Gross fees             $89,000             $174,000             $299,000         Select Shares:
daily net assets not in excess      reduced by:                                                                           1.37%
of $500 million, 1.13% of such
net assets in excess of $500      Sub-adviser fees         $742,000             $837,000             $924,000
million and less than 1             paid by the
billion, and 1.07% of such net       investment
assets over $1 billion.               adviser:


----------

1 Prior to February 28, 2005, the investment adviser was entitled to receive
  1.00% of the fund's average daily net assets.



* Schwab and the investment adviser have agreed to limit "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to the percentage shown in this column through February 27, 2008.



2 Prior to February 28, 2005, the investment adviser was entitled to receive
  1.30% of the fund's average daily net assets.

                                                                                                                         Expense
         Fund and Fee                                       2006                 2005                 2004             Limitation *
------------------------------------------------------------------------------------------------------------------------------------
LAUDUS INTERNATIONAL               Net fees paid:       $20,797,000          $10,579,000           $5,510,000       Investor Shares:
MARKETMASTERS FUND 1                                                                                                      1.65%

1.29% of the fund's average          Gross fees              $0                 $753,000           $1,155,000        Select Shares:
daily net assets not in excess      reduced by:                                                                           1.47%
of $500 million, 1.27% of such
net assets in excess of $500      Sub-adviser fees      $10,087,000           $5,563,000           $3,103,000
million and less than $1            paid by the
billion, and 1.25% of such net       investment
assets over $1 billion.               adviser:


----------

1 Prior to February 28, 2005, the investment adviser was entitled to receive
  1.40% of the fund's average daily net assets.


The amount of the expense caps is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of a fund. The expense cap is not intended to cover all fund expenses, and a fund's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest, taxes and the fees and expenses of pooled investment vehicles, such as ETFs, REITs and other investment companies, that are held by the fund, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.

                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the funds and is the trust's agent for the purpose of the continuous offering of the funds' shares. Each fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, shareholder ownership and account activities and distributes the funds' prospectuses, financial reports and other informational literature about the funds. Schwab maintains the office space, equipment and personnel necessary to provide these services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under its contract with each fund, Schwab is entitled to receive an annual fee, payable monthly from each share class of the fund, in the amount of 0.05% of each fund's or each share class' average daily net assets.

For the services performed as shareholder services agent under its contract with each fund, Schwab is entitled to receive an annual fee, payable monthly from each share class of the fund, in the amount of 0.20% of the Investor Shares' and 0.15% of the Select Shares(R)' average daily net assets.

                          CUSTODIAN AND FUND ACCOUNTANT

State Street Bank & Trust Company, One Lincoln Street, Boston, MA 02111, serves as custodian and fund accountant.


The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountant maintains all books and records related to each fund's transactions.
* Schwab and the investment adviser have agreed to limit "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to the percentage shown in this column through February 27, 2008.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The funds' independent registered public accounting firm, PricewaterhouseCoopers audits and reports on the annual financial statements of the funds and reviews certain regulatory reports and each fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is 3 Embarcadero Center, San Francisco, CA 94111. The funds' audited financial statements from the funds' annual report for the fiscal year ended October 31, 2006, are incorporated by reference into this SAI.


                                  LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

                               PORTFOLIO MANAGERS

CSIM IS RESPONSIBLE FOR MONITORING AND COORDINATING THE OVERALL MANAGEMENT OF EACH OF THE MARKETMASTERS FUNDS.


OTHER ACCOUNTS. Each portfolio manager (collectively referred to as the "Portfolio Managers") is responsible for the day-to-day management of certain accounts, as listed below. The accounts listed below are not subject to a performance-based advisory fee. The information below is provided as of October 31, 2006.




                          REGISTERED INVESTMENT
                                COMPANIES
                     (THIS AMOUNT INCLUDES THE FUNDS
                     IN THIS STATEMENT OF ADDITIONAL         OTHER POOLED INVESTMENT
                             INFORMATION)                           VEHICLES                        OTHER ACCOUNTS

                      NUMBER OF                            NUMBER OF                         NUMBER OF
       NAME            ACCOUNTS        TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS       ACCOUNTS       TOTAL ASSETS
       ----            --------        ------------        --------        ------------       --------       ------------
Jeffrey Mortimer          31         $35,456,512,241           0                --              5,764        $1,134,717,574
Caroline Lee               4          $2,341,299,223           0                --                0                 0



CONFLICTS OF INTEREST. A Portfolio Manager's management of other accounts may give rise to potential conflicts of interest in connection with its management of a fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include Schwab Personal Portfolio Managed Accounts and other mutual funds advised by CSIM

(collectively, the "Other Managed Accounts"). The Other Managed Accounts might have similar investment objectives as a fund, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by a fund. While the Portfolio Managers' management of Other Accounts may give rise to the potential conflicts of interest listed below, CSIM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, CSIM believes it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.


Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the Portfolio Managers' day-to-day management of the funds. Because of their positions with the funds, the Portfolio Managers know the size, timing, and possible market impact of fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of the Other Managed Accounts they manage and to the possible detriment of a fund. However, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Moreover, with respect to index funds, which seek to track their benchmark index, much of this information is publicly available. When it is determined to be in the best interest of both accounts, the Portfolio Managers may aggregate trade orders for the Other Managed Accounts, excluding Schwab Personal Portfolio Managed Accounts, with those of a fund. All aggregated orders are subject to CSIM's aggregation and allocation policy and procedures, which provide, among other things, that (i) a Portfolio Manager will not aggregate orders unless he or she believes such aggregation is consistent with his or her duty to seek best execution; (ii) no account will be favored over any other account; (iii) each account that participates in an aggregated order will participate at the average security price with all transaction costs shared on a pro-rata basis; and (iv) if the aggregated order cannot be executed in full, the partial execution is allocated pro-rata among the participating accounts in accordance with the size of each account's order.

Investment Opportunities. A potential conflict of interest may arise as a result of the Portfolio Managers' management of a fund and Other Managed Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Managed Accounts over a fund, which conflict of interest may be exacerbated to the extent that CSIM or the Portfolio Managers receive, or expect to receive, greater compensation from their management of the Other Managed Accounts than the fund. Notwithstanding this theoretical conflict of interest, it is CSIM's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the Portfolio Managers may buy for an Other Managed Account securities that differ in identity or quantity from securities bought for a fund or refrain from purchasing securities for an Other Account that they are otherwise buying for a fund in an effort to outperform its specific benchmark, such an approach might not be suitable for a fund given its investment objectives and related restrictions.

COMPENSATION. Charles Schwab & Co., the trust's distributor, compensates each CSIM Portfolio Manager for his or her management of the funds. Each Portfolio Manager's compensation consists of a fixed annual ("base") salary and a discretionary bonus. The base salary is determined considering compensation payable for a similar position across the investment management industry and an evaluation of the individual Portfolio Manager's overall performance such as the portfolio manager's contribution to the firm's overall investment process, being good corporate citizens and contributions to the firm's asset growth and business relationships. The discretionary bonus is determined in accordance with the CSIM Portfolio Management Incentive Plan (the "Plan"), which is designed to reward consistent and superior investment performance relative to established benchmarks and/or industry peer groups. The Plan is an annual incentive plan that provides quarterly advances at management's discretion based on their determination of whether funds are available under the Plan as well as the portfolio manager's contribution to the firm's overall investment process, being good corporate citizens and contributions to the firm's asset growth and business relationships.


The Plan consists of two independent funding components: 75% of the funding is based on fund investment performance and 25% of the funding is based on Schwab's corporate performance. Funding from these two components is pooled into two separate incentive pools (one for Fixed Income portfolio managers and the second for Equity portfolio managers) and then allocated to the plan participants by CSIM senior management. This allocation takes into account fund performance as well as the portfolio manager's leadership, teamwork, and contribution to CSIM goals and objectives.

-     Fund Investment Performance

      Funding into this Plan component is determined by fund performance relative to a Lipper Category or an established industry peer group. Peer groups are determined by the CSIM Peer Group Committee and are reviewed on a regular basis.

      - For all funds except index and money market funds: A fund's investment performance ranking relative to its peer group or respective Lipper Category ("fund ranking") is determined based on its 1-year and 3-year pre-tax return before expenses. In determining a fund ranking, 75% of the weighting is based on the 3-year pre-tax performance and 25% is based on the 1-year pre-tax performance. The 1-year and 3-year performance numbers are calculated based on a calendar year.

      - For money market and index funds: A money market fund's investment performance ranking ("fund ranking") is determined by its gross yield (i.e., yield before expenses) relative to its iMoney Net category on a calendar year-to-date basis. An index fund's investment performance ranking ("fund ranking") is determined by the fund's tracking error (deviation from the bench mark) relative to its peer group on a calendar year-to-date basis.

     A composite rating for each Portfolio Manager is then determined, based on a weighted average of all of their individual funds' rankings. The specific weight given to a fund in that calculation is determined by CSIM's senior management.

-    Schwab Corporate Performance

     Funding into this Plan component is determined by Schwab corporate performance which is based on two financial performance measures: (1) year-to-date net revenue growth; and (2) Schwab's profit margin. The actual amount of funding into the Plan is discretionary and is determined by Schwab's senior management following the end of each quarter.

The Portfolio Managers' compensation is not based on the value of the assets held in a fund's portfolio.


OWNERSHIP OF FUND SHARES. The following table shows the dollar amount range of the Portfolio Managers' "beneficial ownership" of shares of the funds they manage, as of December 31, 2006. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

PORTFOLIO MANAGER     FUND                                       DOLLAR RANGE OF FUND SHARES
-----------------     ----                                       ---------------------------
Jeffrey Mortimer      Laudus U.S. MarketMasters                  $10,001-$50,000
                      Laudus Small-Cap MarketMasters             None
                      Laudus International MarketMasters         $100,001 - $500,000
Caroline Lee          Laudus U.S. MarketMasters                  None
                      Laudus Small-Cap MarketMasters             None
                      Laudus International MarketMasters         $1 - $10,000



                    SUB-ADVISER PORTFOLIO MANAGER DISCLOSURE

AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY") SUB-ADVISES THE LAUDUS INTERNATIONAL MARKETMASTERS FUND (THE "FUND").


OTHER ACCOUNTS. The portfolio managers are also responsible for the day-to-day management of other accounts, as indicated by the following table. These accounts do not have an advisory fee based on the performance of the account. The information below is provided as of October 31, 2006.




                                                                                        OTHER ACCOUNTS
                       REGISTERED INVESTMENT              OTHER POOLED             (E.G., SEPARATE ACCOUNTS
                             COMPANIES                 INVESTMENT VEHICLES          AND CORPORATE ACCOUNTS
                       (E.G., OTHER AMERICAN        (E.G., COMMINGLED TRUSTS         INCLUDING INCUBATION
                           CENTURY FUNDS                AND 529 EDUCATION           STRATEGIES, CORPORATE
                      AND AMERICAN CENTURY -         SAVINGS PLAN ACCOUNTS)                 MONEY)
                        SUB-ADVISED FUNDS)
                                                      NUMBER                       NUMBER
                   NUMBER OF                            OF                           OF
      NAME          ACCOUNTS      TOTAL ASSETS       ACCOUNTS    TOTAL ASSETS     ACCOUNTS      TOTAL ASSETS
      ----          --------      ------------       --------    ------------     --------      ------------
Federico Laffan        1          $174,142,153          0             N/A            2          $136,308,909
Trevor Gurwich         1          $174,142,153          0             N/A            2          $136,308,909
Mark Kopinski          2        $1,540,452,260          0             N/A            3          $210,112,959
Brian Brady            2        $1,540,452,260          0             N/A            3          $210,112,959


CONFLICTS OF INTEREST. Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, core equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimize the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as

"tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. The portfolio manager makes purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

COMPENSATION. American Century portfolio manager compensation is structured to align the interest of the portfolio manager with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary. The portfolio manager receives base pay in the form of a fixed annual salary.

Bonus. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the Laudus International MarketMasters Fund.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of the portfolio manager's bonus may be tied to individual performance goals, such as research projects and the development of new products.

Finally, a portfolio manager's bonus may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

Restricted Stock Plans. The portfolio manager is eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

Deferred Compensation Plans. The portfolio manager is eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.




OWNERSHIP OF FUND SHARES. The portfolio managers did not own any shares of the Fund as of October 31, 2006, the fund's most recent fiscal year end.


GARDNER LEWIS ASSET MANAGEMENT L.P. ("GARDNER LEWIS") SUB-ADVISES THE LAUDUS U.S. MARKETMASTERS FUND (THE "FUND").


OTHER ACCOUNTS. In addition to the Fund, the portfolio managers (working as a team) are responsible for the day-to-day management of certain other accounts as listed below. The information below is provided as of October 31, 2006.

                        REGISTERED INVESTMENT
                              COMPANIES
                        (THIS AMOUNT INCLUDES
                           THE LAUDUS U.S.
                          MARKETMASTERS FUND)            OTHER POOLED INVESTMENT                 OTHER ACCOUNTS
                                                                 VEHICLES
                      NUMBER                                                               NUMBER
                        OF                             NUMBER OF                             OF
       NAME          ACCOUNTS      TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS       ACCOUNTS       TOTAL ASSETS
       ----          --------      ------------        --------        ------------       --------       ------------
W. Whitfield             6         $875,456,327            5           $153,101,026        2,471        $7,812,834,077
Gardner & John L.
Lewis, IV


Accounts where compensation is based upon account performance:





                        REGISTERED INVESTMENT
                             COMPANIES                   OTHER POOLED INVESTMENT              OTHER ACCOUNTS
                                                               VEHICLES
                       NUMBER                                                             NUMBER
                         OF                           NUMBER OF                             OF
       NAME           ACCOUNTS      TOTAL ASSETS       ACCOUNTS       TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS
       ----           --------      ------------       --------       ------------       --------      ------------
W. Whitfield              0               0               4           $151,155,185           6          $67,991,906
Gardner & John L.
Lewis, IV


CONFLICTS OF INTEREST. Mr. Gardner's and Mr. Lewis's management of other accounts may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include foundation, endowment, corporate pension, mutual fund and other pooled investment vehicles (collectively, the "Other Accounts"). The Other Accounts might have similar investment objectives as a Fund, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by a Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Gardner Lewis does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Gardner Lewis believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing, and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, Gardner Lewis has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. Gardner Lewis provides investment supervisory services for a number of investment products that have varying investment guidelines. The same portfolio management team works across all investment products. For some of these investment strategies, Gardner

Lewis may be compensated based on the profitability of the account. These incentive compensation structures may create a conflict of interest for Gardner Lewis with regard to other client accounts where the Gardner Lewis is paid based on a percentage of assets in that Gardner Lewis may have an incentive to allocate the investment ideas that it believes might be the most profitable to the client accounts where they might share in investment gains. Gardner Lewis has implemented policies and procedures in an attempt to ensure that investment opportunities are allocated in a manner that is fair and appropriate to the various investment strategies based on the firm's investment strategy guidelines and individual client investment guidelines. When an investment opportunity is deemed appropriate for more than one strategy, allocations are generally made on a pro-rata basis.


COMPENSATION. The portfolio managers are principals of Gardner Lewis and their compensation varies with the general success of Gardner Lewis as a firm. Each portfolio manager's compensation consists of a fixed annual salary, plus additional remuneration based on the overall profitability of Gardner Lewis for the given time period. The portfolio managers' compensation is not linked to any specific factors, such as the Fund's performance or asset level.



OWNERSHIP OF FUND SHARES. As of October 31, 2006, no portfolio managers beneficially owned any of the Fund's shares.


HARRIS ASSOCIATES L.P. ("HARRIS ASSOCIATES") SUB-ADVISES THE LAUDUS U.S. MARKETMASTERS FUND AND THE LAUDUS INTERNATIONAL MARKETMASTERS FUND (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS").


OTHER ACCOUNTS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below, as of October 31, 2006. There are no accounts with respect to which the advisory fee is based on the performance of the account.


LAUDUS U.S. MARKETMASTERS FUND: Robert M. Levy

LAUDUS INTERNATIONAL MARKETMASTERS FUND: David G. Herro and Chad M. Clark


                           REGISTERED INVESTMENT
                                 COMPANIES
                           (THESE AMOUNTS INCLUDE
                            THE LAUDUS U.S. AND                OTHER POOLED INVESTMENT
                               INTERNATIONAL                          VEHICLES                        OTHER ACCOUNTS
                            MARKETMASTERS FUNDS)
                                                             NUMBER                             NUMBER
                      NUMBER OF                                OF                                 OF
       NAME            ACCOUNTS         TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS
       ----            --------         ------------        --------       ------------        --------       ------------
Robert M. Levy            6            $3,780,976,396          2            $111,853,905         452 *       $3,852,382,939
David G. Herro            8           $13,204,023,719          2          $1,869,847,947          14         $3,377,464,445
Chad M. Clark             4            $2,655,700,620          2          $1,816,656,622          11         $2,928,418,300



* This number includes approximately 340 accounts that are managed pursuant to a "model portfolio" and generally involve no direct client communications. It also includes many client relationships with multiple accounts, and therefore the number of accounts greatly exceeds the number of relationships.


MATERIAL CONFLICTS OF INTEREST. Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, Harris Associates makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Funds, based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is Harris Associates' policy to allocate investment opportunities to each account, including the Funds, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Funds, will generally participate on a pro rata basis.



Harris Associates has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.


COMPENSATION. Robert M. Levy is the portfolio manager of the Laudus U.S. Marketmasters Fund, and David G. Herro and Chad M. Clark are portfolio managers of the Laudus International Marketmasters Fund (collectively, the "Funds"). Each of the Funds' portfolio managers is compensated solely by Harris Associates L.P. (the "Firm"), a subadviser. Compensation for each of the portfolio managers is based on the Firm's assessment of the individual's long-term contribution to the investment success of the firm and is structured as follows:

      (1) Base salary. The base salary is a fixed amount, and each portfolio manager receives the same base salary.

      (2) Participation in a discretionary bonus pool. A discretionary bonus pool for each of the Firm's domestic and international investment groups is divided among the senior level employees of each group and is paid out annually.

      (3) Participation in a long-term compensation plan that provides current compensation to certain key employees of the Firm and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and pay out over a period of time.

The determination of the amount of each portfolio manager's participation in the discretionary bonus pool and the compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual's contribution to the overall investment results of the Firm's domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of portfolio managers include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers' compensation is not based solely on an evaluation of the performance of the funds or the amount of fund assets. Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more of the following benchmarks: S&P500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Lehman (60% S&P500 and 40% Lehman Bond Index), Morgan Stanley Capital International World ex U.S., and the Firm's approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over one and three-year periods and on a pre-tax and after-tax basis to the extent such information is available.



If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to the Firm in that role. Mr. Herro and Mr. Clark also serve as research analysts. The specific quantitative and qualitative factors considered in evaluating a research analyst's contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst's investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. In addition, an individual's other contributions to the Firm, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.


OWNERSHIP OF FUND SHARES. As of the end of the Funds' most recently completed fiscal year, no portfolio manager beneficially owned any of the Funds' shares.


MONDRIAN INVESTMENT PARTNERS ("MONDRIAN") SUB-ADVISES THE LAUDUS INTERNATIONAL MARKETMASTERS FUND (THE "FUND").



OTHER ACCOUNTS. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below, as of October 31, 2006, there are no accounts with respect to which the advisory fee is based on the performance of the account.



                                                                  OTHER POOLED
                                                                   INVESTMENT                   OTHER ACCOUNTS
                          REGISTERED INVESTMENT COMPANIES           VEHICLES                 (SEPARATE ACCOUNTS)

                            NUMBER OF                        NUMBER OF      TOTAL
          NAME              ACCOUNTS       TOTAL ASSETS       ACCOUNTS     ASSETS     NUMBER OF ACCOUNTS   TOTAL ASSETS
          ----              --------       ------------       --------     ------     ------------------   ------------
Ormala Krishnan                 0                0               1       $36,559,566           3           $139,809,233



CONFLICTS OF INTEREST. Mondrian does not foresee any material conflicts of interest that may arise in the management of this account and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities together with a summary of Mondrian's policy in that area:



Dealing in investments as principal and the provision of seed capital -- Mondrian generally does not trade for its own account. However, two Mondrian affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.



Dealing in investments as agent for more than one party -- Mondrian manages portfolios for other clients. The key potential conflicts of interest that arise where a firm manages multiple client portfolios are addressed through the operation of policies designed to ensure the fair and equal treatment of all clients (e.g., the allocation of aggregated trades among clients).



Allocation of investment opportunities -- Mondrian's policy requires that investment opportunities should be allocated among clients in an equitable manner. For equity portfolios,

Mondrian makes stock selection decisions at committee level. Those stocks identified as investment opportunities are added to Mondrian's list of approved stocks ("Stock List"). Portfolios will hold only those stocks contained in the Stock List, and portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. For bond portfolios, investment decisions are also committee based, and all bond portfolios governed by the same or a similar mandate are structured in the same way. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates. Clients with performance-based fees are allocated investment opportunities in the same way as clients whose fees are not performance-based.



Allocation of aggregated trades -- Mondrian's policy requires that all allocations must be fair between clients and, to be reasonable in the interests of clients, will generally be made in proportion to the size of the original orders placed. However, where such allocation would create a material adverse effect on a client, an adjustment may be made to the allocation. Where such adjustment is considered appropriate, Mondrian's normal policy will be to adopt a random method of allocation between clients achieved through an automated process. Such allocations should not conflict with any instructions a client may have issued, or with any limitations placed on the degree of discretion the portfolio manager has to act on behalf of the client.



Soft dollar arrangements -- Mondrian does not have any soft dollar arrangements in place with brokers. Mondrian primarily uses client brokerage commissions to pay for the execution of transactions in the client portfolio. As part of that execution service, brokers typically provide proprietary research to their clients as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; and providing information on economic factors and trends. Such services may be used by Mondrian in connection with its investment decision-making process with respect to one or more accounts managed by it, and may or may not be used, or used exclusively, with respect to the account generating the brokerage.



Dual agency/cross trade -- dual agency (also known as cross trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. Mondrian may from time to time act as agent for both parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, the portfolio manager will first: (a) obtain approval from the Chief Compliance Officer ("CCO"); and (b) inform the client of the capacity in which Mondrian is acting.




Transacting client trades with an affiliated broker -- Mondrian does not have any affiliated brokers.




Fees -- Mondrian charges fees proportionate to its assets under management. Instead, certain accounts may also be charged performance fees. The potential conflict of interest arising from these fee arrangements is addressed by Mondrian's procedure for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements (see "allocation of aggregated trades" above).



Pricing and valuation -- To avoid the potential conflict of interest inherent in every valuation where the fund manager is compensated on asset size and/or portfolio performance, Mondrian has adopted and approved policies and procedures specifically identifying the pricing source to be used for specific security types.

Proxy voting -- Mondrian votes proxies for a number of its clients. Mondrian has a Proxy Voting Policy & Guidelines which details the process it follows to ensure that potential conflicts of interest are correctly managed when exercising that authority.



Directorships and external appointments -- Before accepting an executive or non-executive directorship or any other appointment in another company, Mondrian employees, including executive directors, must obtain the prior approval of the Managing Director. The CCO must be informed of all such appointments and changes.



Employee personal dealings -- Mondrian has arrangements in place to ensure that none of its directors, officers or employees effects any transaction on their own account which conflicts with client interests. These individuals are also prohibited from procuring any other person to enter into such a transaction (except in the proper course of their employment). For the purposes of clarity, this will include, but is not limited to, anyone connected with that individual by reason of a domestic or business relationship (other than as arises solely because that person is a Mondrian client) such that the individual has influence over that person's judgment as to how to invest his property or exercise any rights attaching to his Investments. Mondrian's rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.



Gifts and Entertainment (received) -- In the normal course of business Mondrian employees may receive gifts and entertainment from third parties e.g. brokers and other service providers. Mondrian has a policy which generally requires that gifts and entertainment received are reported to the CCO (any items in excess of L100 generally require pre-approval).



Gifts and Entertainment (given) -- In the normal course of business Mondrian employees may provide gifts and entertainment to third parties. Mondrian has a policy which generally requires that gifts and entertainment provided are reported to the CCO (any items in excess of L200 generally require pre-approval).



Compensation -- Mondrian's compensation arrangements are designed to attract and retain high caliber staff. The compensation structure does not provide incentives for any member staff to favor any client (or group of clients). Incentives (bonus and equity programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's portfolio managers are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.



Chief Compliance Officer Independent Reporting Lines -- Mondrian's CCO reports to the Chief Operating Officer on a day to day basis. In order to ensure that the CCO has independent access to other senior staff, the CCO also has a formal reporting line to the Chief Executive Officer and the non-executive director who is the Chairman of the Mondrian Compliance Committee.



COMPENSATION.



Competitive Salary -- All investment professionals are remunerated with a competitive base salary that periodically changes over time.



Profit Sharing Bonus Pool -- All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

Equity Ownership -- Mondrian is majority management-owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business.



Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. As an individual's ability to influence these factors depends on that individual's position and seniority within the firm, so the allocation of participation in these programs will reflect this.



At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.



Compensation Committee. In determining the amount of bonuses and equity awarded, Mondrian's Board of Directors consults with the company's Compensation Committee, which makes recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.



Defined Contribution Pension Plan. All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The plan is governed by trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the plan provides death benefits for death in service and a spouse's or dependant's pension may also be payable.



No element of portfolio manager compensation is based on the performance of individual client accounts.



OWNERSHIP OF FUND SHARES. As of October 31, 2006, the portfolio manager did not beneficially own any of the Fund's shares.



TAMRO CAPITAL PARTNERS LLC ("TAMRO") SUB-ADVISES THE LAUDUS SMALL-CAP MARKETMASTERS FUND (THE "FUND").



OTHER ACCOUNTS. In addition to the Fund, the portfolio management investment team is responsible for the day-to-day management of certain other accounts, as listed below (data shown below is as of October 31, 2006). These accounts do not have an advisory fee based on the performance of the account.



                                REGISTERED INVESTMENT
                                      COMPANIES                     OTHER POOLED
                                     (OTHER ABN                      INVESTMENT                    OTHER ACCOUNTS
                                  AMRO/TAMRO FUNDS)                   VEHICLES                  (SEPARATE ACCOUNTS)

                             NUMBER                              NUMBER
                               OF                                  OF          TOTAL       NUMBER OF
          NAME              ACCOUNTS       TOTAL ASSETS         ACCOUNTS       ASSETS      ACCOUNTS        TOTAL ASSETS
          ----              --------       ------------         --------       ------      --------        ------------
Philip D. Tasho, CFA            3         $385.5 million           0             $0           111         $127.5 million
Timothy A. Holland, CFA         3         $385.5 million           0             $0           111         $127.5 million
Warren M. Gump, CFA             3         $504.5 million           0             $0           130         $197.2 million
Ronald G. Whitley               3         $385.5 million           0             $0           111         $127.5 million



* Mr. Gump joined the investment team on January 4, 2007. Figures shown above for Warren Gump are as of 1/31/07 -- for the remaining Investment Team members the figures are as of 10/31/06.

POTENTIAL CONFLICTS OF INTEREST. Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts in the allocation of investment opportunities in a way that favors other accounts over the Fund; TAMRO has adopted policies and procedures that are designed to minimize the effects of these conflicts. Responsibility for managing TAMRO client portfolios is organized according to the investment discipline. Investment disciplines are Small-Cap Core, Large-Cap Value, All-Cap, and Contrarian. When managing portfolios, the manager will generally purchase and sell securities across all portfolios that he manages in each investment discipline. TAMRO will aggregate orders to purchase or sell the same security for multiple accounts when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Some orders for certain client accounts may, by investment restriction or otherwise, not be available for aggregation. To the extent trades are aggregated, shares purchased or sold are generally allocated to the portfolios pro rata based on order size.



TAMRO does not believe that the conflicts, if any, are material or to the extent that any such conflicts are material, TAMRO believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.



COMPENSATION. Philip Tasho's compensation is comprised of an annual base salary, plus a bonus based on a combination of job performance and TAMRO's overall company performance. Timothy Holland, Warren Gump and Ronald Whitley's compensation is comprised of an annual base salary, plus a bonus based on a combination of job performance and TAMRO's overall company performance.



OWNERSHIP OF FUND SHARES. As of October 31, 2006, the members of the portfolio management investment team did not own any shares of the Fund.



TCW INVESTMENT MANAGEMENT COMPANY ("TCW") SUB-ADVISES THE LAUDUS U.S. MARKETMASTERS FUND AND THE LAUDUS SMALL-CAP MARKETMASTERS FUND (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS").



OTHER ACCOUNTS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below (data shown below is as of October 31, 2006).

                                REGISTERED INVESTMENT
                                      COMPANIES
                              (THIS AMOUNT INCLUDES THE
                                LAUDUS U.S. AND SMALL-
                                  CAP MARKETMASTERS                   OTHER POOLED
                                        FUNDS)                     INVESTMENT VEHICLES
                                                                                                       OTHER ACCOUNTS
                             NUMBER                             NUMBER
                               OF                                 OF                             NUMBER OF          TOTAL
          NAME              ACCOUNTS       TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS       ACCOUNTS          ASSETS
          ----              --------       ------------        --------       ------------       --------          ------
Nicholas Galluccio              6            $1,834.8             11             $897.9             41            $3,405.6
Susan Suvall                    6            $1,834.8             11             $897.9             41            $3,405.6


Accounts where compensation is based upon account performance:


                                REGISTERED INVESTMENT                 OTHER POOLED
                                     COMPANIES                    INVESTMENT VEHICLES
                                                                                                      OTHER ACCOUNTS
                             NUMBER                             NUMBER
                               OF                                 OF                             NUMBER OF          TOTAL
          NAME              ACCOUNTS       TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS       ACCOUNTS          ASSETS
          ----              --------       ------------        --------       ------------       --------          ------
Nicholas Galluccio              0                0                 4             $42.5               4             $408.6
Susan Suvall                    0                0                 4             $42.5               4             $408.6



CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Funds), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or TCW has a greater financial incentive, such as a performance fee account or where an account or fund managed by a portfolio manager has a higher fee sharing arrangement than the portfolio manager's fee sharing percentage with respect to the Funds. TCW has adopted policies and procedures reasonably designed to address these types of conflicts and TCW believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Funds.



COMPENSATION. Portfolio managers of TCW are compensated through a combination of base salary, profit sharing based compensation ("profit sharing") and equity incentive participation in TCW's immediate parent, The TCW Group, Inc. and/or ultimate parent, Societe Generale ("equity incentives"). Profit sharing and equity incentives generally represent most of the portfolio managers' compensation.



Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. While it may be determined on a gross basis, without the deduction of expenses, in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate the portfolio managers for management of the Funds is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for TCW and its affiliates under The TCW Group (collectively, "TCW"), with limited exceptions involving grandfathered accounts, firm capital of TCW or accounts sourced through a distinct distribution channel. In general, portfolio managers do not receive discretionary bonuses.



In many cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite, net of fees and expenses, to that of a benchmark. The benchmark varies from strategy to strategy but, within a given strategy, it applies to all accounts, including the Funds. The measurement of performance can be based on single year or multiple year metrics, or a combination thereof.

Certain accounts of TCW have a performance fee in addition to or in lieu of a flat asset-based fee. These performance fees can be (a) asset-based fees, the percentage of which is tied to the performance of the account relative to a benchmark or (b) a percentage of the net gains of the account over a threshold gain tied to a benchmark. For these accounts, the portfolio managers' profit sharing compensation will apply to such performance fees. The profit sharing percentage in the case of performance fees is generally the same as it is for the profit sharing compensation applicable to the Funds; however, in the case of certain alternative investment products managed by a portfolio manager, the profit sharing percentage may be higher.



All portfolio managers participate in equity incentives providing benefits for performance of the Advisor and its affiliates, through stock ownership or participation and is in stock option or stock appreciation plans of TCW and/or Societe Generale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW's annual financial performance as a whole. TCW portfolio managers also participate in Societe Generale's Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met. Some portfolio managers are stockholders of TCW and/or Societe Generale, as well.


Certain portfolio managers also participate in compensation plans that are allocated a portion of management fees, incentive fees or performance fees payable to TCW in its products, including those not managed by the portfolio managers. Portfolio managers may also participate in deferred compensation programs, the value of which is tied to their tenure at TCW and is payable upon the reaching of certain time-based milestones.

OWNERSHIP OF FUND SHARES. The TCW Code of Ethics prohibits TCW employees from purchasing or otherwise acquiring shares of any third party mutual fund advised or sub-advised by TCW. As a result, the portfolio managers do not own any shares of the Funds.


THORNBURG INVESTMENT MANAGEMENT, INC. ("THORNBURG") SUB-ADVISES THE LAUDUS U.S. MARKETMASTERS FUND (THE "FUND").


OTHER ACCOUNTS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below, as of October 31, 2006. As of October 31, 2006, the amount of the advisory fee for each of the accounts listed below was not based on the investment performance of the accounts.



                              REGISTERED INVESTMENT             OTHER POOLED
                                    COMPANIES                INVESTMENT VEHICLES                  OTHER ACCOUNTS

                             NUMBER                        NUMBER
                               OF            TOTAL           OF            TOTAL           NUMBER OF           TOTAL
          NAME              ACCOUNTS        ASSETS        ACCOUNTS        ASSETS           ACCOUNTS           ASSETS
          ----              --------        ------        --------        ------           --------           ------
William V. Fries               20        15.9 billion        12         1.1 billion          7913           8.7 billion
Ed Maran                        7         3.8 billion         6         807 million          1920           3.7 billion
Connor Browne                   7         3.8 billion         6         807 million          1920           3.7 billion


ACCOUNTS WHERE COMPENSATION IS BASED ON ACCOUNT PERFORMANCE.

                              REGISTERED INVESTMENT             OTHER POOLED
                                    COMPANIES               INVESTMENT VEHICLES                 OTHER ACCOUNTS

                             NUMBER                         NUMBER
                               OF           TOTAL             OF            TOTAL           NUMBER OF           TOTAL
          NAME              ACCOUNTS        ASSETS         ACCOUNTS        ASSETS           ACCOUNTS           ASSETS
          ----              --------        ------         --------        ------           --------           ------
William V. Fries                0             0                0              0                 2            879 million
Ed Maran                        0             0                0              0                 1            786 million
Connor Browne                   0             0                0              0                 1            786 million


CONFLICTS OF INTEREST. Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager's management of the fund's investments and the manager's management of other accounts. These conflicts could include:

      - Allocating a favorable investment opportunity to one account but not another.

      - Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.

      - Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

      - Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

Thornburg has informed the Fund that it has considered the likelihood that any material conflicts of interest could arise between the portfolio manager's management of the Fund's investments and the portfolio manager's management of other accounts. Thornburg has also informed the Fund that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.


COMPENSATION. The compensation of Thornburg's portfolio managers includes an annual salary, annual bonus, and company-wide profit sharing. The portfolio managers also own equity shares in the investment manager, Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the portfolio managers, including the fund; multiple year historical total return of accounts managed by the portfolio managers, including the fund, relative to market performance and similar funds; single year historical total return of accounts managed by the portfolio managers, including the fund, relative to market performance and similar funds; the degree of sensitivity of the portfolio managers to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the portfolio managers' compensation with respect to the fund and other accounts managed by the portfolio managers, except that certain accounts managed by the portfolio managers may have no income or capital gains tax considerations. To the extent that the portfolio managers realize benefits from capital appreciation and dividends paid to shareholders of the investment manager, such benefits accrue from the overall financial performance of the investment manager.



OWNERSHIP OF FUND SHARES. AS OF OCTOBER 31, 2006, the portfolio managers did not own any shares of the Fund.


TOCQUEVILLE ASSET MANAGEMENT LP ("TOCQUEVILLE") SUB-ADVISES THE LAUDUS SMALL-CAP MARKETMASTERS FUND (THE "FUND").



OTHER ACCOUNTS. As of October 31, 2006, in addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as follows:



                          REGISTERED INVESTMENT              OTHER POOLED INVESTMENT
                               COMPANIES                           VEHICLES                        OTHER ACCOUNTS

                       NUMBER OF                          NUMBER OF                         NUMBER OF
       NAME            ACCOUNTS        TOTAL ASSETS       ACCOUNTS        TOTAL ASSETS      ACCOUNTS        TOTAL ASSETS
       ----            --------        ------------       --------        ------------      --------        ------------
P. Drew Rankin            1            $9.5 million           1          $23.0 million         17          $611.0 million



CONFLICTS OF INTEREST. The portfolio manager manages multiple accounts, including the Fund, which has the potential for conflicts of interest. Potential conflicts of interest between accounts are addressed by Tocqueville through internal monitoring policies and procedures reasonably designed to manage or mitigate those conflicts.


Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Fund. Because of his positions with the Fund, the portfolio manager knows the size, timing, and possible market impact of Fund trades. It is possible that the portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund. Tocqueville has adopted policies and procedures it believes are reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers' management of the Fund and other accounts that may allow him to allocate investment opportunities in a way that favors other accounts over the Fund. Tocqueville has adopted a "trade allocation and aggregation" policy that is designed to ensure that client accounts are treated fairly and equitably. Although trades are typically allocated based on order size, differences may exist based on a number of factors such as a client's investment objective or risk profile. The compliance officer reviews allocations periodically to attempt to ensure that all accounts are treated fairly.

Tocqueville has also adopted policies and procedures for managing multiple accounts ("Multiple Account Policies"). In addition to describing the allocation and aggregation policies, the Multiple Account Policies describe additional activities that may involve conflicts in connection with managing multiple accounts and set forth certain procedures to address those conflicts. For example, the portfolio manager must inform the chief operating officer or the chief compliance officer whenever he is to engaging in short sales of securities for the Fund or other accounts. The chief compliance officer periodically reviews permitted short sales to attempt to ensure that no accounts are systematically favored over others.

It is the policy of Tocqueville to manage each account based on the client's investment objectives and related restrictions and, as discussed above, Tocqueville has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions.


COMPENSATION. Tocqueville is one of several investment sub-advisers to the Fund for which it is paid an advisory fee based on the value of the Fund assets under its management.



As of October 31, 2006, Tocqueville compensates the portfolio manager for the Fund with a base monthly payment and an annual bonus. In the case of the portfolio manager being responsible for managing multiple Tocqueville accounts, the method used to determine the compensation of the portfolio manager is the same for his management services on all accounts, including the Fund, where he is the primary investment adviser/portfolio manager.


The base compensation is calculated and paid on a monthly basis. It is based on the amount of all investment advisory fees collected by Tocqueville each month, in arrears, based on the value of the portfolio assets of accounts, including the Fund, for which the portfolio manager is the primary investment adviser/portfolio manager at Tocqueville. For one unrelated account managed by the portfolio manager, a portion of the fee paid to Tocqueville may be linked to performance. For that particular account, Tocqueville will receive an incentive fee in addition to the standard advisory fee if the performance of the account raises the value of the account above a pre-determined threshold. The portfolio manager is paid a percentage of all these fees and Tocqueville retains the balance. The percentage of fees to be paid the portfolio manager was mutually agreed to and established at the time the portfolio manager first joined Tocqueville.

The portfolio manager also receives a discretionary annual bonus that is determined by a number of factors. One of the primary components is the overall profitability of Tocqueville. Other factors include the expansion of the client account base and, the market environment for the period under review. Another component is the amount of Tocqueville revenue that was generated by the work and effort of the portfolio manager. Additional factors include the involvement of the portfolio manager in the investment management functions of Tocqueville; his role in the development of other investment professionals and his work relationship with support staff; and, his overall contribution to strategic planning and his input in decisions for the Tocqueville group of investment managers.

Upon retirement, the portfolio manager is entitled to receive a continuation of monthly compensation for ten years calculated in accordance with the formula for the base compensation described above, based on a declining percentage of the investment advisory fees paid by his clients who continue to be clients of Tocqueville subsequent to his retirement.


OWNERSHIP OF FUND SHARES. As of October 31, 2006 the portfolio manager did not own any Fund shares.


VEREDUS ASSET MANAGEMENT LLC ("VEREDUS") SUB-ADVISES THE LAUDUS SMALL-CAP MARKETMASTERS FUND (THE "FUND").


OTHER ACCOUNTS. In addition to the Fund, the portfolio manager's are responsible for the day-to-day management of certain other accounts, as listed below (data shown below is as of October 31, 2006). As of October 31, 2006, the amount of the advisory fee for each of the accounts listed below was not based on the investment performance of the accounts.

                            REGISTERED INVESTMENT         OTHER POOLED
                                   COMPANIES           INVESTMENT VEHICLES     ALL OTHER ACCOUNTS

                           NUMBER                       NUMBER                NUMBER
                             OF           TOTAL           OF        TOTAL       OF          TOTAL
         NAME             ACCOUNTS        ASSETS       ACCOUNTS     ASSETS   ACCOUNTS       ASSETS
         ----             --------        ------       --------     ------   --------       ------
B. Anthony Weber             4        $1,130,114,215       0          0         28       $918,773,093
Charles P. McCurdy, Jr.      4        $1,130,114,214       0          0         28       $918,773,093
Charles F. Mercer, Jr.       4        $1,130,114,215       0          0         28       $918,773,093



Accounts where compensation includes fee based on performance.



                            REGISTERED INVESTMENT           OTHER POOLED
                                   COMPANIES             INVESTMENT VEHICLES        ALL OTHER ACCOUNTS

                           NUMBER                       NUMBER                     NUMBER
                             OF           TOTAL           OF        TOTAL            OF          TOTAL
         NAME             ACCOUNTS        ASSETS       ACCOUNTS     ASSETS        ACCOUNTS       ASSETS
         ----             --------        ------       --------     ------        --------       ------
B. Anthony Weber             0              0              1        $38,476,748       1       $4,882,942
Charles P. McCurdy, Jr.      0              0              1        $38,476,748       1       $4,882,942
Charles F. Mercer, Jr.       0              0              1        $38,476,748       1       $4,882,942


CONFLICTS OF INTEREST. The management of other accounts may give rise to potential conflicts of interest in connection with management of the Fund's investments, on the one hand, and of the investments of the other accounts, on the other. The other accounts include Registered Investment Companies, a Hedge Fund, and Individually Managed Accounts (collectively, the "Other Accounts"). The Other Accounts might have similar investment objectives as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. The Hedge Fund is an Investment Partnership open to qualified investors that charges a performance fee based on a percentage of profits earned in the individual capital accounts of the investors. Certain Individual Accounts also are charged a Fulcrum Fee based on the performance of the account against a selected benchmark. While the portfolio managers' management of the Other Accounts may give rise to potential conflicts of interest, to the extent any such conflicts are material, Veredus believes that it has designed and implemented policies and procedures that are designed to manage those conflicts in an appropriate way.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers' management of the Fund and the Other Accounts which, in theory, may allow portfolio managers to allocate investment opportunities in a way that favors Other Accounts over the Fund, which conflict of interest may be exacerbated to the extent that Veredus receives greater compensation from its management of the Other Accounts than the Fund. Notwithstanding this theoretical conflict of interest, it is Veredus' policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Veredus has implemented policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time in a manner consistent with each account's investment objectives and related restrictions. As a result, the portfolio managers may buy for an Other Account securities that differ in identity or quantity from securities bought for the Fund or refrain from purchasing securities for an Other Account that they are otherwise buying for the Fund.

COMPENSATION. Veredus compensates each portfolio manager for his management of the Fund. Each portfolio manager is a member of Veredus; therefore all portfolio managers share in the overall profits of company. The individual share of profits is based on a formula set forth in the Operating Agreement, based on membership interest. Each manager also receives an annual fixed guaranteed payment in addition to member profits. The portfolio managers' compensation is not linked to any specific factors, such as the Fund's performance or asset level.


OWNERSHIP OF FUND SHARES. As of October 31, 2006, the portfolio managers did not beneficially own any Fund shares.

WENTWORTH, HAUSER AND VIOLICH, INC. ("WHV") SUB-ADVISES THE LAUDUS INTERNATIONAL MARKETMASTERS FUND (THE "FUND").


OTHER ACCOUNTS. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below (data shown below is as of October 31, 2006). This listing includes international and global equity accounts, as well as small cap domestic equity accounts where Mr. Hirayama is one of four portfolio managers.



                          REGISTERED INVESTMENT                OTHER POOLED                   OTHER ACCOUNTS
                                COMPANIES                   INVESTMENT VEHICLES            (SEPARATE ACCOUNTS)

                        NUMBER                            NUMBER
                          OF                                OF                         NUMBER OF
NAME                   ACCOUNTS      TOTAL ASSETS        ACCOUNTS     TOTAL ASSETS      ACCOUNTS      TOTAL ASSETS
----                   --------      ------------        --------     ------------      --------      ------------
Richard K. Hirayama        1         $187,121,733            1         $77,210,387         408      $2,512,194,512


ACCOUNTS WHERE COMPENSATION IS BASED ON ACCOUNT PERFORMANCE.


                         REGISTERED INVESTMENT              OTHER POOLED                   OTHER ACCOUNTS
                               COMPANIES                 INVESTMENT VEHICLES             (SEPARATE ACCOUNTS)

                        NUMBER                            NUMBER
                          OF                                OF         TOTAL     NUMBER OF
NAME                   ACCOUNTS      TOTAL ASSETS        ACCOUNTS     ASSETS      ACCOUNTS             TOTAL ASSETS
----                   --------      ------------        --------     ------      --------             ------------
Richard K. Hirayama        0             $0.00               0         $0.00          2                $454,722,813



The above figures do not include 11,445 accounts representing $3,096 million in assets under management for broker sponsored wrap programs.



CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of accounts, inability to allocate limited investment opportunities across accounts and incentive to allocate opportunities to an account where the portfolio manager or Sub-adviser has a greater financial incentive, such as a performance fee account. The Sub-adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund. The firm does not foresee any material conflicts of interest.



COMPENSATION. WHV has created a unique work environment that challenges its investment professionals, provides an entrepreneurial work atmosphere, and rewards them with highly competitive compensation and benefits. This has been successful in retaining its individuals, as evidenced by the tenure of the firm's senior professionals.



WHV pays its professionals a competitive base salary, full benefits, and a short-term bonus pool derived from the sharing of the firm's revenues. Total compensation is based upon individual input and success of the firm.



In 2004, the Laird Norton Investment Management, Inc. board of directors committed itself to granting an equity participation stake of its ownership in Wentworth, Hauser and Violich to select employees of the firm. The grant is being phased in over a five-year period and is subject to achieving specific growth objectives. It is expected that this grant will eventually amount to 25% of the firm's equity. In the case of Mr. Hirayama, a separate agreement was reached whereby he is rewarded based on the success of the WHV International Equity Strategy.



OWNERSHIP OF FUND SHARES. As of October 31, 2006, the portfolio manager does not beneficially own any of the Fund's shares.



WILLIAM BLAIR & COMPANY, LLC ("WILLIAM BLAIR") SUB-ADVISES THE LAUDUS INTERNATIONAL MARKETMASTERS FUND (THE "FUND").



OTHER ACCOUNTS. W. George Greig, the portfolio manager of the Fund, is primarily responsible for the day-to-day management of the Fund, other registered investment companies, other pooled investment vehicles and other advisory accounts. There are no accounts with respect to which the advisory fee is based on the performance of the account. As of October 31, 2006, the date of the Fund's most recent fiscal year end, information on these other accounts is as follows:



                          REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                               COMPANIES                         VEHICLES
                                                                                                ALL OTHER ACCOUNTS
                        NUMBER                            NUMBER
                          OF                                OF                            NUMBER OF
       NAME            ACCOUNTS       TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS        ACCOUNTS         TOTAL ASSETS
       ----            --------       ------------       --------      ------------        --------         ------------
W. George Greig           13           $12,744.5 M           7          $1,210.8 M          2,666            $9,020.7 M


CONFLICTS OF INTEREST. Since the portfolio manager manages other accounts in addition to the Fund, conflicts of interest may arise in connection with the portfolio manager's management of the Fund's investments on the one hand and the investments of such other accounts on the other hand. However, William Blair has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades.


COMPENSATION. The compensation of William Blair portfolio managers is based on the firm's mission: "to achieve success for its clients." The Fund's portfolio manager is a principal of William Blair, and as of October 31, 2006 his compensation consists of a base salary, a share of the firm's profits and, in some instances, a discretionary bonus. The portfolio manager's compensation is determined by the head of William Blair's Investment Management Department, subject to the approval of the firm's Executive Committee. The base salary is fixed and the portfolio manager's ownership stake can vary over time based upon the portfolio manager's sustained contribution to the firm's revenue, profitability, long-term investment performance, intellectual capital and brand reputation. In addition, the discretionary bonus (if any) is based, in part, on the long-term investment performance, profitability and assets under management of all accounts managed by the portfolio manager, including the Fund.



OWNERSHIP OF FUND SHARES. As of October 31, 2006, the portfolio manager did not beneficially own any shares of the Fund.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER


For reporting purposes, each fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short term securities") are excluded.



A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short term securities) were sold and either repurchased or replaced once during the fiscal year.

Typically, funds with high turnover (such as a 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.

Following are the portfolio turnover rates for the past two fiscal years ended October 31 for each of the funds.


                FUND                                2006               2005
                ----                                ----               ----
Laudus U.S. MarketMasters Fund's TM                  65%                83%
Laudus Small-Cap MarketMasters Fund's TM            105%                94%
Laudus International MarketMasters Fund's TM         90%                53%


                          PORTFOLIO HOLDINGS DISCLOSURE

The funds' Board of Trustees has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds' portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the funds' shareholders, on the one hand, and those of the funds' investment adviser, principal underwriter or any affiliated person of the funds, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the president of the funds to authorize the release of the funds' portfolio holdings, as necessary, in conformity with the foregoing principles.

The Board exercises on-going oversight of the disclosure of fund portfolio holdings by overseeing the implementation and enforcement of a fund's policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters. The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided "early disclosure" (as defined below) of a fund's portfolio holdings information.

A complete list of each fund's portfolio holdings is published on the Schwab Funds website at www.schwab.com/schwabfunds, under "Prospectuses and Reports", typically 60-80 days after the end of each fund's fiscal quarter. The portfolio holdings information available on the Schwab Funds' website is the same that is filed with the Securities and Exchange Commission on Form N-Q or Form N-CSR. In addition, each fund's top ten holdings list is posted on the Schwab Funds website monthly, typically with a 10-day lag. In addition to the top ten holdings information, the funds also provide on the website monthly information regarding certain attributes of a fund's portfolio, such as a fund's sector weightings, portfolio composition, credit quality and duration and maturity, as applicable. The information on the website is publicly available to all categories of persons.

Each fund may disclose portfolio holdings information to certain persons and entities prior to and more frequently than the public disclosure of such information ("early disclosure"). The president may authorize early disclosure of portfolio holdings information to such parties at differing times and/or with different lag times provided that (a) the president of the funds determines that the disclosure is in the best interests of the funds and that there are no conflicts of interest between the fund's shareholders and fund's adviser and distributor; and (b) the recipient is, either by contractual agreement or otherwise by law, required to maintain the confidentiality of the information.



In addition, the funds' service providers including, without limitation, the investment adviser, investment sub-advisers, distributor, the custodian, fund accountant, transfer agent, auditor, proxy voting service provider, pricing information venders, publisher, printer and mailing agent may receive early disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the funds. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information whether imposed by the provisions of the service provider's contract with the trust or by the nature of its relationship with the trust.

The funds' policies and procedures prohibit the funds, the funds' investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.

                             PORTFOLIO TRANSACTIONS


The investment adviser and sub-advisers make decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. The investment adviser and sub-advisers are responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which certain of the funds invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of brokerage commissions.


The investment adviser and sub-advisers seek to obtain the best execution for the funds' portfolio transactions. The investment adviser or the sub-advisers may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability;

reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; ability to facilitate short selling; provision of additional brokerage or research services or products; whether a broker guarantees that a fund will receive, on aggregate, prices at least as favorable as the closing prices on a given day when adherence to "market-on-close" pricing aligns with fund objectives; or whether a broker guarantees that a fund will receive the volume-weighted average price (VWAP) for a security for a given trading day (or portion thereof) when the investment adviser or the sub-advisors believe that VWAP execution is in a fund's best interest. In addition, the investment adviser and the sub-advisers have incentive sharing arrangements with certain brokers who guarantee market-on-close pricing: on a day when such a broker executes transactions at prices better, on aggregate, than market-on-close prices, that broker may receive, in addition to his or her standard commission, a portion of the net difference between the actual execution prices and corresponding market-on-close prices for that day.

The investment adviser and sub-advisers may cause a fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser or a sub-adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser and sub-adviser may receive brokerage and research services or products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment adviser or the sub-advisers may use research services furnished by brokers or dealers in servicing all fund accounts, and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.

The investment adviser or a sub-adviser may receive a service from a broker or dealer that has both a "research" and a "non-research" use. When this occurs, the investment adviser or a sub-adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with fund commissions or spreads, while the investment adviser or a sub-adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser or a sub-adviser faces a potential conflict of interest, but the investment adviser and sub-advisers believe that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.

The investment adviser and sub-advisers may purchase for the funds, new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser or sub-advisers with research services, in accordance with applicable rules and regulations permitting these types of arrangements. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The investment adviser and sub-advisers may place orders directly with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable funds to trade directly with other institutional holders. At times, this may allow funds to trade larger blocks than would be possible trading through a single market maker.

The investment adviser and sub-advisers may aggregate securities sales or purchases among two or more funds. The investment adviser and sub-advisers will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for each affected fund and is consistent with the terms of the investment advisory agreement for such fund. In any single transaction in which purchases and/or sales of securities of any issuer for the account of a fund are aggregated with other accounts managed by the investment adviser and sub-advisers, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the fund.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer (including affiliates of the sub-advisers) as its broker for executing orders for the funds on securities exchanges, the investment adviser and the sub-advisers follow procedures, adopted by the funds' Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

                                  PROXY VOTING


The Board of Trustees of the trust has delegated the responsibility for voting proxies to CSIM through its Advisory Agreement. The Trustees have adopted CSIM's Proxy Voting Policy and Procedures with respect to proxies voted on behalf of the various Schwab Funds portfolios. A description of CSIM's Proxy Voting Policy and Procedures is included in Appendix B.



The trust is required to disclose annually a fund's complete proxy voting record on Form N-PX. A fund's proxy voting record for the most recent 12 month period ended June 30th is available by visiting the Schwab website at www.schwab.com/schwabfunds. A fund's Form N-PX will also be available on the SEC's website at www.sec.gov.


                              BROKERAGE COMMISSIONS


Each fund paid brokerage commissions for fiscal years ended October 31 as shown below



FUND                                              2006          2005          2004
----                                              ----          ----          ----
Laudus U.S. MarketMasters Fund TM                $233,989      $388,690      $401,190
Laudus Small-Cap MarketMasters Fund TM           $447,468      $597,602      $663,931
Laudus International MarketMasters Fund TM     $4,903,117    $2,644,288    $2,041,448


                             REGULAR BROKER-DEALERS

A fund's regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund;
(2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund's shares. During the fiscal year ended October 31, 2006, certain of the funds purchased securities issued by the following regular broker-dealers:


LAUDUS U.S. MARKETMASTERS FUND


                                               VALUE OF FUND'S HOLDINGS AS OF
      Regular Broker-Dealer                           OCTOBER 31, 2006
      ---------------------                           ----------------
Goldman Sachs & Co.                                     $1,205,000
JP Morgan Chase & Co.                                   $1,328,000
Morgan Stanley                                          $1,490,000
CitiGroup Global Markets                                $1,329,000


LAUDUS INTERNATIONAL MARKETMASTERS FUND


                                               VALUE OF FUND'S HOLDINGS AS OF
      Regular Broker-Dealer                          OCTOBER 31, 2006
      ---------------------                          ----------------
UBS Warburg LLC.                                        $30,812,000
Credit Suisse Securities LLC.                           $20,562,000


                            DESCRIPTION OF THE TRUST

Each fund is a series of Schwab Capital Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993.

The funds may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover the trust will be covered by insurance, which the trustees consider adequate to cover foreseeable tort claims.

Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

           PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND
                               PRICING OF SHARES

                  PURCHASING AND REDEEMING SHARES OF THE FUNDS


The funds are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2006:
New Year's Day, Martin Luther King Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders that are received in good order by the funds' transfer agent no later than the close of the NYSE's trading session will be executed that day at the funds' (or class') share price calculated that day. On any day that the NYSE closes early, such as days in advance of holidays, the funds reserve the right to advance the time by which purchase, redemption and exchanges orders must be received by the funds' transfer agent that day in order to be executed that day at that day's share price.


As long as the funds or Schwab follows reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.


The Trust's Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund or share class. Each fund's minimum initial investments and minimum balance requirements, if any, are set forth in the prospectus. The minimums may be changed without prior notice.


Certain investment managers, including managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares initial minimum investment and minimum balance requirements. In order to aggregate investments for these purposes, investment managers must purchase shares through a financial institution, such as a broker, that has been approved by the fund or its distributor and that has the capability to process purchase and redemption orders and to monitor the balances of the managers' underlying customer accounts on an aggregated basis.

As explained in more detail in the funds' prospectus, the Laudus MarketMasters Funds TM reserve the right to waive the early redemption fee, if applicable, for certain tax-advantaged retirement plans or charitable giving funds, certain fee-based or wrap programs, or in other circumstances when the funds' officers determine that such a waiver is in the best interests of a fund and its shareholders.

Each of the funds has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares." A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.

Each fund is designed for long term investing. Because short term trading activities can disrupt the smooth management of a fund and increase its expenses, each fund reserves the right to refuse any purchase or exchange order or large purchase or exchange orders, including any purchase or exchange order which appears, in its sole discretion, to be associated with short term trading activities or "market timing." Because market timing decisions to buy and sell securities typically are based on an individual investor's market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for a fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short term trading activities. The funds and Schwab reserve the right to refuse any purchase or exchange order, including large orders that may negatively impact their operations. More information regarding the funds' policies regarding "market timing" is included in the funds' prospectus.

Shares of the funds may be held only through a Schwab account or certain financial intermediaries that have an arrangement with Schwab. If you close your Schwab account, your fund shares may be redeemed unless you first transfer them to such a financial intermediary.

In certain circumstances, shares of a fund may be purchased "in kind" (i.e., in exchange for securities, rather than for cash). The securities tendered as part of an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or Nasdaq. Securities accepted by the fund will be valued, as set forth in the fund's prospectus, as of the time of the next determination of net asset value after such acceptance. The shares of the fund that are issued to the shareholder in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the fund and must be delivered to the fund by the investor upon receipt from the issuer. A fund will not accept securities in exchange for its shares unless such securities are, at the time of the exchange, eligible to be held by the fund and satisfy such other conditions as may be imposed by the fund's investment adviser.

                         EXCHANGING SHARES OF THE FUNDS

An exchange order involves the redemption of all or a portion of the shares of one SchwabFund, including Laudus MarketMasters Funds TM and the simultaneous purchase of shares of another SchwabFund, including another Laudus MarketMasters Funds. Exchange orders must meet the minimum investment and any other requirements of the fund or class purchased. Also, exchange orders may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to Schwab Funds(R) that are bought and sold through third-party investment providers and the exchange privilege between Schwab Funds may not be available through third-party investment providers.

The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact a fund's operations; (ii) refuse orders that appear to be associated with short-term trading activities; and
(iii) materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES

Each business day, each fund or share class calculates its share price, or NAV, as of the close of the NYSE (generally 4 p.m. Eastern time). This means that NAVs are calculated using the values of a fund's securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value using procedures approved by the Board of Trustees.

Shareholders of funds that invest in foreign securities should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of some of a fund's securities may change on days when it is not possible to buy or sell shares of the fund.

The funds use approved pricing services to provide values for their securities. Current market values are generally determined by the approved pricing services as follows: generally securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices; generally securities traded in the over-the-counter market are valued at the last reported sales price that day, or, if no sales are reported, at the mean between the bid and ask prices. Generally securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Fixed income securities normally are valued based on valuations provided by approved pricing services. Securities may be fair valued pursuant to procedures approved by the funds' Board of Trustees when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

                                    TAXATION

This discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
                      FEDERAL TAX INFORMATION FOR THE FUNDS

It is each fund's policy to qualify for taxation as a "regulated investment company" ("RIC") by meeting the requirements of Subchapter M of the Code. By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

Each fund is treated as a separate entity for federal income tax purposes and is not combined with the trust's other funds. Each fund intends to qualify as a RIC so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of a fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers if the fund owns at least 20% of the voting power of such issuers and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

Certain master limited partnerships may qualify as "qualified publicly traded partnerships" for purposes of the Subchapter M diversification rules described above. In order to do so, the master limited partnership must satisfy two requirements during the taxable year. First, the interests of such partnership either must be traded on an established securities market or must be readily tradable on a secondary market (or the substantial equivalent thereof). Second, less than 90% of the partnership's gross income can consist of dividends, interest, payments with respect to securities loans, or gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock securities or currencies.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. A fund may in certain circumstances be required to liquidate fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor or sub-adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a fund to satisfy the requirements for qualification as a RIC.

A fund's transactions in futures contracts, forward contracts, foreign currency exchange transactions, options and certain other investment and hedging activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund's assets, convert short term capital losses into long term capital losses or otherwise affect the character of a fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the funds and their shareholders.



With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a fund will be required to include as part of its current income the imputed interest on such obligations even though the fund has not received any interest payments on such obligations during that period. Because each fund distributes all of its net investment income to its shareholders, a fund may have to sell fund securities to distribute such imputed income which may occur at a time when the adviser would not have chosen to sell such securities and which may result in taxable gain or loss.


                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the funds' prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a fund.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. In general, distributions by a fund of investment company taxable income (including net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income. A portion of these distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the

United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares of the fund on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares of a fund become ex-dividend with respect to such dividend (and each fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code.


Distributions from net capital gain (if any) that are designated as capital gains dividends are taxable as long-term capital gains without regard to the length of time the shareholder has held shares of a fund. However, if you receive a capital gains dividend with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the capital gains dividend, be treated as a long-term capital loss. Long-term capital gains also will be taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.


A fund will inform you of the amount of your ordinary income dividends and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes, including what portion of the distributions will be qualified dividend income, shortly after the close of each calendar year. For corporate investors in a fund, dividend distributions the fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the fund were a regular corporation. Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

A fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding"; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short term capital gains; provided, however, that for a fund's taxable year beginning after December 31, 2004 and not beginning after December 31, 2007, interest related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding taxes. Distributions to foreign shareholders of such short-term capital gain dividends, of long term capital gains and any gains from the sale or other disposition of shares of the funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.


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

Income that the funds receive from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If a fund has at least 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to "pass through" to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes, subject to certain limitations described in Code sections 901 and 904. A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. It is expected that the funds, other than the Laudus International MarketMasters
Fund TM, will not have 50% of their assets invested in foreign securities at the close of their taxable years, and therefore will not be permitted to make this election. Also, to the extent a fund invests in an underlying fund that elects to pass through foreign taxes, the fund will not be able to pass through the taxes paid by the underlying fund. Each shareholder's respective pro rata share of foreign taxes the fund pays will, therefore, be netted against their share of the fund's gross income.

The funds may invest in a non-U.S. corporation that could be treated as a passive foreign investment company ("PFIC") or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the funds do invest in PFICs, they may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the funds may be required to distribute amounts in excess of realized income and gains. To the extent that the funds do invest in foreign securities that are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to funds' shareholders. Therefore, the payment of this tax would reduce the funds' economic return from their PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the funds.


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        APPENDIX A -- DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES


Charles Schwab Investment Management ("CSIM"), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies for which it provides discretionary investment management services. CSIM 's Proxy Committee exercises and documents CSIM's responsibility with regard to voting of client proxies (the "Proxy Committee"). The Proxy Committee is composed of representatives of CSIM's Compliance, Fund Administration, Legal and Portfolio Management Departments, and chaired by CSIM's Chief Investment Officer. The Chairman of the Committee may appoint the remaining members of the Committee. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the "CSIM Proxy Procedures") pertain to all of CSIM's clients.




The Boards of Trustees (the "Trustees") of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios (collectively, the "Funds" or "SchwabFunds") has delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various SchwabFunds portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular SchwabFunds Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.



To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping.


PROXY VOTING POLICY


For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM's policy to vote proxies in the manner that CSIM and the Proxy Committee determine will maximize the economic benefit to CSIM's clients. In furtherance of this policy, the Proxy Committee has received and reviewed ISS's written proxy voting policies and procedures ("ISS's Proxy Procedures") and has determined that ISS's Proxy Procedures are consistent with the CSIM Proxy Procedures and CSIM's fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to ISS's Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM's fiduciary duty with respect to its clients.



Except under the circumstances described below, the Proxy Committee will delegate to ISS responsibility for voting proxies, including timely submission of votes, on behalf of CSIM's clients in accordance with ISS's Proxy Procedures.



For proxy issues that are not addressed by ISS's Proxy Procedures or are determined by the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff to raise significant concerns with respect to the accounts of CSIM clients, the Proxy Committee will



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


review the analysis and recommendation of ISS. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company's industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct ISS to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares in order to maximize the value of that particular holding.



With respect to proxies of an affiliated mutual fund, the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e., "echo vote"), unless otherwise required by law. When required by law, the Proxy Committee will also "echo vote" proxies of an unaffiliated mutual fund. For example, certain exemptive orders issued to the SchwabFunds by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the SchwabFunds, under certain circumstances, to "echo vote" proxies of registered investment companies that serve as underlying investments of the SchwabFunds. When not required to "echo vote," the Proxy Committee will delegate to ISS responsibility for voting proxies of an unaffiliated mutual fund in accordance with ISS's Proxy Procedures.



Under certain circumstances, ISS may not provide an analysis or recommendation for voting a security's proxy. In that event, and when the following criteria are met, two members of the Proxy Committee, including at least one representative from equity Portfolio Management, may decide how to vote such proxy in order to maximize the value of that particular holding. The following criteria must be met: (1) For each Fund that holds the security in its portfolio, the value of the security must represent less than one tenth of one cent in the Fund's NAV, and (2) the security's value must equal less than $50,000 in the aggregate across all of the Funds and separate accounts that hold this security. Any voting decision made under these circumstances will be reported to the Proxy Committee at its next scheduled meeting.



      CONFLICTS OF INTEREST. EXCEPT AS DESCRIBED ABOVE FOR PROXIES OF MUTUAL FUNDS, FOR PROXY ISSUES THAT PRESENT MATERIAL CONFLICTS OF INTEREST BETWEEN CSIM, AND/OR ANY OF ITS AFFILIATES, AND CSIM'S CLIENTS, CSIM WILL DELEGATE TO ISS RESPONSIBILITY FOR VOTING SUCH PROXIES IN ACCORDANCE WITH ISS'S PROXY PROCEDURES. THE CSIM LEGAL DEPARTMENT IS RESPONSIBLE FOR DEVELOPING PROCEDURES TO IDENTIFY MATERIAL CONFLICTS OF INTEREST.



      Voting Foreign Proxies. CSIM has arrangements with ISS for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:



      -     proxy statements and ballots written in a foreign language;



      -     untimely and/or inadequate notice of shareholder meetings;



      -     restrictions of foreigner's ability to exercise votes;



      -     requirements to vote proxies in person;



      - the imposition of restrictions on the sale of securities for a period of time in proximity to the shareholder meeting;



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


      - requirements to provide local agents with power of attorney to facilitate CSIM's voting instructions.



In consideration of the foregoing issues, ISS uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote.



      Sub-Advisory Relationships. For investment companies or other clients that CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM may delegate its responsibility to vote proxies with respect to such investment companies' or other clients' securities. Each Sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities as it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser's proxy voting policy to ensure that each Sub-adviser's proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.



REPORTING AND RECORD RETENTION



CSIM will maintain, or cause ISS to maintain, records which identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients proxy voting records and procedures.



CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.



PROXY COMMITTEE QUORUM



At scheduled meetings of the Proxy Committee, attendance by four members (or their respective designates) constitutes a quorum. Two members of the Committee may make voting decisions under the limited circumstances described above.



CONCISE SUMMARY OF ISS 2007 PROXY VOTING GUIDELINES
Effective for Meetings on or after Feb. 1, 2007
Updated Dec. 15, 2006



1. AUDITORS



AUDITOR RATIFICATION



Vote FOR proposals to ratify auditors, unless any of the following apply:



      - An auditor has a financial interest in or association with the company, and is therefore not independent,



      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position; or



      -     Fees for non-audit services ("Other" fees) are excessive.



2. BOARD OF DIRECTORS



VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS



Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:



      -     Composition of the board and key board committees;



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      -     Attendance at board and committee meetings;



      -     Corporate governance provisions and takeover activity;



      -     Disclosures under Section 404 of Sarbanes-Oxley Act;



      -     Long-term company performance relative to a market and peer index;



      -     Extent of the director's investment in the company;



      -     Existence of related party transactions;



      -     Whether the chairman is also serving as CEO;



      -     Whether a retired CEO sits on the board;



      -     Number of outside boards at which a director serves;



      - Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.



WITHHOLD from individual directors who:



      - Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);



      -     Sit on more than six public company boards;



      - Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.



WITHHOLD from the entire board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:



      - The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;



      - The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;



      - The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;



      - The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;



      - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;



      - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;



      - At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;



      - The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors".



WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:



      - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;



      - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;



      - The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;



      -     The full board is less than majority independent.



WITHHOLD from the members of the Audit Committee if:




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      -     The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);



      - A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;



      - There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.



WITHHOLD from the members of the Compensation Committee if:



      - There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);



      - The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;



      - The company fails to submit one-time transfers of stock options to a shareholder vote;



      - The company fails to fulfill the terms of a burn rate commitment they made to shareholders;



      -     The company has backdated options (see "Options Backdating" policy);



      - The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.



WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.



CLASSIFICATION/DECLASSIFICATION OF THE BOARD



Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards, and to elect all directors annually.



INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)



Generally vote FOR shareholder proposals requiring an independent director fill the position of chair, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:



      - Has a designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:



            - Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,



            - Serving as liaison between the chairman and the independent directors,



            -     Approving information sent to the board,



            -     Approving meeting agendas for the board,



            - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,



            - Having the authority to call meetings of the independent directors,



            - If requested by major shareholders, ensuring that he is available for consultation and direct communication;



      -     Two-thirds independent board;



      -     All-independent key committees;



      -     Established governance guidelines;



      -     The company does not under-perform its peers*.



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


*Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company, and identified on the Executive compensation page of proxy analyses. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year performance, on industry peers, and index).



MAJORITY VOTE SHAREHOLDER PROPOSALS



Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.



3. PROXY CONTESTS



VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS



Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:



      - Long-term financial performance of the target company relative to its industry;




      -     Management's track record;



      -     Background to the proxy contest;



      -     Qualifications of director nominees (both slates);



      - Strategic plan of dissident slate and quality of critique against management;



      - Likelihood that the proposed goals and objectives can be achieved (both slates);



      -     Stock ownership positions.



REIMBURSING PROXY SOLICITATION EXPENSES



Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.



4. TAKEOVER DEFENSES



POISON PILLS



Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:



      -     Shareholders have approved the adoption of the plan; or



      - The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.



Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.



Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

      -     No lower than a 20% trigger, flip-in or flip-over;



      -     A term of no more than three years;



      - No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;



      - Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.



SUPERMAJORITY VOTE REQUIREMENTS



Vote AGAINST proposals to require a supermajority shareholder vote.



Vote FOR proposals to lower supermajority vote requirements.



5. MERGERS AND CORPORATE RESTRUCTURINGS



For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:



      - Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.



      - Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.



      - Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.



      - Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.



      - Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.



      - Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.



6. STATE OF INCORPORATION



REINCORPORATION PROPOSALS



Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.



7. CAPITAL STRUCTURE



COMMON STOCK AUTHORIZATION



Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.



In addition, for capital requests that are less than or equal to 300 percent of the current authorized shares and that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), vote on a CASE-BY-CASE basis, In this situation, vote FOR the increase based on the company's performance, and whether the company's ongoing use of shares has shown prudence.



ISSUE STOCK FOR USE WITH RIGHTS PLAN



Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).



PREFERRED STOCK



Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.



8. EXECUTIVE AND DIRECTOR COMPENSATION



POOR PAY PRACTICES



WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:



      - Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);



      - Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);



      - Huge bonus payouts without justifiable performance linkage or proper disclosure;



      - Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);



      - Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);



      - New CEO awarded an overly generous new hire package (e.g., including excessive "make whole" provisions or any of the poor pay practices listed in this policy);



      - Excessive severance provisions (e.g., including excessive change in control payments);



      - Change in control payouts without loss of job or substantial diminution of job duties;



      -     Internal pay disparity;



      -     Options backdating (covered in a separate policy); and



EQUITY COMPENSATION PLANS



Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:



      -     The total cost of the company's equity plans is unreasonable;

      - The plan expressly permits the repricing of stock options without prior shareholder approval;



      -     There is a disconnect between CEO pay and the company's performance;



      - The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or



      -     The plan is a vehicle for poor pay practices.



DIRECTOR COMPENSATION



Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.



On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:



      - Director stock ownership guidelines with a minimum of three times the annual cash retainer.



      -     Vesting schedule or mandatory holding/deferral period:



            - A minimum vesting of three years for stock options or restricted stock; or



            - Deferred stock payable at the end of a three-year deferral period.



      -     Mix between cash and equity:



            - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or



            - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.



      - No retirement/benefits and perquisites provided to non-employee directors; and



      - Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.



EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS



Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:



      -     Purchase price is at least 85% of fair market value;



      -     Offering period is 27 months or less; and



      - The number of shares allocated to the plan is ten percent or less of the outstanding shares.



EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS



Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:



      - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5% or more of beneficial ownership of the company);



      - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;



      - Company matching contribution up to 25% of employee's contribution, which is effectively a discount of 20% from market value;



      - No discount on the stock price on the date of purchase, since there is a company matching contribution.



OPTIONS BACKDATING



In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:



      - Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;



      -     Length of time of options backdating;



      -     Size of restatement due to options backdating;



      - Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;



      - Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.



SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES



Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:



      -     The triggering mechanism should be beyond the control of management;



      - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation) during the five years prior to the year in which the change of control occurs;



      - Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.



9. CORPORATE RESPONSIBILITY



ANIMAL RIGHTS



Generally vote AGAINST proposals to phase out the use of animals in product testing unless:



      - The company is conducting animal testing programs that are unnecessary or not required by regulation;



      - The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;



      - The company has been the subject of recent, significant controversy related to its testing programs.



DRUG PRICING AND RE-IMPORTATION



Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products, unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:



      -     The existing level of disclosure on pricing policies;



      -     Deviation from established industry pricing norms;



      - The company's existing initiatives to provide its products to needy consumers;



      - Whether the proposal focuses on specific products or geographic regions.



Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

GENETICALLY MODIFIED FOODS



Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products, or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.



GENETICALLY MODIFIED FOODS



Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.



TOBACCO



Most tobacco-related proposals (such as on second-hand smoke, advertising to youth, and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.



TOXIC CHEMICALS



Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe, unless such actions are required by law in specific markets.



ARCTIC NATIONAL WILDLIFE REFUGE



Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:



      - New legislation is adopted allowing development and drilling in the ANWR region;




      -     The company intends to pursue operations in the ANWR; and



      - The company has not disclosed an environmental risk report for its ANWR operations.



CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)



Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs, unless:



      - The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or



      -     The company does not directly source from CAFOs.



GLOBAL WARMING AND KYOTO PROTOCOL COMPLIANCE



Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.



Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:



      -     The company does not maintain operations in Kyoto signatory markets;



      - The company already evaluates and substantially discloses such information; or,



      - Greenhouse gas emissions do not significantly impact the company's core businesses.

POLITICAL CONTRIBUTIONS



Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: recent significant controversy or litigation related to the company's political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.



LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE



Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.



OUTSOURCING/OFF-SHORING



Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report to shareholders; the existence of a publicly available code of corporate conduct that applies to international operations.



COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS



Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.



10. MUTUAL FUND PROXIES



ELECTION OF DIRECTORS



Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.



CONVERTING CLOSED-END FUND TO OPEN-END FUND



Vote CASE-BY-CASE on conversion proposals, considering the following factors:



      -     Past performance as a closed-end fund;



      -     Market in which the fund invests;



      -     Measures taken by the board to address the discount; and



      - Past shareholder activism, board activity, and votes on related proposals.



ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT



Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.



REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED



Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

                       STATEMENT OF ADDITIONAL INFORMATION



         SCHWAB ACTIVE EQUITY FUNDS                    SCHWAB MARKETTRACK PORTFOLIOS(R)
        SCHWAB LARGE-CAP GROWTH FUND                         ALL EQUITY PORTFOLIO
        SCHWAB PREMIER EQUITY FUND TM                          GROWTH PORTFOLIO
          (CLOSED TO NEW INVESTORS)                           BALANCED PORTFOLIO
         SCHWAB CORE EQUITY FUND TM                         CONSERVATIVE PORTFOLIO
       SCHWAB DIVIDEND EQUITY FUND TM
       SCHWAB SMALL-CAP EQUITY FUND TM                        SCHWAB TARGET FUNDS
          (CLOSED TO NEW INVESTORS)                         SCHWAB TARGET 2010 FUND
        SCHWAB HEDGED EQUITY FUND TM                        SCHWAB TARGET 2020 FUND
      SCHWAB FINANCIAL SERVICES FUND TM                     SCHWAB TARGET 2030 FUND
         SCHWAB HEALTH CARE FUND TM                         SCHWAB TARGET 2040 FUND
          SCHWAB TECHNOLOGY FUND TM                      SCHWAB RETIREMENT INCOME FUND

          SCHWAB EQUITY INDEX FUNDS                        SCHWAB VIEWPOINTS FUND TM
          SCHWAB S&P 500 INDEX FUND            (formerly Laudus Balanced MarketMasters Fund TM)
SCHWAB INSTITUTIONAL SELECT(R) S&P 500 FUND
          SCHWAB 1000 INDEX(R) FUND
       SCHWAB SMALL-CAP INDEX FUND(R)
   SCHWAB TOTAL STOCK MARKET INDEX FUND(R)
     SCHWAB INTERNATIONAL INDEX FUND(R)


                                FEBRUARY 28, 2007


The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with each fund's prospectus dated February 28, 2007 (each as amended from time to time). To obtain a free copy of any of the prospectuses, please contact Schwab Funds(R) at 1-800-435-4000. For TDD service call 1-800-345-2550. The prospectuses also may be available on the Internet at: http://www.schwab.com/schwabfunds.



Each fund, except for the Schwab 1000 Index Fund, is a series of Schwab Capital Trust (a trust) and the Schwab 1000 Index Fund is a series of Schwab Investments (a trust), (collectively referred to as the "trusts"). The funds are part of the Schwab complex of funds ("Schwab Funds"). In addition to managing a portion of the fund's assets, Charles Schwab Investment Management, Inc. ("CSIM") acts as a "manager of managers" of the Schwab Viewpoints Fund. In this role, CSIM, subject to approval by the fund's Board of Trustees, hires sub-advisers ("investment managers") to manage portions of the fund's assets.



The funds' audited financial statements from the funds' annual reports for the fiscal year ended October 31, 2006, are incorporated by reference into this SAI. A copy of a fund's 2006 annual report is delivered with the SAI.



The Schwab Equity Index Funds' shareholder reports include a summary portfolio schedule. Each of these fund's 2006 annual full portfolio schedule from Form N-CSR is a separate document delivered with the SAI and is incorporated by reference into this SAI.

                                TABLE OF CONTENTS



                                                                           Page
                                                                           ----
INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS.................    3
MANAGEMENT OF THE FUNDS..................................................   64
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......................   78
INVESTMENT ADVISORY AND OTHER SERVICES...................................   79
BROKERAGE ALLOCATION AND OTHER PRACTICES.................................  100
DESCRIPTION OF THE TRUST.................................................  108
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER............................  109
DOCUMENTS AND PRICING OF SHARES..........................................
TAXATION.................................................................  111
APPENDIX A - RATINGS OF INVESTMENT SECURITIES............................  116
APPENDIX B - DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES...........  123

INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES


The SCHWAB LARGE-CAP GROWTH FUND TM seeks long-term capital growth.



The SCHWAB PREMIER EQUITY FUND TM seeks long-term capital growth.



The SCHWAB CORE EQUITY FUND TM seeks long-term capital growth.



The SCHWAB DIVIDEND EQUITY FUND TM seeks current income and capital appreciation.



The SCHWAB SMALL-CAP EQUITY FUND TM seeks long-term capital growth.



The SCHWAB HEDGED EQUITY FUND TM seeks long-term capital appreciation over market cycles with lower volatility than the broad equity market.



The SCHWAB FINANCIAL SERVICES FUND TM, SCHWAB HEALTH CARE FUND TM, and SCHWAB TECHNOLOGY FUND TM each seek long-term capital growth.



The SCHWAB S&P 500 INDEX FUND seeks to track the total return of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500(R)).




SCHWAB INSTITUTIONAL SELECT(R) S&P 500 FUND seeks high total return by tracking the performance of the S&P 500(R).


The SCHWAB 1000 INDEX(R) FUND seeks to match the total return of the Schwab 1000 Index(R), an index created to represent performance of publicly traded equity securities of the 1,000 largest U.S. companies.

The SCHWAB SMALL-CAP INDEX FUND(R) seeks to track the performance of a benchmark index that measures total return of small capitalization U.S. stocks.

The SCHWAB TOTAL STOCK MARKET INDEX FUND(R) seeks to track the total return of the entire U.S. stock market.

The SCHWAB INTERNATIONAL INDEX FUND(R) seeks to track the performance of a benchmark index that measures the total return of large, publicly traded non-U.S. companies from countries with developed equity markets outside of the United States.

The SCHWAB S&P 500 INDEX FUND, SCHWAB INSTITUTIONAL SELECT(R) S&P 500 FUND, SCHWAB 1000 INDEX FUND, SCHWAB SMALL-CAP INDEX FUND, SCHWAB TOTAL STOCK MARKET INDEX FUND, and SCHWAB INTERNATIONAL INDEX FUND are collectively referred to as the "EQUITY INDEX FUNDS."

The SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO TM seeks high capital growth over the long term.

The SCHWAB MARKETTRACK GROWTH PORTFOLIO TM seeks high capital growth with less volatility than an all stock portfolio.

The SCHWAB MARKETTRACK BALANCED PORTFOLIO TM seeks maximum total return, including both capital growth and income.

The SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO TM seeks income and more growth potential than an all bond fund.

The SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO, GROWTH PORTFOLIO, BALANCED PORTFOLIO, and CONSERVATIVE PORTFOLIO are referred to collectively as the "MARKETTRACK PORTFOLIOS(R)."




The SCHWAB TARGET 2010, SCHWAB TARGET 2020, SCHWAB TARGET 2030 AND SCHWAB TARGET 2040 FUNDS each seeks to provide capital appreciation and income consistent with its current asset allocation. The SCHWAB RETIREMENT INCOME FUND seeks to provide current income and, as a secondary investment objective, capital appreciation.



The SCHWAB TARGET 2010 FUND, SCHWAB TARGET 2020 FUND, SCHWAB TARGET 2030 FUND, SCHWAB TARGET 2040 FUND AND SCHWAB RETIREMENT INCOME FUND are referred to collectively as the "Schwab Target Funds."


THE SCHWAB VIEWPOINTS FUND TM seeks capital growth and income.


The investment objective for each fund may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of the fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of a fund. There is no guarantee a fund will achieve its objective.

                              INVESTMENT STRATEGIES

The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund's acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. Not all investment securities or techniques discussed below are eligible investments for each fund.


THE SCHWAB ACTIVE EQUITY FUNDS:



THE SCHWAB LARGE-CAP GROWTH FUND will, under normal circumstances, invest at least 80% of its net assets in large-cap stocks of U.S. companies. The fund will notify its shareholders at least 60 days before changing this policy. Large-cap stocks generally are those with market capitalizations equal to at least $5 billion. For purposes of this policy, net assets means net assets plus the amount of any borrowings for investment purposes.



THE PREMIER EQUITY FUND TM will, under normal circumstances, invest at least 80% of its net assets in common stocks. The fund will notify shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.



THE CORE EQUITY FUND TM will, under normal circumstances, invest at least 80% of its net assets in equity securities of U.S. companies. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

THE DIVIDEND EQUITY FUND TM will, under normal circumstances, invest at least 80% of its net assets in dividend paying common and preferred stocks. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. Dividend paying stocks are those stocks that historically have paid, or the manager anticipates will pay, a dividend.



THE SMALL-CAP EQUITY FUND TM will, under normal circumstances, invest at least 80% of its net assets in small-cap equity securities. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. Small-cap equity securities generally are securities with market capitalizations of up to $2.5 billion or securities included in the S&P SmallCap 600 Index, each measured at time of purchase by the fund. In addition, small-cap equity securities may include those with market capitalizations of up to $5 billion so long as the purchase of those securities would not cause the average weighted market capitalization of the fund to exceed $2.5 billion.



THE HEDGED EQUITY FUND TM will, under normal circumstances, invest at least 80% of its net assets in equity securities, primarily common stocks. The fund will notify shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.


THE SCHWAB FINANCIAL SERVICES FUND TM will, under normal circumstances, invest at least 80% of its net assets in equity securities issued by companies in the financial services sector. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. The investments may include, for example, commercial banks, savings and loan associations, insurance companies, brokerage companies, asset management firms, real estate investment trusts and financial services firms.

The financial services sector is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking were revised to permit a greater level of affiliation between financial services companies.

Rule 12d3-1 under the Investment Company Act of 1940 (the "1940 Act") limits the extent to which a fund may invest in the securities of any one company that derives more than 15% of its revenues from brokerage, underwriting or investment management activities. A fund may purchase securities of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions: (1) the purchase cannot cause more than 5% of the fund's total assets to be invested in securities of that issuer; (2) for any equity security, the purchase cannot result in the fund owning more than 5% of the issuer's outstanding securities in that class; and (3) for a debt security, the purchase cannot result in the fund owning more than 10% of the outstanding principal amount of the issuer's debt securities.

THE SCHWAB HEALTH CARE FUND TM will, under normal circumstances, invest at least 80% of its net assets in equity securities issued by companies in the health care sector. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. The investments may include, for example, companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine, biotechnology and drug companies, health care facilities operators, medical product manufacturers and suppliers, medical services firms and medical providers.

THE SCHWAB TECHNOLOGY FUND TM will, under normal circumstances, invest at least 80% of its net assets in equity securities issued by companies in the technology sector. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. The investments may include, for example, companies that develop, produce, or distribute products or services in the electronic equipment, semiconductor, computer hardware and software, office equipment, Internet and defense and aerospace industries.

SCHWAB EQUITY INDEX FUNDS:

THE SCHWAB S&P 500 INDEX FUND will, under normal circumstances, invest at least 80% of its net assets in securities included in the S&P 500. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

THE SCHWAB INSTITUTIONAL SELECT(R) S&P 500 FUND intends to achieve its objective by tracking the performance of the S&P 500(R) Index. It is the Schwab Institutional Select S&P 500 Fund's policy that under normal circumstances it will invest at least 80% of its net assets in securities included in the benchmark. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

The S&P 500 is, generally, representative of the performance of the U.S. stock market. The index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value. The S&P 500 does not contain the 500 largest stocks, as measured by market capitalization. Although many of the stocks in the index are among the largest, it also includes some relatively small companies. Those companies, however, generally are established companies within their industry group. Standard & Poor's (S&P) identifies important industry groups within the U.S. economy and then allocates a representative sample of stocks with each group to the S&P 500. There are four major industry sectors within the index: industrials, utilities, financials and transportation. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.

The Schwab S&P 500 Index Fund and the Schwab Institutional Select S&P 500 Fund are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Schwab S&P 500 Index Fund and the Schwab Institutional Select S&P 500 Fund or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Schwab S&P 500 Index Fund and the Schwab Institutional Select S&P 500 Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the funds. S&P has no obligation to take the needs of the Schwab S&P 500 Index Fund and the Schwab Institutional Select S&P 500 Fund or their shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of shares in either the Schwab S&P 500 Index Fund or the Schwab Institutional Select S&P 500 Fund or in the determination or calculation of the equation by which each fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of each fund's shares.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Schwab S&P 500 Index Fund, its shareholders or any other person or entity from the use of the S&P 500(R) Index or any data therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

THE SCHWAB 1000 INDEX(R) FUND will, under normal circumstances, invest at least 80% of its net assets in securities included in the Schwab 1000 Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

To be included in the Schwab 1000 Index, a company must satisfy all of the following criteria: (1) it must be an "operating company" (i.e., not an investment company) or real estate investment trust incorporated in the United States, its territories or possessions; (2) a liquid market for its common shares must exist on the New York Stock Exchange (NYSE), American Stock Exchange
(AMEX) or the NASDAQ/NMS and (3) its market value must place it among the top 1,000 such companies as measured by market capitalization (share price times the number of shares outstanding). The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.


As of October 31, 2006, the aggregate market capitalization of the stocks included in the Schwab 1000 Index was approximately $15.7 trillion. This represents approximately 89% of the total market value of all publicly traded U.S. companies, as represented by the Dow Jones Wilshire 5000 Composite Index.


THE SCHWAB SMALL-CAP INDEX FUND(R) will, under normal circumstances, invest at least 80% of its net assets in securities included in the benchmark index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

The Schwab Small-Cap Index Fund intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab Small-Cap Index(R) (Small-Cap Index). The Schwab Small-Cap Index was created to represent the performance of equity securities of the second 1,000 largest U.S. companies, ranked by market capitalization (share price times the number of shares outstanding).

To be included in the Schwab Small-Cap Index, a company must satisfy all of the following criteria: (1) it must be an "operating company" (i.e., not an investment company) or a real estate investment trust incorporated in the United States, its territories or possessions; (2) a liquid market for its common shares must exist on the NYSE, AMEX or the NASDAQ/NMS and (3) its market value must place it among the second-largest 1,000 such companies as measured by market capitalization (i.e., from the company with a rank of 1,001 through the company with a rank of 2,000). The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.

THE SCHWAB TOTAL STOCK MARKET INDEX FUND(R) will, under normal circumstances, invest at least 80% of its net assets in securities included in the benchmark index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.


In pursuing its objective, the fund uses the Dow Jones Wilshire 5000 Composite Index to measure the total return of the U.S. stock market. The Dow Jones Wilshire 5000 Composite Index is representative of the performance of the entire U.S. stock market. The index measures the performance of all U.S. headquartered equity securities with readily available pricing data. It is a market-value weighted index consisting of approximately 4,999 stocks as of October 31, 2006. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.


"Dow Jones," "Wilshire," "The Dow Jones Wilshire 5000 SM" and "The Dow Jones Wilshire 5000 Composite Index SM" are service marks of Dow Jones & Company, Inc. and Wilshire Associates Incorporated and have been licensed for use for certain purposes by Charles Schwab & Co. Inc. The Schwab Total Stock Market Index Fund(R) based on The Dow Jones Wilshire 5000 Composite Index SM, is not sponsored, endorsed, sold or promoted by Dow Jones or Wilshire and neither Dow Jones nor Wilshire makes any representation regarding the advisability of investing in such product.

Because it would be too expensive to buy all of the stocks included in the index, the investment adviser may use statistical sampling techniques in an attempt to replicate the total return of the U.S. stock market using a smaller number of securities. These techniques use a smaller number of index securities than that included in the index, which, when taken together, are expected to perform similarly to the index. These techniques are based on a variety of factors, including capitalization, dividend yield, price/earnings ratio, and industry factors.

THE SCHWAB INTERNATIONAL INDEX FUND(R) will, under normal circumstances, invest at least 80% of its net assets in stocks included in the benchmark index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

The Schwab International Index Fund intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab International Index(R) (International Index). The International Index was created to represent the performance of common stocks and other equity securities issued by large publicly traded companies from countries around the world with major developed securities markets, excluding the United States.

To be included in the International Index the securities must be issued by an operating company (i.e., not an investment company) whose principal trading market is in a country with a major developed securities market outside the United States. In addition, 350 of the largest companies are selected based on the market value of the company's outstanding securities as measured by free-float adjusted market capitalization (share price times the number of shares available for purchase by international investors). The free-float available for purchase by international investors generally excludes shares held by strategic investors (such as governments, corporations, controlling shareholders and management) and shares subject to foreign ownership restrictions. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index. By tracking the largest companies in developed markets, the index represents the performance of what some analysts deem the "blue chips" of international markets. The index also is designed to provide a broad representation of the international market, by limiting investments by country to no more than 35% of the total market capitalization of the index. The International Index was first made available to the public on July 29, 1993.

The Schwab 1000 Index(R), Small-Cap Index and International Index were developed and are maintained by Schwab. Schwab receives no compensation from the funds for maintaining these indices. Schwab reviews and, as necessary, revises the lists of companies whose securities are included in the Schwab 1000 Index, the Small-Cap Index and the International Index usually annually. Companies known by Schwab to meet or no longer meet the inclusion criteria may be added or deleted as appropriate. Schwab also will modify each index as necessary to account for corporate actions (e.g., new issues, repurchases, stock dividends/splits, tenders, mergers, stock swaps, spin-offs or bankruptcy filings made because of a company's inability to continue operating as a going concern).

Schwab may change the Schwab 1000 Index and the Small-Cap Index inclusion criteria if it determines that doing so would cause the Schwab 1000 Index and the Small-Cap Index to be more representative of the domestic equity market. Schwab also may change the International Index inclusion criteria if it determines that doing so would cause the International Index to be more representative of the large, publicly traded international company equity market. In the future, the Board of Trustees, may take necessary and timely action to change the benchmark index for the Schwab Small-Cap Index Fund(R), including selecting a new one, should it decide that such changes would better enable the fund to seek its objective of tracking the small-cap U.S. stock sector and taking such action would be in the best interest of the fund's shareholders. The Board of Trustees also may take necessary and timely action to change the benchmark index for the Schwab International Index Fund(R), including selecting a new one, should it decide that such changes would better enable the fund to seek its objective of tracking the international stock sector and taking such action would be in the best interest of the fund's shareholders. The Board of Trustees may select another index for the Schwab 1000 Index(R) Fund, subject to shareholder approval, should it decide that taking such action would be in the best interest of the fund's shareholders.

A particular stock's weighting in the Small-Cap Index or the Schwab 1000 Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding), divided by the total market capitalization of its index.

A particular stock's weighting in the International Index is based on its relative free-float adjusted market value, divided by the total free-float adjusted market capitalization of the index.



SCHWAB MARKETTRACK PORTFOLIOS(R) AND SCHWAB TARGET FUNDS:


Each MarketTrack Portfolio seeks to maintain a defined mix of asset classes over time, and each invests mainly in a combination of other Schwab Funds(R), which are managed using indexing strategies. The MarketTrack Portfolios may invest in various types of underlying funds, which are summarized below. Not all underlying funds discussed below are eligible investments for each MarketTrack Portfolio. Each MarketTrack Portfolio also may invest in securities other than shares of Schwab Funds, such as stocks, bonds and money market securities, and engage in certain investment techniques. For the large-cap allocation, each portfolio may also invest directly in all the stocks which comprise the S&P 500 Index(R) (or other similar index), using an indexing strategy.

Each of the Schwab Target Funds seeks to achieve its investment objective by investing in a combination of underlying funds in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, money market and other securities, in accordance with their own investment objectives and policies. The target asset allocation for the Schwab Retirement Income Fund is expected to remain fixed over time. For each target fund, the target asset allocation will be adjusted annually based on the adviser's asset allocation strategy. In general, each target fund's allocation to equity securities will decrease and its allocation to fixed income securities will increase as the fund approaches its target retirement date. At the stated retirement date, each target fund's allocation will be approximately 60% equities, 35% bonds, 4% ultra-short fixed income securities and 1% money market funds. Each

Schwab Target Fund will continue to reduce its allocation to equity securities for 20 years beyond the fund's stated retirement date. Each fund intends to invest in a combination of underlying funds; however, each fund may invest directly in equity, fixed income securities, cash equivalents, including money market securities, and futures. These investments and the risks normally associated with these investments are discussed below.

MUTUAL FUNDS (open-end mutual funds) are registered investment companies, which issue and redeem their shares on a continuous basis. CLOSED-END FUNDS are registered investment companies that offer a fixed number of shares and are usually listed on an exchange. These funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. These funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in these funds generally reflect the risks of the securities in which these funds invest and the investment techniques they may employ. Also, these funds charge fees and incur operating expenses. Each MarketTrack portfolio will normally invest at least 50% of their assets in other Schwab Funds(R), which are registered open-end investment companies.

STOCK FUNDS typically seek growth of capital and invest primarily in equity securities. Other investments generally include debt securities, such as U.S. government securities, and some illiquid and restricted securities. Stock funds typically may enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures and options contracts. Some stock funds invest exclusively in equity securities and may focus on a specialized segment of the stock market, like stocks of small companies or foreign issuers, or may focus on a specific industry or group of industries. The greater a fund's investment in stock, the greater exposure it will have to stock risk and stock market risk. Stock risk is the risk that a stock may decline in price over the short or long term. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Some stocks, like small company and international stocks, are more sensitive to stock risk than others. Diversifying investments across companies can help to lower the stock risk of a portfolio. Market risk is typically the result of a negative economic condition that affects the value of an entire class of securities, such as stocks or bonds. Diversification among various asset classes, such as stocks, bonds and cash, can help to lower the market risk of a portfolio. The Schwab Funds(R) stock funds that the MarketTrack portfolios may currently invest in are the Schwab Institutional Select S&P 500 Fund, Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund(R), and Schwab International Index Fund(R). The underlying stock funds that the Schwab Target Funds may currently invest in are the Schwab Core Equity Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Schwab Dividend Equity Fund, Schwab Small-Cap Equity Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus International MarketMasters Fund and Laudus Rosenberg International Small Capitalization Fund. A stock fund's other investments and use of investment techniques also will affect its performance and portfolio value. While it is the MarketTrack All Equity Portfolio's target allocation to invest 100% in stock investments, it is the portfolio's policy that, under normal circumstances, it will invest at least 80% of its net assets in stock investments. The portfolio will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

SMALL-CAP STOCK FUNDS typically seek capital growth and invest primarily in equity securities of companies with smaller market capitalizations. Small-cap stock funds generally make similar types of investments and employ similar types of techniques as other stock funds, except that they focus on stocks issued by companies at the lower end of the total capitalization of the U.S. stock market. These stocks tend to be more volatile than stocks of companies of larger capitalized companies. Small-cap stock funds, therefore, tend to be more volatile than stock funds that invest in mid- or large-cap stocks, and are normally recommended for long-term investors. The Schwab Funds(R) small-cap stock fund that the MarketTrack portfolios may currently invest in is the Schwab Small-Cap Index Fund(R). The underlying small-cap stock funds that the Schwab Target Funds may currently invest in are Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg U.S. Discovery Fund and the Schwab Small-Cap Equity Fund. For a more detailed discussion of the risks of small-cap stocks, please refer to "Small-Cap Stocks" later in the document.

INTERNATIONAL STOCK FUNDS typically seek capital growth and invest primarily in equity securities of foreign issuers. Global stock funds invest primarily in equity securities of both domestic and foreign issuers. International and global stock funds generally make similar types of investments and employ similar types of investment techniques as other stock funds, except they focus on stocks of foreign issuers. Some international stock and global stock funds invest exclusively in foreign securities. Some of these funds invest in securities of issuers located in emerging or developing securities markets. These funds have greater exposure to the risks associated with international investing. International and global stock funds also may invest in foreign currencies and depositary receipts and enter into futures and options contracts on foreign currencies and forward foreign currency exchange contracts. The Schwab Funds international stock fund that the MarketTrack portfolios may currently invest in is the Schwab International Index Fund(R). The underlying international stock funds that the Schwab Target Funds may currently invest in are the Laudus Rosenberg International Small Capitalization Fund and Laudus International MarketMasters Fund. For a more detailed discussion of the risks of international stock, please refer to "Foreign Securities" later in the document.

BOND FUNDS typically seek high current income by investing primarily in debt securities, including U.S. government securities, corporate bonds, stripped securities and mortgage- and asset-backed securities. Other investments may include some illiquid and restricted securities. Bond funds typically may enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures contracts. Bond funds are subject to interest rate and income risks as well as credit and prepayment risks. When interest rates fall, the prices of debt securities generally rise, which may affect the values of bond funds and their yields. For example, when interest rates fall, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. A bond fund holding these securities would be forced to invest the principal received from the issuer in lower yielding debt securities. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This risk is known as extension risk and may affect the value of a bond fund if the value of its securities are depreciated as a result of the higher market interest rates. Bond funds also are subject to the risk that the issuers of the securities in their portfolios will not make timely interest and/or principal payments or fail to make them at all. The Schwab Funds(R) bond fund that the MarketTrack portfolios may currently invest in is the Schwab Total Bond Market Fund TM. The underlying bond funds that the Schwab Target Funds may currently invest in are Schwab Total Bond Market Fund and Schwab YieldPlus Fund(R). For a more detailed discussion of the risks of bonds, please refer to "Debt Securities" later in the document.

MONEY MARKET FUNDS typically seek current income and a stable share price of $1.00 by investing in money market securities. Money market securities include commercial paper and short-term U.S. government securities, certificates of deposit, bankers' acceptances and repurchase agreements. Some money market securities may be illiquid or restricted securities or purchased on a delayed-delivery or when issued basis. The Schwab Funds money market fund that the MarketTrack portfolios may currently invest in is the Schwab Value Advantage Money Fund(R). The underlying money market fund that the Schwab Target Funds may currently invest in is the Schwab Value Advantage Money Fund(R). For a more detailed discussion of the risks of money market securities, please refer to "Money Market Securities" later in the document.

SCHWAB VIEWPOINTS FUND:


The Viewpoints Fund, under normal circumstances, will invest at least 25% of its assets in equity securities or investments with similar economic characteristics and at least 25% of its assets in fixed income securities, investments with similar economic characteristics and cash or cash equivalents.


                       INVESTMENTS, RISKS AND LIMITATIONS

The different types of investments that the funds (or, in the case of the MarketTrack Portfolios and Schwab Target Funds, an underlying fund) typically may invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. However, all of a MarketTrack Portfolio's and Target Fund's underlying funds various types of investments and investment techniques are not currently known. Each MarketTrack Portfolio and Target Fund also may invest in securities other than shares of underlying funds, such as stocks, bonds and money market securities, and engage in certain investment techniques, which are outlined below. For purposes of the descriptions below, references to "a fund" or "the funds" include each portfolio of the MarketTrack Portfolios and each Target Fund, unless otherwise noted.

Not all securities or techniques discussed below are eligible investments for each fund. A fund will make investments that are intended to help achieve its investment objective.

ASSET-BACKED SECURITIES are securities that are backed by the loans or accounts receivable of an entity, such as a bank or credit card company. These securities are obligations that the issuer intends to repay using the assets backing them (once collected). Therefore, repayment may depend largely on the cash flows generated by the assets backing the securities. The rate of principal payments on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision, and actual yield to maturity may be more or less than the anticipated yield to maturity. Sometimes the credit support for asset-backed securities is limited to the underlying assets, but, in other cases, may be provided by a third party via a letter of credit or insurance guarantee.


For purposes of a fund's concentration policy, the fund will determine the industry classification of asset-backed securities based upon the investment adviser's (or sub-adviser's) evaluation of the risks associated with an investment in the underlying assets. For example, asset-backed securities whose underlying assets share similar economic characteristics because, for example, they are funded (or supported) primarily from a single or similar source or revenue stream will be classified in the same industry sector. In contrast, asset-backed securities whose underlying assets represent a diverse mix of industries, business sectors and/or revenue streams will be classified into distinct industries based on their underlying credit and liquidity structures. A fund will limit its investments in each identified industry to less than 25% of its total assets.


BANKERS' ACCEPTANCES or notes are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

BORROWING. A fund may borrow for temporary or emergency purposes; for example, a fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. In addition, the Hedged Equity Fund may borrow for investment purposes. A fund's borrowings will be subject to interest costs. Borrowing can also involve leveraging when securities are purchased with the borrowed money. Leveraging creates interest expenses that can exceed the income from the assets purchased with the borrowed money. In addition, leveraging may magnify changes in the net asset value of a fund's shares and in its portfolio yield. A fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (SEC). If assets used to secure a borrowing decrease in value, a fund may be required to pledge additional collateral to avoid liquidation of those assets.


A fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund may use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to a fund's remaining shareholders. In addition, the Hedged Equity Fund may establish lines with certain banks by which it may borrow funds for investment purposes, such as the purchase of securities. Each fund will pay fees to the banks for using its lines.


CERTIFICATES OF DEPOSIT or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in excess of $100 million.

COMMERCIAL PAPER consists of short-term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. Schwab Financial Services Fund TM, Schwab
Health Care Fund TM and Schwab Technology Fund TM will, under normal conditions, invest 25% or more of its total assets in the industry or group of industries representing its sector. Each of the Schwab Equity Index Funds will not concentrate its investments, unless its index is so concentrated. Each of the Schwab MarketTrack Portfolios and Schwab Target Funds will not concentrate its investments in a particular industry or group of industries unless its underlying fund investments are so concentrated. The Schwab Core Equity Fund and Schwab Hedged Equity Fund will not concentrate investments in a particular industry or group of industries, unless the S&P 500 Index is so concentrated. The Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund and Schwab Premier Equity Fund will not concentrate investments in a particular industry or group of industries. The Schwab Small-Cap Equity Fund will not concentrate its investments in a particular industry or group of industries, unless the S&P SmallCap 600 Index is so concentrated.

CREDIT AND LIQUIDITY supports may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic entities. Liquidity supports include puts and demand features. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a fund, and affect its share price.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.

Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.


Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (bonds) tend to have higher credit risk generally than U.S. government debt securities. Debt securities also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- or/and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or "junk bonds." The market for these securities has historically been less liquid than for investment-grade securities. See the Appendix for a full description of the various ratings assigned to debt securities by various nationally recognized statistical rating organizations ("NRSRO"s).



DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. A fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, a fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could suffer losses.



DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES. A fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a fund is committed to advance additional funds, it will at all times segregate or "earmark" assets, determined to be liquid in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.



A fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. A fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of a fund's limitation on illiquid investments. For a further discussion of the risks involved in investing in Loan Participations and other forms of direct indebtedness see "Loan Participations." Participation interests in revolving credit facilities will be subject to the limitations discussed in "Loan Participations." Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by a fund.



DEMAND FEATURES, which may include guarantees, are used to shorten a security's effective maturity and/or enhance its creditworthiness. If a demand feature provider were to refuse to permit the feature's exercise or otherwise terminate its obligations with respect to such feature, however, the security's effective maturity may be lengthened substantially, and/or its credit quality may be adversely impacted. In either event, a fund may experience an increase in share price volatility. This also could lengthen a fund's overall average effective maturity.


DEPOSITARY RECEIPTS include American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.


DERIVATIVE INSTRUMENTS are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."



A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets.



Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.



In addition to the derivative instruments and strategies described in this SAI, the investment adviser or sub-adviser expects to discover additional derivative instruments and other hedging or risk management techniques. The investment adviser or sub-adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with a fund's investment objective and permitted by a fund's investment limitations, operating policies, and applicable regulatory authorities.


DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each of the Schwab Financial Services Fund TM, Schwab Health Care Fund TM, and the Schwab Technology Fund TM are non-diversified mutual funds, which means that a relatively high percentage of assets of the funds may be invested in the obligations of a limited number of issuers. The value of shares of these funds may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. Each of the Schwab Financial Services Fund, Schwab Health Care Fund, and Schwab Technology Fund intends to diversify its investments to the extent required to qualify as a

"regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The Schwab Equity Index Funds, Schwab MarketTrack Portfolios, Schwab Target Funds, Schwab Core Equity Fund, Schwab Hedged Equity Fund, Schwab Dividend Equity Fund, Schwab Premier Equity Fund, Schwab Small-Cap Equity Fund, Schwab Large-Cap Growth Fund and Schwab Viewpoints Fund are diversified mutual funds.



DURATION was developed as a more precise alternative to the concept of "maturity." Traditionally, a debt obligation's maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, maturity measures only the time until a debt obligation provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure. Duration is the magnitude of the change in the price of a bond relative to a given change in market interest rates. Duration management is one of the fundamental tools used by the investment adviser/sub-advisers for debt portions of the portfolios.


EMERGING OR DEVELOPING MARKETS exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

EQUITY SECURITIES represent ownership interests in a company, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.


Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, ADRs, EDRs, and interests in real estate investment trusts, (for more information on real estate investment trusts, "REITs", see the section entitled "Real Estate Investment Trusts").


Common stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer's earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners.

Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation's assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.

Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common stocks becomes more valuable. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature. Convertible securities are also rated below investment grade ("high yield") or are not rated, and are subject to credit risk.

Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and a fund's ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer's creditworthiness.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company's liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are types of securities usually issued with bonds and preferred stock that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.


Initial Public Offering. A fund may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A fund's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.


Master Limited Partnerships ("MLPs") MLPs are limited partnerships in which the common units are publicly traded. MLP common units are freely traded on a securities exchange or in the over-the-counter market and are generally registered with the SEC. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role, if any, in the partnership's operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions"). Common and general partner interests also accrue arrearages in distributions to the extent the minimum quarterly distribution is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the minimum quarterly distribution; however, subordinated units do not accrue arrearages. Distributable cash in excess of the minimum quarterly distribution paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions are intended to encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results are intended to benefit all security holders of the MLP, however, such incentive distribution payments give rise to potential conflicts of interest between the common unit holders and the general partner.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The funds may purchase common units in market transactions as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and investors. Subordinated units may be purchased directly from these persons as well as newly-issued subordinated units from MLPs themselves. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the minimum quarterly distribution on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the minimum quarterly distribution prior to any incentive payments to the MLP's general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including smaller capitalization partnerships or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.

General partner interests of MLPs are typically retained by an MLP's original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Certain MLPs are dependent on their parent companies or sponsors for a majority of their revenues. Any failure by a MLP's parents or sponsors to satisfy their payments or obligations would impact the MLP's revenues and cash flows and ability to make distributions.

EXCHANGE TRADED FUNDS ("ETFs") such as Standard and Poor's Depositary Receipts ("SPDRs") Trust, are investment companies that typically are registered under the 1940 Act as open-end funds or unit investment trusts ("UITs"). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. Shares of an ETF may be bought and sold through the day at market prices, which may be higher or lower than the shares' net asset value. An "index-based ETF" seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage shares. Pursuant to an exemptive order issued by the Securities and Exchange Commission (the "SEC)" to iShares and procedures approved by the funds' Board of Trustees, each fund may invest in iShares not to exceed 25% of the fund's total assets, provided that the fund has described exchange-traded fund investments in its prospectuses and otherwise complies with the conditions of the exemptive order and other applicable investment limitations.



EVENT-LINKED BONDS. A fund may invest up to 5% of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a fund may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose a fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.



FIXED TIME DEPOSITS are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A fund will not invest in fixed time deposits, which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.



FOREIGN CURRENCY TRANSACTIONS. A fund may invest in foreign currency-denominated securities, may purchase and sell foreign currency options and foreign currency futures contracts and related options and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. A fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.



A fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A fund will earmark or segregate assets for any open positions in forwards used for non-hedging purposes and mark to market daily as may be required under the federal securities laws.



A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when a fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, a fund could sustain a loss.



A fund may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called "position hedging." When engaging in position hedging, a fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that a fund expects to purchase).



Buying and selling foreign currency exchange contracts involves costs and may result in losses. The ability of a fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for a fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a fund's holdings of securities denominated in a particular currency and forward contracts into which a fund enters. Such imperfect correlation may cause a fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.



Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a fund to benefit from favorable fluctuations in relevant foreign currencies.



Forwards will be used primarily to adjust the foreign exchange exposure of a fund with a view to protecting the outlook, and a fund might be expected to enter into such contracts under the following circumstances:



LOCK IN. When the investment adviser or sub-adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.



CROSS HEDGE. If a particular currency is expected to decrease against another currency, a fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of a fund's portfolio holdings denominated in the currency sold.



DIRECT HEDGE. If the investment adviser or sub-adviser wants to a eliminate substantially all of the risk of owning a particular currency, and/or if the investment adviser or sub-adviser thinks that a fund can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a fund would benefit from an increase in value of the bond.



PROXY HEDGE. The investment adviser or sub-adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.



COSTS OF HEDGING. When a fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if a fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a fund's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a fund's net asset value per share.



TAX CONSEQUENCES OF HEDGING. Under applicable tax law, a fund may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although a fund is expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income.



FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. Foreign securities in which a fund may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.





Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, a fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund.



FORWARD CONTRACTS are sales contracts between a buyer (holding the "long" position), and the seller (holding the "short" position) for an asset with delivery deferred to a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.




FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Future Trading Commission ("CFTC") licenses and regulates on foreign exchanges. Consistent with CFTC regulations, the trusts have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

A fund that engages in futures contracts must maintain a small portion of its assets in cash to process shareholder transactions in and out of it to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may purchase futures contracts. Such transactions allow a fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, a fund may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. A fund may enter into futures contracts for other reasons as well.



When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-market." The margin amount will be returned to a fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, a fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.



While a fund intends to purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (i.e. brokerage fees) when engaging in futures trading. To the extent a fund also invests in futures in order to simulate full investment, these same risks apply.



When interest rates are rising or securities prices are falling, a fund may seek, through the sale of futures contracts, to offset a decline in the value of their current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, a fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and their portfolio securities that are denominated in that currency. A fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that a fund have acquired or expect to acquire.



Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, a fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. A fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

With respect to futures contracts that are not legally required to "cash settle," a fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contacts. With respect to futures that are required to "cash settle," however, a fund is permitted to set aside or earmark liquid assets in an amount equal to the fund's daily marked to market (net) obligation, if any, (in other words, the fund's daily net liability, if any) rather than the market value of the futures contracts. By setting aside or earmarking assets equal to only its net obligation under cash-settled futures, a fund will have the ability to employ leverage to a greater extent than if the fund were required to set aside or earmark assets equal to the full market value of the futures contract.



HIGH YIELD SECURITIES, also called lower quality bonds ("junk bonds"), are frequently issued by companies without long track records of sales and earnings, or by those of questionable credit strength, and are more speculative and volatile (though typically higher yielding) than investment grade bonds. Adverse economic developments could disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly-leveraged issuers, to service their debt obligations or to repay their obligations upon maturity.



Also, the secondary market for high yield securities at times may not be as liquid as the secondary market for higher-quality debt securities. As a result, the investment adviser could find it difficult to sell these securities or experience difficulty in valuing certain high yield securities at certain times. Prices realized upon the sale of such lower rated securities, under these circumstances, may be less than the prices at which a fund purchased them.



Thus, high yield securities are more likely to react to developments affecting interest rates and market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. When economic conditions appear to be deteriorating, medium- to lower-quality debt securities may decline in value more than higher-quality debt securities due to heightened concern over credit quality, regardless of prevailing interest rates. Prices for high yield securities also could be affected by legislative and regulatory developments. These laws could adversely affect a fund's net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.



HYBRID INSTRUMENTS are a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.



Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a fund. A fund will not invest more than 5% of its total assets in hybrid instruments.



Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. A fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.



Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.



ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.



INDEXING STRATEGIES involve tracking the securities represented in, and therefore the performance of, an index. Each Schwab Equity Index Fund normally will invest primarily in the securities of its index. Moreover, each of these index funds invests so that its portfolio performs similarly to that of its index. Each of these index funds tries to generally match its holdings in a particular security to its weight in the index. Each index fund will seek a correlation between its performance and that of its index of 0.90 or better. A perfect correlation of 1.0 is unlikely as the index funds incur operating and trading expenses unlike their indices. An index fund may rebalance its holdings in order to track its index more closely. In the event its intended correlation is not achieved, the Board of Trustees will consider alternative arrangements for an index fund. Certain of the Equity Index Funds serve as underlying funds for the MarketTrack Portfolios.



INFLATION-INDEXED BONDS are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon.



Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid -year par value of the bond would be $1,010 and the first semi--annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. A fund may also invest in other inflation related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.



The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.



While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.



The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.



Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.



INTERFUND BORROWING AND LENDING. A fund may borrow money from and/or lend money to other funds/portfolios in the Schwab complex ("Schwab Funds(R)"). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds.



INTERNATIONAL BONDS are certain obligations or securities of foreign issuers, including Eurodollar Bonds, which are U.S. dollar-denominated bonds issued by foreign issuers payable in Eurodollars (U.S. dollars held in banks located outside the United States, primarily Europe), Yankee Bonds, which are U.S. dollar-denominated bonds issued in the U.S. by foreign banks and corporations, and EuroBonds, which are bonds denominated in U.S. dollars and usually issued by large underwriting groups composed of banks and issuing houses from many countries. Investments in securities issued by foreign issuers, including American Depositary Receipts and securities purchased on foreign securities exchanges, may subject a fund to additional investment risks, such as adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, non-U.S. withholding taxes and the adoption of other foreign governmental restrictions.



Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and transaction costs may be higher. Foreign issuers of securities or obligations are often subject to accounting requirements and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.



LOAN INTERESTS, and other direct debt instruments or interests therein, may be acquired by a fund. A loan interest is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution ("Agent") for a lending syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution typically but not always the Agent ("Collateral Bank"), holds collateral (if any) on behalf of the lenders. When a Collateral Bank holds collateral, such collateral typically consists of one or more of the following asset types: inventory, accounts receivable, property, plant and equipment, intangibles, common stock of subsidiaries or other investments. These loan interests may take the form of participation interests in, assignments of or novations of a loan during its second distribution, or direct interests during a primary distribution. Such loan interests may be acquired from U.S. or foreign banks, insurance companies, finance companies, or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests. A fund may also acquire loan interests under which a fund derives its rights directly from the borrower. Such loan interests are separately enforceable by a fund against the borrower and all payments of interest and principal are typically made directly to a fund from the borrower. In the event that a fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of the Collateral Bank for their mutual benefit. A fund may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structurer with respect to a loan.



The investment adviser or sub-adviser will analyze and evaluate the financial condition of the borrower in connection with the acquisition of any Loan Interest. Credit ratings are typically assigned to Loan Interests in the same manner as with other fixed income debt securities, and the investment adviser or sub-adviser analyzes and evaluates these ratings, if any, in deciding whether to purchase a Loan Interest. The investment adviser or sub-adviser also analyzes and evaluates the financial condition of the Agent and, in the case of Loan Interests in which a fund does not have privity with the borrower, those institutions from or through whom a fund derives its rights in a loan ("Intermediate Participants").



In a typical loan, the Agent administers the terms of the loan agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all the institutions which are parties to the loan agreement. A fund will generally rely upon the Agent or Intermediate Participant to receive and forward to a fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement a fund has direct recourse against the borrower, a fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The seller of the Loan Interest usually does, but is often not obligated to, notify holders of Loan Interests of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a loan agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to Loan Interests for which the Agent does not perform such administrative and enforcement functions, a fund will perform such tasks on its own behalf, although a Collateral Bank will typically hold any collateral on behalf of a fund and the other holders pursuant to the applicable loan agreement.



A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor agent generally would be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement should remain available to holders of Loan Interests. However, if assets held by the Agent for the benefit of a fund were determined to be subject to the claims of the Agent's general creditors, a fund might incur certain costs and delays in realizing payment on a Loan Interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants, similar risks may arise.



Purchasers of Loan Interests depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If a fund does not receive a scheduled interest or principal payment on such indebtedness, a fund's share price and yield could be adversely affected. Loans that are fully secured offer a fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also will involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.



The Loan Interests market is in a developing phase with increased participation among several investor types. The dealer community has become increasingly involved in this secondary market. If, however, a particular Loan Interest is deemed to be illiquid, it would be valued using procedures adopted by the Board of Trustees. In such a situation, there is no guarantee that a fund will be able to sell such Loan Interests, which could lead to a decline in the value of the Loan Interests and the value of a fund's shares.



LOAN PARTICIPATIONS AND ASSIGNMENTS. A fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a fund intends to invest may not be rated by any nationally recognized rating service.



A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a fund has direct recourse against the corporate borrower, a fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.



A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a fund were determined to be subject to the claims of the agent bank's general creditors, a fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.



Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a fund does not receive scheduled interest or principal payments on such indebtedness, a fund's share price and yield could be adversely affected. Loans that are fully secured offer a fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.



A fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a fund bears a substantial risk of losing the entire amount invested.



A fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limits, a fund generally will treat the corporate borrower as the "issuer" of indebtedness held by a fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a fund and the corporate borrower, if the participation does not shift to a fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require a fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether a fund has invested more than 5% of its assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.



Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the investment adviser or sub-advisers believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a fund's net asset value than if that value were based on available market quotations, and could result in significant variations in a fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, a fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of a fund's limitation on illiquid investments.



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


Investments in loan participations are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by a fund.



Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on the investment adviser's and sub-advisers' research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a fund.



MATURITY OF INVESTMENTS will generally be determined using the portfolio fixed income securities' final maturity dates. However for certain securities, maturity will be determined using the security's effective maturity date. The effective maturity date for a security subject to a put or demand feature is the demand date, unless the security is a variable- or floating-rate security. If it is a variable-rate security, its effective maturity date is the earlier of its demand date or next interest rate change date. For variable-rate securities not subject to a put or demand feature and floating-rate securities, the effective maturity date is the next interest rate change date. The effective maturity of mortgage-backed and certain other asset-backed securities is determined on an "expected life" basis by the investment adviser or sub-adviser. For an interest rate swap agreement, its effective maturity would be equal to the difference in the effective maturity of the interest rates "swapped." Securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of future contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date ("call date"), which is prior to, or in lieu of, the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the investment adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of a fund is dollar-weighted based upon the market value of a fund's securities at the time of the calculation. A fund may invest in securities with final or effective maturities of any length.



MONEY MARKET SECURITIES are high-quality, short term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, bankers' acceptances, notes and time deposits. Certificates of deposit and time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Bankers' acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short term, unsecured promissory notes issued to finance short term credit needs.



Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.



A fund may keep a portion of its assets in cash for business operations. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may invest in money market securities. A fund may also invest in money market securities to the extent it is consistent with its investment objective.



MORTGAGE-BACKED SECURITIES ("MBS") and other ASSET-BACKED SECURITIES ("ABS") may be purchased by a fund. MBS represent participations in mortgage loans, and include pass-through securities, collateralized mortgage obligations and stripped mortgage-backed securities. MBS may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association (GNMA or Ginnie Mae) and Fannie Mae or Freddie Mac, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage banks, commercial banks, and special purpose entities (collectively, "private lenders"). MBS are based on different types of mortgages including those on commercial real estate and residential property. MBS issued by private lenders may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of credit enhancement.



MBS are subject to interest rate risk, like other debt securities, in addition to prepayment and extension risk. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of mortgage-backed securities. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for mortgage-backed securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not be fully amortized at the time the obligation is repaid. The opposite is true for mortgage-backed securities purchased at a discount. The MarketTrack Portfolios and Schwab Target Funds may purchase mortgage-related securities at a premium or at a discount. When interest rates rise, extension risk increases and may affect the value of a fund. Principal and interest payments on the mortgage-related securities are guaranteed by the government however, such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of a fund's shares.



ABS have structural characteristics similar to MBS. ABS represent direct or indirect participation in assets such as automobile loans, credit card receivables, trade receivables, home equity loans (which sometimes are categorized as MBS) or other financial assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The credit quality of most ABS depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on ABS may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and overcollateralization. In the case of privately-issued mortgage-related and asset-backed securities, the Portfolios take the position that such instruments do not represent interests in any particular industry or group of industries.

COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family MBS. Many of the risks of investing in commercial MBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial MBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.



COLLATERALIZED DEBT OBLIGATIONS. A fund may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.



For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.



The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and a fund's prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.



COLLATERALIZED MORTGAGE OBLIGATION ("CMO") is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, Fannie Mae, and their income streams.



CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.



In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.



The rate of principal payment on MBS and ABS generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the price and yield on any MBS or ABS is difficult to predict with precision and price and yield to maturity may be more or less than the anticipated yield to maturity. If a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by a fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.



While many MBS and ABS are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class MBS and ABS are issued as a method of providing credit support, typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. In addition, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include stripped securities, which are MBS and ABS entitling the holder to disproportionate interest or principal compared with the assets backing the security, and securities with classes having characteristics different from the assets backing the securities, such as a security with floating interest rates with assets backing the securities having fixed interest rates. The market value of such securities and CMO's generally is more or less sensitive to changes in prepayment and interest rates than is the case with traditional MBS and ABS, and in some cases such market value may be extremely volatile.



CMO RESIDUALS. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.



The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a fund may fail to recoup fully its initial investment in a CMO residual.



CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.



STRIPPED MORTGAGE-BACKED SECURITIES. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.



SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.



Under certain circumstances these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.



MUNICIPAL LEASES are obligations issued to finance the construction or acquisition of equipment or facilities. These obligations may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest in any of these obligations. Municipal leases may be considered illiquid investments. Additionally, municipal leases are subject to "nonappropriation risk," which is the risk that the municipality may terminate the lease because funds have not been allocated to make the necessary lease payments. The lessor would then be entitled to repossess the property, but the value of the property may be less to private sector entities than it would be to the municipality.

MUNICIPAL SECURITIES are debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.



Municipal securities also may be issued to finance various private activities, including certain types of private activity bonds ("industrial development bonds" under prior law). These securities may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities.



Municipal securities may be owned directly or through participation interests, and include general obligation or revenue securities, tax-exempt commercial paper, notes and leases.



Municipal securities generally are classified as "general obligation" or "revenue" and may be purchased directly or through participation interests. General obligation securities typically are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Revenue securities typically are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. Private activity bonds and industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity bonds is frequently related to the credit standing of private corporations or other entities.



Examples of municipal securities that are issued with original maturities of 397 days or less are short term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of the receipt of property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality's issuance of a longer-term bond in the future. Revenue anticipation notes are issued in expectation of the receipt of other types of revenue, such as that available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or Ginnie Mae at the end of the project construction period. Pre-refunded municipal bonds are bonds that are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A fund may purchase other municipal securities similar to the foregoing that are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.



A fund also may invest in moral obligation securities, which are normally issued by special purpose public authorities. If the issuer of a moral obligation security is unable to meet its obligation from current revenues, it may draw on a reserve fund. The state or municipality that created the entity has only a moral commitment, not a legal obligation, to restore the reserve fund.



The value of municipal securities may be affected by uncertainties with respect to the rights of holders of municipal securities in the event of bankruptcy or the taxation of municipal securities as a result of legislation or litigation. For example, under federal law, certain issuers of municipal securities may be authorized in certain circumstances to initiate bankruptcy proceedings without prior notice to or the consent of creditors. Such action could result in material adverse changes in the rights of holders of the securities. In addition, litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.



Municipal securities pay fixed, variable or floating rates of interest, which may be exempt from federal income tax and, typically, personal income tax of a state or locality. Some municipal securities are taxable. These securities are issued by state and local governments and instrumentalities thereof that pay interest that is not exempt from federal income tax. States and municipalities issue taxable instruments for various reasons, relating in some cases to the nature of the project being financed and to various specific ceilings on debt issuance in others. The rate of interest payable on such instruments typically reflects its taxable nature.



NON-PUBLICLY TRADED SECURITIES AND PRIVATE PLACEMENTS. A fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a fund may be required to bear the expenses of registration.



OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.



A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset in part by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call and put options written by a fund will be covered, which means that a fund will own the securities subject to the option so long as the option is outstanding or a fund will earmark or segregate assets for any outstanding option contracts.



A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options a fund writes will be covered, which means that a fund will earmark or segregate cash, U.S. government securities or other liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for a fund. However, in return for the option premium, a fund accepts the risk that they may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.



A fund may purchase and write put and call options on any securities in which they may invest or any securities index or basket of securities based on securities in which they may invest. In addition, a fund may purchase and sell foreign currency options and foreign currency futures contracts and related options. A fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A fund may enter into closing sale transactions in order to realize gains or minimize losses on options they have purchased or wrote.



An exchange-traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.




Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.



The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.



Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by a fund and the prices of the options, possible lack of a liquid secondary market, and the resulting inability to close such positions prior to their maturity dates.

A fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of a fund, does not exceed 5% of its net assets.


PROMISSORY NOTES are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.


PUTS are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. If a put provider fails to honor its commitment upon a fund's attempt to exercise the put, a fund may have to treat the security's final maturity as its effective maturity. If that occurs, the security's price may be negatively impacted, and its sensitivity to interest rate changes may be increased, possibly contributing to increased share price volatility for a fund. This also could lengthen a fund's overall average effective maturity. Standby commitments are types of puts.



QUALITY OF FIXED INCOME INVESTMENTS will be principally investment-grade for a fund's assets. Investment-grade quality securities are rated by at least one NRSRO in one of the four highest rating categories (within which there may be sub-categories or gradations indicating relative standing) or have been determined to be of equivalent quality by the investment adviser or sub-adviser. Sometimes an investment-grade quality security may be downgraded to a below investment-grade quality rating. If a security no longer has at least one investment-quality rating from an NRSRO, the investment adviser or sub-adviser would reanalyze the security in light of the downgrade and determine whether a fund should continue to hold the security. However, such downgrade would not require the investment adviser or sub-advisers to sell the security on behalf of a fund. Sometimes lower-quality securities may be downgraded to an even lower quality. The investment adviser or sub-adviser may also elect to purchase high-yield securities that are rated (at the time of purchase) B or higher or the equivalent by Moody's, S&P or Fitch, Inc. or are determined to be of similar investment quality by the investment manager.


REAL ESTATE INVESTMENT TRUSTS (REITS) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITS may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of Subchapter M of the Code. To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

Like any investment in real estate, a REIT's performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT's performance depends on the types of properties it owns and how well the REIT manages its properties.

In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.

Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than--and at times will perform differently from--large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT's expenses in addition to their proportionate share of a fund's expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

REPURCHASE AGREEMENTS are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer's holding period. Any repurchase agreements a fund enters into will involve a fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short
- from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause a fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement's seller, a fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. A fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.


RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a fund, under the direction and supervision of the Board of Trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in a fund's portfolio may be increased if qualified institutional buyers become uninterested in purchasing these securities.



REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS may be used by a fund. A fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, a fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A fund generally retains the right to interest and principal payments on the security. If a fund uses the cash it obtains to invest in other securities, this may be considered a form of leverage and may expose a fund to a greater risk. Leverage tends to magnify the effect of any decrease or increase in the value on a fund's portfolio's securities. Because a fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, a fund will set aside permissible liquid assets earmarked or in a segregated account to secure its obligations to repurchase the security.



A fund also may enter into mortgage dollar rolls, in which a fund would sell MBS for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a fund would forego principal and interest paid on the MBS during the roll period, a fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time a fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets earmarked or in a segregated account to secure its obligation for the forward commitment to buy MBS. Mortgage dollar roll transactions may be considered a borrowing by a fund.



The mortgage dollar rolls and reverse repurchase agreements entered into by a fund may be used as arbitrage transactions in which a fund will maintain an offsetting position in short duration investment-grade debt obligations. Since a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and short duration, the investment adviser believes that such arbitrage transactions present lower risks to a fund than those associated with other types of leverage. There can be no assurance that a fund's use of the cash it receives from a mortgage dollar roll will provide a positive return.



SECURITIES LENDING of portfolio securities is a common practice in the securities industry. A fund will engage in security lending arrangements. For example, a fund may receive cash collateral and may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to loaned securities may pass with the lending of the securities.



A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) a fund may at any time call the loan and obtain the return of the securities loaned; (3) a fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan).


Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer's corporate governance policies or structure.


SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased and sold by a fund and those issued by foreign investment companies. Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses.



If a fund decides to purchase securities of other investment companies, a fund intends to purchase shares of mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the SEC. Mutual fund investments for a fund are currently restricted under federal regulations, and therefore, the extent to which a fund may invest in another mutual fund may be limited.



Funds in which a fund also may invest include unregistered or privately-placed funds, such as hedge funds and offshore funds. Hedge funds and offshore funds are not registered with the SEC, and therefore are largely exempt from the regulatory requirements that apply to registered investment companies (mutual funds). As a result, these types of funds have greater ability to make investments or use investment techniques, such as leveraging, that can increase investment return but also may substantially increase the risk of losses. Investments in these funds also may be more difficult to sell, which could cause losses to a fund. For example, hedge funds typically require investors to keep their investment in a hedge fund for some period of time, such as 1 year or more. This means investors would not be able to sell their shares of a hedge fund until such time had past, and the investment may be deemed to be illiquid. In addition, because hedge funds may not value their portfolio holdings on a frequent basis, investments in those hedge funds may be difficult to price.


SHORT SALES may be used by a fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A fund may engage in short sales that are either "against the box" or "uncovered." A short sale is "against the box" if at all times during which the short position is open, a fund owns at least an equal amount of the securities or securities convertible into, or has the right to acquire, at no added cost, the securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a fund with respect to the securities that are sold short. "Uncovered" short sales are transactions under which a fund sells a security it does not own. To complete such transaction, a fund may borrow the security through a broker to make delivery to the buyer and, in doing so, a fund becomes obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. A fund also may have to pay a fee to borrow particular securities, which would increase the cost of the security. In addition, a fund is often obligated to pay any accrued interest and dividends on the securities until they are replaced. The proceeds of the short sale position will be retained by the broker until a fund replaces the borrowed securities.

A fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security and, conversely, the fund will realize a gain if the price declines. Any gain will be decreased, and any loss increased, by the transaction costs described above. A short sale creates the risk of an unlimited loss, as the price of the underlying securities could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. If a fund sells securities short "against the box," it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

A fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, a fund will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (1) the market value of the securities sold short, marked-to-market daily, and (2) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale.


SINKING FUNDS may be established by bond issuers to set aside a certain amount of money to cover timely repayment of bondholders' principal raised through a bond issuance. By creating a sinking fund, the issuer is able to spread repayment of principal to numerous bondholders while reducing reliance on its then current cash flows. A sinking fund also may allow the issuer to annually repurchase certain of its outstanding bonds from the open market or repurchase certain of its bonds at a call price named in a bond's sinking fund provision. This call provision will allow bonds to be prepaid or called prior to a bond's maturity. The likelihood of this occurring is substantial during periods of falling interest rates.


SMALL-CAP STOCKS include common stocks issued by operating companies with market capitalizations that place them at the lower end of the stock market, as well as the stocks of companies that are determined to be small based on several factors, including the capitalization of the company and the amount of revenues. Historically, small-cap company stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.

These factors and others may cause sharp changes in the value of a small-cap company's stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and a fund's positions in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund's investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks may change sharply during the short term and long term.

SPREAD TRANSACTIONS may be used for hedging or managing risk. A fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the fund does not own, but which is used as a benchmark. The risk to the fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.


STOCK SUBSTITUTION STRATEGY is a strategy, whereby each Equity Index Funds may, in certain circumstances, substitute a similar stock for a security in its index.


STRIPPED SECURITIES are securities whose income and principal components are detached and sold separately. While risks associated with stripped securities are similar to other fixed income securities, stripped securities are typically subject to greater changes in value. U.S. Treasury securities that have been stripped by the Federal Reserve Bank are obligations of the U.S. Treasury.



STRUCTURED NOTES are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. To the extent a fund invests in these securities, however, PIMCO analyzes these securities in its overall assessment of the effective duration of the fund's portfolio in an effort to monitor the fund's interest rate risk.


SWAP AGREEMENTS are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

Swap agreements can be structured to increase or decrease a fund's exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease a fund's exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if a fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease a fund's exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of a fund's investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from a fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from a fund, a fund must be prepared to make such payments when they are due. In order to help minimize risks, a fund will earmark or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require a fund to earmark or segregate assets in the amount of the accrued amounts owed under the swap. A fund could sustain losses if a counterparty does not perform as agreed under the terms of the swap. A fund will enter into swap agreements with counterparties deemed creditworthy by the investment adviser.

In addition, the funds may invest in swaptions, which are privately-negotiated option-based derivative products. Swaptions give the holder the right to enter into a swap. A fund may use a swaption in addition to or in lieu of a swap involving a similar rate or index.

For purposes of applying a fund's investment policies and restrictions (as stated in the prospectuses and this SAI) swap agreements are generally valued by the funds at market value. In the case of a credit default swap sold by a fund (i.e., where the fund is selling credit default protection), however, the fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.


TEMPORARY DEFENSIVE INVESTMENTS. During unusual economic or market conditions or for temporary defensive or liquidity purposes, the Schwab Core Equity
Fund TM, Schwab Dividend Equity Fund TM, Schwab Large-Cap Growth
Fund TM, Schwab Hedged Equity Fund TM, Schwab Small-Cap Equity Fund TM,
Schwab Premier Equity Fund TM, Schwab Financial Services Fund TM, Schwab
Health Care Fund TM, Schwab Technology Fund TM, each of the Schwab Target
Funds and the Schwab Viewpoints Fund may invest up to 100% of their assets in cash, money market instruments, repurchase agreements and other short-term obligations.


U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie
Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.


VARIABLE- AND FLOATING-RATE DEBT SECURITIES pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable-rate securities may be combined with a put or demand feature (variable-rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses. There are risks involved with these securities because there may be no active secondary market for a particular variable-rate demand security purchased by a fund. In addition, the fund may exercise its demand rights only at certain times. The fund could also suffer losses in the event that the issuer defaults on its obligation.



WRAP AGREEMENTS may be entered into by a fund with insurance companies, banks or other financial institutions ("wrapper providers"). A wrap agreement typically obligates the wrapper provider to maintain the value of the assets covered under the agreement ("covered assets") up to a specified maximum dollar amount upon the occurrence of certain specified events. The value is pre-determined using the purchase price of the securities plus interest at a specified rate minus an adjustment for any defaulted securities. The specified interest rate may be adjusted periodically under the terms of the agreement. While the rate typically will reflect movements in the market rates of interest, it may at times be less or more than the actual rate of income earned on the covered assets. The rate also can be impacted by defaulted securities and by purchase and redemption levels in the fund. The fund also pays a fee under the agreement, which reduces the rate as well.



Wrap agreements may be used as a risk management technique intended to help minimize fluctuations in the fund's NAV. However, the fund's NAV will typically fluctuate at least minimally, and may fluctuate more at times when interest rates are fluctuating. Additionally, wrap agreements do not protect against losses the fund may incur if the issuers of portfolio securities do not make timely payments of interest and/or principal. A wrap agreement provider also could default on its obligations under the agreement. Therefore, the fund will only invest in a wrap provider with an investment-grade credit rating. There is no active trading market for wrap agreements and none is expected to develop. Therefore, wrap agreements are considered illiquid investments. There is no guarantee that the fund will be able to purchase any wrap agreements or replace ones that defaulted. Wrap agreements are valued using procedures adopted by the Board of Trustees. There are risks that the value of a wrap agreement may not be sufficient to minimize the fluctuations in the fund's NAV. All of these factors might result in a decline in the value of the fund's shares.



ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a "regulated investment company" or "RIC" under the Code and avoid a certain excise tax, a fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.


                             INVESTMENT LIMITATIONS


SCHWAB LARGE-CAP GROWTH FUND, SCHWAB DIVIDEND EQUITY FUND TM AND SCHWAB PREMIER EQUITY FUND TM

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF EACH FUND'S OUTSTANDING VOTING SHARES:



EACH FUND MAY NOT:



(1) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(2) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(3) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(4) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(5) Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(6) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(7) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.



EACH FUND MAY NOT:



(1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).



(2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.



(3)      Invest more than 15% of its net assets in illiquid securities.

(4) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.



(6) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.



(7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).



(8) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).



SCHWAB CORE EQUITY FUND TM



THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SHARES:



(1) The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(2) The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(3) The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(4) The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(5) The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(7) The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.



THE FUND MAY NOT:



(1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).



(2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.



(3)      Invest more than 15% of its net assets in illiquid securities.



(4) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that the fund may purchase securities to the extent that the S&P 500(R) is also so concentrated).



(6) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.



(7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).



(8) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

SCHWAB SMALL-CAP EQUITY FUND TM



THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SHARES:



(1) The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(2) The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(3) The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(4) The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(5) The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(6) The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(7) The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.



THE FUND MAY NOT:



(1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).



(2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.



(3)      Invest more than 15% of its net assets in illiquid securities.

(4) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that the fund may purchase securities to the extent that the S&P SmallCap 600(R) is also so concentrated).



(6) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.



(7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).



(8) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).



SCHWAB HEDGED EQUITY FUND TM



THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SHARES:



(1) The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(2) The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(3) The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(4) The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(6) The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(7) The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.



THE FUND MAY NOT:



(1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).



(2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.



(3)      Invest more than 15% of its net assets in illiquid securities.



(4) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that the fund may purchase securities to the extent that the S&P 500(R) is also so concentrated).



(6) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.



(7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).



(8) Borrow money, except that the fund may (i) borrow money (A) for temporary or emergency purposes or (B) from banks or through an interfund lending facility, if any, and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets.

SCHWAB FINANCIAL SERVICES FUND TM, SCHWAB HEALTH CARE FUND TM AND SCHWAB TECHNOLOGY FUND TM:



THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF EACH FUND'S OUTSTANDING VOTING SHARES:


(1) Each fund will concentrate its investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. The Schwab Financial Fund will concentrate its investments in securities of companies in the financial services sector. The Schwab Health Care Fund will concentrate its investments in securities of companies in the health care sector. The Schwab Technology Fund will concentrate its investments in securities of companies in the technology sector.

(2) Each fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) Each fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) Each fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Each fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) Each fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING INVESTMENT POLICIES AND RESTRICTIONS ARE NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH FUND MAY NOT:

(1)      Invest more than 15% of its net assets in illiquid securities.

(2) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(4) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(5) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (1) purchase securities of companies that deal in real estate or interests therein (including REITs), (2) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (3) purchase securities of companies that deal in precious metals or interests therein.

(6) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

(7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

SCHWAB EQUITY INDEX FUNDS


THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF EACH FUND'S OUTSTANDING VOTING SHARES:


Each of the Schwab S&P 500 Index Fund, Schwab 1000 Index(R) Fund, Schwab Small-Cap Index Fund(R), and Schwab International Index Fund(R) may not:

(1) Borrow money, except to the extent permitted under the Investment Company 1940 Act (the "1940 Act"), the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(7) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

IN ADDITION, EACH OF THE SCHWAB S&P 500 INDEX FUND, SCHWAB SMALL-CAP INDEX FUND(R) AND SCHWAB INTERNATIONAL INDEX FUND(R) MAY NOT:

(1) Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.

IN ADDITION, THE SCHWAB 1000 INDEX(R) FUND MAY NOT:

(1) Purchase securities of other investment companies, except as permitted by the 1940 Act.

THE SCHWAB TOTAL STOCK MARKET INDEX FUND(R) MAY NOT:

(1) Purchase securities of any issuer, except as consistent with the maintenance of its status as a diversified company under the 1940 Act.

(2) Concentrate investments in a particular industry or group of industries, except as permitted under the 1940 Act, or the rules or regulations thereunder.

(3) (i) Purchase or sell commodities, commodities contracts, futures or real estate, (ii) lend or borrow money, (iii) issue senior securities,
         (iv) underwrite securities or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act, or the rules or regulations thereunder.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH FUND MAY NOT:

(1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(3) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

(4) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that each fund may purchase securities to the extent that its index is also so concentrated).

(6) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that each fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

(7)      Invest more than 15% of its net assets in illiquid securities.

IN ADDITION, THE SCHWAB SMALL-CAP INDEX FUND(R)

(1) Intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab Small-Cap Index.

IN ADDITION, THE SCHWAB INTERNATIONAL INDEX FUND(R)

(1) Intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab International Index.

IN ADDITION, THE SCHWAB TOTAL STOCK MARKET INDEX FUND(R) MAY NOT:

(1) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

SCHWAB INSTITUTIONAL SELECT(R) S&P 500 FUND

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SHARES:

THE SCHWAB INSTITUTIONAL SELECT S&P 500 FUND MAY NOT:

(1) Purchase securities of any issuer, except as consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940 (the "1940 Act").

(2) Concentrate investments in a particular industry or group of industries, except as permitted under the 1940 Act, or the rules or regulations thereunder.

(3) (i) Purchase or sell commodities, commodities contracts, futures contracts or real estate, (ii) lend or borrow money, (iii) issue senior securities, (iv) underwrite securities or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act, or the rules or regulations thereunder.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

THE FUND MAY NOT:

(1)      Invest more than 15% of its net assets in illiquid securities.

(2) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(4) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

(5) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(6) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that each fund may purchase securities to the extent that its index is also so concentrated).

(7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(8) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

SCHWAB MARKETTRACK PORTFOLIOS(R)


THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF EACH PORTFOLIO'S OUTSTANDING VOTING SHARES:


THE ALL EQUITY PORTFOLIO MAY NOT:

(1) Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940 (the "1940 Act").

(2) Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder.

(3)      (i) Purchase or sell commodities, commodities contracts or real estate,
         (ii) lend or borrow money, (iii) issue senior securities, (iv) underwrite securities, or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act or the rules or regulations thereunder.

EACH OF THE GROWTH PORTFOLIO, BALANCED PORTFOLIO AND CONSERVATIVE PORTFOLIO MAY
NOT:

(1) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.

(5) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(7) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(8) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH PORTFOLIO MAY NOT:

(1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts and options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(3) Borrow money except that the portfolio may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

(4) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.

(6)      Invest more than 15% of its net assets in illiquid securities.

(7) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the portfolio may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

IN ADDITION, THE ALL EQUITY PORTFOLIO MAY NOT:

(1) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.


SCHWAB TARGET FUNDS:



THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF EACH FUND'S OUTSTANDING VOTING SHARES:



EACH FUND MAY NOT:



(1) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(2) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(4) Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(5) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(6) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



(7) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



THE FOLLOWING INVESTMENT POLICIES AND RESTRICTIONS ARE NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.



EACH FUND MAY NOT:



(1)      Invest more than 15% of its net assets in illiquid securities.



(2) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).



(3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.



(4) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (1) purchase securities of companies that deal in real estate or interests therein (including REITs), (2) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (3) purchase securities of companies that deal in precious metals or interests therein.



(5) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

(6) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).



(7) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.



SCHWAB VIEWPOINTS FUND TM:




THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SHARES:


THE FUND MAY NOT:



1) Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act.



2) Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder.



3) Purchase or sell commodities, commodities contracts or real estate, lend or borrow money, issue senior securities, underwrite securities, or pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act or the rules or regulations thereunder.





THE FOLLOWING INVESTMENT POLICIES AND RESTRICTIONS ARE NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.



THE FUND MAY NOT:



1)       Invest more than 15% of its net assets in illiquid securities.



2) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.



3) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).



4) Purchase securities on margin, except such short term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.



5) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

6) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).



7) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.



8) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.




THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Borrowing. The 1940 Act restricts an investment company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of
Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of a fund's investment restriction.

Concentration. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by the fund.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Real Estate. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. Each fund has adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of a fund's Board of Trustees.

Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits each fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets. The foregoing restriction does not apply to non-diversified funds.

Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of a fund's acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

                             MANAGEMENT OF THE FUNDS

The funds are overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met 6 times during the most recent fiscal year.

Certain trustees are "interested persons." A trustee is considered an interested person of a trust under the 1940 Act if he or she is an officer, director, or an employee of Charles Schwab Investment Management, Inc. ("CSIM") or Charles Schwab & Co., Inc. ("Schwab"). A trustee also may be considered an interested person of a trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the funds' investment adviser and distributor.


Each of the officers and/or trustees also serves in the same capacity as described for the trusts, for The Charles Schwab Family of Funds and Schwab Annuity Portfolios. Except as specifically noted below, as used herein the term "Family of Investment Companies" collectively refers to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust which, as of October 31, 2006, included 57 funds.



The tables below provide information about the trustees and officers for the trusts, which includes funds in this SAI. The "Fund Complex" includes The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust, Laudus Variable Insurance Trust, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust. As of October 31, 2006, the Fund Complex included 95 funds. The address of each individual listed below is 101 Montgomery Street, San Francisco, California 94104.



  NAME, YEAR OF BIRTH, AND       PRINCIPAL OCCUPATIONS DURING     NUMBER OF PORTFOLIOS IN          OTHER DIRECTORSHIPS
POSITION(S) WITH THE TRUSTS;         THE PAST FIVE YEARS         FUND COMPLEX OVERSEEN BY
 (TERM OF OFFICE AND LENGTH                                             THE TRUSTEE
      OF TIME SERVED 1)
------------------------------------------------------------------------------------------------------------------------------


  NAME, YEAR OF BIRTH, AND       PRINCIPAL OCCUPATIONS DURING     NUMBER OF PORTFOLIOS IN          OTHER DIRECTORSHIPS
POSITION(S) WITH THE TRUSTS;         THE PAST FIVE YEARS         FUND COMPLEX OVERSEEN BY
 (TERM OF OFFICE AND LENGTH                                             THE TRUSTEE
      OF TIME SERVED 1)
------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Mariann Byerwalter             Chairman of JDN Corporate                    95              Board 1 -- Director, Redwood
1960                           Advisory LLC.  From 1996 to                                  Trust, Inc.
Trustee                        2001, Vice President for
(Trustee of Schwab Capital     Business Affairs and Chief                                   Board 2 -- Director, PMI Group,
Trust and Schwab               Financial Officer of Stanford                                Inc.
INVESTMENTS  since 2000.)      University, and in 2001,
                               Special Advisor to the
                               President of Stanford
                               University.

Donald F. Dorward              Chief Executive Officer,                     57              None.
1931                           Dorward & Associates (corporate
Trustee                        management, marketing and
(Trustee of Schwab Capital     communications consulting
Trust and Schwab Investments   firm).  From 1996-1999,
 since 1989.)                  Executive Vice President and
                               Managing Director, Grey
                               Advertising.  Prior to 1996,
                               President and Chief Executive
                               Officer, Allen & Dorward
                               Advertising.

William A. Hasler              Retired.  Dean Emeritus, Haas                95              Board 1 -- Director, Mission
1941                           School of Business, University                               West Properties.
Trustee                        of California, Berkeley.  Until
(Trustee of Schwab Capital     February 2004, Co-Chief                                      Board 2 -- Director, TOUSA.
Trust and Schwab Investments   Executive Officer, Aphton Corp.
since 2000.)                   (bio-pharmaceuticals).  Prior                                Board 3 -- Director,
                               to August 1998, Dean of the                                  Harris-Stratex Networks.
                               Haas School of Business,
                               University of California,                                    Board 4 -- Director, Genitope
                               Berkeley (higher education).                                 Corp.

                                                                                            Board 5 -- Director &
                                                                                            Non-Executive Chairman,
                                                                                            Solectron Corp.

                                                                                            Board 6 -- Director, Ditech
                                                                                            Networks.

  NAME, YEAR OF BIRTH, AND       PRINCIPAL OCCUPATIONS DURING     NUMBER OF PORTFOLIOS IN          OTHER DIRECTORSHIPS
POSITION(S) WITH THE TRUSTS;         THE PAST FIVE YEARS         FUND COMPLEX OVERSEEN BY
 (TERM OF OFFICE AND LENGTH                                             THE TRUSTEE
      OF TIME SERVED 1)
------------------------------------------------------------------------------------------------------------------------------
Robert G. Holmes               Chairman, Chief Executive                    57              None.
1931                           Officer and Director, Semloh
Trustee                        Financial, Inc. (international
(Trustee of Schwab Capital     financial services and
Trust and Schwab Investments   investment advisory firm).
 since 1989.)

Gerald B. Smith                Chairman and Chief Executive                 57              Board 1 -- Board of Cooper
1950                           Officer and founder of Smith                                 Industries.
Trustee                        Graham & Co. (investment
(Trustee of Schwab Capital     advisors).                                                   Board 2 -- Chairman of the Audit
Trust and Schwab Investments                                                                Committee of Oneok Partners LP.
 since 2000.)

Donald R. Stephens             Managing Partner, D.R. Stephens              57              None.
1938                           & Company (investments). Prior
Trustee                        to 1996, Chairman and Chief
(Trustee of Schwab Capital     Executive Officer of North
Trust and Schwab Investments   American Trust (real estate
 since 1989.)                  investment trust).

Michael W. Wilsey              Chairman and Chief Executive                 57              None.
1943                           Officer, Wilsey Bennett, Inc.
Trustee                        (real estate investment and
(Trustee of Schwab Capital     management, and other
Trust and Schwab Investments   investments).
 since 1989.)


  NAME, YEAR OF BIRTH, AND       PRINCIPAL OCCUPATIONS DURING     NUMBER OF PORTFOLIOS IN          OTHER DIRECTORSHIPS
POSITION(S) WITH THE TRUSTS;         THE PAST FIVE YEARS         FUND COMPLEX OVERSEEN BY
 (TERM OF OFFICE AND LENGTH                                             THE TRUSTEE
      OF TIME SERVED 1)
------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Charles R. Schwab 2            Chairman, Chief Executive                    57              None.
1937                           Officer and Director, The
Chairman and Trustee           Charles Schwab Corporation,
(Chairman and Trustee of       Charles Schwab & Co., Inc.;
Schwab Capital Trust and       Chairman and Director, Charles
Schwab Investments since       Schwab Investment Management,
1989.)                         Inc., Charles Schwab Bank,
                               N.A.; Chairman and Chief
                               Executive Officer, Schwab (SIS)
                               Holdings Inc. I, Schwab
                               International Holdings, Inc.;
                               Chief Executive Officer and
                               Director, Schwab Holdings,
                               Inc.; Director, U.S. Trust
                               Company, N.A., U.S. Trust
                               Corporation, United States
                               Trust Company of New York.
                               Until May 2003, Co-Chief
                               Executive Officer, The Charles
                               Schwab Corporation.

Randall W. Merk 2              Executive Vice President and                 95              None.
1954                           President, Schwab Financial
Trustee                        Products, Charles Schwab & Co.,
(Trustee of Schwab Capital     Inc.; Director, Charles Schwab
Trust and Schwab Investments   Asset Management (Ireland)
since 2005.)                   Limited and Charles Schwab
                               Worldwide Funds PLC. From
                               September 2002 to July 2004,
                               Chief Executive Officer and
                               President, Charles Schwab
                               Investment Management, Inc. and
                               Executive Vice President,
                               Charles Schwab & Co., Inc.
                               Prior to September 2002,
                               President and Chief Investment
                               Officer, American Century
                               Investment Management, and
                               Director, American Century
                               Companies, Inc.


                  NAME, YEAR OF BIRTH, AND                            PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
                POSITION(S) WITH THE TRUSTS;
        (TERM OF OFFICE AND LENGTH OF TIME SERVED 3)
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS

Evelyn Dilsaver                                               President, Chief Executive Officer, and Director, Charles
1955                                                          Schwab Investment Management, Inc.; Executive Vice President,
President and Chief Executive Officer                         Charles Schwab & Co., Inc; President and Chief Executive
(Officer of Schwab Capital Trust and Schwab Investments       Officer, Laudus Trust and Laudus Variable Insurance Trust;
since 2004.)                                                  President, Excelsior Funds Inc., Excelsior Tax-Exempt Funds,
                                                              Inc., and Excelsior Funds Trust; President, Mutual Fund
                                                              Division, UST Advisers, Inc. From June 2003 to July 2004,
                                                              Senior Vice President, Asset Management Products and Services,
                                                              Charles Schwab & Co., Inc. Prior to June 2003, Executive Vice
                                                              President, Chief Financial Officer, and Chief Administrative
                                                              Officer, U.S. Trust, a subsidiary of The Charles Schwab
                                                              Corporation.

George Pereira                                                Senior Vice President and Chief Financial Officer, Charles
1964                                                          Schwab Investment Management, Inc.; Chief Financial Officer,
Treasurer and Principal Financial Officer                     Laudus Trust and Laudus Variable Insurance Trust; Chief
(Officer of Schwab Capital Trust and Schwab Investments       Financial Officer and Chief Accounting Officer, Excelsior Funds
since 2004.)                                                  Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds
                                                              Trust; Chief Financial Officer, Mutual Fund Division, UST
                                                              Advisers, Inc. Director, Charles Schwab Worldwide Fund, PLC
                                                              and Charles Schwab Asset Management (Ireland) Limited. From
                                                              December 1999 to November 2004, Sr. Vice President, Financial
                                                              Reporting, Charles Schwab & Co., Inc.

Koji E. Felton                                                Senior Vice President, Chief Counsel and Corporate Secretary,
1961                                                          Charles Schwab Investment Management, Inc.; Senior Vice
Secretary and Chief Legal Officer                             President and Deputy General Counsel, Charles Schwab & Co.,
(Officer of Schwab Capital Trust and Schwab Investments       Inc. Chief Legal Officer, Laudus Trust, Laudus Variable
since 1998.)                                                  Insurance Trust. Chief Legal Officer and Secretary, Excelsior
                                                              Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior
                                                              Funds Trust. Prior to June 1998, Branch Chief in Enforcement
                                                              at U.S. Securities and Exchange Commission in San Francisco.


Randall Fillmore                                              Senior Vice President and Chief Compliance Officer, Charles
1960                                                          Schwab Investment Management, Inc.; Senior Vice President,
Chief Compliance Officer and AML Officer                      Charles Schwab & Co., Inc.; Chief Compliance Officer, Laudus
(Officer of Schwab Capital Trust and Schwab Investments       Trust, Laudus Variable Insurance Trust, Excelsior Funds Inc.,
since 2002.)                                                  Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust.
                                                              From 2002 to 2003, Vice President, Charles Schwab & Co., Inc.,
                                                              and Charles Schwab Investment Management, Inc. From 2000 to
                                                              2002, Vice President, Internal Audit, Charles Schwab & Co., Inc.

Kimon P. Daifotis                                             Senior Vice President and Chief Investment Officer -- Fixed
1959                                                          Income, Charles Schwab Investment Management, Inc. Prior to
Senior Vice President and Chief Investment Officer -- Fixed   2004, Vice President and Sr. Portfolio Manager, Charles Schwab
Income                                                        Investment Management, Inc.
(Officer of Schwab Capital Trust and Schwab Investments
since 2004.)

Jeffrey M. Mortimer                                           Senior Vice President and Chief Investment Officer -- Equities,
1963                                                          Charles Schwab Investment Management, Inc.; Vice President and
Senior Vice President and Chief Investment Officer --         Chief Investment Officer, Laudus Trust and Laudus Variable
Equities                                                      Insurance Trust. Prior to 2004, Vice President and Sr.
(Officer of Schwab Capital Trust and Schwab Investments       Portfolio Manager, Charles Schwab Investment Management, Inc.
since 2004.)

Catherine MacGregor                                           Vice President, Charles Schwab & Co., Inc., Charles Schwab
1964                                                          Investment Management, Inc., and Laudus Trust and Laudus
Vice President                                                Variable Insurance Trust; since 2006, Chief Counsel, Laudus
(Officer of Schwab Capital Trust and Schwab Investments       Trust and Laudus Variable Insurance Trust; until July 2005,
since 2005.)                                                  Senior Associate, Paul Hastings Janofsky & Walker LLP.

Cathy Sabo                                                    Vice President, Compliance, Charles Schwab Investment,
1964                                                          Management, Inc., and Laudus Trust and Laudus Variable
Vice President                                                Insurance Trust; until September 2004, Vice President, Client,
(Officer of Schwab Capital Trust and Schwab Investments       Sales & Services Controls, Charles Schwab & Co., Inc.
since 2005.)

Michael Haydel                                                Vice President, Asset Management Client Services, Charles
1972                                                          Schwab & Co., Inc.; Vice President and AML Officer, Laudus
Vice President                                                Trust and Laudus Variable Insurance Trust. Until March 2004,
(Officer of Schwab Capital Trust and Schwab Investments       Director, Charles Schwab & Co., Inc.
since 2006.)



1 Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds(R) retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.



2 Mr. Schwab and Mr. Merk are Interested Trustees because they are employees of Schwab and/or the adviser. In addition to their employment with the investment adviser and Schwab, Messrs. Schwab and Merk also own stock of The Charles Schwab Corporation.



3 The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each other officer serves at the pleasure of the Board.


                               TRUSTEE COMMITTEES

The Board of Trustees has established certain committees and adopted Committee charters with respect to those committees, each as described below:

          - The Audit and Compliance Committee (formerly the Audit/Portfolio Compliance Committee) has oversight responsibility for the integrity of the Trusts' financial reporting processes and compliance policies, procedures and processes, and for each Trust's overall system of internal controls. This Committee is comprised of at least four Independent Trustees. Currently, Messrs. Hasler, Holmes, Wilsey and Ms. Byerwalter are members of this Committee. The charter directs that the Committee must meet four times annually, with additional meetings as the Committee deems appropriate. The Committee met 4 times during the most recent fiscal year.


          - The primary purpose of the Governance Committee is to review and make recommendations to the Board regarding Trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluations, the effectiveness and allocation of assignments and functions by the Board, the composition of committees of the Board, and the training of Trustees. The Committee is also responsible for selecting and nominating candidates to serve as trustees. There are no specific procedures in place to consider nominees recommended by shareholders, but such nominees would be considered if such nominations were submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. This Committee is comprised of at least three Independent Trustees. Currently, Messrs. Dorward, Hasler and Holmes and Ms. Byerwalter are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met 4 times during the most recent fiscal year.



          - The primary purpose of the Investment Oversight Committee is to oversee the investment activities of each Trust. This Committee is comprised of at least three Independent Trustees. Currently, Messrs. Smith, Stephens and Wilsey are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The committee met 4 times during the most recent fiscal year.


          - The primary purposes of the Marketing, Distribution and Shareholder Servicing Committee are to review matters relating to the marketing of the funds' shares; to oversee the quality and cost of shareholder services provided to the Trusts and their shareholders pursuant to the shareholder servicing and/or administrative service plans; and to oversee the Trusts' distribution-related arrangements, including the distribution-related services provided to the Trusts and their shareholders. This Committee is comprised of at least three

     Independent Trustees. Currently, Messrs. Dorward, Smith and Stephens are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The committee met 4 times during the most recent fiscal year.


                              TRUSTEE COMPENSATION


The following table provides trustee compensation for the fiscal year ending October 31, 2006. Certain information provided relates to the Fund Complex, which included 95 funds as of October 31, 2006.



   Name of Trustee                     ($)                   Pension or           ($)
                             Aggregate Compensation          Retirement          Total
                                      From:                   Benefits       Compensation
                                                             Accrued as    from Fund Complex
                                                            Part of Fund
                                                              Expenses
                        Schwab Capital     Schwab
                        Trust              Investments
--------------------------------------------------------------------------------------------
Interested Trustees     0                  0               N/A             0
Charles R. Schwab
Randall W. Merk         0                  0               N/A             0
Independent Trustees
Mariann Byerwalter      $45,564            $30,579         $11,509         $245,867
Donald F. Dorward       $45,564            $30,579         N/A             $186,975
William A. Hasler       $45,564            $30,944         $11,509         $248,367
Robert G. Holmes        $45,564            $30,579         N/A             $186,975
Gerald B. Smith         $45,564            $30,579         N/A             $186,975
Donald R. Stephens      $42,236            $28,916         N/A             $180,750
Michael W. Wilsey       $40,498            $27,511         N/A             $171,775


                  SECURITIES BENEFICIALLY OWNED BY EACH TRUSTEE


The following tables provide each Trustee's equity ownership of a fund and ownership of all registered investment companies overseen by each trustee in the Family of Investment Companies as of December 31, 2006. As of December 31, 2006, the Family of Investment Companies included 57 funds.

      Name of Trustee                        Dollar Range of Trustee                   Aggregate Dollar Range of
                                                Ownership of the:                       Trustee Ownership in the
                                                                                          Family of Investment
                                                                                               Companies
                              Schwab Financial        Schwab         Schwab
                              Services Fund TM      Health Care     Technology
                                                      Fund TM        Fund TM
-------------------------------------------------------------------------------------------------------------------
Interested Trustees
Charles R. Schwab             None                  None            None             Over $100,000
Randall W. Merk               None                  None            None             Over $100,000
Independent Trustees
Mariann Byerwalter            None                  None            None             Over $100,000
Donald F. Dorward             None                  None            None             Over $100,000
William A. Hasler             None                  None            None             Over $100,000
Robert G. Holmes              None                  None            None             Over $100,000
                              None                  None            $10,001 -        Over $100,000
Gerald B. Smith                                                          $50,000
Donald R. Stephens            None                  None            None             Over $100,000
Michael W. Wilsey             None                  None            None             Over $100,000


    Name of Trustee                           Dollar Range of Trustee                        Aggregate Dollar Range
                                                 Ownership of the:                          of Trustee Ownership in
                                                                                                 the Family of
                                                                                              Investment Companies
                            Schwab Hedged         Schwab Core           Schwab S&P 500
                           Equity Fund TM        Equity Fund TM          Index Fund
-------------------------------------------------------------------------------------------------------------------
Interested Trustees       Over $100,000         Over $100,000          Over $100,000       Over $100,000
Charles R. Schwab
Randall W. Merk           None                  None                   None                Over $100,000

Independent Trustees                                                                       Over $100,000
Mariann Byerwalter        None                  None                   None
Donald F. Dorward         None                  None                   None                Over $100,000
William A. Hasler         None                  None                   None                Over $100,000
Robert G. Holmes          None                  None                   None                Over $100,000
Gerald B. Smith           $50,001 - $100,000    $50,001 - $100,000     None                Over $100,000
Donald R. Stephens        None                  None                   None                Over $100,000

    Name of Trustee                           Dollar Range of Trustee                        Aggregate Dollar Range
                                                 Ownership of the:                          of Trustee Ownership in
                                                                                                 the Family of
                                                                                              Investment Companies
                            Schwab Hedged         Schwab Core             Schwab S&P
                           Equity Fund TM        Equity Fund TM         500 Index Fund
-------------------------------------------------------------------------------------------------------------------
Michael W. Wilsey         None                  None                   Over $100,000       Over $100,000



    Name of Trustee                          Dollar Range of Trustee                       Aggregate Dollar Range
                                                Ownership of the:                         of Trustee Ownership in
                                                                                               the Family of
                                                                                            Investment Companies
                          Schwab 1000 Index(R)    Schwab Small-Cap     Schwab Total
                                  Fund                 Index           Stock Market
                                                       Fund(R)        Index Fund(R)
-------------------------------------------------------------------------------------------------------------------
Interested Trustees
Charles R. Schwab         None                   Over $100,000       Over $100,000       Over $100,000
                                                                                         Over $100,000
Randall W. Merk           None                   None                None
Independent Trustees
Mariann Byerwalter        None                   None                None                Over $100,000
Donald F. Dorward         None                   None                None                Over $100,000
William A. Hasler         None                   None                None                Over $100,000
Robert G. Holmes          None                   None                None                Over $100,000
Gerald B. Smith           None                   None                None                Over $100,000
Donald R. Stephens        None                   None                None                Over $100,000
Michael W. Wilsey         None                   None                None                Over $100,000



     Name of Trustee                          Dollar Range of Trustee                         Aggregate Dollar
                                                 Ownership of the:                            Range of Trustee
                                                                                              Ownership in the
                                                                                                 Family of
                                                                                            Investment Companies
                                  Schwab          Schwab Dividend     Schwab Small-Cap
                              International       Equity Fund TM       Equity Fund TM
                              Index Fund(R)
-------------------------------------------------------------------------------------------------------------------
   Interested Trustees

     Name of Trustee                          Dollar Range of Trustee                         Aggregate Dollar
                                                 Ownership of the:                            Range of Trustee
                                                                                              Ownership in the
                                                                                                 Family of
                                                                                            Investment Companies
                                  Schwab           Schwab Dividend      Schwab Small-Cap
                              International       Equity Fund TM      Equity Fund TM
                              Index Fund(R)
-------------------------------------------------------------------------------------------------------------------
Interested Trustees

Charles R. Schwab          Over $100,000         Over $100,000         Over $100,000       Over $100,000
Randall W. Merk            Over $100,000         None                  None                Over $100,000
Independent Trustees
Mariann Byerwalter         None                  None                  None                Over $100,000
Donald F. Dorward          None                  None                  None                Over $100,000
William A. Hasler          None                  None                  None                Over $100,000
Robert G. Holmes           None                  None                  None                Over $100,000
Gerald B. Smith            None                  None                  None                Over $100,000
Donald R. Stephens         None                  None                  None                Over $100,000
Michael W. Wilsey          None                  None                  None                Over $100,000


     Name of Trustee                        Dollar Range of Trustee                     Aggregate Dollar Range
                                               Ownership of the:                         of Trustee Ownership
                                                                                           in the Family of
                                                                                         Investment Companies
                                Schwab         Schwab Large-Cap     Schwab Premier
                             Institutional       Growth Fund          Equity Fund
                            Select S&P 500
                                 Fund
-------------------------------------------------------------------------------------------------------------------
   Interested Trustees


Charles R. Schwab          None               Over $100,000       Over $100,000        Over $100,000


Randall W. Merk            None               $10,001 - $50,000   $10,001 - $50,000    Over $100,000
Independent Trustees

     Name of Trustee                        Dollar Range of Trustee                     Aggregate Dollar Range
                                               Ownership of the:                         of Trustee Ownership
                                                                                           in the Family of
                                                                                         Investment Companies
                                Schwab         Schwab Large-Cap     Schwab Premier
                             Institutional       Growth Fund          Equity Fund
                            Select S&P 500
                                 Fund
-------------------------------------------------------------------------------------------------------------------
Interested Trustees

Mariann Byerwalter         None               None                None                 Over $100,000
Donald F. Dorward          None               None                None                 Over $100,000
                           None               $50,001 --          None                 Over $100,000
William A. Hasler                                  $100,000
Robert G. Holmes           None               None                None                 Over $100,000
Gerald B. Smith            None               None                $50,000 $100,000     Over $100,000
Donald R. Stephens         None               None                None                 Over $100,000
Michael W. Wilsey          None               None                Over $100,000        Over $100,000




    Name of Trustee                        Dollar Range of Trustee                        Aggregate Dollar
                                              Ownership of the:                           Range of Trustee
                                                                                          Ownership in the
                                                                                        Family of Investment
                                                                                             Companies
                                Schwab           Schwab              Schwab
                           MarketTrack All     MarketTrack         MarketTrack
                                Equity           Growth              Balanced
                           Portfolio TM        Portfolio TM        Portfolio TM
-------------------------------------------------------------------------------------------------------------------
  Interested Trustees
                                                                                      Over $100,000
Charles R. Schwab         Over $100,000       Over $100,000         None

Randall W. Merk           None                $10,001 - $50,000     None              Over $100,000

Independent Trustees
Mariann Byerwalter        None                None                  None              Over $100,000
Donald F. Dorward         None                None                  None              Over $100,000
William A. Hasler         None                None                  None              Over $100,000

    Name of Trustee                        Dollar Range of Trustee                        Aggregate Dollar
                                              Ownership of the:                           Range of Trustee
                                                                                          Ownership in the
                                                                                        Family of Investment
                                                                                             Companies
                               Schwab             Schwab             Schwab
                           MarketTrack All      MarketTrack        MarketTrack
                               Equity             Growth            Balanced
                            Portfolio TM        Portfolio TM       Portfolio TM
-------------------------------------------------------------------------------------------------------------------

Interested Trustees

Robert G. Holmes          None                None                  None              Over $100,000
Gerald B. Smith           None                None                  None              Over $100,000
Donald R. Stephens        None                None                  None              Over $100,000
Michael W. Wilsey         None                None                  None              Over $100,000


        Name of Trustee                 Dollar Range of Trustee               Aggregate Dollar Range of
                                           Ownership of the:               Trustee Ownership in the Family
                                                                               of Investment Companies
                              Schwab MarketTrack     Schwab
                                Conservative       Viewpoints
                                Portfolio TM          Fund
-------------------------------------------------------------------------------------------------------------------
     Interested Trustees
Charles R. Schwab               Over $100,000        None                          Over $100,000
Randall W. Merk                 None                 None                          Over $100,000
Independent Trustees
Mariann Byerwalter              None                 None                          Over $100,000
Donald F. Dorward               None                 None                          Over $100,000
William A. Hasler               None                 None                          Over $100,000
Robert G. Holmes                None                 None                          Over $100,000
Gerald B. Smith                 None                 None                          Over $100,000
Donald R. Stephens              None                 None                          Over $100,000
Michael W. Wilsey               None                 None                          Over $100,000

Name of Trustee                    Dollar Range of Trustee Ownership of the:                 Aggregate
                                                                                             Dollar Range
                                                                                             of Trustee
                                                                                             Ownership in
                                                                                             the Family of
                                                                                             Investment
                                                                                             Companies 5
                    2010 Fund     2020 Fund     2030 Fund      2040 Fund     Retirement
                                                                             Income Fund
----------------------------------------------------------------------------------------------------------
Interested
Trustees
Charles R. Schwab   None          None          None           None          Over $100,000   Over $100,000
Randall W. Merk     None          None          None           None          None            Over $100,000
Independent
Trustees
Mariann Byerwalter  None          None          None           None          None            Over $100,000
Donald F. Dorward   None          None          None           None          None            Over $100,000
William A. Hasler   None          None          None           None          None            Over $100,000
Robert G. Holmes    None          None          None           None          None            Over $100,000
Gerald B. Smith     None          None          None           None          None            Over $100,000
Donald R. Stephens  None          None          None           None          None            Over $100,000
Michael W. Wilsey   None          None          None           None          None            Over $100,000


                           DEFERRED COMPENSATION PLAN

Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of Schwab Funds(R) selected by the trustee. Currently, none of the Independent Trustees has elected to participate in this plan.

                                 CODE OF ETHICS

The funds, their investment adviser and Schwab have adopted a Code of Ethics
(Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.



---------------------------------

5 For purposes of this table, the term "Family of Investment Companies" includes The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Capital Trust, Laudus Trust and Laudus Variable Insurance Trust, which consisted of 68 funds as of December 31, 2006.

In addition, each sub-adviser has adopted a Code of Ethics and, subject to certain conditions, each sub-adviser's Code of Ethics permits directors or officers of the sub-adviser to buy or sell securities for their own account, including securities that may be purchased or held by the Viewpoint Fund. Securities transactions by some of these individuals may be subject to prior approval of the sub-adviser's chief compliance officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of February 1, 2007 the officers and trustees of the trusts, as a group owned, of record or beneficially, less than 1% of the outstanding voting securities of the funds except with respect to the Schwab Hedged Equity Fund and the Schwab Retirement Income Fund, Mr. Schwab owned 1.14% and 2.20% of each fund, respectively.



As of February 1, 2007 the following represents persons or entities that owned, of record or beneficially, more than 5% of the outstanding voting securities of any class of each fund:



SCHWAB MARKETTRACK BALANCED PORTFOLIO
Charles Schwab Trust Company                       1 Montgomery St, San Francisco, CA 94104                  17.45%

SCHWAB INTERNATIONAL INDEX FUND -- SELECT SHARES
Schwab MarketTrack All Equity Portfolio            120 Kearny Street, San Francisco, CA 94104                16.23%
Schwab MarketTrack Balanced Portfolio              120 Kearny Street, San Francisco, CA 94104                8.00%
Schwab MarketTrack Growth Portfolio                120 Kearny Street, San Francisco, CA 94104                14.66%
Charles Schwab Trust Company                       120 Kearny Street, San Francisco, CA 94104                12.18%

SCHWAB S&P 500 INDEX FUND
Charles Schwab Trust Company                       1 Montgomery Street, 7th Floor, San Francisco, CA 94104   69.37%

SCHWAB 1000 INDEX FUND
Charles Schwab Trust Company                       1 Montgomery Street, 7th Floor, San Francisco, CA 94104   8.00%

SCHWAB SMALL CAP INDEX FUND
Schwab MarketTrack All Equity Portfolio            120 Kearny Street, San Francisco, CA 94104                15.05%
Schwab MarketTrack Balanced Portfolio              120 Kearny Street, San Francisco, CA 94104                8.88%
Schwab MarketTrack Growth Portfolio                120 Kearny Street, San Francisco, CA 94104                16.50%
Charles Schwab Trust Company                       1 Montgomery Street, 7th Floor, San Francisco, CA 94104   7.61%

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO
Schwab Fund For Charitable Giving -- P Shares      101 Montgomery St, San Francisco, CA 94104                100%
Charles Schwab Trust Company                       1 Montgomery Street, 7th Floor, San Francisco, CA 94104   20.79%

SCHWAB MARKETTRACK BALANCED PORTFOLIO
Charles Schwab Trust Company                       1 Montgomery Street, 7th Floor, San Francisco, CA 94104   17.45%

SCHWAB MARKETTRACK GROWTH PORTFOLIO
Schwab Fund For Charitable Giving -- P Shares      101 Montgomery St, San Francisco, CA 94104                100%
Charles Schwab Trust Company                       1 Montgomery Street, 7th Floor, San Francisco, CA 94104   10.33%

SCHWAB INSTITUTIONAL SELECT S&P 500 FUND
Schwab MarketTrack All Equity Fund                 120 Kearny Street, San Francisco, CA 94104                9.92%
Schwab MarketTrack Growth Fund                     120 Kearny Street, San Francisco, CA 94104                7.37%
Charles Schwab Trust Company                       1 Montgomery Street, 7th Floor, San Francisco, CA 94104   27.09%

SCHWAB TOTAL STOCK MARKET FUND
Charles Schwab Trust Company                       1 Montgomery Street, 7th Floor, San Francisco, CA 94104   10.63%


                     INVESTMENT ADVISORY AND OTHER SERVICES

                       INVESTMENT ADVISER AND SUB-ADVISERS

CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the funds' investment adviser and administrator pursuant to Investment Advisory and Administration Agreements (Advisory Agreement) between it and each trust. Charles Schwab & Co., Inc. (Schwab), 101 Montgomery Street, San Francisco, CA 94104, is an affiliate of the investment adviser and is the trusts' distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chief Executive Officer, Chairman, and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.

ADVISORY AGREEMENT

The continuation of a fund's Advisory Agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval.

Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement between the Trusts and CSIM with respect to existing funds in the Trusts. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds' investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.




The Schwab Viewpoints Fund is actively managed by a team of dedicated investment professionals, led by the investment adviser, who serves as the "manager of managers," and a team of sub-advisers, each of which manages a portion of the assets of the fund. The investment adviser oversees the advisory services provided to the fund. The investment adviser also manages a portion of the fund's assets, including the fund's cash position. Pursuant to separate sub-advisory agreements, and under the supervision of the investment adviser and the fund's Board of Trustees, a number of sub-advisers are responsible for the day-to-day investment management of a discrete portion of the assets of the fund. The sub-advisers also are responsible for managing their employees who provide services to the fund. Subject to Board review, the investment adviser allocates and, when appropriate, reallocates the fund's assets among sub-advisers, monitors and evaluates sub-adviser performance, and oversees sub-adviser compliance with the fund's investment objectives, policies and restrictions.



The following are the sub-advisers for the Schwab Viewpoints Fund.



GARDNER LEWIS ASSET MANAGEMENT L.P. ("GARDNER LEWIS") serves as a sub-adviser to the Schwab Viewpoints Fund. Gardner Lewis was established as a Delaware corporation in 1990, converted to Pennsylvania limited partnership in 1994 and is controlled by W. Whitfield Gardner. Mr. Gardner, Chairman and Chief Executive Officer, and John L. Lewis, IV, President, are control persons by ownership of Gardner Lewis. Gardner Lewis' principal office is located at 285 Wilmington-West Chester Pike, Chadds Ford, PA 19317.



HARRIS ASSOCIATES L.P. ("HARRIS ASSOCIATES") serves as a sub-adviser to the Schwab Viewpoints Fund. It was established as a Delaware limited partnership in 1976 and is a wholly owned subsidiary of IXIS Asset Management U.S. Group North America, L.P. The principal office of Harris Associates is located at Two North LaSalle, Suite 500, Chicago, Illinois 60602-3790. IXIS Asset Management U.S. Group North America, L.P.'s principal office is located at 399 Boylston Street, Boston, Massachusetts 02116.



PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO") serves as a sub-adviser to the Schwab Viewpoints Fund. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz SE ("Allianz SE") is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. Allianz AG's principal office is located at Koniginstrasse, 28 D-80802, Munich, Germany. PIMCO's principal office is located at 840 Newport Center Drive, Newport Beach, California 92660.



TCW INVESTMENT MANAGEMENT COMPANY ("TCW") serves as a sub-adviser to the Schwab Viewpoints Fund. It was organized as a California based corporation in 1987. TCW is a wholly owned subsidiary of The TCW Group, Inc. Societe Generale Asset Management, S.A. ("SGAM") is the majority owner of The TCW Group, Inc. Societe Generale, S.A., a publicly held financial services firm headquartered in Paris, France, owns 100% of SGAM. TCW's and The TCW Group, Inc.'s principal offices are located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. SGAM's principal office is located at 170 place Henri Regnault -- La Defense 6, 92043 Paris-- La Defense Cedex, France. Societe Generale, S.A's principal office is located at 19, Boulevard Hausmann, 75009 Paris, France.



As described below, the investment adviser is entitled to receive from each fund, except the Target Funds, a graduated annual fee, payable monthly, for its advisory and administrative services to each fund. The table below sets forth the advisory fees paid by the funds to the investment adviser for the past three fiscal years or, if shorter, the period of the fund's operations. The figures in the "net fees paid" row represent the actual amounts paid to the investment adviser, which include the effect of any reductions due to the application of a fund's expense limitation ("expense cap"). The figures in the "gross fees reduced by" row represent the amount, if any, the advisory fees payable to the investment adviser were reduced due to the application of a fund's expense cap.



The expense cap is not intended to cover all fund expenses, and a fund's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest, taxes and the fees and expenses of pooled investment vehicles, such as ETFs, REITs, and other investment companies, that are held by the funds, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.


Fund and Advisory Fee Schedule                             2006                  2005               2004            Expense Cap*
------------------------------                             ----                  ----               ----            ------------
SCHWAB LARGE-CAP GROWTH FUND       Net fees paid:       $765,000              $16,000 1               N/A            Investor Shares
                                                                                                                        1.20%

0.87% of the fund's average
daily net assets not in excess      Gross fees          $64,000               $22,000                 N/A            Select Shares:
of $500 million; 0.85% of such     reduced by:                                                                          0.99%
net assets over $500 million
but not in excess of $1
billion; 0.83% of such net
assets over $1 billion but not
in excess of $2 billion; 0.81%
of such net assets over $2
billion


SCHWAB PREMIER EQUITY FUND         Net fees paid:      $11,827,000           $2,075,000 2             N/A            Investor Shares
                                                                                                                        1.30%

0.91% of the fund's average
daily net assets not in excess      Gross fees             $0                $1,410,000               N/A            Select Shares:
of $500 million; 0.885% of         reduced by:                                                                          1.15%
such net assets over $500
million but not in excess of
$1 billion; 0.86% of such net
assets over $1 billion



SCHWAB CORE EQUITY FUND            Net fees paid:       $3,740,000           $1,641,000           $1,069,000            0.75%

0.54% of the fund's average
daily net assets not in excess      Gross fees           $492,000             $377,000              $324,000
of $500 million, and 0.49% of      reduced by:
such net assets over $500
million.



SCHWAB DIVIDEND EQUITY FUND 3      Net fees paid:       $8,596,000           $6,415,000           $1,603,000       Investor Shares:
                                                                                                                         1.10%

0.775% of the fund's average                                                                                         Select Shares:
daily net assets not in excess                                                                                           0.95%
of $500 million; 0.77% of such       Gross fees              $0                $155,000            $1,661,000
net assets over $500 million        reduced by:
but not in excess of $1
billion; 0.76% of such net
assets over $1 billion.



----------------------------------

* Schwab and the investment manager have agreed to limit "net operating expenses" (excluding interest, taxes, and certain non-routine expenses) to the percentage shown in this column through February 27, 2008.



1 For the period from October 3, 2005 to October 31, 2005.



2 For the period from March 21, 2005 to October 31, 2005.



3 Prior to February 28, 2005, the investment adviser was entitled to receive an annual fee, payable monthly, of 0.850% of the fund's average daily net assets.


Fund and Advisory Fee Schedule                              2006                 2005               2004            Expense Cap*
------------------------------                              ----                 ----               ----            ------------
SCHWAB SMALL-CAP EQUITY FUND 1     Net fees paid:        $4,509,000           $1,151,000             $371,000       Investor Shares:

0.975% of the fund's average                                                                                              1.30%
daily net assets not in excess                                                                                       Select Shares:
of $500 million; 0.93% of such       Gross fees              $0                $130,000              $153,000             1.12%
net assets over $500 million        reduced by:
but not in excess of $1
billion; 0.91% of such net
assets over $1 billion.



SCHWAB HEDGED EQUITY FUND 2        Net fees paid:       $11,335,000           $2,197,000             $778,000     Investor Shares 3:
                                                                                                                           2.00%
1.675% of the fund's average                                                                                        Select Shares 3:
daily net assets not in excess                                                                                             1.77%
of $500 million; 1.65% of such     Gross fees              $0                $88,000                 $144,000
net assets over $500 million       reduced by:
but not in excess of $1
billion; and 1.63%) of such
net assets over $1 billion.



SCHWAB FINANCIAL SERVICES FUND     Net fees paid:         $346,000             $100,000               $68,000       Investor Shares:

0.54% of the fund's average                                                                                                1.10%
daily net assets not in excess
of $500 million; 0.515% of          Gross fees              $0                 $19,000                $39,000
such net assets over $500          reduced by:
million but not in excess of
$1 billion; and 0.49% of such
net assets over $1 billion



SCHWAB HEALTH CARE FUND            Net fees paid:        $3,020,000           $1,019,000           $215,000         Investor Shares:
                                                                                                                           1.10%
0.54% of the fund's average
daily net assets over $500          Gross fees              $0                    $0                $9,000
million but not in excess of       reduced by:
$1 billion; and 0.49% of such
net assets over $1 billion




---------------------------------



* Schwab and the investment manager have agreed to limit "net operating expenses" (excluding interest, taxes, and certain non-routine expenses) to the percentage shown in this column through February 27, 2008.



1 Prior to February 28, 2005, the investment adviser was entitled to receive an annual fee, payable monthly, of 1.05% of the fund's average daily net assets.



2 Prior to February 28, 2005, the investment adviser was entitled to receive an annual fee, payable monthly, of 1.75% of the fund's average daily net assets.



3 The expense caps for this fund also exclude expenses for dividends and interest paid on securities sold short.


Fund and Advisory Fee Schedule                              2006                 2005                2004           Expense Cap*
------------------------------                              ----                 ----                ----           ------------
SCHWAB TECHNOLOGY FUND             Net fees paid:         $382,000             $263,000            $278,000        Investor Shares:

0.54% of the fund's average                                                                                            1.10%
daily net assets not in excess      Gross fees              $0                    $0                $1,000
of $500 million; 0.515% of         reduced by:
such daily net assets over
$500 million but not in excess
of $1 billion; and 0.49% of
such net assets over $1 billion



SCHWAB S&P 500 INDEX FUND 1        Net fees paid:        $7,070,000           $9,147,000        $12,243,000       Investor Shares:

0.15% of the fund's average                                                                                            0.37%
daily net assets not in excess                                                                                       e.Shares:
of $500 million; 0.09% of such      Gross fees              $0                 $546,000          $1,591,000            0.28%
net assets over $500 million       reduced by:                                                                     Select Shares:
but not in excess of $5                                                                                                0.19%
billion; 0.08% of the Fund's
daily net assets over $5
billion but not in excess of
$10 billion; and 0.07% of such
net assets over $10 billion.



SCHWAB INSTITUTIONAL SELECT        Net fees paid:           $0                    $0                  $0               0.10%
S&P 500 FUND 2

0.15% of the fund's average
daily net assets not in excess
of $500 million; 0.09% of such
net assets over $500 million       Gross fees            $2,577,000           $1,516,000           $554,000
but not in excess of $5           reduced by:
billion; 0.08% of the Fund's
daily net assets over $5
billion but not in excess of
$10 billion; and 0.07% of such
net assets over $10 billion.




----------------------------------

* Schwab and the investment manager have agreed to limit "net operating expenses" (excluding interest, taxes, and certain non-routine expenses) to the percentage shown in this column through February 27, 2008.



1 Prior to February 28, 2005, the investment adviser was entitled to receive an annual fee, payable monthly, of 0.20% of the fund's average daily net assets not in excess of $500 million, and 0.17% of such net assets over $500 million.



2 Prior to January 1, 2007, the investment adviser was entitled to receive an annual fee, payable monthly, of 0.18% of the fund's average daily net assets not in excess of $1 billion; and 0.15% of such net assets over $1 billion.


Fund and Advisory Fee Schedule                              2006                 2005               2004            Expense Cap*
------------------------------                              ----                 ----               ----            ------------
SCHWAB 1000 INDEX FUND 1            Net fees paid:       $14,671,000          $14,690,000          $14,335,000     Investor Shares:

0.30% of the fund's average                                                                                               0.51%
daily net assets not in excess                                                                                       Select Shares:
of $500 million, 0.22% of such       Gross fees              $0                   $0                 $7,000               0.36%
net assets over $500 million        reduced by:
but not in excess of $5
billion, 0.20% of such net
assets over $5 billion but not
in excess of $10 billion and
0.18% of such net assets over
$10 billion.



SCHWAB SMALL-CAP INDEX FUND        Net fees paid:        $4,907,000           $4,909,000           $4,817,000       Investor Shares:

0.33% of the fund's average                                                                                               0.60%
daily net assets not in excess       Gross fees              $0                $24,000              $139,000         Select Shares:
of $500 million and 0.28% of        reduced by:                                                                           0.42%
such net assets over $500
million.



SCHWAB TOTAL STOCK MARKET          Net fees paid:        $3,233,000           $3,060,000           $2,739,000       Investor Shares:
INDEX FUND                                                                                                                0.58%

0.30% of the fund's average                                                                                          Select Shares:
daily net assets not in excess     Gross fees            $1,000                 $0                 $4,000                 0.39%
of $500 million; and 0.22% of     reduced by:
such net assets over $500
million.



SCHWAB INTERNATIONAL INDEX FUND    Net fees paid:        $5,829,000           $4,875,000           $4,400,000       Investor Shares:
                                                                                                                         0.69%
0.43% of the fund's average
daily net assets not in                                                                                              Select Shares:
excess of $500 million and                                                                                                 0.50%
0.38% of such net assets over       Gross fees            $212,000           $539,000          $470,000
$500 million.                      reduced by:


SCHWAB MARKET TRACK ALL EQUITY     Net fees paid:         $984,000           $889,000          $834,000            Investor Shares:
PORTFOLIO                                                                                                                 0.50%

0.44% of the fund's average
daily net assets not in excess      Gross fees           $1,196,000         $1,183,000        $1,165,000
of $500 million, and 0.39% of      reduced by:
such net assets over $500
million.




-------------------------------------


* Schwab and the investment manager have agreed to limit "net operating expenses" (excluding interest, taxes, and certain non-routine expenses) to the percentage shown in this column through February 27, 2008.



1 Prior to February 28, 2005, the investment adviser was entitled to receive an annual fee, payable monthly, of 0.30% of the fund's average daily net assets not in excess of $500 million, and 0.22% of such net assets over $500 million.

SCHWAB MARKETTRACK GROWTH          Net fees paid:        $1,475,000      $1,344,000      $1,231,000       Investor Shares:
PORTFOLIO                                                                                                       0.50%

0.44% of the fund's average                                                                               P Shares 4: 0.35%
daily net assets not in excess      Gross fees           $1,487,000      $1,482,000      $1,411,000
of $500 million, and 0.39% of      reduced by:
such net assets over $500
million.



SCHWAB MARKETTRACK BALANCED        Net fees paid:        $1,104,000      $1,091,000      $1,071,000       Investor Shares:
PORTFOLIO                                                                                                       0.50%

0.44% of the fund's average
daily net assets not in excess      Gross fees           $1,178,000      $1,252,000      $1,254,000
of $500 million, and 0.39% of      reduced by:
such net assets over $500
million.



SCHWAB MARKETTRACK                 Net fees paid:          $603,000        $588,000        $573,000        Investor Shares:
CONSERVATIVE PORTFOLIO                                                                                          0.50%

0.44% of the fund's average                                                                               P Shares 4: 0.35%
daily net assets not in excess      Gross fees             $757,000        $742,000        $720,000
of $500 million, and 0.39% of      reduced by:
such net assets over $500
million.



SCHWAB VIEWPOINTS FUND 1           Net fees paid:          $890,000        $871,000        $799,000        Investor Shares:

0.775% of the fund's average                                                                                    1.10%
daily net assets not in excess       Gross fees            $218,000        $240,000        $273,000         Select Shares:
of $500 million; 0.75% of such      reduced by:                                                                 0.95%
net assets over $500 million
but not in excess of $1
billion; and 0.725% of such
net assets over $1 billion.
The investment adviser pays        Sub-adviser fees        $640,000        $675,000        $502,000
the sub-advisers their fees          paid by the
out of this amount.                   investment
                                       adviser:







SCHWAB TARGET FUNDS

The investment adviser does not receive a fee for the services it performs for the funds. However, the investment adviser is entitled to receive an annual management fee from each of the underlying funds.


Through February 27, 2008, Schwab and the investment adviser have agreed to limit each fund's "net operating expenses" (excluding interest, taxes, and certain non-routine expenses) as shown below.


----------------------------------

* Schwab and the investment manager have agreed to limit "net operating expenses" (excluding interest, taxes, and certain non-routine expenses) to the percentage shown in this column through February 27, 2008.



1 Prior to February 28, 2005, the investment adviser was entitled to receive an annual fee, payable monthly, of 0.85% of the fund's average daily net assets.

Fund                                  Net Operating Expenses
Schwab Target 2010 Fund               0.06%
Schwab Target 2020 Fund               0.04%
Schwab Target 2030 Fund               0.03%
Schwab Target 2040 Fund               0.01%
Schwab Retirement Income Fund         0.10%



                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the funds and is the trusts' agent for the purpose of the continuous offering of the funds' shares. The funds pay for prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, shareholder ownership and account activities and distributes a fund's prospectuses, financial reports and other informational literature about a fund. Schwab maintains the office space, equipment and personnel necessary to provide these services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.


For the services performed as transfer agent under its contract with the Schwab Large-Cap Growth Fund TM, Schwab Premier Equity Fund TM, Schwab Hedged
Equity Fund TM, Schwab Dividend Equity Fund TM, Schwab Core Equity
Fund TM, Schwab Small-Cap Equity Fund TM, Schwab Financial Services
Fund TM, Schwab Health Care Fund TM, and Schwab Technology Fund TM and each of the Schwab Equity Index Funds, Schwab MarketTrack Portfolios(R) and Schwab Viewpoints Fund, Schwab is entitled to receive an annual fee, payable monthly from each fund or by each share class, in the amount of 0.05% of each fund's or share class' average daily net assets.


Schwab does not receive a fee from the Schwab Target Funds for the services it performs as transfer agent under its contract with the Schwab Target Funds.


For the services performed as shareholder services agent under its contract with the Schwab Core Equity Fund, Schwab Financial Services Fund, Schwab Health Care Fund and Schwab Technology Fund, each of the Schwab MarketTrack Portfolios -- Investor Shares and Schwab Viewpoints Fund -- Investor Shares, Schwab is entitled to receive an annual fee, payable monthly, from each fund, in the amount of 0.20% of each fund's average daily net assets.



For the services performed as shareholder services agent, Schwab is entitled to receive an annual fee, payable monthly, from the Select Shares(R) of the Schwab Viewpoints Fund, in the amount of 0.15% of the Select Shares average daily net assets.



For the services performed as shareholder services agent, Schwab is entitled to receive an annual fee, payable monthly from the P Shares of the Schwab MarketTrack Conservative and Growth

Portfolios and the Schwab Institutional Select S&P 500 Fund, in the amount of 0.05% of the fund's daily net assets.



For the services performed as shareholder services agent under its contract with the Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund(R), Schwab Total Stock Market Index Fund(R), and Schwab International Index Fund(R), Schwab is entitled to receive an annual fee, payable monthly from each share class of each fund, in the amount of 0.20% of Investor Shares', 0.05% of Select Shares' and 0.05% of e.Shares'(R) average daily net assets.


For the services performed as shareholder services agent under its contract with the Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Premier Equity Fund, Schwab Hedged Equity Fund and Schwab Dividend Equity Fund, Schwab is entitled to receive an annual fee, payable monthly from each share class of each fund, in the amount of 0.20% of Investor Shares' and 0.05% of Select Shares'(R) average daily net assets.

Schwab does not receive a fee for the services it performs as shareholder services agent under its contract with the Schwab Target Funds.

                         CUSTODIANS AND FUND ACCOUNTANTS


Brown Brothers Harriman & Co., 40 Water Street, Boston, MA, 02109 serves as custodian for the following funds:


Schwab Large-Cap Equity Fund
Schwab Dividend Equity Fund
Schwab Small-Cap Equity Fund
Schwab Financial Services Fund
Schwab Health Care Fund
Schwab Technology Fund
Schwab S&P 500 Index Fund
Schwab Small-Cap Index Fund
Schwab Total Stock Market Index Fund
Schwab International Index Fund
Schwab Institutional Select S&P 500 Fund
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Schwab Target 2010 Fund
Schwab Target 2020 Fund
Schwab Target 2030 Fund
Schwab Target 2040 Fund
Schwab Retirement Income Fund


State Street Bank and Trust Company, One Lincoln Street, Boston, MA, 02111, serves as custodian for the following funds: Schwab Premier Equity Fund, Schwab Core Equity Fund, Schwab Hedged Equity, Fund, Schwab 1000 Fund, and Schwab Viewpoints Fund. State Street Bank and Trust Company also serves as fund accountant for all funds.


The custodians are responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountant maintains all books and records related to the funds' transactions.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The funds' independent registered public accounting firm, PricewaterhouseCoopers, LLP, audit and report on the annual financial statements of the funds and review certain regulatory reports and the funds' federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trusts engage them to do so. Their address is 3 Embarcadero Center, San Francisco, CA 94111. The funds' audited financial statements from the funds' annual reports for the fiscal year ended October 31, 2006, are incorporated by reference into this SAI.


                                  LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

                                 OTHER SERVICES


With respect to the Schwab Large-Cap Growth Fund, Schwab Premier Equity Fund TM, Schwab Dividend Equity Fund TM, Schwab Small-Cap Equity Fund TM, Schwab Hedged Equity Fund TM, Schwab Core Equity Fund TM, Schwab Financial Services Fund TM, Schwab Health Care Fund TM, Schwab Technology Fund TM, and Schwab Viewpoints Fund, Schwab provides the investment adviser with quantitative analyses of the relative attractiveness of stocks in which these funds might invest. These funds are designed to harness the power of the Schwab Equity Ratings TM, which evaluates stocks on the basis of a wide variety of investment criteria from four broad categories: fundamentals, valuation, momentum and risk. Specifically with regard to the Schwab Hedged Equity Fund, the fund purchases from among Schwab's higher rated stocks and short stocks from among Schwab's lower rated stocks. Pursuant to an agreement between the investment adviser and Schwab, the investment adviser pays Schwab a fixed annual fee for these services.


                               PORTFOLIO MANAGERS


OTHER ACCOUNTS. Each portfolio manager (collectively referred to as the "Portfolio Managers") is responsible for the day-to-day management of certain accounts, as listed below. The accounts listed below are not subject to a performance-based advisory fee. The information below is provided as of October 31, 2006.



                   REGISTERED INVESTMENT COMPANIES
                   (THIS AMOUNT INCLUDES THE FUNDS
                   IN THIS STATEMENT OF ADDITIONAL       OTHER POOLED
                             INFORMATION)              INVESTMENT VEHICLES         OTHER ACCOUNTS

                   NUMBER OF                           NUMBER OF    TOTAL    NUMBER OF
      NAME         ACCOUNTS           TOTAL ASSETS     ACCOUNTS     ASSETS   ACCOUNTS      TOTAL ASSETS
--------------------------------------------------------------------------------------------------------
Jeff Mortimer            31         $ 35,456,512,241       0          --       5,764      $1,134,717,574
Larry Mano               17         $ 27,981,445,915       0          --       5,764      $1,134,717,574
Vivienne Hsu              9         $  6,959,737,795       0          --       5,764      $1,134,717,574
Tom Brown                15         $ 20,159,794,548       0          --           0                  --
Caroline Lee              4         $  2,341,299,223       0          --           0                  --
Paul Davis                9         $  6,959,737,795       0          --       5,764      $1,134,717,574
Kim Daifotis             35         $140,496,147,134       0          --          55      $   39,663,378
Matthew Hastings          5         $ 12,833,495,996       0          --          55      $   39,663,378
Steven Hung               5         $ 12,833,495,996       0          --          55      $   39,663,378
Andrew Tikofsky           5         $ 12,833,495,996       0          --          55      $   39,663,378



CONFLICTS OF INTEREST. A Portfolio Manager's management of other accounts may give rise to potential conflicts of interest in connection with its management of a fund's investments, on the one hand, and the investments of the other accounts, on the other. These other accounts include separate accounts and other mutual funds advised by CSIM (collectively, the "Other Managed Accounts"). The Other Managed Accounts might have similar investment objectives as a fund, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by a fund. While the Portfolio Managers' management of Other Managed Accounts may give rise to the potential conflicts of interest listed below, CSIM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material,

CSIM believes it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.

KNOWLEDGE OF THE TIMING AND SIZE OF FUND TRADES. A potential conflict of interest may arise as a result of the Portfolio Managers' day-to-day management of a fund. Because of their positions with a fund, the Portfolio Managers know the size, timing, and possible market impact of fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of the Other Managed Accounts they manage and to the possible detriment of a fund. However, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Moreover, with respect to index funds, which seek to track their benchmark index, much of this information is publicly available. When it is determined to be in the best interest of both accounts, the Portfolio Managers may aggregate trade orders for the Other Managed Accounts, excluding Schwab Personal Portfolio Managed Accounts, with those of a fund. All aggregated orders are subject to CSIM's aggregation and allocation policy and procedures, which provide, among other things, that (i) a Portfolio Manager will not aggregate orders unless he or she believes such aggregation is consistent with his or her duty to seek best execution; (ii) no account will be favored over any other account; (iii) each account that participates in an aggregated order will participate at the average security price with all transaction costs shared on a pro-rata basis; and (iv) if the aggregated order cannot be executed in full, the partial execution is allocated pro-rata among the participating accounts in accordance with the size of each account's order.

INVESTMENT OPPORTUNITIES. A potential conflict of interest may arise as a result of the Portfolio Managers' management of a fund and Other Managed Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Managed Accounts over a fund, which conflict of interest may be exacerbated to the extent that CSIM or the Portfolio Managers receive, or expect to receive, greater compensation from their management of the Other Managed Accounts than the fund. Notwithstanding this theoretical conflict of interest, it is CSIM's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the Portfolio Managers may buy for an Other Managed Account securities that differ in identity or quantity from securities bought for a fund or refrain from purchasing securities for an Other Managed Account that they are otherwise buying for a fund in an effort to outperform its specific benchmark, such an approach might not be suitable for a fund given its investment objectives and related restrictions.

COMPENSATION. Charles Schwab & Co., the trust's distributor, compensates each CSIM Portfolio Manager for his or her management of the funds. Each Portfolio Manager's compensation consists of a fixed annual ("base") salary and a discretionary bonus. The base salary is determined considering compensation payable for a similar position across the investment management industry and an evaluation of the individual Portfolio Manager's overall performance such as the portfolio manager's contribution to the firm's overall investment process, being good corporate citizens, and contributions to the firm's asset growth and business relationships. The discretionary bonus is determined in accordance with the CSIM Portfolio Management Incentive Plan (the "Plan"), which is designed to reward consistent and superior investment performance relative to established benchmarks and/or industry peer groups. The Plan is an annual incentive plan that provides quarterly advances at management's discretion based on their determination of whether funds are available under the Plan as well as factors such as the portfolio manager's contribution to the firm's overall investment process, being good corporate citizens, and contribution to the firm's asset growth and business relationships.

The Plan consists of two independent funding components: 75% of the funding is based on fund investment performance and 25% of the funding is based on Schwab's corporate performance. Funding from these two components is pooled into two separate incentive pools (one for Fixed Income portfolio managers and the second for Equity portfolio managers) and then allocated to the plan participants by CSIM senior management. This allocation takes into account fund performance as well as the portfolio manager's leadership, teamwork, and contribution to CSIM goals and objectives.

-    Fund Investment Performance

     Funding into this Plan component is determined by fund performance relative to a Lipper Category or an established industry peer group. Peer groups are determined by the CSIM Peer Group Committee and are reviewed on a regular basis.

     - For all funds except index and money market funds: A fund's investment performance ranking relative to its peer group or respective Lipper Category ("fund ranking") is determined based on its 1-year and 3-year pre-tax return before expenses. In determining a fund ranking, 75% of the weighting is based on the 3-year pre-tax performance and 25% is based on the 1-year pre-tax performance. The 1-year and 3-year performance numbers are calculated based on a calendar year.

     - For money market and index funds: A money market fund's investment performance ranking ("fund ranking") is determined by its gross yield (i.e., yield before expenses) relative to its iMoney Net category on a calendar year-to-date basis. An index fund's investment performance ranking ("fund ranking") is determined by the fund's tracking error (deviation from the benchmark) relative to its peer group on a calendar year-to-date basis.

     A composite rating for each Portfolio Manager is then determined, based on a weighted average of all of their individual funds' rankings. The specific weight given to a fund in that calculation is determined by CSIM's senior management.

-    Schwab Corporate Performance

     Funding into this Plan component is determined by Schwab corporate performance which is based on two financial performance measures: (1) year-to-date net revenue growth; and (2) Schwab's profit margin. The actual amount of funding into the Plan is discretionary and is determined by Schwab's senior management following the end of each quarter.

The Portfolio Managers' compensation is not based on the value of the assets held in a fund's portfolio.


OWNERSHIP OF FUND SHARES. The following table shows the dollar amount range of the Portfolio Managers' "beneficial ownership" of shares of the funds they manage as of October 31, 2006. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.



PORTFOLIO MANAGER        FUND                                             DOLLAR RANGE OF FUND
                                                                          SHARES OWNED
Jeff Mortimer            Schwab Premier Equity Fund                       $100,001 -- $500,000
                         Schwab Health Care Fund                          $10,001 -- $50,000
                         Schwab Hedged Equity Fund                        $50,001 -- $100,000
                         Schwab Small Cap Equity Fund                     $50,001 -- $100,000
                         Schwab Technology Fund                           $50,001 -- $100,000

                         Schwab Viewpoints Fund                           $100,001 -- $500,000
                         Schwab Large-Cap Growth Fund                     None
                         Schwab Core Equity Fund                          None
                         Schwab Financial Services Fund                   None
                         Schwab Health Care Fund                          None
                         Schwab Equity Index Funds                        None
                         Schwab MarketTrack Portfolios                    None
                         Schwab Target Funds                              None

Caroline Lee             Schwab Target Funds                              None
                         Schwab Viewpoints Fund                           None

Larry Mano               Schwab 1000 Index Fund                           $10,001 -- $50,000
                         Schwab S&P 500 Index Fund                        None
                         Schwab Institutional Select(R) 500 Fund          None
                         Schwab Small-Cap Index Fund                      None
                         Schwab Total Stock Market Index Fund             None
                         Schwab International Index Fund                  None
                         Schwab Viewpoints Fund                           None
                         Schwab Active Equity Funds                       None

Vivienne Hsu             Schwab Health Care Fund                          $10,001 -- $50,000
                         Schwab Hedged Equity Fund                        $10,001 -- $50,000
                         Schwab Premier Equity Fund                       $10,001 -- $50,000
                         Schwab Large Cap Growth Fund                     None
                         Schwab Core Equity Fund                          None
                         Schwab Dividend Equity Fund                      None
                         Schwab Small-Cap Equity Fund                     None
                         Schwab Financial Services Fund                   None
                         Schwab Technology Fund                           None
                         Schwab Viewpoints Fund                           None

Tom Brown                Schwab MarketTrack Portfolios                    None
                         Schwab Target Funds                              None
                         Schwab Equity Index Funds                        None

Kimon Daifotis           Schwab Target Funds                              None

Steven Hung              Schwab MarketTrack Portfolios                    None

Matthew Hastings         Schwab MarketTrack Portfolios                    None

Paul Alan Davis          Schwab Hedged Equity Fund                        $1 -- $10,001
                         Schwab Premier Equity Fund                       $10,001 -- $50,000
                         Schwab Large-Cap Growth Fund                     None
                         Schwab Core Equity Fund                          None
                         Schwab Dividend Equity Fund                      None
                         Schwab Small-Cap Equity Fund                     None
                         Schwab Financial Services Fund                   None
                         Schwab Health Care Fund                          None
                         Schwab Technology Fund                           None
                         Schwab Viewpoints Fund                           None

Andy Tikofsky            Schwab MarketTrack Portfolios                    None


                    SUB-ADVISER PORTFOLIO MANAGER DISCLOSURE



GARDNER LEWIS ASSET MANAGEMENT L.P. ("GARDNER LEWIS") SUB-ADVISES THE SCHWAB VIEWPOINTS FUND (THE "FUND").



OTHER ACCOUNTS. In addition to the Fund, the portfolio managers (working as a team) are responsible for the day-to-day management of certain other accounts as listed below. The information below is provided as of October 31, 2006.



                        REGISTERED INVESTMENT
                              COMPANIES
                      (THIS AMOUNT INCLUDES THE
                       SCHWAB VIEWPOINTS FUND)       OTHER POOLED INVESTMENT VEHICLES           OTHER ACCOUNTS

                     NUMBER OF                         NUMBER OF                       NUMBER OF
      NAME           ACCOUNTS      TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS     ACCOUNTS      TOTAL ASSETS
--------------------------------------------------------------------------------------------------------------------
W. Whitfield             6         $875,456,327            5           $153,101,026      2,471       $7,812,834,077
Gardner & John L.
Lewis, IV



Accounts where compensation is based upon account performance:



                        REGISTERED INVESTMENT       OTHER POOLED INVESTMENT VEHICLES           OTHER ACCOUNTS
                              COMPANIES

                     NUMBER OF                        NUMBER OF                          NUMBER OF
       NAME          ACCOUNTS      TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS
-------------------------------------------------------------------------------------------------------------------
W. Whitfield             0               0                4           $151,155,185           6          $67,991,906
Gardner & John L.
Lewis, IV




CONFLICTS OF INTEREST. Mr. Gardner's and Mr. Lewis's management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include foundation, endowment, corporate pension, mutual fund and other pooled investment vehicles (collectively, the "Other Accounts"). The Other Accounts might have similar investment objectives as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Gardner Lewis does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Gardner Lewis believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.



Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing, and possible market impact of the Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, Gardner Lewis has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.



Investment Opportunities. Gardner Lewis provides investment supervisory services for a number of investment products that have varying investment guidelines. The same portfolio management team works across all investment products. For some of these investment strategies, Gardner Lewis may be compensated based on the profitability of the account. These incentive compensation structures may create a conflict of interest for Gardner Lewis with regard to other client accounts where the Gardner Lewis is paid based on a percentage of assets in that Gardner Lewis may have an incentive to allocate the investment ideas that it believes might be the most profitable to the client accounts where they might share in investment gains. Gardner Lewis has implemented policies and procedures in an attempt to ensure that investment opportunities are allocated in a manner that is fair and appropriate to the various investment strategies based on the firm's investment strategy guidelines and individual client investment guidelines. When an investment opportunity is deemed appropriate for more than one strategy, allocations are generally made on a pro-rata basis.



COMPENSATION. The portfolio managers are principals of Gardner Lewis and their compensation varies with the general success of Gardner Lewis as a firm. Each portfolio manager's compensation consists of a fixed annual salary, plus additional remuneration based on the overall profitability of Gardner Lewis for the given time period. The portfolio managers' compensation is not linked to any specific factors, such as the Fund's performance or asset level.



OWNERSHIP OF FUND SHARES. As of October 31, 2006, the portfolio managers did not beneficially own any shares of the Fund.



HARRIS ASSOCIATES L.P. ("HARRIS ASSOCIATES") SUB-ADVISES THE SCHWAB VIEWPOINTS FUND (THE "FUND").



OTHER ACCOUNTS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below, as of October 31, 2006. There are no accounts with respect to which the advisory fee is based on the performance of the account.



                        REGISTERED INVESTMENT
                              COMPANIES               OTHER POOLED INVESTMENT VEHICLES           OTHER ACCOUNTS

                    NUMBER OF                         NUMBER OF                         NUMBER OF
       NAME         ACCOUNTS      TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS      ACCOUNTS       TOTAL ASSETS
---------------------------------------------------------------------------------------------------------------------
David G. Herro         8        $13,204,023,719           2          $1,869,847,947        14         $3,377,464,445
Chad M. Clark          4         $2,655,700,620           2          $1,816,656,622        11         $2,928,418,300

MATERIAL CONFLICTS OF INTEREST. Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, Harris Associates makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Funds, based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is Harris Associates' policy to allocate investment opportunities to each account, including the Funds, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Funds, will generally participate on a pro rata basis.



Harris Associates has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.



COMPENSATION. David G. Herro and Chad M. Clark are portfolio managers of the Schwab Viewpoints Fund. The Fund's portfolio managers are compensated solely by Harris Associates L.P. (the "Firm"), a subadviser. Compensation for each of the portfolio managers is based on the Firm's assessment of the individual's long-term contribution to the investment success of the firm and is structured as follows:



         (1) Base salary. The base salary is a fixed amount, and each portfolio manager receives the same base salary.



         (2) Participation in a discretionary bonus pool. A discretionary bonus pool for each of the Firm's domestic and international investment groups is divided among the senior level employees of each group and is paid out annually.



         (3) Participation in a long-term compensation plan that provides current compensation to certain key employees of the Firm and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and pay out over a period of time.



The determination of the amount of each portfolio manager's participation in the discretionary bonus pool and the compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual's contribution to the overall investment results of the Firm's domestic or international investment group, whether as a portfolio manager, a research analyst, or both.



The quantitative factors considered in evaluating the contribution of portfolio managers include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers' compensation is not based solely on an evaluation of the performance of the funds or the amount of fund assets. Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more of the following benchmarks: S&P500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40

S&P/Lehman (60% S&P500 and 40% Lehman Bond Index), Morgan Stanley Capital International World ex U.S. Index, and the Firm's approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over one and three-year periods and on a pre-tax and after-tax basis to the extent such information is available.



If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to the Firm in that role. Mr. Herro and Mr. Clark also serve as research analysts. The specific quantitative and qualitative factors considered in evaluating a research analyst's contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst's investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. In addition, an individual's other contributions to the Firm, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.



OWNERSHIP OF FUND SHARES. As of the end of the Fund's most recently completed fiscal year, no portfolio manager beneficially owned any of the Fund's shares.




PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO") SUB-ADVISES THE SCHWAB VIEWPOINTS FUND (THE "FUND").



OTHER ACCOUNTS. The portfolio manager is responsible for the day-to-day management of certain accounts, as listed below. The information below is provided as of October 31, 2006.



                     REGISTERED INVESTMENT COMPANIES
                     (THIS AMOUNT INCLUDES THE FUNDS)      OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS

                       NUMBER OF                           NUMBER OF                          NUMBER OF
       NAME             ACCOUNTS        TOTAL ASSETS       ACCOUNTS        TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS
--------------------------------------------------------------------------------------------------------------------------
Chris Dialynas             9             $3,099.41            16            $7,272.65             93           $40,101.12




Accounts where compensation is based upon account performance:



                     REGISTERED INVESTMENT COMPANIES
                     (THIS AMOUNT INCLUDES THE FUND)     OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS

                       NUMBER OF                           NUMBER OF                          NUMBER OF
       NAME             ACCOUNTS        TOTAL ASSETS       ACCOUNTS        TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS
---------------------------------------------------------------------------------------------------------------------------
Chris Dialynas             0                 0                 0                0                 10           $3,171.56



CONFLICTS OF INTEREST. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.



Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.



Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.



Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.



Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.



PORTFOLIO MANAGER COMPENSATION. PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.



Salary and Bonus. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.



In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:



     - 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager and relative to applicable industry peer groups;



     - Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;



     -    Amount and nature of assets managed by the portfolio manager;



     - Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);



     - Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;



     - Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;



     -    Contributions to asset retention, gathering and client satisfaction;



     -    Contributions to mentoring, coaching and/or supervising; and



     -    Personal growth and skills added.



A portfolio manager's compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.



Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.



Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.



Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.



Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.



From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.



Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.



OWNERSHIP OF FUND SHARES. As of October 31, 2006, the portfolio manager did not beneficially own any share of the Fund.



TCW INVESTMENT MANAGEMENT COMPANY ("TCW") SUB-ADVISES THE SCHWAB VIEWPOINTS FUND (THE "FUND").



OTHER ACCOUNTS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below (data shown below is as of October 31, 2006).



                           REGISTERED INVESTMENT COMPANIES
                              (THIS AMOUNT INCLUDES THE         OTHER POOLED INVESTMENT
                               SCHWAB VIEWPOINTS FUND)                 VEHICLES                    OTHER ACCOUNTS

                            NUMBER OF                        NUMBER OF                        NUMBER OF
         NAME               ACCOUNTS       TOTAL ASSETS       ACCOUNTS     TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS
--------------------------------------------------------------------------------------------------------------------------
Diane Jaffee                    7            $4,492.7            11          $5,912.1             81            $7,303.9
Matthew Spahn                   1            $  637.5             0                 0              0                   0

Accounts where compensation is based upon account performance:



                                                                OTHER POOLED INVESTMENT
                            REGISTERED INVESTMENT COMPANIES             VEHICLES                     OTHER ACCOUNTS

                            NUMBER OF                        NUMBER OF                        NUMBER OF
         NAME               ACCOUNTS       TOTAL ASSETS       ACCOUNTS     TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS
--------------------------------------------------------------------------------------------------------------------------
Diane Jaffee                    0                0               6           $5,559.2             1              $580.4
Matthew Spahn                   0                0               0                  0             0                   0



CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or TCW has a greater financial incentive, such as a performance fee account or where an account or fund managed by a portfolio manager has a higher fee sharing arrangement than the portfolio manager's fee sharing percentage with respect to the Fund. TCW has adopted policies and procedures reasonably designed to address these types of conflicts and TCW believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Fund.



COMPENSATION. Portfolio managers of TCW are compensated through a combination of base salary, profit sharing based compensation ("profit sharing") and equity incentive participation in TCW's immediate parent, The TCW Group, Inc. and/or ultimate parent, Societe Generale ("equity incentives"). Profit sharing and equity incentives generally represent most of the portfolio managers' compensation.



Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. While it may be determined on a gross basis, without the deduction of expenses, in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate the portfolio managers for management of the Fund is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for TCW and its affiliates under The TCW Group (collectively, "TCW"), with limited exceptions involving grandfathered accounts, firm capital of TCW or accounts sourced through a distinct distribution channel. In general, portfolio managers do not receive discretionary bonuses.



In many cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite, net of fees and expenses, to that of a benchmark. The benchmark varies from strategy to strategy but, within a given strategy, it applies to all accounts, including the Funds. The measurement of performance can be based on single year or multiple year metrics, or a combination thereof.



Certain accounts of TCW have a performance fee in addition to or in lieu of a flat asset-based fee. These performance fees can be (a) asset-based fees, the percentage of which is tied to the performance of the account relative to a benchmark or (b) a percentage of the net gains of the account over a threshold gain tied to a benchmark. For these accounts, the portfolio managers' profit sharing compensation will apply to such performance fees. The profit sharing percentage in the case of performance fees is generally the same as it is for the profit sharing compensation applicable to the Fund; however, in the case of certain alternative investment products managed by a portfolio manager, the profit sharing percentage may be higher.



All portfolio managers participate in equity incentives providing benefits for performance of TCW and its affiliates, through stock ownership or participation and is in stock option or stock appreciation plans of TCW and/or Societe Generale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW's annual financial performance as a whole. TCW portfolio managers also participate in Societe Generale's Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met. Some portfolio managers are stockholders of TCW and/or Societe Generale, as well.



Certain portfolio managers also participate in compensation plans that are allocated a portion of management fees, incentive fees or performance fees payable to TCW in its products, including those not managed by the portfolio managers. Portfolio managers may also participate in deferred compensation programs, the value of which is tied to their tenure at TCW and is payable upon the reaching of certain time-based milestones.



OWNERSHIP OF FUND SHARES. The TCW Code of Ethics prohibits TCW employees from purchasing or otherwise acquiring shares of any third party mutual fund advised or sub-advised by TCW. As a result, the portfolio managers do not own any shares of the Funds.



                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER


For reporting purposes, a fund's portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded. Short positions that the Schwab Hedged Equity Fund intends to maintain for more than one year are included in the purchases and sales.


A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.

Typically, funds with high turnover (such as 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.

A fund's portfolio turnover rate is in the financial highlights table in its prospectus.


The turnover rate for the Schwab Large-Cap Growth Fund, Schwab Premier Equity Fund TM, Schwab Dividend Equity Fund TM, Schwab Small-Cap Equity Fund,
Schwab Hedged Equity Fund TM, Schwab Core Equity Fund TM, Schwab Financial Services Fund TM, Schwab Health Care Fund TM Schwab Technology Fund TM and Schwab Viewpoints Fund is largely driven by the quantitative techniques used to help the funds construct their investment portfolio.


                          PORTFOLIO HOLDINGS DISCLOSURE

The funds' Board of Trustees has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds' portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the funds' shareholders, on the one hand, and those of the funds' investment adviser, principal underwriter or any affiliated person of the funds, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the president of the funds to authorize the release of the funds' portfolio holdings, as necessary, in conformity with the foregoing principles.

The Board exercises on-going oversight of the disclosure of fund portfolio holdings by overseeing the implementation and enforcement of the fund's policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters. The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided "early disclosure" (as defined below) of the fund's portfolio holdings information.


A complete list of each fund's portfolio holdings is published on the Schwab Funds website at www.Schwab.com/Schwabfunds, under "Prospectuses and Reports", typically 60-80 days after the end of each fund's fiscal quarter. The portfolio holdings information available on the Schwab Funds' website is the same that is filed with the Securities and Exchange Commission on Form N-Q or Form N-CSR. In addition, each fund's top ten holdings list is posted on the Schwab Funds website monthly, typically with a 10-day lag. In addition to the top ten holdings information, the fund also provides on the website monthly information regarding certain attributes of a portfolio investment holdings such as a portfolio's sector weightings, composition, credit quality and duration and maturity as applicable. The information on the website is publicly available to all categories of persons.


Each fund may disclose portfolio holdings information to certain persons and entities prior to and more frequently than the public disclosure of such information ("early disclosure"). The president may authorize early disclosure of portfolio holdings information to such parties at differing times and/or with different lag times provided that (a) the president of the funds determines that the disclosure is in the best interests of the funds and that there are no conflicts of interest between the fund's shareholders and fund's adviser and distributor; and (b) the recipient is, either by contractual agreement or otherwise by law, required to maintain the confidentiality of the information.




In addition, the funds' service providers including, without limitation, the investment adviser, investment sub-advisers, distributor, the custodian, fund accountant, transfer agent, auditor, proxy voting service provider, pricing information venders, publisher, printer and mailing agent may receive early disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the funds. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information whether imposed by the provisions of the service provider's contract with the trust or by the nature of its relationship with the trust.


The funds' policies and procedures prohibit the funds, the funds' investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.

                             PORTFOLIO TRANSACTIONS

The investment adviser and sub-advisers make decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. The investment adviser and sub-advisers are responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which the funds may invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of dealer spreads and brokerage commissions.



The investment adviser and sub-advisers seek to obtain the best execution for the funds' portfolio transactions. The investment adviser or the sub-advisers may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; ability to facilitate short selling; provision of additional brokerage or research services or products; whether a broker guarantees that a fund will receive, on aggregate, prices at least as favorable as the closing prices on a given day when adherence to "market-on-close" pricing aligns with fund objectives; or whether a broker guarantees that a fund will receive the volume-weighted average price (VWAP) for a security for a given trading day (or portion thereof) when the investment adviser or the sub-advisors believe that VWAP execution is in a fund's best interest. In addition, the investment adviser and the sub-advisers have incentive sharing arrangements with certain unaffiliated brokers who guarantee market-on-close pricing: on a day when such a broker executes transactions at prices better, on aggregate, than market-on-close prices, that broker may receive, in addition to his or her standard commission, a portion of the net difference between the actual execution prices and corresponding market-on-close prices for that day.



The investment adviser and sub-advisers may cause a fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser or a sub-adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser and sub-adviser may receive brokerage and research services or products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment adviser or the sub-advisers may use research services furnished by brokers or dealers in servicing all fund accounts, and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.




The investment adviser or a sub-adviser may receive a service from a broker or dealer that has both a "research" and a "non-research" use. When this occurs, the investment adviser or a sub-adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with fund commissions or spreads, while the investment adviser or a sub-adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser or a sub-adviser faces a potential conflict of interest, but the investment adviser and sub-advisers believe that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.




The investment adviser and sub-advisers may purchase for funds, new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser or sub-advisers with research services, in accordance with applicable rules and regulations permitting these types of arrangements. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).




The investment adviser and sub-advisers may place orders directly with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable funds to trade directly with other institutional holders. At times, this may allow funds to trade larger blocks than would be possible trading through a single market maker.





The investment adviser and sub-advisers may aggregate securities sales or purchases among two or more funds. The investment adviser and sub-advisers will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for each affected fund and is consistent with the terms of the investment advisory agreement for such fund. In any single transaction in which purchases and/or sales of securities of any issuer for the account of a fund are aggregated with other accounts managed by the investment adviser and sub-advisers, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the fund.




In determining when and to what extent to use Schwab or any other affiliated broker-dealer (including affiliates of the sub-advisers) as its broker for executing orders for the funds on securities exchanges, the investment adviser and the sub-advisers follow procedures, adopted by the funds' Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.




                                  PROXY VOTING




The Boards of Trustees of the Trusts have delegated the responsibility for voting proxies to CSIM through their Advisory Agreements. The Trustees have adopted CSIM's Proxy Voting Policy and Procedures with respect to proxies voted on behalf of the various Schwab Funds portfolios. A description of CSIM's Proxy Voting Policy and Procedures is included in Appendix B.

The Trusts are required to disclose annually a fund's complete proxy voting record on Form N-PX. A fund's proxy voting record for the most recent 12 month period ended June 30th is available by visiting the Schwab website at www.schwab.com/schwabfunds. A fund's Form N-PX will also be available on the SEC's website ate www.sec.gov.


                              BROKERAGE COMMISSIONS


For each of the last three fiscal years, the funds paid the following brokerage commissions.






---------------------------- -------------------------- -------------------------- --------------------------
                                       2006                       2005                       2004
           FUNDS
---------------------------- -------------------------- -------------------------- --------------------------
SCHWAB ACTIVE
EQUITY FUNDS
---------------------------- -------------------------- -------------------------- --------------------------
Schwab Large-Cap Growth               $63,967                    $9,769 1                     $0
Fund TM
---------------------------- -------------------------- -------------------------- --------------------------
Schwab Premier Equity               $1,123,588                 $482,178 2                     $0
Fund TM
---------------------------- -------------------------- -------------------------- --------------------------
Schwab Core Equity                   $433,058                   $228,044                   $165,304
Fund TM
---------------------------- -------------------------- -------------------------- --------------------------
Schwab Dividend Equity               $383,190                   $267,583                   $198,237
Fund TM
---------------------------- -------------------------- -------------------------- --------------------------
Schwab Small-Cap Equity              $827,118 3                 $248,571                   $102,431
Fund TM
---------------------------- -------------------------- -------------------------- --------------------------
Schwab Hedged Equity               $1,582,435 3                 $407,687                    $63,395
Fund TM
---------------------------- -------------------------- -------------------------- --------------------------
Schwab Financial Services             $34,913                    $12,196                    $10,684
Fund TM
---------------------------- -------------------------- -------------------------- --------------------------
Schwab Health Care                   $428,937 3                 $164,489                    $73,426
Fund TM
---------------------------- -------------------------- -------------------------- --------------------------
Schwab Technology                    $102,185                    $55,721                   $102,339
Fund TM
---------------------------- -------------------------- -------------------------- --------------------------
SCHWAB EQUITY INDEX
FUNDS
---------------------------- -------------------------- -------------------------- --------------------------
Schwab S&P 500 Index Fund            $300,045                   $256,330                   $193,566
---------------------------- -------------------------- -------------------------- --------------------------
Schwab Institutional                  $74,085                    $53,777                    $15,981
Select S&P 500 Fund
---------------------------- -------------------------- -------------------------- --------------------------
Schwab 1000 Index(R) Fund             $264,761                   $199,910                   $179,770
---------------------------- -------------------------- -------------------------- --------------------------
Schwab Small-Cap Index Fund          $443,779                   $508,087                  $1,192,916
---------------------------- -------------------------- -------------------------- --------------------------
Schwab Total Stock Market             $25,530                    $20,027                    $66,744
Index Fund
---------------------------- -------------------------- -------------------------- --------------------------
Schwab International Index           $153,538                    $97,795                    $51,547
Fund
---------------------------- -------------------------- -------------------------- --------------------------



--------

1 For the period from August 9, 2005 to October 31, 2005.




2 for the period between March 21, 2005 and October 31, 2005



3 The dollar amount of brokerage commissions paid by the fund in fiscal year
  2006 was greater than in fiscal years 2004 and 2005 primarily due to a significant increase in the fund's assets.

---------------------------- -------------------------- -------------------------- --------------------------
SCHWAB MARKETTRACK
PORTFOLIOS(R)
---------------------------- -------------------------- -------------------------- --------------------------
All Equity Portfolio                    $0                         $0                         $0
---------------------------- -------------------------- -------------------------- --------------------------
Growth Portfolio                       $859                      $2,465                      $449
---------------------------- -------------------------- -------------------------- --------------------------
Balanced Portfolio                     $580                      $4,512                      $297
---------------------------- -------------------------- -------------------------- --------------------------
Conservative Portfolio                 $130                       $302                       $101
---------------------------- -------------------------- -------------------------- --------------------------
SCHWAB TARGET FUNDS                     $0                         $0                         $0
---------------------------- -------------------------- -------------------------- --------------------------
Schwab Viewpoints Fund TM            $234,063                   $317,837                   $198,118
---------------------------- -------------------------- -------------------------- --------------------------




                             REGULAR BROKER-DEALERS


A fund's regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund's shares. During the fiscal year ended October 31, 2006, the following funds purchased securities issued by the following regular broker-dealers:



FINANCIAL SERVICES FOCUS FUND
                                                                                       VALUE OF FUND'S HOLDINGS AS OF
               Regular Broker-Dealer                                                          OCTOBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
JP Morgan Chase & Co.                                                                           $ 4,630,000
State Street Bank & Trust                                                                       $ 2,627,000
Investment Technology Group                                                                     $ 2,265,000
Merrill Lynch & Co.                                                                             $ 1,879,000
CitiGroup Global Markets                                                                        $ 1,239,000
Morgan Stanley                                                                                    $ 191,000



SCHWAB MARKETTRACK GROWTH PORTFOLIO
                                                                                       VALUE OF FUND'S HOLDINGS AS OF
               Regular Broker-Dealer                                                          OCTOBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
JP Morgan Chase & Co.                                                                           $ 1,656,000
Morgan Stanley                                                                                    $ 833,000
Goldman Sachs & Co.                                                                               $ 831,000
Merrill Lynch & Co.                                                                               $ 822,000
Lehman Brothers Inc.                                                                              $ 405,000
State Street Bank & Trust                                                                         $ 212,000
Charles Schwab & Co., Inc.                                                                        $ 205,000



SCHWAB MARKETTRACK BALANCED PORTFOLIO
                                                                                       VALUE OF FUND'S HOLDINGS AS OF
               Regular Broker-Dealer                                                          OCTOBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
CitiGroup Global Markets                                                                        $ 1,719,000
JP Morgan Chase & Co.                                                                           $ 1,111,000
Merrill Lynch & Co.                                                                               $ 551,000
Morgan Stanley                                                                                    $ 536,000
Lehman Brothers Inc.                                                                              $ 280,000
State Street Bank & Trust Co.                                                                     $ 141,000
Charles Schwab & Co., Inc.                                                                        $ 125,000


SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO
                                                                                       VALUE OF FUND'S HOLDINGS AS OF
               Regular Broker-Dealer                                                          OCTOBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
CitiGroup Global Markets                                                                          $ 390,000
JP Morgan Chase & Co.                                                                             $ 254,000
Goldman Sachs & Co.                                                                               $ 138,000
Merrill Lynch & Co.                                                                               $ 131,000
Morgan Stanley                                                                                    $ 124,000
Lehman Brothers Inc.                                                                               $ 62,000
Charles Schwab & Co., Inc.                                                                         $ 39,000
State Street Bank & Trust Co.                                                                      $ 32,000



SCHWAB S&P 500 FUND
                                                                                       VALUE OF FUND'S HOLDINGS AS OF
               Regular Broker-Dealer                                                          OCTOBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
CitiGroup Global Markets                                                                      $ 166,257,000
JP Morgan Chase & Co.                                                                         $ 106,081,000
Goldman Sachs & Co.                                                                            $ 52,509,000
Morgan Stanley                                                                                 $ 52,419,000
Merrill Lynch & Co.                                                                            $ 49,855,000
Lehman Brothers Inc.                                                                           $ 26,684,000
State Street Bank & Trust Co.                                                                  $ 14,498,000
Charles Schwab & Co., Inc.                                                                     $ 12,038,000




SCHWAB 1000 FUND
                                                                                       VALUE OF FUND'S HOLDINGS AS OF
               Regular Broker-Dealer                                                          OCTOBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
JP Morgan Chase & Co.                                                                          $ 75,161,000
Morgan Stanley                                                                                 $ 37,347,000
Merrill Lynch                                                                                  $ 36,197,000
Charles Schwab & Co., Inc                                                                      $ 10,577,000
State Street Bank & Trust Co.                                                                  $ 10,045,000
Bear Stearns & Co.                                                                              $ 7,664,000
Jefferies Group, Inc.                                                                           $ 1,501,000



SCHWAB HEDGE EQUITY FUND
                                                                                       VALUE OF FUND'S HOLDINGS AS OF
               Regular Broker-Dealer                                                          OCTOBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
Investment Technology Group                                                                     $ 6,673,000
JP Morgan Chase & Co.                                                                           $ 1,883,000



SCHWAB SMALL-CAP INDEX FUND
                                                                                       VALUE OF FUND'S HOLDINGS AS OF
               Regular Broker-Dealer                                                          OCTOBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
Investment Technology Group                                                                     $ 2,964,000

SCHWAB TOTAL STOCK MARKET INDEX FUND
                                                                                       VALUE OF FUND'S HOLDINGS AS OF
               Regular Broker-Dealer                                                          OCTOBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
CitiGroup Global Markets Inc.                                                                  $ 20,680,000
JP Morgan Chase & Co.                                                                          $ 14,040,000
Goldman Sachs & Co.                                                                             $ 7,345,000
Merrill Lynch                                                                                   $ 6,976,000
Morgan Stanley                                                                                  $ 6,902,000
Lehman Brothers Inc.                                                                            $ 3,716,000
Charles Schwab & Co., Inc.                                                                      $ 2,025,000
State Street Bank & Trust Co.                                                                   $ 1,798,000
Investment Technology Group                                                                       $ 222,000

SCHWAB INTERNATIONAL INDEX FUND
                                                                                       VALUE OF FUND'S HOLDINGS AS OF
               Regular Broker-Dealer                                                          OCTOBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
UBS Warburg LLC.                                                                               $ 20,815,000


SCHWAB INSTITUTIONAL SELECT S&P 500 FUND
                                                                                       VALUE OF FUND'S HOLDINGS AS OF
               Regular Broker-Dealer                                                          OCTOBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
CitiGroup Global Markets Inc.                                                                  $ 42,876,000
JP Morgan Chase & Co.                                                                          $ 27,413,000
Goldman Sachs & Co.                                                                            $ 13,607,000
Morgan Stanley                                                                                 $ 13,600,000
Merrill Lynch                                                                                  $ 12,863,000
Lehman Brothers Inc.                                                                            $ 6,939,000
State Street Bank & Trust Co.                                                                   $ 3,593,000
Charles Schwab & Co., Inc.                                                                      $ 3,127,000

SCHWAB PREMIER EQUITY FUND
                                                                                       VALUE OF FUND'S HOLDINGS AS OF
               Regular Broker-Dealer                                                          OCTOBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
State Street Bank & Trust Co.                                                                  $ 16,058,000
Investment Technology Group                                                                    $ 15,350,000


SCHWAB DIVIDEND EQUITY FUND
                                                                                       VALUE OF FUND'S HOLDINGS AS OF
               Regular Broker-Dealer                                                          OCTOBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
JP Morgan Chase & Co.                                                                          $ 20,427,000
CitiGroup Global Markets                                                                       $ 18,058,000


SCHWAB CORE EQUITY FUND
                                                                                       VALUE OF FUND'S HOLDINGS AS OF
               Regular Broker-Dealer                                                          OCTOBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
JP Morgan Chase & Co.                                                                          $ 17,078,000

SCHWAB VIEWPOINTS FUND
                                                                                       VALUE OF FUND'S HOLDINGS AS OF
               Regular Broker-Dealer                                                          OCTOBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
JP Morgan Chase & Co.                                                                           $ 1,007,000
Merrill Lynch                                                                                     $ 900,000
Goldman Sachs & Co.                                                                               $ 826,000
Investment Technology Group                                                                       $ 184,000



                            DESCRIPTION OF THE TRUSTS

Each fund, except the Schwab 1000 Index(R) Fund, is a series of Schwab Capital Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993. The Schwab 1000 Index Fund is a series of Schwab Investments, an open-end investment management company organized as a Massachusetts business trust on October 26, 1990.

The funds may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of each trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Each Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its funds) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. Each Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, each Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, each trust will be covered by insurance, which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in each Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.



  PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND PRICING OF SHARES

                  PURCHASING AND REDEEMING SHARES OF THE FUNDS


The funds are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2007:
New Year's Day, Martin Luther King Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Only orders that are received in good order by a fund's transfer agent no later than the close of the NYSE's trading session will be executed that day at the fund's (or class') share price calculated that day. On any day that the NYSE closes early, the funds reserve the right to advance the time by which purchase, redemption and exchanges orders must be received by the funds' transfer agent that day in order to be executed that day at that day's share price.


As long as the funds or Schwab follow reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.


Each Trust's Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund or share class. Each fund's minimum initial investments and minimum balance requirements, if any, are set forth in the prospectus. The minimums may be changed without prior notice.


Certain investment managers, including managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares and Schwab Institutional Select S&P 500 Fund's initial minimum investment and minimum balance requirements. In order to aggregate investments for these purposes, investment managers must purchase shares through a financial institution, such as a broker, that has been approved by the fund or its distributor and that has the capability to process purchase and redemption orders and to monitor the balances of the managers' underlying customer accounts on an aggregated basis.

As explained in more detail in the funds' prospectus, each fund that charges a redemption fee reserves the right to waive its early redemption fee for certain tax-advantaged retirement plans or charitable giving funds, certain fee-based or wrap programs, or in other circumstances when the funds' officers determine that such a waiver is in the best interest of a fund and its shareholders.

Each of the funds has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or

1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares." A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.


Each fund is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of a fund and increase its expenses, each fund reserves the right, in its sole discretion, to refuse any purchase or exchange order, or large purchase or exchange orders, including any purchase or exchange order which appears to be associated with short-term trading activities or "market timing." Because market timing decisions to buy and sell securities typically are based on an individual investor's market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for a fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities. The funds and Schwab reserve the right to refuse any purchase or exchange order, including large orders that may negatively impact their operations. More information regarding the funds' policies regarding "market timing" is included in the funds' prospectus.


Shares of the funds may be held only through a Schwab account or certain financial intermediaries that have an arrangement with Schwab. If you close your Schwab account, your fund shares may be redeemed unless you first transfer them to such a financial intermediary.

In certain circumstances, shares of a fund may be purchased "in kind" (i.e., in exchange for securities, rather than for cash). The securities tendered as part of an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or Nasdaq. Securities accepted by the fund will be valued, as set forth in the fund's prospectus, as of the time of the next determination of net asset value after such acceptance. The shares of the fund that are issued to the shareholder in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the fund and must be delivered to the fund by the investor upon receipt from the issuer. A fund will not accept securities in exchange for its shares unless such securities are, at the time of the exchange, eligible to be held by the fund and satisfy such other conditions as may be imposed by the fund's investment adviser.

                         EXCHANGING SHARES OF THE FUNDS

An exchange order involves the redemption of all or a portion of the shares of one Schwab Fund and the simultaneous purchase of shares of another Schwab Fund. Exchange orders must meet the minimum investment and any other requirements of the fund or class purchased. Exchange orders may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to Schwab Funds(R) that are bought and sold through third-party investment providers and the exchange privilege between Schwab Funds may not be available through third-party investment providers.

The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact a fund's operations; (ii) refuse orders that appear to be associated with short-term trading activities; and
(iii) materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES


Each business day, the fund or each share class of a fund calculates its share price, or NAV, as of the close of the NYSE (generally 4 p.m. Eastern time). This means that NAVs are calculated using the values of a fund's portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value using procedures approved by the Board of Trustees.


Shareholders of funds that invest in foreign securities should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of some of a fund's securities may change on days when it is not possible to buy or sell shares of the fund. The funds use approved pricing services to provide values for their portfolio securities. Current market values are generally determined by the approved pricing services as follows: generally securities traded on exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices; generally securities traded in the over-the-counter market are valued at the last reported sales price that day, or, if no sales are reported, at the mean between the bid and ask prices. Generally securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Fixed income securities normally are valued based on valuations provided by approved pricing services. Securities may be fair valued pursuant to procedures approved by the funds' Board of Trustees when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.


In accordance with the 1940 Act, the underlying funds in which the MarketTrack Portfolios, Schwab Target Funds and Schwab Viewpoints Fund invest are valued at their respective net asset values as determined by those funds. The underlying funds that are money market funds may value their portfolio securities based on the value or amortized cost method. The other underlying funds value their portfolio securities based on market quotes if they are readily available.

                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUNDS

This discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

It is each fund's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Code. By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

Each fund is treated as a separate entity for federal income tax purposes and is not combined with the trust's other funds. Each fund intends to qualify as a RIC so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of a fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers and which are engaged in the same, similar, or related trades or businesses if the fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.

Certain master limited partnerships may qualify as "qualified publicly traded partnerships" for purposes of the Subchapter M diversification rules described above. In order to do so, the master limited partnership must satisfy two requirements during the taxable year. First, the interests of such partnership either must be traded on an established securities market or must be readily tradable on a secondary market (or the substantial equivalent thereof). Second, less than 90% of the partnership's gross income can consist of dividends, interest, payments with respect to securities loans, or gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock securities or currencies.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. A fund may in certain circumstances be required to liquidate fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor or sub-adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a fund to satisfy the requirements for qualification as a RIC.

A fund's transactions in futures contracts, forward contracts, foreign currency exchange transactions, options and certain other investment and hedging activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of a fund and its shareholders.


The status of the swap agreements and other commodity-linked derivative instruments under tests to qualify as a RIC under Subchapter M of the Code has been recently addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps in which the Fund invests will not be considered qualifying income as of September 30, 2006. As a result, the Fund will therefore restrict its income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10 percent of its gross income.



With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a fund will be required to include as part of its current income the imputed interest on such obligations even though the fund has not received any interest payments on such obligations during that period. Because each fund distributes all of its net investment income to its shareholders, a fund may have to sell fund securities to distribute such imputed income which may occur at a time when the adviser would not have chosen to sell such securities and which may result in taxable gain or loss.


                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in each fund's prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in the funds.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. In general, distributions by a fund of investment company taxable income (including net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income. A portion of these distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares of the fund on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares of a fund become ex-dividend with respect to such dividend (and each fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code.


Distributions from net capital gain (if any) that are designated as capital gains dividends are taxable as long-term capital gains without regard to the length of time the shareholder has held shares of a fund. However, if you receive a capital gains dividend with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the capital gains dividend, be treated as a long-term capital loss. Long-term capital gains also will be taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.


A fund will inform you of the amount of your ordinary income dividends and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes, including what portion of the distributions will be qualified dividend income, shortly after the close of each calendar year. For corporate investors in a fund, dividend distributions the fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the fund were a regular corporation. Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

A fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that for a fund's taxable year beginning after December 31, 2004 and not beginning after December 31, 2007, interest related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding taxes. Distributions to foreign shareholders of such short-term capital gain dividends, of long-term capital gains and any gains from the sale or other disposition of shares of a fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.


Income that a MarketTrack Portfolio, Schwab Target Fund, Schwab International Index Fund(R), or the Schwab Viewpoints Fund receives from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If a MarketTrack Portfolio, Schwab Target Fund, Schwab International Index Fund or the Schwab Viewpoints Fund has at least 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to "pass through" to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes, subject to certain limitations described in Code sections 901 and 904. A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. It is expected that the Schwab International Index Fund will have more than 50% of the value of its total assets at the close of its taxable year invested in foreign securities, and it will make this election. It is expected that the MarketTrack Portfolios, Schwab Target Funds, and Schwab Viewpoints Fund will not have 50% of their assets invested in foreign securities at the close of their taxable years, and therefore will not be permitted to make this election. Also, to the extent a MarketTrack Portfolio, Schwab Target Fund or the Schwab Viewpoints Fund invests in an underlying mutual fund that elects to pass through foreign taxes, the MarketTrack Portfolio, Schwab Target Fund or the Schwab Viewpoints Fund will not be able to pass through the taxes paid by the underlying mutual fund. Each shareholder's respective pro rata share of foreign taxes a MarketTrack Portfolio, Schwab Target Fund or the Schwab Viewpoints Fund pays will, therefore, be netted against its share of the MarketTrack Portfolio's, Schwab Target Fund's or the Schwab Viewpoints Fund's gross income.



The MarketTrack Portfolios, Schwab Target Funds, Schwab International Index Fund and the Schwab Viewpoints Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (PFIC) or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the Schwab International Index Fund(R), Schwab Target Funds, MarketTrack Portfolios and the Schwab Viewpoints Fund do invest in PFICs, it may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the Schwab International Index Fund, Schwab Target Funds, Schwab MarketTrack Portfolios and the Schwab Viewpoints Fund may be required to distribute amounts in excess of realized income and gains. To the extent that the Schwab International Index Fund, Schwab Target Funds, MarketTrack Portfolios and the Schwab Viewpoints Fund do invest in foreign securities which are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the funds' shareholders. Therefore, the payment of this tax would reduce the Schwab International Index Fund's and each of the Schwab MarketTrack Portfolio's, Schwab Target Fund's and the Schwab Viewpoints Fund's economic return from its PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.


Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the fund.

                  APPENDIX A - RATINGS OF INVESTMENT SECURITIES


From time to time, the fund may report the percentage of its assets that fall into the rating categories set forth below.




                                      BONDS


                            MOODY'S INVESTORS SERVICE



Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.



A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



                          STANDARD & POOR'S CORPORATION



INVESTMENT GRADE



AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.



AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.



BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.



SPECULATIVE GRADE



Debt rated 'BB' and 'B' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.



BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.



B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.



                                   FITCH, INC.



INVESTMENT GRADE BOND



AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.



AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated 'F1+'.



A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.



BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE BOND



BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.



B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.



                          DOMINION BOND RATING SERVICE




Bond and Long Term Debt Rating Scale



As is the case with all DBRS rating scales, long term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. DBRS ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every DBRS rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.



AAA:  Highest Credit Quality
AA:  Superior Credit Quality
A:  Satisfactory Credit Quality



BBB:  Adequate Credit Quality
BB:  Speculative
B: Highly Speculative



CCC: Very Highly Speculative
CC:  Very Highly Speculative
C:  Very Highly Speculative



"AAA" Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.



"AA" Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

"A" Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.



"BBB" Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.



"BB" Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.




"B" Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.



"CCC" / "CC" / "C" Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B". Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.



"D" This category indicates Bonds in default of either interest or principal.



("HIGH", "LOW") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.



                COMMERCIAL PAPER AND SHORT-TERM DEBT RATING SCALE



Dominion Bond Rating Service



As is the case with all DBRS rating scales, commercial paper ratings are meant to give an indication of the risk that the borrower will not fulfill its obligations in a timely manner. DBRS ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every DBRS rating is based on quantitative and qualitative considerations which are relevant for the borrowing entity.



R-1:  Prime Credit Quality



R-2:  Adequate Credit Quality



R-3:  Speculative



All three DBRS rating categories for short term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.

"R-1 (HIGH)" Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.



"R-1 (MIDDLE)" Short term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition which DBRS has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.



"R-1 (LOW)" Short term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.



"R-2 (HIGH)", "R-2 (MIDDLE)", "R-2 (LOW)" Short term debt rated "R-2" is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.



"R-3 (HIGH)", "R-3 (MIDDLE)", "R-3 (LOW)" Short term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.



              SHORT TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS



                            MOODY'S INVESTORS SERVICE



Short term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-3 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.



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


                          STANDARD & POOR'S CORPORATION



An S&P SP-1 rating indicates that the subject securities' issuer has a strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.




                                   FITCH, INC.



Obligations supported by the highest capacity for timely repayment are rated F1+. An F1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated F2 are supported by a good capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.



                                COMMERCIAL PAPER



                            MOODY'S INVESTORS SERVICE



Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.




                          STANDARD & POOR'S CORPORATION



A Standard & Poor's Corporation ("S&P") A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.



                                   FITCH, INC.



F1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F1 reflect an assurance of timely payment only slightly less than issues rated F1+. Issues assigned an F2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.




                                 TAX EFFICIENCY


The Schwab 1000 Index(R) Fund and Schwab Total Stock Market Index Fund employ specific investment strategies designed to minimize capital gain distributions while achieving each fund's investment objective. These strategies include selling the highest tax cost securities first, not re-balancing the portfolio to reflect changes in their indexes, trading only round-lots or large blocks of securities and focusing on individual tax lots in deciding when and how to manage the realization of capital gains. In addition, the investment adviser monitors, analyzes and evaluates each of these funds' portfolio as well as market conditions to carefully manage necessary trading activity and to determine when there are opportunities to realize capital losses, which offset realized capital gains. These policies will be utilized to the extent they do not have a material effect on each fund's ability to track or match the performance of its index. They may affect the



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composition of a fund's index holdings as compared to the index. There can be no assurance that the investment adviser will succeed in avoiding realized net capital gains.


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

         APPENDIX B - DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES




Charles Schwab Investment Management ("CSIM"), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies for which it provides discretionary investment management services. CSIM's Proxy Committee exercises and documents CSIM's responsibility with regard to voting of client proxies (the "Proxy Committee"). The Proxy Committee is composed of representatives of CSIM's Compliance, Fund Administration, Legal and Portfolio Management Departments, and chaired by CSIM's Chief Investment Officer. The Chairman of the Committee may appoint the remaining members of the Committee. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the "CSIM Proxy Procedures") pertain to all of CSIM's clients.



The Boards of Trustees (the "Trustees") of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios (collectively, the "Funds" or "SchwabFunds") has delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various SchwabFunds portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular SchwabFunds Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.



To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping.



PROXY VOTING POLICY



For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM's policy to vote proxies in the manner that CSIM and the Proxy Committee determine will maximize the economic benefit to CSIM's clients. In furtherance of this policy, the Proxy Committee has received and reviewed ISS's written proxy voting policies and procedures ("ISS's Proxy Procedures") and has determined that ISS's Proxy Procedures are consistent with the CSIM Proxy Procedures and CSIM's fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to ISS's Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM's fiduciary duty with respect to its clients.



Except under the circumstances described below, the Proxy Committee will delegate to ISS responsibility for voting proxies, including timely submission of votes, on behalf of CSIM's clients in accordance with ISS's Proxy Procedures.



For proxy issues that are not addressed by ISS's Proxy Procedures or are determined by the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff to raise significant concerns with respect to the accounts of CSIM clients, the Proxy Committee will review the analysis and recommendation of ISS. Examples of factors that could cause a matter to



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


raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company's industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct ISS to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares in order to maximize the value of that particular holding.



With respect to proxies of an affiliated mutual fund, the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e., "echo vote"), unless otherwise required by law. When required by law, the Proxy Committee will also "echo vote" proxies of an unaffiliated mutual fund. For example, certain exemptive orders issued to the SchwabFunds by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the SchwabFunds, under certain circumstances, to "echo vote" proxies of registered investment companies that serve as underlying investments of the SchwabFunds. When not required to "echo vote," the Proxy Committee will delegate to ISS responsibility for voting proxies of an unaffiliated mutual fund in accordance with ISS's Proxy Procedures.




Under certain circumstances, ISS may not provide an analysis or recommendation for voting a security's proxy. In that event, and when the following criteria are met, two members of the Proxy Committee, including at least one representative from equity Portfolio Management, may decide how to vote such proxy in order to maximize the value of that particular holding. The following criteria must be met: (1) For each Fund that holds the security in its portfolio, the value of the security must represent less than one tenth of one cent in the Fund's NAV, and (2) the security's value must equal less than $50,000 in the aggregate across all of the Funds and separate accounts that hold this security. Any voting decision made under these circumstances will be reported to the Proxy Committee at its next scheduled meeting.



         Conflicts of Interest. Except as described above for proxies of mutual funds, for proxy issues that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM's clients, CSIM will delegate to ISS responsibility for voting such proxies in accordance with ISS's Proxy Procedures. The CSIM Legal Department is responsible for developing procedures to identify material conflicts of interest.



         Voting Foreign Proxies. CSIM has arrangements with ISS for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:



         -  proxy statements and ballots written in a foreign language;



         -  untimely and/or inadequate notice of shareholder meetings;



         -  restrictions of foreigner's ability to exercise votes;



         -  requirements to vote proxies in person;



         - the imposition of restrictions on the sale of securities for a period of time in proximity to the shareholder meeting;



         - requirements to provide local agents with power of attorney to facilitate CSIM's voting instructions.



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


In consideration of the foregoing issues, ISS uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote.



         Sub-Advisory Relationships. For investment companies or other clients that CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM may delegate its responsibility to vote proxies with respect to such investment companies' or other clients' securities. Each Sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities as it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser's proxy voting policy to ensure that each Sub-adviser's proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.



REPORTING AND RECORD RETENTION



CSIM will maintain, or cause ISS to maintain, records which identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients proxy voting records and procedures.



CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.



PROXY COMMITTEE QUORUM



At scheduled meetings of the Proxy Committee, attendance by four members (or their respective designates) constitutes a quorum. Two members of the Committee may make voting decisions under the limited circumstances described above.



CONCISE SUMMARY OF ISS 2007 PROXY VOTING GUIDELINES



Effective for Meetings on or after Feb. 1, 2007
Updated Dec. 15, 2006



                                   1. AUDITORS



AUDITOR RATIFICATION



Vote FOR proposals to ratify auditors, unless any of the following apply:



      - An auditor has a financial interest in or association with the company, and is therefore not independent,



      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position; or



      -  Fees for non-audit services ("Other" fees) are excessive.



                              2. BOARD OF DIRECTORS



VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS



Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:



      -  Composition of the board and key board committees;



      -  Attendance at board and committee meetings;



      -  Corporate governance provisions and takeover activity;



      -  Disclosures under Section 404 of Sarbanes-Oxley Act;



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


      -  Long-term company performance relative to a market and peer index;



      -  Extent of the director's investment in the company;



      -  Existence of related party transactions;



      -  Whether the chairman is also serving as CEO;



      -  Whether a retired CEO sits on the board;



      -  Number of outside boards at which a director serves;



      - Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.



WITHHOLD from individual directors who:



     - Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);



     -   Sit on more than six public company boards;



     - Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.



WITHHOLD from the entire board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:



     - The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;



     - The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;



     - The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;



     - The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;



     - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;



      - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;



      - At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;



      - The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors".



WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:



      - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;



      - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;



      - The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;



      -  The full board is less than majority independent.



WITHHOLD from the members of the Audit Committee if:



      - The non-audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);



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      -  A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;



      - There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.



WITHHOLD from the members of the Compensation Committee if:



     - There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);



     - The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;



      - The company fails to submit one-time transfers of stock options to a shareholder vote;



      - The company fails to fulfill the terms of a burn rate commitment they made to shareholders;



      -  The company has backdated options (see "Options Backdating" policy);



      - The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.



WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.



CLASSIFICATION/DECLASSIFICATION OF THE BOARD



Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards, and to elect all directors annually.



INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)



Generally vote FOR shareholder proposals requiring an independent director fill the position of chair, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:



     - Has a designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:



         - Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,



         - Serving as liaison between the chairman and the independent directors,



         -  Approving information sent to the board,



         -  Approving meeting agendas for the board,



         - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,



         -  Having the authority to call meetings of the independent directors,



         - If requested by major shareholders, ensuring that he is available for consultation and direct communication;



      -  Two-thirds independent board;



      -  All-independent key committees;



      -  Established governance guidelines;



      -  The company does not under-perform its peers*.



* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company, and identified on the Executive compensation page of proxy analyses.



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To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year performance, on industry peers, and index).



MAJORITY VOTE SHAREHOLDER PROPOSALS



Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.



                                3. PROXY CONTESTS



VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS



Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:



      - Long-term financial performance of the target company relative to its industry;



      -  Management's track record;



      -  Background to the proxy contest;



      -  Qualifications of director nominees (both slates);



      - Strategic plan of dissident slate and quality of critique against management;



      - Likelihood that the proposed goals and objectives can be achieved (both slates);



      -  Stock ownership positions.



REIMBURSING PROXY SOLICITATION EXPENSES



Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.



                              4. TAKEOVER DEFENSES



POISON PILLS



Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:



      -  Shareholders have approved the adoption of the plan; or



      - The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.



Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.



Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:



      -  No lower than a 20% trigger, flip-in or flip-over;



      -  A term of no more than three years;





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      -  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;



      - Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.



SUPERMAJORITY VOTE REQUIREMENTS



Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.



                     5. MERGERS AND CORPORATE RESTRUCTURINGS



For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:



      - Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.



      - Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.



      - Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.



      - Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.



      - Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.



      - Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance. 6. STATE OF INCORPORATION REINCORPORATION PROPOSALS Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.



                              7. CAPITAL STRUCTURE



COMMON STOCK AUTHORIZATION



Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve



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increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.



In addition, for capital requests that are less than or equal to 300 percent of the current authorized shares and that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), vote on a CASE-BY-CASE basis, In this situation, vote FOR the increase based on the company's performance, and whether the company's ongoing use of shares has shown prudence.



ISSUE STOCK FOR USE WITH RIGHTS PLAN



Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).



PREFERRED STOCK



Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.



                     8. EXECUTIVE AND DIRECTOR COMPENSATION



POOR PAY PRACTICES



WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:



- Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);



- Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);



- Huge bonus payouts without justifiable performance linkage or proper disclosure;



- Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);



- Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);



- New CEO awarded an overly generous new hire package (e.g., including excessive "make whole" provisions or any of the poor pay practices listed in this policy);



- Excessive severance provisions (e.g., including excessive change in control payments);



- Change in control payouts without loss of job or substantial diminution of job duties;


-  Internal pay disparity;



-  Options backdating (covered in a separate policy); and



EQUITY COMPENSATION PLANS



Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:



      -  The total cost of the company's equity plans is unreasonable;



      - The plan expressly permits the repricing of stock options without prior shareholder approval;



      -  There is a disconnect between CEO pay and the company's performance;



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      -  The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or




      -  The plan is a vehicle for poor pay practices.



DIRECTOR COMPENSATION



Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.



On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:



      - Director stock ownership guidelines with a minimum of three times the annual cash retainer.



      -  Vesting schedule or mandatory holding/deferral period:



         - A minimum vesting of three years for stock options or restricted stock; or



         -  Deferred stock payable at the end of a three-year deferral period.



      -  Mix between cash and equity:



         - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or



         - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.



      - No retirement/benefits and perquisites provided to non-employee directors; and



      - Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.




EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS



Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:



      -  Purchase price is at least 85% of fair market value;



      -  Offering period is 27 months or less; and



      - The number of shares allocated to the plan is ten percent or less of the outstanding shares.



EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS



Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:



      - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5% or more of beneficial ownership of the company);



      - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;



      - Company matching contribution up to 25% of employee's contribution, which is effectively a discount of 20% from market value;



      - No discount on the stock price on the date of purchase, since there is a company matching contribution.



OPTIONS BACKDATING



In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:




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     -  Reason and motive for the options backdating issue, such as inadvertent
        vs. deliberate grant date changes;



     -  Length of time of options backdating;



     -  Size of restatement due to options backdating;



     - Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;



     - Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.



SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES



Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:



     -  The triggering mechanism should be beyond the control of management;



     - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation) during the five years prior to the year in which the change of control occurs;



     - Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.



                           9. CORPORATE RESPONSIBILITY



ANIMAL RIGHTS



Generally vote AGAINST proposals to phase out the use of animals in product testing unless:



      - The company is conducting animal testing programs that are unnecessary or not required by regulation;



      - The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;



      - The company has been the subject of recent, significant controversy related to its testing programs.



DRUG PRICING AND RE-IMPORTATION



Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products, unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:



      -  The existing level of disclosure on pricing policies;



      -  Deviation from established industry pricing norms;



      - The company's existing initiatives to provide its products to needy consumers;



      - Whether the proposal focuses on specific products or geographic regions.



Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.



GENETICALLY MODIFIED FOODS



Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products, or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.



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GENETICALLY MODIFIED FOODS



Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.



TOBACCO



Most tobacco-related proposals (such as on second-hand smoke, advertising to youth, and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.



TOXIC CHEMICALS



Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals.
Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe, unless such actions are required by law in specific markets.



ARCTIC NATIONAL WILDLIFE REFUGE



Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:



      - New legislation is adopted allowing development and drilling in the ANWR region;



      -  The company intends to pursue operations in the ANWR; and



      - The company has not disclosed an environmental risk report for its ANWR operations.



CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)



Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs, unless:



      - The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or



      -  The company does not directly source from CAFOs.



GLOBAL WARMING AND KYOTO PROTOCOL COMPLIANCE



Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.



Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:



      -  The company does not maintain operations in Kyoto signatory markets;



      - The company already evaluates and substantially discloses such information; or,



      - Greenhouse gas emissions do not significantly impact the company's core businesses.



POLITICAL CONTRIBUTIONS



Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: recent significant controversy or litigation related to the company's political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.



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LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE



Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.



OUTSOURCING/OFF-SHORING



Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report to shareholders; the existence of a publicly available code of corporate conduct that applies to international operations.



COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS



Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.



                             10. MUTUAL FUND PROXIES



ELECTION OF DIRECTORS



Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.



CONVERTING CLOSED-END FUND TO OPEN-END FUND



Vote CASE-BY-CASE on conversion proposals, considering the following factors:



      -  Past performance as a closed-end fund;



      -  Market in which the fund invests;




      -  Measures taken by the board to address the discount; and



      - Past shareholder activism, board activity, and votes on related proposals.



ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT



Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.



REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED



Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.





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